                                                                    Exhibit 10.4

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                                   $70,000,000

                                CREDIT AGREEMENT

                          dated as of October 21, 2003,

                                      among

                            NORCRAFT COMPANIES, L.P.,
                                  as Borrower,

                             NORCRAFT HOLDINGS, L.P.
                                       and
                       THE OTHER GUARANTORS PARTY HERETO,
                                 as Guarantors,

                            THE LENDERS PARTY HERETO

                                       and

              UBS SECURITIES LLC, as Bookmanager and Lead Arranger,

           WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent,

                 WACHOVIA CAPITAL MARKETS, LLC, as Co-Arranger,

                        CIT LENDING SERVICES CORPORATION,
                             as Documentation Agent,

                   UBS LOAN FINANCE LLC, as Swingline Lender,

                                       and

                            UBS AG, STAMFORD BRANCH,
           as Issuing Bank, Administrative Agent and Collateral Agent

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                                TABLE OF CONTENTS

Section                                                                     Page
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                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.   Defined Terms..................................................2
SECTION 1.02.   Classification of Loans and Borrowings........................33
SECTION 1.03.   Terms Generally...............................................33
SECTION 1.04.   Accounting Terms; GAAP........................................33

                                   ARTICLE II

                                   THE CREDITS

SECTION 2.01.   Commitments...................................................33
SECTION 2.02.   Loans.........................................................34
SECTION 2.03.   Borrowing Procedure...........................................35
SECTION 2.04.   Evidence of Debt; Repayment of Loans..........................35
SECTION 2.05.   Fees..........................................................36
SECTION 2.06.   Interest on Loans.............................................37
SECTION 2.07.   Termination and Reduction of Commitments......................37
SECTION 2.08.   Interest Elections............................................38
SECTION 2.09.   Amortization of Term Borrowings...............................39
SECTION 2.10.   Optional and Mandatory Prepayments of Loans...................39
SECTION 2.11.   Alternate Rate of Interest....................................42
SECTION 2.12.   Increased Costs...............................................43
SECTION 2.13.   Breakage Payments.............................................44
SECTION 2.14.   Payments Generally; Pro Rata Treatment; Sharing of Setoffs....44
SECTION 2.15.   Taxes.........................................................45
SECTION 2.16.   Mitigation Obligations; Replacement of Lenders................47
SECTION 2.17.   Swingline Loans...............................................48
SECTION 2.18.   Letters of Credit.............................................49

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

SECTION 3.01.   Organization; Powers..........................................54
SECTION 3.02.   Authorization; Enforceability.................................54
SECTION 3.03.   Governmental Approvals; No Conflicts..........................54
SECTION 3.04.   Financial Statements..........................................55
SECTION 3.05.   No Claims.....................................................55
SECTION 3.06.   Properties....................................................55
SECTION 3.07.   Intellectual Property.........................................56
SECTION 3.08.   Condition and Maintenance of Equipment........................57
SECTION 3.09.   Equity Interests and Subsidiaries.............................57
SECTION 3.10.   Litigation; Compliance with Laws..............................57

Section                                                                     Page
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SECTION 3.11.   Agreements....................................................57
SECTION 3.12.   Federal Reserve Regulations...................................58
SECTION 3.13.   Investment Company Act; Public Utility Holding Company Act....58
SECTION 3.14.   Use of Proceeds...............................................58
SECTION 3.15.   Taxes.........................................................58
SECTION 3.16.   No Material Misstatements.....................................58
SECTION 3.17.   Labor Matters.................................................59
SECTION 3.18.   Solvency......................................................59
SECTION 3.19.   Employee Benefit Plans........................................59
SECTION 3.20.   Environmental Matters.........................................60
SECTION 3.21.   Insurance.....................................................61
SECTION 3.22.   Security Documents............................................61
SECTION 3.23.   Acquisition Documents; Representations and Warranties in
                   Agreement..................................................62
SECTION 3.24.   Subordination of Senior Subordinated Notes....................62

                                   ARTICLE IV

                         CONDITIONS TO CREDIT EXTENSIONS

SECTION 4.01.   Conditions to Initial Credit Extension........................62
SECTION 4.02.   Conditions to All Credit Extensions...........................67

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

SECTION 5.01.   Financial Statements, Reports, etc............................68
SECTION 5.02.   Litigation and Other Notices..................................70
SECTION 5.03.   Existence; Businesses and Properties..........................71
SECTION 5.04.   Insurance.....................................................71
SECTION 5.05.   Obligations and Taxes.........................................72
SECTION 5.06.   Employee Benefits.............................................73
SECTION 5.07.   Maintaining Records; Access to Properties and Inspections.....73
SECTION 5.08.   Use of Proceeds...............................................73
SECTION 5.09.   Compliance with Environmental Laws; Environmental Reports.....73
SECTION 5.10.   Additional Collateral; Additional Guarantors..................74
SECTION 5.11.   Security Interests; Further Assurances........................75
SECTION 5.12.   Information Regarding Collateral..............................75

                                   ARTICLE VI

                               NEGATIVE COVENANTS

SECTION 6.01.   Indebtedness..................................................76
SECTION 6.02.   Liens.........................................................77
SECTION 6.03.   Sale and Leaseback Transactions...............................80
SECTION 6.04.   Investment, Loan and Advances.................................80
SECTION 6.05.   Mergers, Consolidations, Sales of Assets and Acquisitions.....81
SECTION 6.06.   Dividends.....................................................82
SECTION 6.07.   Transactions with Affiliates..................................83

Section                                                                     Page
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SECTION 6.08.   Financial Covenants...........................................84
SECTION 6.09.   Prepayments of Other Indebtedness; Modifications of
                   Organizational Documents and Other Documents, etc..........85

SECTION 6.10.   Limitation on Certain Restrictions on Subsidiaries............86
SECTION 6.11.   Limitation on Issuance of Capital Stock.......................86
SECTION 6.12.   Limitation on Creation of Subsidiaries........................86
SECTION 6.13.   Business......................................................87
SECTION 6.14.   Limitation on Accounting Changes..............................87
SECTION 6.15.   Fiscal Year...................................................87
SECTION 6.16.   Lease Obligations.............................................87
SECTION 6.17.   No Further Negative Pledge....................................87
SECTION 6.18.   Limitation on Finance Subsidiary..............................87

                                   ARTICLE VII

                                    GUARANTEE

SECTION 7.01.   The Guarantee.................................................88
SECTION 7.02.   Obligations Unconditional.....................................88
SECTION 7.03.   Reinstatement.................................................89
SECTION 7.04.   Subrogation; Subordination....................................89
SECTION 7.05.   Remedies......................................................89
SECTION 7.06.   Instrument for the Payment of Money...........................90
SECTION 7.07.   Continuing Guarantee..........................................90
SECTION 7.08.   General Limitation on Guarantee Obligations...................90
SECTION 7.09.   Release of Guarantors.........................................90

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

                                   ARTICLE IX

             COLLATERAL ACCOUNT; APPLICATION OF COLLATERAL PROCEEDS

SECTION 9.01.   Collateral Account............................................93
SECTION 9.02.   Proceeds of Destruction, Taking and Collateral Dispositions...94
SECTION 9.03.   Application of Proceeds.......................................94

                                    ARTICLE X

                THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT

SECTION 10.01.   Appointment..................................................95
SECTION 10.02.   Agent in Its Individual Capacity.............................95
SECTION 10.03.   Exculpatory Provisions.......................................95
SECTION 10.04.   Reliance by Agent............................................96
SECTION 10.05.   Delegation of Duties.........................................96
SECTION 10.06.   Successor Agent..............................................96
SECTION 10.07.   Non-Reliance on Agent and Other Lenders......................96

Section                                                                     Page
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SECTION 10.08.   No Other Administrative Agent................................97
SECTION 10.09.   Indemnification..............................................97

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.01.   Notices......................................................97
SECTION 11.02.   Waivers; Amendment...........................................98
SECTION 11.03.   Expenses; Indemnity.........................................100
SECTION 11.04.   Successors and Assigns......................................101
SECTION 11.05.   Survival of Agreement.......................................103
SECTION 11.06.   Counterparts; Integration; Effectiveness....................104
SECTION 11.07.   Severability................................................104
SECTION 11.08.   Right of Setoff.............................................104
SECTION 11.09.   Governing Law; Jurisdiction; Consent to Service of Process..104
SECTION 11.10.   Waiver of Jury Trial........................................105
SECTION 11.11.   Headings....................................................105
SECTION 11.12.   Confidentiality.............................................105
SECTION 11.13.   Interest Rate Limitation....................................106
SECTION 11.14.   Lender Addendum.............................................106
SECTION 11.15.   Obligations Absolute........................................106

ANNEXES

Annex I                 Applicable Margin
Annex II                Amortization Table

SCHEDULES

Schedule 1.01(a)        Mortgaged Property
Schedule 1.01(b)        Refinancing Indebtedness To Be Repaid
Schedule 1.01(c)        Subsidiary Guarantors
Schedule 3.03           Governmental Approvals; Compliance with Laws
Schedule 3.06(b)        Real Property
Schedule 3.07(c)        Violations or Proceedings
Schedule 3.09(a)        Subsidiaries
Schedule 3.09(c)        Corporate Organizational Chart
Schedule 3.11(c)        Material Agreements
Schedule 3.20           Environmental Matters
Schedule 3.21           Insurance
Schedule 3.23           Acquisition Documents
Schedule 4.01(f)        Local Counsel
Schedule 4.01(m)(vi)    Landlord Access Agreements
Schedule 4.01(n)(iii)   Title Insurance Amounts
Schedule 6.01(b)        Existing Indebtedness
Schedule 6.02(c)        Existing Liens
Schedule 6.04(b)        Existing Investments

EXHIBITS

Exhibit A               Form of Administrative Questionnaire
Exhibit B               Form of Assignment and Acceptance
Exhibit C               Form of Borrowing Request
Exhibit D               Form of Interest Election Request
Exhibit E               Form of Joinder Agreement
Exhibit F               Form of Landlord Access Agreement
Exhibit G               Form of Mortgage
Exhibit H-1             Form of Term Note
Exhibit H-2             Form of Revolving Note
Exhibit H-3             Form of Swingline Note
Exhibit I-1             Form of Perfection Certificate
Exhibit I-2             Form of Perfection Certificate Supplement
Exhibit J-1             Form of U.S. Security Agreement
Exhibit J-2             Form of Canadian Security Agreement
Exhibit J-3             Form of Canadian Pledge Agreement
Exhibit K-1             Form of Opinion of Company Counsel
Exhibit K-2             Form of Opinion of Local Counsel
Exhibit L               Form of Intercompany Note
Exhibit M               Form of Solvency Certificate
Exhibit N               Form of Lender Addendum
Exhibit O               Form of Compliance Certificate
Exhibit P               Form of LC Request

                                CREDIT AGREEMENT

     This CREDIT AGREEMENT (this "Agreement") dated as of October 21, 2003, among NORCRAFT COMPANIES, L.P., a Delaware limited partnership ("Borrower"), NORCRAFT HOLDINGS, L.P., a Delaware limited partnership ("Holdings"), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I), the Lenders, UBS SECURITIES LLC, as bookmanager and lead arranger (in such capacity, the "Lead Arranger"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (in such capacity, the "Syndication Agent"), WACHOVIA CAPITAL MARKETS, LLC, as co-arranger (the "Co-Arranger"), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, the "Swingline Lender"), UBS AG, STAMFORD BRANCH, as Issuing Bank (as defined below), as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Secured Parties and the Issuing Bank (in such capacity, the "Collateral Agent"), and CIT LENDING SERVICES CORPORATION, as documentation agent (in such capacity, the "Documentation Agent").

                                   WITNESSETH:

     WHEREAS, Holdings and Borrower have entered into a unit purchase agreement, dated as of August 29, 2003 and amended as of October 3, 2003 (as further amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof and thereof, the "Acquisition Agreement"), with the unitholders of Borrower (collectively, "Seller"), whereby Holdings will acquire (the "Acquisition") all of the outstanding Equity Interests of Borrower, and Borrower will thereby become a direct Wholly Owned Subsidiary of Holdings.

     WHEREAS, the Equity Financing shall be consummated simultaneously herewith.

     WHEREAS, Borrower has requested the Lenders to extend credit in the form of
(a) Term Loans on the Closing Date, in an aggregate principal amount not in excess of $45,000,000 and (b) Revolving Loans at any time and from time to time prior to the Revolving Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $25,000,000, of which no more than $5.0 million may be drawn on the Closing Date.

     WHEREAS, Borrower has requested the Swingline Lender to make Swingline Loans, at any time and from time to time prior to the Revolving Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $5.0 million.

     WHEREAS, Borrower has requested the Issuing Bank to issue letters of credit, in an aggregate face amount at any time outstanding not in excess of $10.0 million.

     WHEREAS, the proceeds of the Loans are to be used in accordance with
Section 3.14.

     NOW, THEREFORE, the Lenders are willing to extend such credit to Borrower and the Issuing Bank is willing to issue letters of credit for the account of Borrower on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

     "ABR", when used in reference to any Loan or Borrowing, is used when such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

     "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

     "ABR Loan" shall mean any ABR Term Loan or ABR Revolving Loan.

     "ABR Revolving Borrowing" shall mean a Borrowing comprised of ABR Revolving Loans.

     "ABR Revolving Loan" shall mean any Revolving Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

     "ABR Term Loan" shall mean any Term Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

     "Acquisition" shall have the meaning assigned to such term in the first recital hereto.

     "Acquisition Agreement" shall have the meaning assigned to such term in the first recital hereto.

     "Acquisition Consideration" shall mean the purchase consideration for any Permitted Acquisition and all other payments by Holdings or any of its Subsidiaries in exchange for, or as part of, or in connection with, any Permitted Acquisition, whether paid in cash or by exchange of Equity Interests or of assets or otherwise and whether payable at or prior to the consummation of such Permitted Acquisition or deferred for payment at any future time, whether or not any such future payment is subject to the occurrence of any contingency, and includes any and all payments representing the purchase price and any assumptions of Indebtedness, "earn-outs" and other agreements to make any payment the amount of which is, or the terms of payment of which are, in any respect subject to or contingent upon the revenues, income, cash flow or profits (or the like) of any person or business; provided that any such future payment that is subject to a contingency shall only be considered Acquisition Consideration to the extent of the reserve, if any, required under GAAP at the time of such sale to be established in respect thereof by Holdings or any of its Subsidiaries.

     "Acquisition Documents" shall mean the collective reference to the Acquisition Agreement, and the other documents listed on Schedule 3.23.

     "Adjusted LIBOR Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, (a) an interest rate per annum (rounded upward, if necessary, to the next 1/100th of 1%) determined by the Administrative Agent to be equal to the LIBOR Rate for such Eurodollar Borrowing in effect for such Interest Period divided by (b) 1 minus the Statutory Reserves (if any) for such Eurodollar Borrowing for such Interest Period.

     "Administrative Agent" shall have the meaning assigned to such term in the preamble hereto and includes each other person appointed as the successor pursuant to Article X.

     "Administrative Agent Fees" shall have the meaning assigned to such term in
Section 2.05(b).

     "Administrative Questionnaire" shall mean an Administrative Questionnaire in the form of Exhibit A, or such other form as may be supplied from time to time by the Administrative Agent.

     "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified; provided, however, that, for purposes of Section 6.07, the term "Affiliate" shall also include (i) any person that directly or indirectly owns more than 10% of any class of Equity Interests of the person specified or (ii) any person that is an executive officer or director of the person specified.

     "Agents" shall mean the Lead Arranger, Co-Arranger, Syndication Agent, Administrative Agent, Collateral Agent and Documentation Agent.

     "Agreement" shall have the meaning assigned to such term in the preamble hereto.

     "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upward, if necessary, to the next 1/100th of 1%) equal to the greater of (a) the Base Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 0.50%. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Base Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Base Rate or the Federal Funds Effective Rate, respectively.

     "Annualization Factor" shall mean (i) four, in the case of the Test Period ending December 31, 2003, (ii) two, in the case of the Test Period ending March 31, 2004 and (iii) 4/3, in the case of the Test Period ending June 30, 2004.

     "Applicable Fee" shall mean, for any day, with respect to any Term Loan or Revolving Loan, as the case may be, the applicable percentage set forth in Annex I under the caption "Applicable Fee".

     "Applicable Margin" shall mean, for any day, for the Term Loans, the Revolving Loans and the Swingline Loans, the applicable percentage set forth in the immediately succeeding table:

                  Eurodollar Loans   ABR Loans
                  ----------------   ---------
Term Loans              3.25%           2.25%
Revolving Loans         2.75%           1.75%

; provided that after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.01(a) or (b) and
Section 5.01(c) for the fiscal period ending March 31, 2004, the Applicable Margin shall be determined in accordance with Annex I.

     "Arranger" shall have the meaning assigned to such term in the preamble hereto.

     "Asset Sale" shall mean (a) any conveyance, sale, lease, sublease, assignment, transfer or other disposition (including by way of merger or consolidation and including any Sale and Leaseback Transaction) of any property (including stock of any Subsidiary of Holdings by the holder thereof but excluding sales of inventory and dispositions of cash equivalents, in each case, in the ordinary course of business) by Holdings or any of its Subsidiaries and
(b) any issuance or sale by any Subsidiary of Holdings of its Equity Interests, in each case, to any person other than (i) Borrower, (ii) any Subsidiary Guarantor or (iii) other than for purposes of Section 6.05, any other Subsidiary.

     "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent, substantially in the form of Exhibit B, or such other form as shall be approved by the Administrative Agent.

     "Base Rate" shall mean, for any day, a rate per annum that is equal to the corporate base rate of interest established by the Administrative Agent from time to time; each change in the Base Rate shall be effective on the date such change is effective. The corporate base rate is not necessarily the lowest rate charged by the Administrative Agent to its customers.

     "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

     "Board of Directors" shall mean, with respect to any person, (i) in the case of any corporation, the board of directors of such person, (ii) in the case of any limited liability company, the board of managers of such person, (iii) in the case of any partnership, the Board of Directors of the general partner of such person and (iv) in any other case, the functional equivalent of the foregoing.

     "Borrower" shall have the meaning assigned to such term in the preamble hereto.

     "Borrowing" shall mean (a) Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect or (b) a Swingline Loan.

     "Borrowing Request" shall mean a request by Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C, or such other form as shall be approved by the Administrative Agent.

     "Buller Employment" shall mean the employment of Mr. Mark Buller as president and chief executive officer of Holdings and Borrower.

     "Buller Investment" shall mean the $15.5 million (which amount shall be reduced by the value of the Winnipeg Contribution) in cash common equity investments in Holdings made by Mr. Mark Buller and members of his family on the terms and conditions set forth in the Acquisition Documents.

     "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "Canadian Pledge Agreement" shall mean the pledge agreement substantially in the form of Exhibit J-3 between Borrower and the Collateral Agent for the benefit of the Secured Parties.

     "Canadian Security Agreement" shall mean the collective reference to (i) the security agreement substantially in the form of Exhibit J-2 between Norcraft Canada Corporation and the Collateral Agent for the benefit of the Secured Parties and (ii) the Canadian Pledge Agreement.

     "Capital Expenditures" shall mean, with respect to any person, for any period, without duplication, the increase during that period in the gross property, plant or equipment account reflected in the consolidated balance sheet of such person and its Consolidated Subsidiaries, in conformity with GAAP, but excluding expenditures made in connection with the replacement, substitution or restoration of property (a) to the extent financed from insurance proceeds paid on account of the loss of or damage to the property being replaced or restored,
(b) with awards of compensation arising from the taking by eminent domain or condemnation of the property being replaced or (c) with regard to equipment that is purchased simultaneously with the trade-in of existing equipment, fixed assets or improvements, the credit granted by the seller of such equipment for the trade-in of such equipment, fixed assets or improvements; provided that Capital Expenditures shall in any event exclude any portion of such increase attributable solely to acquisitions of property, plant and equipment in connection with Permitted Acquisitions.

     "Capital Lease Obligations" of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

     "Cash Equivalents" shall mean, as to any person: (a) securities issued, or directly, unconditionally and fully guaranteed or insured, by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition by such person; (b) time deposits and certificates of deposit of any Lender or any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia or any foreign country having capital and surplus aggregating in excess of $500.0 million and a rating of "A" (or such other similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) with maturities of not more than one year from the date of acquisition by such person; (c) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (b) above, which repurchase obligations are secured by a valid perfected security interest in the underlying securities; (d) commercial paper issued by any person incorporated in the United States rated at least A2 or the equivalent thereof by Standard & Poor's Rating Service or at least P2 or the equivalent thereof by Moody's Investors Service, Inc., and in each case maturing not more than one year after the date of acquisition by such person; (e) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (a) through (d) above; and (f) demand deposit accounts maintained in the ordinary course of business.

     "Casualty Event" shall mean, with respect to any property (including Real Property) of any person, any loss of title with respect to such property or any loss of or damage to or destruction of, or any condemnation or other taking (including by any Governmental Authority) of, such property for which such person or any of its Subsidiaries receives insurance proceeds or proceeds of a condemnation award or other compensation. "Casualty Event" shall include but not be limited to any taking of all or any part of any Real Property of any person or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any law, or by reason of the temporary requisition of the use or occupancy of all or any part of any Real Property of any person or any part thereof by any Governmental Authority, civil or military.

     "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. (S) 9601 et seq.

     A "Change in Control" shall be deemed to have occurred if: (a) Holdings at any time ceases to own 100% of the Equity Interests of Borrower; (b) at any time a change of control occurs under and as defined in any documentation relating to any Material Indebtedness; (c) prior to an IPO, (i) the Permitted Holders cease to own, or to have the power to vote or direct the voting of, Voting Stock of Holdings representing a majority of the voting power of the total outstanding Voting Stock of Holdings or (ii) the Permitted Holders cease to own Equity Interests representing a majority of the total economic interests of the Equity Interests of Holdings; (d) following an IPO, (i) the Permitted Holders shall fail to own, or to have the power to vote or direct the voting of, Voting Stock of Holdings representing more than 25% of the voting power of the total outstanding Voting Stock of Holdings, (ii) the Permitted Holders cease to own Equity Interests representing more than 25% of the total economic interests of the Equity Interests of Holdings or (iii) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, except that in no event shall the parties to the LP Agreement be deemed a "group" solely by virtue of being parties to the LP Agreement), other than one or more Permitted Holders, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause such person or group shall be deemed to have "beneficial ownership" of all securities that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of Voting Stock of Holdings representing more than 30% of the voting power of the total outstanding Voting Stock of Holdings; or (e) following an IPO, during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Holdings (together with any new directors whose election to such Board of Directors or whose nomination for election was approved by a majority of the voting power of the members of the Board of Directors of Holdings, which members comprising such majority are then still in office and were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Holdings.

     "Change in Law" shall mean (a) the adoption of any law, treaty, order, rule or regulation after the date of this Agreement, (b) any change in any law, treaty, order, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or Issuing Bank (or for purposes of Section 2.12(b), by any lending office of such Lender or by such Lender's or Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

     "Charges" shall have the meaning assigned to such term in Section 11.13.

     "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Term Loan Commitment or Swingline Commitment.

     "Closing Date" shall mean October 21, 2003, the date of the initial Credit Extension hereunder.

     "Co-Arranger" shall have the meaning assigned to such term in the preamble hereto.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Collateral" shall mean, collectively, all of the Security Agreement Collateral, the Mortgaged Property and all other property of whatever kind and nature pledged as collateral under any Security Document.

     "Collateral Account" shall mean a collateral account or sub-account in the form of a deposit account established and maintained by the Collateral Agent for the benefit of the Secured Parties, in accordance with the provisions of Section 9.01.

     "Collateral Agent" shall have the meaning assigned to such term in the preamble hereto.

     "Commercial Letter of Credit" shall mean any letter of credit or similar instrument issued for the account of Borrower for the benefit of Borrower or any of its Subsidiaries, for the purpose of providing credit support in connection with the purchase of materials, goods or services by Borrower or any of its Subsidiaries in the ordinary course of their businesses.

     "Commitment" shall mean, with respect to any Lender, such Lender's Revolving Commitment, Term Loan Commitment and Swingline Commitment.

     "Commitment Fee" shall have the meaning assigned to such term in Section 2.05(a).

     "Companies" shall mean Holdings and its Subsidiaries; and "Company" shall mean any one of them.

     "Compliance Certificate" shall mean a certificate of a Financial Officer substantially in the form of Exhibit O.

     "Confidential Information Memorandum" shall mean that certain confidential information memorandum dated October 2003.

     "Consolidated Amortization Expense" for any period means the amortization expense of Borrower and its Consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, including, to the extent in accordance with GAAP, the amortization of capitalized store displays.

     "Consolidated Companies" shall mean Holdings and its Consolidated Subsidiaries.

     "Consolidated Current Assets" shall mean, at any date of determination, the total assets (other than cash or Cash Equivalents) of Borrower and its Consolidated Subsidiaries which may properly be classified as current assets on a consolidated balance sheet of Borrower and its Consolidated Subsidiaries in accordance with GAAP.

     "Consolidated Current Liabilities" shall mean, as at any date of determination, the total liabilities of Borrower and its Consolidated Subsidiaries which may properly be classified as current liabilities (other than the current portion of any Indebtedness) on a consolidated balance sheet of Borrower and its Consolidated Subsidiaries in accordance with GAAP.

     "Consolidated Depreciation Expense" for any period means the depreciation expense of Borrower and its Consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

     "Consolidated EBITDA" shall mean, for any period, Consolidated Net Income for such period, adjusted by (x) adding thereto, in each case only to the extent (and in the same proportion) deducted in determining such Consolidated Net Income (and with respect to the portion of Consolidated Net Income attributable to any Subsidiary of Borrower only if a corresponding amount would be permitted at the date of determination to be distributed to Borrower by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its Organizational Documents and all agreements, instruments, judgments, decrees, orders, statutes, rules and regulations applicable to such Subsidiary or its equityholders):

          (a) Consolidated Interest Expense,

          (b) Consolidated Amortization Expense,

          (c) Consolidated Depreciation Expense,

          (d) dividends paid to Holdings pursuant to Section 6.06(d) plus, without duplication, any other provision for taxes based on income for Borrower and its Consolidated Subsidiaries,

          (e) costs and expenses incurred in connection with the Transactions (for the avoidance of doubt, including the payment by Borrower of bonus and severance payments to Mr. Hank Key and all other success bonuses paid by Borrower to employees of Borrower upon and in connection with the consummation of the Acquisition) and the Exchange Offer pursuant to the Registration Rights Agreement (including amortization of debt issuance costs, debt discount or premium and other financing fees and expenses directly relating thereto),

          (f) the amount of any payments made in accordance with Section 6.07(d) and any management fees paid in the ordinary course by Borrower to its former financial sponsor during the period from and including October 1, 2003 to and excluding the Closing Date and

          (g) all other non-cash items reducing Consolidated Net Income (including non-cash write-offs of goodwill, intangibles and long-lived assets and non-cash items resulting from purchase accounting, but excluding any non-cash charge that results in an accrual of a reserve for cash charges in any future period) for such period and

(y) subtracting therefrom the aggregate amount of all non-cash items, determined on a consolidated basis, to the extent such items increased Consolidated Net Income (other than the accrual of revenue, recording of receivables or the reversal of reserves in the ordinary course of business) for such period.

     Other than for purposes of calculating Excess Cash Flow, Consolidated EBITDA shall be calculated on a Pro Forma Basis to give effect to the Acquisition, any Permitted Acquisition and Asset Sales (other than any Asset Sale pursuant to Section 6.05(b)(ii) or (d) and other dispositions in the ordinary course of business) consummated during the fiscal period of Borrower ended on the Test Period thereof as if each such Permitted Acquisition had been effected on the first day of such period and as if each such Asset Sale had been consummated on the day prior to the first day of such period. Notwithstanding anything else contained in this definition, calculated on a Pro Forma Basis to give effect to the Acquisition, Consolidated EBITDA for the first, second and third quarters of 2003 shall be deemed to be $10,056,000, $12,003,000 and $12,876,000, respectively.

     "Consolidated Fixed Charge Coverage Ratio" shall mean, for any Test Period, the ratio of (a) Consolidated EBITDA for such Test Period to (b) Consolidated Fixed Charges for such Test Period.

     "Consolidated Fixed Charges" shall mean, for any period, the sum, without duplication, of

          (a) Consolidated Interest Expense for such period, to the extent paid or payable in cash,

          (b) the amount of all Capital Expenditures made by Borrower and its Subsidiaries during such period (other than to the extent financed by Excluded Issuances),

          (c) all dividends paid pursuant to Section 6.06(d) during such period plus, without duplication, all cash payments in respect of income taxes in respect of Borrower or any of its Subsidiaries, and

          (d) the scheduled principal amount of all amortization payments on all Indebtedness (including the principal component of all Capital Lease Obligations) of Borrower and its Subsidiaries for such period (as determined on the first day of the respective period), except that for any Test Period in 2004 or 2003, the amount of the scheduled principal amount of amortization payments on the Term Loans during such Test Period shall be deemed to be the amount of all such amortization payments to be made in 2004;

provided that for any Test Period ending on or before June 30, 2004, the amount of any items referred to in clause (a) or (c) of this definition shall be equal to, subject to the succeeding proviso, (i) the amount of such items for the period from and after October 1, 2003 times (ii) the Annualization Factor for such Test Period; provided, further, that the amount of such items for the fiscal quarter ending December 31, 2003 shall be equal to (x) the amount of such items for the period from and after the Closing Date to and including December 31, 2003 times (y) the Full Quarter Factor.

     "Consolidated Indebtedness" shall mean, as at any date of determination, the aggregate amount of all Indebtedness (but including in any event the then outstanding principal amount of all Loans, all Capital Lease Obligations and all LC Exposure) of Borrower and its Consolidated Subsidiaries on a consolidated basis as determined in accordance with GAAP.

     "Consolidated Interest Coverage Ratio" shall mean, for any Test Period, the ratio of (x) Consolidated EBITDA for such Test Period to (y) Consolidated Interest Expense for such Test Period, to the extent paid or payable in cash; provided that for any Test Period ending on or before June 30, 2004, such Consolidated Interest Expense shall be equal to, subject to the succeeding proviso, (i) Consolidated Interest Expense (to the extent paid or payable in cash) for the period from and after October 1, 2003 times (ii) the Annualization Factor for such Test Period; provided, further, that for the fiscal quarter ending December 31, 2003, such Consolidated Interest Expense shall be equal to
(x) Consolidated Interest Expense (to the extent paid or payable in cash) for the period from and after the Closing Date to and including December 31, 2003 times (y) the Full Quarter Factor.

     "Consolidated Interest Expense" shall mean, for any period, to the total consolidated interest expense of Borrower and its Consolidated Subsidiaries for such period determined in accordance with GAAP plus, without duplication:

          (a) imputed interest on Capital Lease Obligations of Borrower and its Consolidated Subsidiaries for such period,

          (b) commissions, discounts and other fees and charges owed by Borrower or any of its Consolidated Subsidiaries with respect to letters of credit securing financial obligations, bankers' acceptance financing and receivables financings,

          (c) amortization of debt issuance costs, debt discount or premium and other financing fees and expenses incurred by Borrower or any of its Consolidated Subsidiaries,

          (d) cash contributions to any employee stock ownership plan or similar trust made by Borrower or any of its Consolidated Subsidiaries to the extent such contributions are used by such plan or trust to pay interest or fees to any person (other than Borrower or a Wholly Owned Subsidiary) in connection with Indebtedness incurred by such plan or trust,

          (e) all interest paid or payable with respect to discontinued operations of Borrower or any of its Consolidated Subsidiaries,

          (f) the interest portion of any deferred payment obligations of Borrower or any of its Consolidated Subsidiaries,

          (g) all interest on any Indebtedness of Borrower or any of its Subsidiaries of the type described in clause (f) or (j) of the definition of "Indebtedness," and

          (h) any other non-cash interest expense of Borrower and its Consolidated Subsidiaries for such period;

provided that (a) to the extent directly related to the Transactions or the Exchange Offer pursuant to the Registration Rights Agreement, debt issuance costs, debt discount or premium and other financing fees and expenses shall be excluded from the calculation of Consolidated Interest Expense and (b) Consolidated Interest Expense of Borrower and its Subsidiaries shall be calculated after giving effect to Interest Rate Agreements (including associated costs), but excluding unrealized gains and losses with respect to Interest Rate Agreements.

     Consolidated Interest Expense shall be calculated on a Pro Forma Basis to give effect to any Indebtedness incurred, assumed or permanently repaid or extinguished during the relevant Test Period in connection with any Permitted Acquisitions and Asset Sales (other than any Asset Sale pursuant to Section 6.05(b)(ii) or (d) and other dispositions in the ordinary course of business) as if such incurrence, assumption, repayment or extinguishing had been effected on the first day of such period.

     "Consolidated Net Income" shall mean, for any period, the consolidated net income (or loss) of Borrower and its Consolidated Subsidiaries determined in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein), without duplication:

          (a) the net income (or loss) of any person (other than a Consolidated Subsidiary of Borrower) in which any person other than Borrower and its Consolidated Subsidiaries has an ownership interest, except to the extent that cash in an amount equal to any such income has actually been received by Borrower or (subject to clause (c) below) any of its Consolidated Subsidiaries during such period,

          (b) except to the extent includible in the Consolidated Net Income of Borrower pursuant to the foregoing clause (a), the net income (or loss) of any person that accrued prior to the date that (1) such person becomes a Consolidated Subsidiary of Borrower or is merged into or consolidated with Borrower or any of its Consolidated Subsidiaries or (2) the assets of such person are acquired by Borrower or any of its Consolidated Subsidiaries,

          (c) the net income of any Consolidated Subsidiary of Borrower during such period to the extent that the declaration or payment of dividends or similar distributions by such Consoli-dated Subsidiary of that income is not permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Consolidated Subsidiary during such period, except that Borrower's equity in a net loss of any such Consolidated Subsidiary for such period shall be included in determining Consolidated Net Income,

          (d) any gain (or loss), together with any related provisions for taxes on any such gain (or the tax effect of any such loss), realized during such period by Borrower or any of its Consolidated Subsidiaries upon (x) the acquisition of any securities, or the extinguishment of any Indebtedness, of Borrower or any Consolidated Subsidiary of Borrower or (y) any Asset Sale (other than any Asset Sale pursuant to Section 6.05(b)(i) or (d), and other dispositions in the ordinary course of business) by Borrower or any Consolidated Subsidiary of Borrower,

          (e) gains and losses due solely to fluctuations in currency values and the related tax effects according to GAAP,

          (f) earnings resulting from any reappraisal, revaluation or write-up of assets,

          (g) unrealized gains and losses with respect to Hedging Obligations and

          (h) any extraordinary or nonrecurring gain (or extraordinary or nonrecurring loss), together with any related provision for taxes on any such gain (or the tax effect of any such loss), recorded or recognized by Borrower or any of its Consolidated Subsidiaries during such period.

For purposes of this definition of "Consolidated Net Income," (1) "nonrecurring" means any gain or loss as of any date that is not reasonably likely to recur within the two years following such date; provided that if there was a gain or loss similar to such gain or loss within the two years preceding such date, such gain or loss shall not be deemed nonrecurring and (2) Consolidated Net Income shall be reduced (to the extent not already reduced thereby) by the amount of any payments to or on behalf of Holdings made pursuant to Sections 6.06(c) and
(d).

     "Consolidated Subsidiary" shall mean, as to any person, all Subsidiaries of such person which are consolidated with such person for financial reporting purposes in accordance with GAAP.

     "Contested Collateral Lien Conditions" shall mean, with respect to any Permitted Lien of the type described in clauses (a), (b), (e) and (f) of Section 6.02, the following conditions:

          (a) Borrower shall cause any proceeding instituted contesting such Lien to stay the sale or forfeiture of any portion of the Collateral on account of such Lien; and

          (b) such Lien shall in all respects be subject and subordinate in priority to the Lien and security interest created and evidenced by the Security Documents, except if and to the extent that the law or regulation creating, permitting or authorizing such Lien provides that such Lien is or must be superior to the Lien and security interest created and evidenced by the Security Documents.

     "Contingent Obligation" shall mean, as to any person, any obligation, agreement, understanding or arrangement of such person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect se-curity therefor; (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; (d) with respect to bankers' acceptances, letters of credit and similar credit arrangements, until a reimbursement obligation arises (which reimbursement obligation shall constitute Indebtedness); or (e) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term "Contingent Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business or any product warranties. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such person may be liable, whether severally or jointly, pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such person is required to perform thereunder) as determined by such person in good faith.

     "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlled" and "Controlling" shall have a meaning correlative thereto.

     "Control Agreement" shall have the meaning assigned to such term in the U.S. Security Agreement.

     "Control Investment Affiliate" means, as to any person, any other person
(a) which directly or indirectly, is in Control of, is Controlled by, or is under common Control with, such person and is organized by such person (or any person Controlling such person) primarily for making equity or debt investments in Holdings, Borrower or other portfolio companies or (b) as to which such person has the right to exercise the rights in all of the Voting Stock held by such other person, directly or indirectly, in Borrower.

     "Credit Extension" shall mean, as the context may require, (i) the making of a Loan by a Lender or (ii) the issuance of any Letter of Credit, or the amendment, extension or renewal of any existing Letter of Credit, by the Issuing Bank.

     "Currency Agreement" shall mean any foreign exchange contract, currency swap agreement or other similar agreement.

     "Debt Issuance" shall mean the incurrence by Holdings or any of its Subsidiaries of any Indebtedness after the Closing Date (other than as permitted by Section 6.01).

     "Default" shall mean any event, occurrence or condition which is, or upon notice, lapse of time or both would constitute, an Event of Default.

     "Disqualified Capital Stock" shall mean any Equity Interest which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the first anniversary of the Term Loan Maturity Date, (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interests referred to in (a) above, in each case at any time on or prior to the first anniversary of the Term Loan Maturity Date, or (c) contains any repurchase obligation which may come into effect prior to payment in full of all Obligations.

     "Dividend" with respect to any person shall mean that such person has (i) declared or paid a dividend or returned any equity capital to the holders of its Equity Interests or authorized or made any other distribution, payment or delivery of property (other than Qualified Capital Stock of such person) or cash to the holders of its Equity Interests as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its Equity Interests outstanding (or any options or warrants issued by such person with respect to its Equity Interests), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of Equity Interests of such person outstanding (or any options or warrants issued by such person with respect to its Equity Interests) or (ii) made any payment on or in respect of any Holdings Employee Note. Without limiting the foregoing, "Dividends" with respect to any person shall also include all payments made or required to be made by such person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

     "dollars" or "$" shall mean lawful money of the United States.

     "Domestic Subsidiary" shall mean any Subsidiary that is organized or existing under the laws of the United States, any state thereof or the District of Columbia.

     "Environment" shall mean ambient air, surface water and groundwater (including, without limitation, potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources, the workplace or as otherwise defined in any Environmental Law.

     "Environmental Claim" shall mean any claim, notice, demand, order, action, suit, proceeding or other communication alleging liability for investigation, remediation, removal, cleanup, response, corrective action, damages to natural resources, personal injury, property damage, fines, penalties or other costs resulting from, related to or arising out of (i) the presence, Release or threatened Release in or into the Environment of Hazardous Material at any location or (ii) any violation of Environmental Law, and shall include, without limitation, any claim seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from, related to or arising out of the presence, Release or threatened Release of Hazardous Material or alleged injury or threat of injury to health, safety or the Environment.

     "Environmental Law" shall mean any and all applicable present and future treaties, laws, statutes, ordinances, regulations, rules, decrees, orders, judgments, consent orders, consent decrees or other binding requirements, and the common law, relating to protection of public health or the Environment, the Release or threatened Release of Hazardous Material, natural resources or natural resource damages, or occupational safety or health.

     "Environmental Permit" shall mean any permit, license, approval, consent or other authorization required by or from a Governmental Authority under Environmental Law.

     "Equity Financing" shall mean common equity investments in Holdings of not less than $133.0 million, consisting of the aggregate of the cash invested by the Equity Investors on the terms and conditions set forth in the Acquisition Documents, the Rollover Equity, equity issued to management as consideration for cash, the Winnipeg Contribution and the Buller Investment.

     "Equity Interest" shall mean, with respect to any person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting), of equity of such person, including, if such person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, whether outstanding on the date hereof or issued after the Closing Date, but excluding debt securities convertible or exchangeable into such equity.

     "Equity Investors" shall mean the Sponsors, their Controlled Investment Affiliates and one or more investors reasonably satisfactory to the Administrative Agent and the Arranger.

     "Equity Issuance" shall mean, without duplication, any issuance or sale by Holdings after the Closing Date of (a) any Equity Interests in Holdings (including any Equity Interests issued upon exercise of any warrant or option) or any warrants or options to purchase Equity Interests in Holdings or (b) any other security or instrument representing an Equity Interest (or the right to obtain any Equity Interest) in Holdings; provided, however, that an Equity Issuance shall not include (i) any Preferred Stock Issuance or Debt Issuance,
(ii) any such sale or issuance by Holdings to directors, officers or employees of any Company and (iii) any Excluded Issuance.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

     "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

     "ERISA Event" shall mean (a) any "reportable event," as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived by regulation); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, the failure to make by its due date a required installment under Section 412(m) of the Code with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by any Company or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, or the occurrence of any event or condition which could reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (f) the incurrence by any Company or any of its ERISA Affiliates of any liability with respect to the withdrawal from any Plan or Multiemployer Plan; (g) the receipt by any Company or its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the making of any amendment to any Plan which could result in the imposition of a lien or the posting of a bond or other security; and (i) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could reasonably be expected to result in liability to any Company.

     "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar
Loans.

     "Eurodollar Loan" shall mean any Eurodollar Revolving Loan or Eurodollar Term Loan.

     "Eurodollar Revolving Borrowing" shall mean a Borrowing comprised of Eurodollar Revolving Loans.

     "Eurodollar Revolving Loan" shall mean any Revolving Loan bearing interest at a rate determined by reference to the Adjusted LIBOR Rate in accordance with the provisions of Article II.

     "Eurodollar Term Borrowing" shall mean a Borrowing comprised of Eurodollar Term Loans.

     "Eurodollar Term Loan" shall mean any Term Loan bearing interest at a rate determined by reference to the Adjusted LIBOR Rate in accordance with the provisions of Article II.

     "Event of Default" shall have the meaning assigned to such term in Article VIII.

     "Excess Amount" shall have the meaning assigned to such term in Section 2.10(h)(ii).

     "Excess Cash Flow" shall mean, for any fiscal year of Borrower, the sum, without duplication, of

          (a) Consolidated EBITDA for such fiscal year, plus

          (b) cash gains excluded from Consolidated Net Income for such fiscal year, plus

          (c) reductions to non-cash working capital of Borrower and its Consolidated Subsidiaries for such fiscal year (i.e., the decrease, if any, in Consolidated Current Assets minus Consolidated Current Liabilities from the beginning to the end of such fiscal year), minus

          (d) the amount of any cash income taxes paid or payable by Borrower and its Consolidated Subsidiaries with respect to such fiscal year, net of any cash tax refunds received or receivable by Borrower or any of its Consolidated Subsidiaries in such fiscal year, plus, without duplication, Dividends paid pursuant to Section 6.06(d) in such fiscal year, minus

          (e) Consolidated Interest Expense, to the extent paid or payable in cash paid during such fiscal year, minus

          (f) Capital Expenditures made in cash in accordance with Section 6.08(d) during such fiscal year, to the extent funded from internally generated funds (for the avoidance of doubt, Capital Expenditures, to the extent financed with one or more Excluded Issuances, shall not be deemed funded from internally generated funds), minus

          (g) permanent repayments and prepayments of Indebtedness made by Borrower and its Consolidated Subsidiaries during such fiscal year, to the extent funded with internally generated funds, minus

          (h) amounts referred to in clauses (e) and (f) of the definition of Consolidated EBITDA, to the extent paid in cash in such fiscal year, minus

          (i) cash losses excluded from the calculation of Consolidated Net Income for such fiscal year, minus

          (j) additions to noncash working capital for such fiscal year (i.e., the increase, if any, in Consolidated Current Assets minus Consolidated Current Liabilities from the beginning to the end of such fiscal year), minus

          (k) the amount of Acquisition Consideration (exclusive of any amounts financed by Excluded Issuances) expended in cash during such fiscal year;

provided that, to the extent otherwise included therein, the Net Cash Proceeds of Asset Sales and Casualty Events shall be deducted in calculating Excess Cash Flow.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Exchange Offer" shall have the meaning assigned to such term in the Registration Rights Agreement.

     "Excluded Issuance" shall mean an issuance and sale of Qualified Capital Stock of Holdings, to the extent such Qualified Capital Stock is used, or the Net Cash Proceeds thereof shall be, within 45 days of the consummation of such issuance and sale, used, without duplication, to finance Capital Expenditures or one or more Permitted Acquisitions.

     "Excluded Taxes" shall mean, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States or any political subdivision thereof or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located (other than franchise taxes imposed in lieu of income taxes, whether or not such franchise taxes are actually measured by income), and (b) in the case of a Foreign Lender (other than an assignee pursuant to a request by Borrower under Section 2.16), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.15(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from Borrower with respect to such withholding tax pursuant to Section 2.15(a) (it being understood and agreed, for the avoidance of doubt, that any withholding tax imposed on a Foreign Lender as a result of a Change in Law or regulation or interpretation thereof occurring after the time such Foreign Lender became a party to this Agreement shall not be an Excluded Tax, so long such lender complies (if such Lender is legally able to comply) with Section 2.15(e)).

     "Existing Lien" shall have the meaning assigned to such term in Section 6.02(c).

     "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

     "Fee Letter" shall mean the confidential Fee Letter, dated August 29, 2003, among Norcraft Holdings, L.L.C., UBS AG, Cayman Islands Branch and UBS Securities LLC.

     "Fees" shall mean the Commitment Fees, the Administrative Agent Fees, the LC Participation Fees and the Fronting Fees.

     "Finance Subsidiary" shall mean Norcraft Finance Corp., a Delaware corporation.

     "Financial Officer" of any person shall mean the chief financial officer, principal accounting officer, treasurer or controller of such person.

     "FIRREA" shall mean the Federal Institutions Reform, Recovery and Enforcement Act of 1989.

     "Foreign Lender" shall mean any Lender that is not, for United States federal income tax purposes, (i) a citizen or resident of, or otherwise subject to taxation by, the United States, (ii) a corporation or entity treated as a corporation created or organized in or under the laws of the United States, or any political subdivision thereof, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust.

     "Foreign Plan" shall mean any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by any Company with respect to employees employed outside the United States.

     "Foreign Subsidiary" shall mean a Subsidiary that is organized under the laws of a jurisdiction other than the United States or any state thereof or the District of Columbia.

     "Fronting Fees" shall have the meaning assigned to such term in Section 2.05(c).

     "Full Quarter Factor" means the quotient obtained by dividing (a) the number of days in the fourth quarter of 2003 (i.e., 92) by (b) the number of days in the period from and including the Closing Date to and including the last day of the fourth fiscal quarter of 2003 (i.e., 72).

     "GAAP" shall mean generally accepted accounting principles in the United States applied on a consistent basis.

     "General Partner" means Norcraft GP, L.L.C., a Delaware limited liability company, or any successor sole general partner or managing general partner of Borrower or Holdings.

     "Governmental Authority" shall mean any federal, state, local or foreign court, central bank or governmental agency, authority, instrumentality or regulatory body.

     "Governmental Real Property Disclosure Requirements" shall mean any Requirement of Law of any Governmental Authority requiring notification of the buyer, lessee, mortgagee, assignee or other transferee of any Real Property, facility, establishment or business, or notification, registration or filing to or with any Governmental Authority, in connection with the sale, lease, mortgage, assignment or other transfer (including, without limitation, any transfer of control) of any Real Property, facility, establishment or business, of the actual or threatened presence or Release in or into the Environment, or the use, disposal or handling of Hazardous Material on, at, under or near the Real Property, facility, establishment or business to be sold, leased, mortgaged, assigned or transferred.

     "Guaranteed Obligations" shall have the meaning assigned to such term in
Section 7.01.

     "Guarantees" shall mean the guarantees issued pursuant to Article VII by Holdings and the Subsidiary Guarantors.

     "Guarantors" shall mean Holdings and the Subsidiary Guarantors.

     "Hazardous Materials" shall mean the following: hazardous substances; hazardous wastes; polychlorinated biphenyls ("PCBs") or any substance or compound containing PCBs; asbestos or any asbestos-containing materials in any form or condition; radon or any other radioactive materials including any source, special nuclear or by-product material; petroleum, crude oil or any fraction thereof; and any other pollutant or contaminant or chemicals, wastes, materials, compounds, constituents or substances, subject to regulation or which can give rise to liability under any Environmental Laws.

     "Hedging Obligations" of any person means the obligations of such person under swap, cap, collar, forward purchase or similar agreements or arrangements dealing with interest rates, currency exchange rates or commodity prices, either generally or under specific contingencies.

     "Holdings" shall have the meaning assigned to such term in the preamble hereto.

     "Holdings Employee Notes" means promissory notes issued by Holdings to officers, directors or employees of any Company or former officers, directors or employees (or their transferees, estates or beneficiaries under their estates) of any Company as consideration for the repurchase or redemption of Qualified Capital Stock of Holdings held by such persons upon their death, disability, retirement, severance or termination of employment or service; provided that the Indebtedness evidenced by such promissory notes shall (i) be subordinated to the Obligations pursuant to subordination provisions similar to those set forth in the form of Intercompany Note attached hereto as Exhibit L and (ii) be unsecured.

     "Indebtedness" of any person shall mean, without duplication, (a) all obligations of such person for borrowed money or advances; (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments; (c) all obligations of such person upon which interest charges are customarily paid or accrued; (d) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person; (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business on normal trade terms);
(f) all Indebtedness of others secured by any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, but limited to the fair market value of such property; (g) all Capital Lease Obligations and Purchase Money Obligations of such person; (h) all net Hedging Obligations to the extent required to be reflected on a balance sheet of such person; (i) all obligations of such person for the reimbursement of any obligor in respect of letters of credit, letters of guaranty, bankers' acceptances and similar credit transactions; and (j) all Contingent Obligations of such person in respect of Indebtedness or obligations of others of the kinds referred to in clauses (a) through (i) above. The Indebtedness of any person shall include the Indebtedness of any other entity (including any partnership in which such person is a general partner) to the extent such person is liable therefor as a result of such person's ownership interest in or other relationship with such entity, except to the extent that terms of such Indebtedness provide that such person is not liable therefor.

     "Indemnified Taxes" shall mean Taxes other than Excluded Taxes.

     "Indemnitee" shall have the meaning assigned to such term in Section 11.03(b).

     "Independent Director" means, with respect to any transaction, a member of the Board of Directors of Holdings who is independent with respect to such transaction.

     "Information" shall have the meaning assigned to such term in Section
11.12.

     "Insurance Policies" means the insurance policies and coverages required to be maintained by each Loan Party which is an owner of Mortgaged Property with respect to the applicable Mortgaged Property pursuant to Section 5.04 and all renewals and extensions thereof.

     "Insurance Requirements" means, collectively, all provisions of the Insurance Policies, all requirements of the issuer of any of the Insurance Policies and all orders, rules, regulations and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon each Loan Party which is an owner of Mortgaged Property and applicable to the Mortgaged Property or any use or condition thereof.

     "Intellectual Property" shall have the meaning assigned to such term in
Section 3.07(c).

     "Intercompany Note" shall mean a promissory note substantially in the form of Exhibit L.

     "Interest Election Request" shall mean a request by Borrower to convert or continue a Revolving Borrowing or Term Borrowing in accordance with Section 2.08(b), substantially in the form of Exhibit D.

     "Interest Payment Date" shall mean (a) with respect to any ABR Loan (including Swingline Loans), the last Business Day of each March, June, September and December to occur during any period in which such Loan is outstanding, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Loan with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period,
(c) with respect to any Revolving Loan or Swingline Loan, the Revolving Maturity Date and (d) with respect to any Term Loan, the Term Loan Maturity Date.

     "Interest Period" shall mean, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, if each affected Lender so agrees, nine months) thereafter, as Borrower may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing; provided, however, that an Interest Period shall be limited to the extent required under Section 2.03(e).

     "Interest Rate Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or similar agreement or arrangement.

     "internally generated funds" shall mean funds not constituting the proceeds of any Loan, Debt Issuance (without regard to the parenthetical phrase in the definition thereof), Preferred Stock Issuance (without regard to the parenthetical phrase in the definition thereof), Equity Issuance (without regard to the proviso in the definition thereof), Asset Sale, insurance, eminent domain, condemnation or other similar recovery or Indebtedness.

     "Investments" shall have the meaning assigned to such term in Section 6.04.

     "IPO" shall mean the first underwritten public offering by Holdings of its Equity Interests after the Closing Date pursuant to a registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act.

     "Issuing Bank" shall mean, as the context may require, (a) UBS AG, Stamford Branch, with respect to Letters of Credit issued by it; (b) any other Lender that may become an Issuing Bank pursuant to Section 2.18(i), with respect to Letters of Credit issued by such Lender; or (c) collectively, all of the foregoing.

     "Joinder Agreement" shall mean that certain joinder agreement substantially in the form of Exhibit E.

     "Landlord Access Agreement" shall mean each Landlord Access Agreement, substantially in the form of Exhibit F or such other form as may reasonably acceptable to the Administrative Agent.

     "LC Commitment" shall mean the commitment of the Issuing Bank to issue Letters of Credit pursuant to Section 2.18.

     "LC Disbursement" shall mean a payment or disbursement made by the Issuing Bank pursuant to a Letter of Credit.

     "LC Exposure" shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate principal amount of all Reimbursement Obligations outstanding at such time. The LC Exposure of any Revolving Lender at any time shall mean its Pro Rata Percentage of the aggregate LC Exposure at such time.

     "LC Participation Fee" shall have the meaning assigned to such term in
Section 2.05(c).

     "LC Request" shall mean a request by Borrower in accordance with the terms of Section 2.18(b) and substantially in the form of Exhibit P, or such other form as shall be approved by the Administrative Agent.

     "LC Sub-Account" shall have the meaning assigned to such term in Section 9.01(d).

     "Lead Arranger" has the meaning assigned in the preamble.

     "Leases" shall mean any and all leases, subleases, tenancies, options, concession agreements, rental agreements, occupancy agreements, franchise agreements, access agreements and any other agreements (including all amendments, extensions, replacements, renewals, modifications and/or guarantees thereof), whether or not of record and whether now in existence or hereafter entered into, affecting the use or occupancy of all or any portion of any Real Property.

     "Lender Addendum" shall mean with respect to any Lender on the Closing Date, a lender addendum in the form of Exhibit N to be executed and delivered by such Lender on the Closing Date as provided in Section 11.14.

     "Lender Affiliate" shall mean with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such advisor.

     "Lenders" shall mean (a) the financial institutions that have become a party hereto pursuant to a Lender Addendum (other than any such financial institution that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any financial institution that has become a party hereto pursuant to an Assignment and Acceptance. Unless the context clearly indicates otherwise, the term "Lenders" shall include the Swingline Lender.

     "Letter of Credit" shall mean any (i) Standby Letter of Credit and (ii) Commercial Letter of Credit, in each case, issued or to be issued by an Issuing Bank for the account of Borrower pursuant to Section 2.18.

     "Letter of Credit Expiration Date" shall mean the date which is fifteen days prior to the Revolving Maturity Date.

     "Leverage Ratio" shall mean, at any date of determination, the ratio of Consolidated Indebtedness on such date to Consolidated EBITDA for the Test Period then most recently ended.

     "LIBOR Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period therefor, the rate per annum determined by the Administrative Agent to be the arithmetic mean (rounded to the nearest 1/100th of 1%) of the offered rates for deposits in dollars with a term comparable to such Interest Period that appears on the Telerate British Bankers Assoc. Interest Settlement Rates Page (as defined below) at approximately 11:00 a.m., London, England time, on the second full Business Day preceding the first day of such Interest Period; provided, however, that (i) if no comparable term for an Interest Period is available, the LIBOR Rate shall be determined using the weighted average of the offered rates for the two terms most nearly corresponding to such Interest Period and (ii) if there shall at any time no longer exist a Telerate British Bankers Assoc. Interest Settlement Rates Page, "LIBOR Rate" shall mean, with respect to each day during each Interest Period pertaining to Eurodollar Borrowings comprising part of the same Borrowing, the rate per annum equal to the rate at which the Administrative Agent is offered deposits in dollars at approximately 11:00 a.m., London, England time, two Business Days prior to the first day of such Interest Period in the London interbank market for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to its portion of the amount of such Eurodollar Borrowing to be outstanding during such Interest Period. "Telerate British Bankers Assoc. Interest Settlement Rates Page" shall mean the display designated as Page 3750 on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which dollar deposits are offered by leading banks in the London interbank deposit market).

     "Lien" shall mean, with respect to any property, (a) any mortgage, deed of trust, lien, pledge, encumbrance, claim, charge, assignment, hypothecation, security interest or encumbrance of any kind or any filing of any financing statement under the UCC or any other similar notice of Lien under any similar notice or recording statute of any Governmental Authority, including any easement, right-of-way or other encumbrance on title to Real Property, in each of the foregoing cases whether voluntary or imposed by law, and any agreement to give any of the foregoing; (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such property; and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

     "Loan Documents" shall mean this Agreement, the Letters of Credit, the Notes (if any), the Security Documents, each Hedging Obligation relating to the Loans entered into with any counterparty that was a Lender or an Affiliate of a Lender at the time such Hedging Obligation was entered into and, solely for the purposes of paragraph (e) of Article VIII, the Fee Letter.

     "Loan Parties" shall mean Holdings, Borrower and the Subsidiary Guarantors.

     "Loans" shall mean, as the context may require, a Revolving Loan, a Term Loan or a Swingline Loan.

     "LP Agreement" means the amended and restated agreement of limited partnership of Holdings dated as of October 21, 2003, as such agreement may be amended from time to time in accordance with the provisions hereof and thereof.

     "Management and Monitoring Agreement" means the management and monitoring agreement dated as of the Closing Date among Saunders Karp & Megrue, LLC, Trimaran Fund Management, L.L.C. and Borrower, as such agreement may be amended from time to time in accordance with the provisions hereof and thereof.

     "Margin Stock" shall have the meaning assigned to such term in Regulation
U.

     "Material Adverse Effect" shall mean (a) a material adverse effect on the business, property, results of operations, prospects or condition, financial or otherwise of Borrower and its Subsidiaries, taken as a whole; (b) material impairment of the ability of the Loan Parties to legally perform fully and on a timely basis any of their obligations under any Loan Document; or (c) material impairment of the rights of or benefits or remedies available to the Lenders or the Collateral Agent under any Loan Document.

     "Material Indebtedness" shall mean (a) the Senior Subordinated Notes and the Senior Subordinated Guarantees and (b) any other Indebtedness (other than the Loans and Letters of Credit), or one or more Hedging Obligations, of any Loan Party evidencing an aggregate outstanding principal amount exceeding $5.0 million. For purposes of determining Material Indebtedness, the "principal amount" in respect of any Hedging Obligations of any Loan Party at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Loan Party would be required to pay if such Hedging Obligations were terminated at such time.

     "Maximum Rate" shall have the meaning assigned to such term in Section
11.13.

     "Mortgage" shall mean an agreement, including, but not limited to, a mortgage, deed of trust or any other document, creating and evidencing a Lien on a Mortgaged Property, which (i) in the case of Real Property owned in fee, shall be in substantially in the form of Exhibit G and (ii) in the case of leased Real Property, shall be in a form reasonably satisfactory to the Collateral Agent, in each case, with such schedules and including such provisions as shall be necessary to conform such document to applicable local or foreign law or as shall be customary under applicable local or foreign law.

     "Mortgaged Property" shall mean (a) each Real Property identified on
Schedule 1.01(a) hereto and (b) each Real Property, if any, which shall be subject to a Mortgage delivered after the Closing Date pursuant to Section 5.10(c).

     "Multiemployer Plan" shall mean a multiemployer plan within the meaning of
Section 4001(a)(3) or Section 3(37) of ERISA (a) to which any Company or any ERISA Affiliate is then making or accruing an obligation to make contributions;
(b) to which any Company or any ERISA Affiliate has within the preceding five plan years made contributions; or (c) with respect to which any Company could incur liability.

     "Net Cash Proceeds" shall mean:

          (a) with respect to any Asset Sale (other than any Asset Sale described in clause (b) of the definition thereof), the cash proceeds received by any Loan Party (including cash proceeds subsequently received (as and when received by any Loan Party) in respect of noncash consideration initially received) net of (i) selling expenses (including reasonable brokers' fees or commissions, legal, accounting and other professional and transactional fees, transfer and similar taxes and Borrower's good faith estimate of income taxes paid or payable in connection with such sale); (ii) amounts provided as a reserve, in accordance with GAAP, against (x) any liabilities under any indemnification obligations associated with such Asset Sale or (y) any other liabilities retained by any Loan Party associated with the assets sold in such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds); (iii) Borrower's good faith estimate of payments required to be made with respect to unassumed liabilities relating to the assets sold within 360 days of such Asset Sale (provided that, to the extent such cash proceeds are not used to make payments in respect of such unassumed liabilities within 360 days of such Asset Sale, such cash proceeds shall constitute Net Cash Proceeds); and (iv) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness for borrowed money which is secured by a Lien on the asset sold in such Asset Sale (so long as such Lien was permitted to encumber such asset under the Loan Documents at the time of such sale) and which is repaid with such proceeds (other than any such Indebtedness assumed by the purchaser of such asset);

          (b) with respect to any Debt Issuance or any issuance or sale of Equity Interests, the cash proceeds thereof, net of customary fees, commissions, costs and other expenses incurred in connection therewith; and

          (c) with respect to any Casualty Event, the cash insurance proceeds, condemnation awards and other compensation received in respect thereof, net of all reasonable costs and expenses incurred in connection with the collection of such proceeds, awards or other compensation in respect of such Casualty Event.

     "Notes" shall mean any notes evidencing the Term Loans, Revolving Loans or Swingline Loans issued pursuant to this Agreement, if any, substantially in the form of Exhibit H-1, H-2 or H-3.

     "Obligations" shall mean (a) obligations of Borrower and any and all of the other Loan Parties from time to time arising under or in respect of the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by Borrower and any and all of the other Loan Parties under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of Reimbursement Obligations, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of Borrower and any and all of the other Loan Parties under this Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of Borrower and each Loan Party under or pursuant to this Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all obligations of Borrower and any and all of the other Loan Parties under each Hedging Obligation relating to the Loans and up to $50 million of Senior Subordinated Notes entered into with any counterparty that was a Lender or an Affiliate of a Lender at the time such Hedging Obligation was entered into and (d) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to any Lender, any Affiliate of a Lender, the Administrative Agent or the Collateral Agent arising from treasury, depositary and cash management services or in connection with any automated clearinghouse transfer of funds.

     "Offering Memorandum" means the offering memorandum dated October 10, 2003 pursuant to which the Senior Subordinated Notes are being offered.

     "Officers' Certificate" shall mean a certificate executed by the chairman of the Board of Directors of Borrower (if an officer of Borrower), the chief executive officer or the president of Borrower and one of the Financial Officers, each in his or her official (and not individual) capacity.

     "Organizational Documents" shall mean, with respect to any person, (i) in the case of any corporation, the certificate of incorporation and by-laws (or similar documents) of such person, (ii) in the case of any limited liability company, the certificate of formation and operating agreement (or similar documents) of such person, (iii) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such person, (iv) in the case of any general partnership, the partnership agreement (or similar document) of such person and (v) in any other case, the functional equivalent of the foregoing.

     "Other Taxes" shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (including interest, fines, penalties and additions to tax) arising from any payment made or required to be made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

     "Participant" shall have the meaning assigned to such term in Section 11.04(e).

     "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

     "Perfection Certificate" shall mean a certificate in the form of Exhibit I-1 or any other form approved by the Collateral Agent, as the same shall be supplemented from time to time by a Perfection Certificate Supplement or otherwise.

     "Perfection Certificate Supplement" shall mean a certificate supplement in the form of Exhibit I-2 or any other form approved by the Collateral Agent.

     "Permitted Acquisition" shall mean, with respect to Borrower or any Subsidiary Guarantor, any transaction or series of related transactions for the direct or indirect (a) acquisition of all or substantially all of the property of any other person, or of any business or division of any other person; (b) acquisition of in excess of 50% of the Equity Interests of any other person, or otherwise causing any other person to become a Subsidiary of such person; or (c) merger or consolidation or any other combination with any other person, if each of the following conditions are met:

          (i) no Default then exists or would result therefrom;

          (ii) after giving effect to such acquisition on a Pro Forma Basis, (A) Borrower shall be in compliance with all covenants set forth in Section
     6.08 as of the most recent Test Period (assuming, for purposes of Section 6.08, that such acquisition, and all other Permitted Acquisitions consummated since the first day of the relevant Test Period for each of the financial covenants set forth in Section 6.08 ending on or prior to the date of such acquisition, had occurred on the first day of such relevant Test Period), and (B) unless expressly approved by the Administrative Agent, Borrower shall have generated positive cash flow for the Test Period most recently ended prior to the date of consummation of such acquisition;

          (iii) no Company shall, in connection with any such acquisition, assume or remain liable with respect to any Indebtedness of the related seller or the business, person or assets acquired, except to the extent permitted under Section 6.01;

          (iv) the acquired person shall be engaged in a business of the type that Borrower and the Subsidiaries are permitted to be engaged in under
     Section 6.13 and the property acquired in connection with any such acquisition shall be made subject to the Lien of the Security Documents and shall be free and clear of any Liens, other than Permitted Liens;

          (v) the Board of Directors of the person to be acquired shall not have indicated publicly its opposition to the consummation of such acquisition;

          (vi) all transactions in connection therewith shall be consummated in accordance with all applicable laws of all applicable Governmental Authorities;

          (vii) with respect to any acquisition involving Acquisition Consideration of more than $10.0 million, unless the Administrative Agent shall otherwise agree, Borrower shall have provided the Administrative Agent and the Lenders with (A) historical financial statements for the last three fiscal years of the person or business to be acquired (audited if available without undue cost or delay) and unaudited financial statements thereof for the most recent interim period which are available, (B) reasonably detailed projections for the succeeding five years pertaining to the person or business to be acquired and updated projections for Borrower after giving effect to such acquisition, (C) a reasonably detailed description of all material information relating thereto and copies of all material documentation pertaining to such acquisition, and (D) all such other information and data relating to such acquisition or the person or business to be acquired as may be reasonably requested by the Administrative Agent or the Required Lenders;

          (viii) at least 10 Business Days prior to the proposed date of consummation of the acquisition, Borrower shall have delivered to the Agents and the Lenders an Officers' Certificate certifying that (A) such acquisition complies with this definition (which shall have attached thereto reasonably detailed backup data and calculations showing such compliance), and (B) such acquisition could not reasonably be expected to result in a Material Adverse Effect; and

          (ix) the Acquisition Consideration (exclusive of any amount financed by an Excluded Issuance) for such acquisition shall not exceed $15.0 million, and the aggregate amount of the Acquisition Consideration (exclusive of any amounts financed by Excluded Issuances) for all Permitted Acquisitions since the Closing Date shall not exceed $40.0 million; provided that any Equity Interests constituting all or a portion of such Acquisition Consideration shall not have a cash dividend requirement on or prior to Term Loan Maturity Date.

     "Permitted Collateral Liens" means (i) Contested Liens (as defined in the Security Agreements) and (ii) Permitted Liens (other than any Lien pursuant to
Section 6.02(l)).

     "Permitted Holders" shall mean (a) SKM Equity Fund III, L.P. and its Control Investment Affiliates, (b) Trimaran Fund II, L.L.C. and its Control Investment Affiliates, (c) Mr. Mark Buller and his Related Parties and (d) for so long as Borrower or Holdings shall be a limited partnership, the General Partner.

     "Permitted Liens" shall have the meaning assigned to such term in Section 6.02.

     "Permitted Tax Distributions" means

          (1) in the event that Borrower is treated as a corporation for federal income tax purposes, payments, dividends or distributions to Holdings in order to pay consolidated or combined federal, state or local taxes to the extent that such taxes are attributable to the income of Borrower and its Subsidiaries; or

          (2) in the event that Borrower is not treated as a corporation for federal income tax purposes, payments, dividends or distributions to the then current or former equity holders of Borrower in an amount equal to, with respect to any taxable year of Borrower, the product of (x) the highest combined federal, state (or provincial) and local statutory tax rate (after taking into account the deductibility of state (or provincial) and local income tax for federal income tax purposes) applicable to any direct (or, where the direct equity holder is a pass-through entity, indirect) equity holder of Borrower multiplied by (y) the taxable income of Borrower and its Subsidiaries determined on the basis that Borrower is a partnership for federal income tax purposes for such year; provided, however, that the combined tax rate in clause (x) of this paragraph shall not exceed the highest combined tax rate that shall be applicable to a direct (or, where the direct equity holder is a pass-through entity, indirect) equity holder of Borrower residing only in the United States for tax purposes;

minus, in the case of clauses (1) and (2) of this definition, any federal, state and local income taxes paid or payable by Borrower and its Subsidiaries directly to taxing authorities on behalf of their direct or indirect equity holders in respect of the income tax liability of such equity holders, if any.

     "person" shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership or government, or any agency or political subdivision thereof, in any case, whether acting in a personal, fiduciary or other capacity.

     "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA which is maintained or contributed to by any Company or its ERISA Affiliate.

     "Preferred Stock" shall mean, with respect to any person, any and all preferred or preference Equity Interests (however designated) of such person whether now outstanding or issued after the Closing Date.

     "Preferred Stock Issuance" shall mean the issuance or sale by Holdings or any of its Subsidiaries of any Preferred Stock after the Closing Date (other than (x) as permitted by Section 6.11 or (y) any Excluded Issuance).

     "Premises" shall have the meaning assigned thereto in the applicable Mortgage.

     "Pro Forma Basis" shall mean on a basis in accordance with GAAP and Regulation S-X and otherwise reasonably satisfactory to the Administrative Agent.

     "Pro Rata Percentage" of any Revolving Lender at any time shall mean the percentage of the total Revolving Commitments of all Revolving Lenders represented by such Lender's Revolving Commitment.

     "property" shall mean any right, title or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible and including Equity Interests or other ownership interests of any person and whether now in existence or owned or hereafter entered into or acquired, including, without limitation, all Real Property.

     "Purchase Money Obligation" shall mean, for any person, the obligations of such person in respect of Indebtedness (including capital leases) incurred for the purpose of financing all or any part of the purchase price of any property (including Equity Interests of any person) or the cost of installation, construction or improvement of any property or assets and any refinancing thereof; provided, however, that such Indebtedness is incurred within 180 days after such acquisition of such property by such person.

     "Qualified Capital Stock" of any person shall mean any Equity Interests of such person that are not Disqualified Capital Stock.

     "Real Property" shall mean, collectively, all right, title and interest (including any leasehold estate) in and to any and all parcels of or interests in real property owned, leased or operated by any person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof.

     "Refinancing" shall mean the repayment in full and the termination of any commitment to make extensions of credit under all of the outstanding indebtedness of Holdings and its Subsidiaries listed on Schedule 1.01(b).

     "Register" shall have the meaning assigned to such term in Section
11.04(c).

     "Registration Rights Agreement" means the registration rights agreement dated as of the Closing Date among Borrower, Finance Subsidiary, UBS Securities LLC and Wachovia Capital Markets, LLC.

     "Regulation D" shall mean Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Regulation S-X" shall mean Regulation S-X promulgated under the Securities Act.

     "Regulation T" shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Reimbursement Obligations" shall mean Borrower's obligations under Section 2.18(e) to reimburse LC Disbursements.

     "Related Party" means any family member of Mr. Mark Buller or any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners or owners of which are Mr. Mark Buller and/or any members of his family.

     "Release" shall mean any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Hazardous Material in, into, onto or through the Environment.

     "Required Lenders" shall mean, at any time, Lenders having Loans, LC Exposure and unused Revolving and Term Loan Commitments representing more than 50% of the sum of all Loans outstanding, LC Exposure and unused Revolving and Term Loan Commitments at such time.

     "Requirements of Law" shall mean, collectively, any and all requirements of any Governmental Authority including any and all laws, ordinances, rules, regulations or similar statutes or case law.

     "Response" shall mean (a) "response" as such term is defined in CERCLA, 42 U.S.C. (S) 9601(24), and (b) all other actions required by any Governmental Authority or voluntarily undertaken to: (i) clean up, remove, treat, abate or in any other way address any Hazardous Material in the environment; (ii) prevent the Release or threat of Release, or minimize the further Release, of any Hazardous Material; or (iii) perform studies and investigations in connection with, or as a precondition to, clause (i) or (ii) above.

     "Responsible Officer" of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof with responsibility for the administration of the obligations of such person in respect of this Agreement.

     "Revolving Availability Period" shall mean the period from and including the Closing Date to but excluding the earlier of the Business Day preceding the Revolving Maturity Date and the date of termination of the Revolving Commitments.

     "Revolving Borrowing" shall mean a Borrowing comprised of Revolving Loans.

     "Revolving Commitment" shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans hereunder up to the amount set forth on Schedule I to the Lender Addendum executed and delivered by such Lender, or in the Assignment and Acceptance pursuant to which such Lender assumed its Revolving Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section
11.04. The aggregate amount of the Lenders' Revolving Commitments on the Closing Date is $25,000,000.

     "Revolving Exposure" shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Lender, plus the aggregate amount at such time of such Lender's LC Exposure, plus the aggregate amount at such of such Lender's Swingline Exposure.

     "Revolving Lender" shall mean a Lender with a Revolving Commitment.

     "Revolving Loans" shall mean a Loan made by the Lenders to Borrower pursuant to Section 2.01(b). Each Revolving Loan shall either be an ABR Revolving Loan or a Eurodollar Revolving Loan.

     "Revolving Maturity Date" shall mean the fifth anniversary of the Closing Date, or if such day is not a Business Day, the immediately preceding Business Day.

     "Rollover Equity" shall mean the common equity interests to be exchanged by members of management of Borrower for common equity interests in Holdings in an amount not less than $3.0 million on the terms and conditions set forth in the Acquisition Documents.

     "Sale and Leaseback Transaction" has the meaning assigned to such term in
Section 6.03.

     "Secured Parties" shall mean, collectively, the Administrative Agent, the Collateral Agent, each other Agent, the Lenders and each party to a Hedging Obligation relating to the Loans if at the date of entering into such Hedging Obligation such person was a Lender or an Affiliate of a Lender and such person executes and delivers to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent pursuant to which such person
(i) appoints the Collateral Agent as its agent under the applicable Loan Documents and (ii) agrees to be bound by the provisions of Sections 10.03 and 10.09.

     "Securities Act" shall mean the Securities Act of 1933.

     "Securities Collateral" has the meaning assigned to such term in the Security Agreements.

     "Security Agreement Collateral" shall mean all property pledged or granted as collateral pursuant to the Security Agreements delivered on the Closing Date or thereafter pursuant to Section 5.10.

     "Security Agreements" means the collective reference to the U.S. Security Agreement and the Canadian Security Agreement.

     "Security Documents" shall mean the Security Agreements, the Mortgages and each other security document or pledge agreement delivered in accordance with applicable local or foreign law to grant a valid, perfected security interest in any property as Collateral for the Obligations, and all UCC or other financing statements or instruments of perfection required by this Agreement, the Security Agreements, any Mortgage or any such other security document or pledge agreement to be filed with respect to the security interests in property and fixtures created pursuant to the Security Agreements or any Mortgage and any other document or instrument utilized to pledge as collateral for the Obligations any property of whatever kind or nature.

     "Seller" shall have the meaning assigned to such term in the first recital hereto.

     "Senior Subordinated Note Agreement" shall mean any indenture, note purchase agreement or other agreement pursuant to which the Senior Subordinated Notes are issued, as in effect on the Closing Date and thereafter amended from time to time in accordance with the requirements of this Agreement.

     "Senior Subordinated Note Documents" shall mean the Senior Subordinated Notes, the Senior Subordinated Note Agreement, the Senior Subordinated Note Guarantees and all other documents executed and delivered with respect to the Senior Subordinated Notes or the Senior Subordinated Note Agreement.

     "Senior Subordinated Note Guarantees" shall mean the guarantees of Holdings and the Subsidiary Guarantors (other than Finance Subsidiary) pursuant to the Senior Subordinated Note Agreement.

     "Senior Subordinated Notes" shall mean (i) the $150 million in aggregate principal amount of 9% senior subordinated notes due 2011 issued by Borrower and Finance Subsidiary pursuant to the Senior Subordinated Note Agreement and (ii) any registered notes issued by Borrower and Finance Subsidiary in exchange for the notes referred to in clause (i) of this definition.

     "Sponsors" shall mean, collectively, SKM Equity Fund III, L.P. and Trimaran Fund II, L.L.C.

     "Standby Letter of Credit" shall mean any standby letter of credit or similar instrument issued for the purpose of supporting (a) workers' compensation liabilities of Borrower or any of its Subsidiaries (or, in the case of the Standby Letter of Credit to be issued on the Closing Date (as such Letter of Credit may be renewed, extended or replaced in accordance with the provisions of the Loan Documents), to the extent Borrower is jointly and severally liable therefor, workers' compensation liabilities of Barjan Products, L.L.C. in respect of occurrences on or prior to June 30, 2003), (b) the obligations of third-party insurers of Borrower or any of its Subsidiaries arising by virtue of the laws of any jurisdiction requiring third-party insurers to obtain such letters of credit, (c) performance, payment, deposit or surety obligations of Borrower or any of its Subsidiaries if required by law or governmental rule or regulation or in accordance with custom and practice in the industry or (d) Indebtedness of Borrower or any of its Subsidiaries permitted to be incurred under Section 6.01.

     "Statutory Reserves" shall mean, for any Interest Period for any Eurodollar Borrowing, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the United States Federal Reserve System in New York City with deposits exceeding one billion dollars against "Eurodollar liabilities" (as such term is used in Regulation D). Eurodollar Borrowings shall be deemed to constitute Eurodollar liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender under Regulation D.

     "Subordinated Indebtedness" means Indebtedness of Borrower or any Guarantor that is by its terms subordinated in right of payment to the Obligations of Borrower and such Guarantor, as applicable, including the Senior Subordinated Notes.

     "Subsidiary" shall mean, with respect to any person (the "parent") at any date, (i) any person the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, (ii) any other corporation, limited liability company, association or other business entity of which securities or other ownership interests representing more than 50% of the voting power of all Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Board of Directors thereof are, as of such date, owned, controlled or held by the parent and/or one or more subsidiaries of the parent, (iii) any partnership (a) the sole general partner or the managing general partner of which is the parent or a subsidiary of the parent or (b) the only general partners of which are the parent and/or one or more subsidiaries of the parent and (iv) any other person that is otherwise Controlled by the parent and/or one or more subsidiaries of the parent. Unless the context requires otherwise, "Subsidiary" refers to a Subsidiary of Borrower.

     "Subsidiary Guarantor" shall mean each Subsidiary listed on Schedule 1.01(c), and each other Subsidiary that is or becomes a party to this Agreement pursuant to Section 5.10.

     "Successful Syndication" shall have the meaning given to such term in the Fee Letter.

     "Survey" shall mean a survey of any Mortgaged Property (and all improvements thereon) which is (a)(i) prepared by a surveyor or engineer licensed to perform surveys in the state where such Mortgaged Property is located, (ii) dated (or redated) not earlier than six months prior to the date of delivery thereof unless there shall have occurred within six months prior to such date of delivery any exterior construction on the site of such Mortgaged Property, in which event such survey shall be dated (or redated) after the completion of such construction or if such construction shall not have been completed as of such date of delivery, not earlier than 20 days prior to such date of delivery, (iii) certified by the surveyor (in a manner reasonably acceptable to the Administrative Agent) to the Administrative Agent, the Collateral Agent and the Title Company, (iv) complying in all respects with the minimum detail requirements of the American Land Title Association as such requirements are in effect on the date of preparation of such survey and (v) sufficient for the Title Company to remove all standard survey exceptions from the title insurance policy (or commitment) relating to such Mortgaged Property and issue the endorsements of the type required by Section 4.01(n)(iii) or (b) otherwise acceptable to the Collateral Agent.

     "Swingline Commitment" shall mean the commitment of the Swingline Lender to make loans pursuant to Section 2.17, as the same may be reduced from time to time pursuant to Section 2.07 or Section 2.17.

     "Swingline Exposure" shall mean at any time the aggregate principal amount at such time of all outstanding Swingline Loans. The Swingline Exposure of any Revolving Lender at any time shall equal its Pro Rata Percentage of the aggregate Swingline Exposure at such time.

     "Swingline Lender" shall have the meaning assigned to such term in the preamble hereto.

     "Swingline Loan" shall mean any loan made by the Swingline Lender pursuant to Section 2.17.

     "Syndication Agent" shall have the meaning assigned to such term in the preamble hereto.

     "Tax Return" shall mean all returns, statements, filings, attachments and other documents or certifications required to be filed in respect of Taxes.

     "Taxes" shall mean (i) any and all present or future taxes, duties, levies, imposts, assessments, deductions, withholdings or other similar charges, whether computed on a separate, consolidated, unitary, combined or other basis and any and all liabilities (including interest, fines, penalties or additions to tax) with respect to the foregoing, and (ii) any transferee, successor, joint and several, contractual or other liability (including, without limitation, liability pursuant to Treasury Regulation (S)1.1502-6 (or any similar provision of state, local or non-U.S. law)) in respect of any item described in clause
(i).

     "Term Borrowing" shall mean a Borrowing comprised of Term Loans.

     "Term Loan Commitment" shall mean, with respect to each Lender, the commitment, if any, of such Lender to make a Term Loan hereunder on the Closing Date in the amount set forth on Schedule I to the Lender Addendum executed and delivered by such Lender. The initial aggregate amount of the Lenders' Term Loan Commitments is $45,000,000.

     "Term Loan Lender" shall mean a Lender with a Term Loan Commitment or an outstanding Term Loan.

     "Term Loan Maturity Date" shall mean the sixth anniversary of the Closing Date, or if such day is not a Business Day, the immediately preceding Business Day.

     "Term Loan Repayment Date" shall have the meaning assigned to such term in
Section 2.09(a).

     "Term Loans" shall mean the term loans made to Borrower pursuant to Section 2.01(a). Each Term Loan shall be either an ABR Term Loan or a Eurodollar Term Loan.

     "Test Period" shall mean, at any time, the four consecutive fiscal quarters of Borrower then last ended (in each case taken as one accounting period) for which financial statements have been or are required to be delivered pursuant to
Section 5.01(a) or (b).

     "Title Company" shall mean any title insurance company as shall be retained by Borrower and reasonably acceptable to the Administrative Agent.

     "Title Policy" shall have the meaning assigned to such term in Section 4.01(o).

     "Transaction Documents" shall mean the Acquisition Documents, the Senior Subordinated Note Documents and the Loan Documents.

     "Transactions" shall mean, collectively, the transactions to occur on or prior to the Closing Date pursuant to the Transaction Documents, including (a) the consummation of the Acquisition; (b) the execution, delivery and performance of the Loan Documents and the initial borrowings hereunder; (c) the Refinancing;
(d) the Equity Financing; (e) the exchange of the Rollover Equity; (f) the effectiveness of the Buller Employment; (g) the making of the Buller Investment;
(h) the consummation of the Winnipeg Contribution; and (i) the payment of all fees and expenses to be paid on or prior to the Closing Date and owing in connection with the foregoing.

     "Transferred Guarantor" shall have the meaning assigned to such term in
Section 7.09.

     "Type," when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBOR Rate or the Alternate Base Rate.

     "UCC" shall mean the Uniform Commercial Code as in effect from time to time in any applicable state or jurisdiction.

     "United States" shall mean the United States of America.

     "U.S. Security Agreement" shall mean a security agreement substantially in the form of Exhibit J-1 among each Loan Party that is incorporated or organized in a jurisdiction that is the United States, any State thereof or the District of Columbia and Collateral Agent for the benefit of the Secured Parties.

     "Voting Stock" shall mean, with respect to any person, any class or classes of Equity Interests pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect a majority of the Board of Directors of such person.

     "Wholly Owned Subsidiary" shall mean, as to any person, (a) any corporation 100% of whose capital stock (other than directors' qualifying shares) is at the time owned by such person and/or one or more Wholly Owned Subsidiaries of such person and (b) any partnership, association, joint venture, limited liability company or other entity in which such person and/or one or more Wholly Owned Subsidiaries of such person have a 100% equity interest at such time.

     "Winnipeg Contribution" the contribution by Mr. Mark Buller and his family (or entities controlled by them) to Borrower of all of the Equity Interests of Norcraft Canada Corporation, the owner of the manufacturing facility being built by such persons that is under construction in Winnipeg, Canada in exchange for common Equity Interests in Holdings.

     "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing", "Term Loan Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").

     SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The term "manifest error" shall be deemed to include any clearly demonstrable error whether or not obvious on the face of document containing such error. The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any Loan Document, agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any person shall be construed to include such person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with GAAP as in effect from time to time and all terms of an accounting or financial nature shall be construed and interpreted in accordance with GAAP, as in effect on the date hereof unless otherwise agreed to by Borrower and the Required Lenders.

                                   ARTICLE II

                                   THE CREDITS

     SECTION 2.01. Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly:

          (a) to make a Term Loan to Borrower on the Closing Date in a principal amount not to exceed its Term Loan Commitment; and

          (b) to make Revolving Loans to Borrower, at any time and from time to time after the Closing Date until the earlier of the Revolving Maturity Date and the termination of the Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment.

     Amounts paid or prepaid in respect of Term Loans may not be reborrowed. Within the limits set forth in clause (b) above and subject to the terms, conditions and limitations set forth herein, Borrower may borrow, pay or prepay and reborrow Revolving Loans.

     SECTION 2.02. Loans. (a) Each Loan (other than Swingline Loans) shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Commitments; provided that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Except for Loans deemed made pursuant to Section 2.18(e), Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $500,000 and not less than $1,000,000 or (ii) equal to the remaining available balance of the applicable Commitments.

     (b) Subject to Sections 2.11 and 2.12, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as Borrower may request pursuant to
Section 2.03. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided that Borrower shall not be entitled to request any Borrowing that, if made, would result in more than ten Eurodollar Borrowings outstanding hereunder at any one time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

     (c) Except with respect to Loans made pursuant to Section 2.18(e), each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in New York City as the Administrative Agent may designate not later than 1:00 p.m., New York City time, and the Administrative Agent shall promptly credit the amounts so received to an account as directed by Borrower in the applicable Borrowing Request maintained with the Administrative Agent or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

     (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above, and the Administrative Agent may, in reliance upon such assumption, make available to Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and Borrower severally agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

     (e) Notwithstanding any other provision of this Agreement, Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date or the Term Loan Maturity Date, as applicable.

     SECTION 2.03. Borrowing Procedure. To request a Revolving Borrowing or Term Borrowing, Borrower shall deliver, by hand delivery or telecopy, a duly completed and executed Borrowing Request to the Administrative Agent (i) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (ii) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing. Each Borrowing Request shall be irrevocable and shall specify the following information in compliance with Section 2.02:

          (a) whether the requested Borrowing is to be a Revolving Borrowing or Term Loan Borrowing;

          (b) the aggregate amount of such Borrowing;

          (c) the date of such Borrowing, which shall be a Business Day;

          (d) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

          (e) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; provided that at any time on or before the earlier of (x) the date on which the Lead Arranger shall have notified Borrower that a Successful Syndication has been achieved and (y) the thirtieth day following the Closing Date, the Interest Period shall be seven days;

          (f) the location and number of Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.02; and

          (g) that the conditions set forth in Sections 4.02(b)-(e) are satisfied as of the date of the notice.

     If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then Borrower shall be deemed to have selected an Interest Period of one month's duration (subject to the proviso in clause (e) above). Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

     SECTION 2.04. Evidence of Debt; Repayment of Loans. (a) Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Term Loan Lender, the principal amount of each Term Loan of such Term Loan Lender as provided in Section 2.09, (ii) to the Administrative Agent for the account of each Revolving Lender, the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made, Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested.

     (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

     (c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type and Class thereof and the Interest Period applicable thereto; (ii) the amount of any principal or interest due and payable or to become due and payable from Borrower to each Lender hereunder; and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

     (d) The entries made in the accounts maintained pursuant to paragraphs (b) and (c) above shall, in the absence of manifest error, be prima facie evidence of the existence and amounts of the obligations therein recorded; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of Borrower to repay the Loans in accordance with their terms.

     (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in the form of Exhibit H-1, H-2 or H-3, as the case may be. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 11.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

     SECTION 2.05. Fees.

     (a) Commitment Fee. Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee (a "Commitment Fee"), equal to the Applicable Fee per annum on the average daily unused amount of each Commitment of such Lender during the period from and including the Closing Date to but excluding the date on which such Commitment terminates. Accrued Commitment Fees shall be payable in arrears (i) on the last day of March, June, September and December of each year (or if such last day is not a Business Day, the Business Day immediately preceding such last day), commencing on the first such date to occur after the date hereof, and (ii) on the date on which the Revolving Commitments terminate. All Commitment Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing Commitment Fees, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

     (b) Administrative Agent Fees. Borrower agrees to pay to the Administrative Agent, for its own account, the administrative fees set forth in the Fee Letter or such other fees payable in the amounts and at the times separately agreed upon between Borrower and the Administrative Agent (the "Administrative Agent Fees").

     (c) LC and Fronting Fees. Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee ("LC Participation Fee") with respect to its participations in Letters of Credit, which shall accrue at a rate equal to the Applicable Margin from time to time used to determine the interest rate on Eurodollar Revolving Loans pursuant to
Section 2.06 on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to Reimbursement Obligations) during the period from and including the Closing Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee ("Fronting Fee"), which shall accrue at the rate of 0.25% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to Reimbursement Obligations) during the period from and including the Closing Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. LC Participation Fees and Fronting Fees shall be payable in arrears (i) on the last day of March, June, September and December of each year (or if such last day is not a Business Day, the Business Day immediately preceding such last day), commencing on the first such date to occur after the date hereof, and (ii) on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All LC Participation Fees and Fronting Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

     (d) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that Borrower shall pay the Fronting Fees directly to the Issuing Bank. Once paid, none of the Fees shall be refundable under any circumstances.

     SECTION 2.06. Interest on Loans. (a) Subject to the provisions of Section 2.06(c), the Loans comprising each ABR Borrowing, including each Swingline Loan, shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin in effect from time to time.

     (b) Subject to the provisions of Section 2.06(c), the Loans comprising each Eurodollar Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBOR Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin in effect from time to time.

     (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall, to the extent permitted by applicable law, bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section 2.06.

     (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to Section 2.06(c) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan or a Swingline Loan, in each case, prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

     All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBOR Rate shall be determined by the Administrative Agent in accordance with the provisions of this Agreement and such determination shall be conclusive absent manifest error.

     SECTION 2.07. Termination and Reduction of Commitments. (a) The Term Loan Commitments shall automatically terminate at 5:00 p.m., New York City time, on the Closing Date. The Re-volving Commitments, the Swingline Commitment, and the LC Commitment shall automatically terminate on the Revolving Maturity Date.

     (b) Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000 and (ii) the Revolving Commitments shall not be terminated or reduced if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.10, the sum of the Revolving Exposures would exceed the aggregate amount of Revolving Commitments.

     (c) Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section 2.07(c) at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by Borrower pursuant to this Section 2.07(c) shall be irrevocable. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

     SECTION 2.08. Interest Elections. (a) Each Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. Notwithstanding anything to the contrary, Borrower shall not be entitled to request any conversion or continuation that, if made, would result in more than ten Eurodollar Borrowings outstanding hereunder at any one time. This Section 2.08 shall not apply to Swingline Borrowings, which may not be converted or continued.

     (b) To make an election pursuant to this Section, Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if Borrower were requesting a Revolving Borrowing or Term Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request substantially in the form of Exhibit D.

     (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, or if outstanding Borrowings are being combined, allocation to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

          (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period"; provided that at any time on or before the earlier of (x) the date on which the Lead Arranger shall have notified Borrower that a Successful Syndication has been achieved and (y) the thirtieth day following the Closing Date, the Interest Period shall be seven days.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then Borrower shall be deemed to have selected an Interest Period of one month's duration (subject to the proviso in clause
(iv) above).

     (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

     (e) If an Interest Election Request with respect to a Eurodollar Borrowing is not timely delivered prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies Borrower, then, after the occurrence and during the continuance of such Event of Default (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

     SECTION 2.09. Amortization of Term Borrowings. (a) Borrower shall pay to the Administrative Agent, for the account of the Lenders, on the dates set forth on Annex II, or if any such date is not a Business Day, on the immediately preceding Business Day (each such date being a "Term Loan Repayment Date"), a principal amount of the Term Loans (as adjusted from time to time pursuant to Section 2.10(h)) equal to the amount set forth on Annex II for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

     (b) To the extent not previously paid, all Term Loans shall be due and payable on the Term Loan Maturity Date.

     SECTION 2.10. Optional and Mandatory Prepayments of Loans.

     (a) Optional Prepayments. Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, subject to the requirements of this Section 2.10; provided that each partial prepayment shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000.

     (b) Revolving Loan Prepayments. (i) In the event of the termination of all the Revolving Commitments, Borrower shall, on the date of such termination, repay or prepay all its outstanding Revolving Borrowings and all outstanding Swingline Loans and replace all outstanding Letters of Credit and/or deposit an amount equal to the LC Exposure in the LC Sub-Account.

     (ii) In the event of any partial reduction of the Revolving Commitments, then (x) at or prior to the effective date of such reduction, the Administrative Agent shall notify Borrower and the Revolving Lenders of the sum of the Revolving Exposures after giving effect thereto and (y) if the sum of the Re-volving Exposures would exceed the aggregate amount of Revolving Commitments after giving effect to such reduction, then Borrower shall, on the date of such reduction, first, repay or prepay Swingline Loans, second, repay or prepay Revolving Borrowings and third, replace or cash collateralize outstanding Letters of Credit in accordance with the procedures set forth in Section 2.18(i), in an amount sufficient to eliminate such excess.

     (iii) In the event that the sum of all Lenders' Revolving Exposures exceeds the Revolving Commitments then in effect, Borrower shall, without notice or demand, immediately first, repay or prepay Swingline Loans, second, repay or prepay Revolving Borrowings, and third, replace or cash collateralize outstanding Letters of Credit in accordance with the procedures set forth in
Section 2.18(i).

     (iv) In the event that the aggregate LC Exposure exceeds the LC Commitment then in effect, Borrower shall, without notice or demand, immediately replace or cash collateralize outstanding Letters of Credit in accordance with the procedures set forth in Section 2.18(i).

     (c) Asset Sales. Not later than five Business Days following the receipt of any Net Cash Proceeds of any Asset Sale, Borrower shall apply 100% of the Net Cash Proceeds received with respect thereto to make prepayments in accordance with Sections 2.10(h) and (i); provided that:

          (i) no such prepayment shall be required under this Section 2.10(c)(i) with respect to (A) the disposition of assets which constitutes a Casualty Event or (B) Asset Sales for fair market value resulting in no more than $100,000 in Net Cash Proceeds per Asset Sale (or series of related Asset Sales) and less than $1.0 million in Net Cash Proceeds in any fiscal year; provided that clause (B) shall not apply in the case of any Asset Sale described in clause (b) of the definition thereof; and

          (ii) so long as no Default shall then exist or would arise therefrom and the aggregate of such Net Cash Proceeds of Asset Sales shall not exceed $10.0 million in any fiscal year of Borrower, such proceeds shall not be required to be so applied on such date to the extent that (A) Borrower shall have delivered an Officers' Certificate to the Administrative Agent on or prior to such date stating that such Net Cash Proceeds shall be used to, to the extent permitted by Section 6.13(b), purchase assets or acquire 100% of the Equity Interests of any person that owns such assets no later than 360 days following the date of such Asset Sale (which Officers' Certificate shall set forth the estimates of the proceeds to be so expended); and (B) all such Net Cash Proceeds in excess of $2.5 million in the aggregate at any time shall be held in the Collateral Account and released therefrom only in accordance with the provisions of Article IX; provided that if any portion of such Net Cash Proceeds not required to be applied to make prepayments shall not be utilized to purchase replacement assets or acquire such Equity Interests within such 360-day period, such unused portion shall be applied on the last day of such period as a mandatory prepayment as provided in this Section 2.10(c); and provided, further, that if the property subject to such Asset Sale constituted Collateral, then all property purchased with the Net Cash Proceeds thereof pursuant to this subsection shall be made subject to the Lien of the applicable Security Documents in favor of the Collateral Agent, for its benefit and for the benefit of the other Secured Parties in accordance with Sections 5.10 and 5.11.

     (d) Debt Issuance or Preferred Stock Issuance. Upon any Debt Issuance or Preferred Stock Issuance after the Closing Date, Borrower shall make prepayments in accordance with Sections 2.10(h) and (i) in an aggregate principal amount equal to 100% of the Net Cash Proceeds of such Debt Issuance or Preferred Stock Issuance, as the case may be.

     (e) Equity Issuance. Upon any Equity Issuance after the Closing Date, Borrower shall make prepayments in accordance with Sections 2.10(h) and (i) in an aggregate principal amount equal to 50% of the Net Cash Proceeds of such Equity Issuance.

     (f) Casualty Events. Not later than five Business Days following the receipt of any Net Cash Proceeds from a Casualty Event with respect to any property of Holdings or any of its Subsidiaries, Borrower shall apply an amount equal to 100% of such Net Cash Proceeds to make prepayments in accordance with Sections 2.10(h) and (i); provided that:

          (i) so long as no Default shall then exist or arise therefrom, such proceeds shall not be required to be so applied on such date to the extent that (A) in the event such Net Cash Proceeds shall not exceed $10.0 million, Borrower shall have delivered an Officers' Certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used; or (B) in the event that such Net Cash Proceeds exceed $10.0 million, the Administrative Agent has elected by notice to Borrower on or prior to such date to require such proceeds to be used, in each case, to repair, replace or restore any property in respect of which such Net Cash Proceeds were paid no later than 360 days following the date of receipt of such proceeds (which Officers' Certificate shall set forth the estimates of the proceeds to be so expended); provided that if the property subject to such Casualty Event constituted Collateral under the Security Documents, then all property purchased with the Net Cash Proceeds thereof pursuant to this subsection shall be made subject to the Lien of the applicable Security Documents in favor of the Collateral Agent, for its benefit and for the benefit of the other Secured Parties in accordance with Sections
     5.10 and 5.11;

          (ii) all such Net Cash Proceeds in excess of $2.5 million in the aggregate shall be held in the Collateral Account and released therefrom only in accordance with the provisions of Article IX; and

          (iii) if any portion of such Net Cash Proceeds shall not be so applied within such 360-day period, such unused portion shall be applied on the last day of such period as a mandatory prepayment as provided in this
     Section 2.10(f).

     (g) Excess Cash Flow. No later than the earlier of (i) 100 days after the end of each fiscal year of Borrower, commencing with the fiscal year ending on December 31, 2004, and (ii) the date on which the financial statements with respect to such period are delivered pursuant to Section 5.01(a), Borrower shall make prepayments in accordance with Sections 2.10(h) and (i) in an aggregate principal amount equal to 50% of Excess Cash Flow for the fiscal year then ended.

     (h) Application of Prepayments. (i) Prior to any optional or mandatory prepayment of Borrowings hereunder, Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (i) of this Section 2.10, subject to the provisions of this Section 2.10(h). Any prepayments of Term Loans pursuant to
Section 2.10(c), (d), (e), (f) or (g) shall be applied to reduce scheduled payments required under Section 2.09(a) on a pro rata basis among the payments due on each Term Loan Repayment Date based on the payments then remaining to be made on each such Term Loan Repayment Date and prepayments of Term Loans pursuant to Section 2.10(a) shall be applied to reduce scheduled prepayments required under Section 2.09(a), first, to such scheduled payments due with the 12 months following such prepayment and, second, on a pro rata basis among the payments remaining to be made on each Term Loan Repayment Date. After application of mandatory prepayments described above in this paragraph (h) and to the extent there are mandatory prepayment amounts remaining after such application, the Revolving Commitments shall be permanently reduced ratably among the Revolving Lenders in accordance with their applicable Revolving Commitments in an aggregate amount equal to such excess, and Borrower shall comply with Section 2.10(b).

     (ii) Amounts to be applied pursuant to this Section 2.10 to the prepayment of Term Loans and Revolving Loans shall be applied, as applicable, first to reduce outstanding ABR Term Loans and ABR Revolving Loans, respectively. Any amounts remaining after each such application shall be applied to prepay Eurodollar Term Loans or Eurodollar Revolving Loans, as applicable. Notwithstanding the foregoing, if the amount of any prepayment of Loans required under this Section 2.10 shall be in excess of the amount of the ABR Loans at the time outstanding (an "Excess Amount"), only the portion of the amount of such prepayment as is equal to the amount of such outstanding ABR Loans shall be immediately prepaid and, at the election of Borrower, the balance of such required prepayment shall be either (A) deposited in the Collateral Account and applied to the prepayment of Eurodollar Loans on the last day of the then next-expiring Interest Period for Eurodollar Loans (with all interest accruing thereon for the account of Borrower) or (B) prepaid immediately, together with any amounts owing to the Lenders under Section 2.13; provided that (i) interest in respect of such Excess Amount shall continue to accrue thereon at the rate provided hereunder for the Loans which such Excess Amount is intended to repay until such Excess Amount shall have been used in full to repay such Loans and
(ii) at any time while a Default has occurred and is continuing, the Administrative Agent may, and upon written direction from the Required Lenders shall, apply any or all proceeds then on deposit in the Collateral Account to the payment of such Loans in an amount equal to such Excess Amount.

     (i) Notice of Prepayment. Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 11:00 a.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable. Each such notice shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.06.

     SECTION 2.11. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBOR Rate for such Interest Period; or

          (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBOR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Bor-rowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

     SECTION 2.12. Increased Costs. (a) If any Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBOR Rate) or the Issuing Bank; or

          (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, such Lender's holding company or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered, it being understood that, to the extent duplicative of the provisions of Section 2.15, this Section 2.12 shall not apply to Taxes.

     (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have reasonably achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

     (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.12 shall be delivered to Borrower and shall be conclusive absent manifest error. Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 20 days after receipt thereof.

     (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section 2.12 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided, further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall not begin earlier than the date of effectiveness of the Change in Law.

     SECTION 2.13. Breakage Payments. In the event of (a) the payment or prepayment, whether optional or mandatory, of any principal of any Eurodollar Loan earlier than the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by Borrower pursuant to Section 2.16, then, in any such event, Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBOR Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the Eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.13 shall be delivered to Borrower and shall be conclusive absent manifest error. Borrower shall pay such Lender the amount shown as due on any such certificate within 20 days after receipt thereof.

     SECTION 2.14. Payments Generally; Pro Rata Treatment; Sharing of Setoffs.
(a) Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.12,
2.13 or 2.15, or otherwise) on or before the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 2:00 p.m., New York City time), on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 677 Washington Boulevard, Stamford, Connecticut, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.12, 2.13, 2.15 and 11.03 shall be made directly to the persons entitled thereto and payments pursuant to other Loan Documents shall be made to the persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

     (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, Reimbursement Obligations, interest and fees then due hereunder, such funds shall be applied
(i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and Reimbursement Obligations then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and Reimbursement Obligations then due to such parties.

     (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise (including by exercise of its rights under Section 9.1(a)(viii) of the U.S. Security Agreement), obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of Borrower in the amount of such participation.

     (d) Unless the Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that Borrower will not make such payment, the Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

     (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.02(c), 2.14(d), 2.17(d), 2.18(d), 2.18(e) or 11.03(d),
then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

     SECTION 2.15. Taxes. (a) Any and all payments by or on account of any obligation of Borrower hereunder or under any other Loan Document shall be made without set-off, counterclaim or other defense and free and clear of and without deduction or withholding for any and all Indemnified Taxes; provided that if Borrower shall be required by law to deduct any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions or withholdings applicable to additional sums payable under this Section 2.15) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) Borrower shall make such deductions or withholdings and (iii) Borrower shall pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law.

     (b) In addition, Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

     (c) Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.15) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided, however, that the provisions of this sentence shall not require Borrower to indemnify against any interest or penalties that result from the failure by the Administrative Agent, any Lender or the Issuing Bank to timely file any tax return relating to Indemnified Taxes or to pay when due the taxes shown on such tax return; provided, further, however, that nothing in this sentence shall be construed as preventing Borrower from contesting any tax which it believes was wrongfully imposed so long as Borrower shall have first complied with the provisions of this sentence. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

     (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by Borrower to a Governmental Authority, Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

     (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by Borrower as will permit such payments to be made without withholding or at a reduced rate. In the case of a U.S. Borrower, each Foreign Lender either (1) (i) agrees to furnish either U.S. Internal Revenue Service Form W-8ECI or U.S. Internal Revenue Service Form W-8BEN (or successor form) and
(ii) agrees (for the benefit of Borrower and the Administrative Agent), to the extent it may lawfully do so at such times, upon reasonable request by Borrower or the Administrative Agent, to provide a new Form W-8ECI or Form W-8BEN (or successor form) upon the expiration or obsolescence of any previously delivered form to reconfirm any complete exemption from, or any entitlement to a reduction in, U.S. federal withholding tax with respect to any interest payment hereunder or (2) in the case of any such Foreign Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (i) agrees to furnish either (a) a "Non-Bank Certificate" in a form acceptable to the Administrative Agent and Borrower and two accurate and complete original signed copies of U.S. Internal Revenue Service Form W-8BEN (or successor form) or (b) a U.S. Internal Revenue Service Form W-8ECI (or successor form), certifying (in each case) to such Foreign Lender's legal entitlement to an exemption or reduction from U.S. federal withholding tax with respect to all interest payments hereunder and (ii) agrees (for the benefit of Borrower and the Administrative Agent) to the extent it may lawfully do so at such times, upon reasonable request by Borrower or the Administrative Agent, to provide a new Form W-8BEN or W-8ECI (or successor form) upon the expiration or obsolescence of any previously delivered form to reconfirm any complete exemption from, or any entitlement to a reduction in, U.S. federal withholding tax with respect to any interest payment hereunder.

     (f) If the Administrative Agent or a Lender (or an assignee) determines in its reasonable discretion that it has received a refund or credit in respect thereof of any Indemnified Taxes or Other Taxes as to which it has been indemnified by Borrower or with respect to which Borrower has paid additional amounts pursuant to this Section 2.15, it shall pay over such refund to Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by Borrower under this
Section 2.15 with respect to the Indemnified Taxes or the Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender (or assignee) and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that Borrower, upon the request of the Administrative Agent or such Lender (or assignee), agrees to repay the amount paid over to Borrower to the Administrative Agent or such Lender (or assignee) within a reasonable time (not to exceed 20 days) after receipt of written notice that the Administrative Agent or such Lender (or assignee) is required to repay such refund to such Governmental Authority. Nothing contained in this Section 2.15(f) shall require the Administrative Agent or any Lender (or assignee) to make available its tax returns or any other information which it deems confidential to Borrower or any other person. Notwithstanding anything to the contrary, in no event will any Lender be required to pay any amount to Borrower the payment of which would place such Lender in a less favorable net after-tax position than such Lender would have been in had the additional amounts giving rise to such refund of any Indemnified Taxes or Other Taxes never been paid in the first place.

     SECTION 2.16. Mitigation Obligations; Replacement of Lenders.

     (a) Mitigation of Obligations. If any Lender requests compensation under
Section 2.12, or if Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to
Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section
2.12 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

     (b) Replacement of Lenders. If any Lender requests compensation under
Section 2.12, or if Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to
Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder, then Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 11.04), all of its interests, rights and obligations under this Agreement to an assignee selected by Borrower that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank and Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (assuming for this purpose that the Loans of such Lender were being prepaid), from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.15, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply.

     SECTION 2.17. Swingline Loans.

     (a) Swingline Commitment. Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $5.0 million or (ii) the sum of the total Revolving Exposures exceeding the total Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, Borrower may borrow, repay and reborrow Swingline Loans.

     (b) Swingline Loans. To request a Swingline Loan, Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 2:00 p.m., New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. Each Swingline Loan shall be an ABR Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from Borrower. The Swingline Lender shall make each Swingline Loan available to Borrower by means of a credit to the general deposit account of Borrower with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.18(e), by remittance to the Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan. Borrower shall not request a Swingline Loan if at the time of and immediately after giving effect to such request a Default has occurred and is continuing. Swingline Loans shall be made in minimum amounts of $100,000 and integral multiples of $50,000 above such amount.

     (c) Prepayment. Borrower shall have the right at any time and from time to time to repay any Swingline Loan, in whole or in part, upon giving written or telecopy notice (or telephone notice promptly confirmed by written, or telecopy notice) to the Swingline Lender and to the Administrative Agent before 12:00
(noon), New York City time on the date of repayment at the Swingline Lender's address for notices specified in the Swingline Lender's Administrative Questionnaire. All principal payments of Swingline Loans shall be accompanied by accrued interest on the principal amount being repaid to the date of payment.

     (d) Participations. The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 noon, New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender's Pro Rata Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Pro Rata Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever (provided that such payment shall not cause such Lender's Revolving Exposure to exceed such Lender's Revolving Commitment). Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.02(c) with respect to Loans made by such Lender (and Section 2.02 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline

Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from Borrower (or other party on behalf of Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve Borrower of any default in the payment thereof.

     SECTION 2.18. Letters of Credit.

     (a) General. Subject to the terms and conditions set forth herein, Borrower may request the Issuing Bank, and the Issuing Bank agrees, to issue Letters of Credit for its own account or the account of a Subsidiary in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Revolving Availability Period (provided that Borrower shall be a co-applicant, and be jointly and severally liable, with respect to each Letter of Credit issued for the account of or in favor of a Subsidiary). The Issuing Bank shall have no obligation to issue, and Borrower shall not request the issuance of, any Letter of Credit at any time if after giving effect to such issuance, the LC Exposure would exceed the LC Commitment or the total Revolving Exposure would exceed the total Revolving Commitments. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by Borrower to, or entered into by Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

     (b) Request for Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit or the amendment, renewal or extension of an outstanding Letter of Credit, Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) an LC Request to the Issuing Bank and the Administrative Agent not later than 11:00 a.m. on the third Business Day preceding the requested date of issuance, amendment, renewal or extension (or such later date and time as is acceptable to the Issuing Bank).

     A request for an initial issuance of a Letter of Credit shall specify in form and detail satisfactory to the Issuing Bank:

          (i) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day);

          (ii) the amount thereof;

          (iii) the expiry date thereof (which shall not be later than the close of business 15 days prior to the Revolving Maturity Date);

          (iv) the name and address of the beneficiary thereof;

          (v) whether the Letter of Credit is to be issued for its own account or for the account of one if its Subsidiaries (provided that Borrower shall be a co-applicant, and therefore jointly and severally liable, with respect to each Letter of Credit issued for the account of a Subsidiary);

          (vi) the documents to be presented by such beneficiary in connection with any drawing thereunder;

          (vii) the full text of any certificate to be presented by such beneficiary in connection with any drawing thereunder; and

          (viii) such other matters as the Issuing Bank may require.

     A request for an amendment, renewal or extension of any outstanding Letter of Credit shall specify in form and detail satisfactory to the Issuing Bank:

          (i) the Letter of Credit to be amended, renewed or extended;

          (ii) the proposed date of amendment, renewal or extension thereof (which shall be a Business Day);

          (iii) the nature of the proposed amendment, renewal or extension; and

          (iv) such other matters as the Issuing Bank may require.

     If requested by the Issuing Bank, Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $10.0 million and (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments. Unless the Issuing Bank shall agree otherwise, no Letter of Credit shall be in an initial amount less than $100,000, in the case of a Commercial Letter of Credit, or $500,000, in the case of a Standby Letter of Credit.

     (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) in the case of a Standby Letter of Credit, (x) the date which is one year after the date of the issuance of such Standby Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (y) the Letter of Credit Expiration Date and (ii) in the case of a Commercial Letter of Credit, (x) the date that is 180 days after the date of issuance of such Commercial Letter of Credit (or, in the case of any renewal or extension thereof, 180 days after such renewal or extension) and (y) the Letter of Credit Expiration Date.

     (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby irrevocably grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender's Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Revolving Lender's Pro Rata Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by Borrower on the date due as provided in paragraph (e) of this Section 2.18, or of any reimbursement payment required to be refunded to Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

     (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, Borrower shall reimburse such LC Disbursement by paying to the Issuing Bank an amount equal to such LC Disbursement not later than 2:00 p.m., New York City time, on the date that such LC Disbursement is made, if Borrower shall have received notice of such LC Disbursement prior to 11:00 a.m., New York City time, on such date, or, if such notice has not been received by Borrower prior to such time, on such date, then not later than 2:00 p.m., New York City time on (i) the Business Day that Borrower receives such notice, if such notice is received prior to 11:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Revolving Borrowing in an equivalent amount and, to the extent so financed, Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing.

     If Borrower fails to make such payment when due, the Issuing Bank shall notify the Administrative Agent and the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from Borrower in respect thereof and such Revolving Lender's Pro Rata Percentage thereof. Each Revolving Lender shall pay by wire transfer of immediately available funds to the Administrative Agent on such date (or, if such Revolving Lender shall have received such notice later than 12:00 noon on any day, not later than 11:00 a.m. on the immediately following Business Day), an amount equal to such Revolving Lender's Pro Rata Percentage of the unreimbursed LC Disbursement in the same manner as provided in Section 2.02(c) with respect to Revolving Loans made by such Revolving Lender, and the Administrative Agent will promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. The Administrative Agent will promptly pay to the Issuing Bank any amounts received by it from Borrower pursuant to the above paragraph prior to the time that any Revolving Lender makes any payment pursuant to the preceding sentence; any such amounts received by the Administrative Agent thereafter will be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made such payments and to the Issuing Bank, as appropriate.

     If any Revolving Lender shall not have made its Pro Rata Percentage of such LC Disbursement available to the Administrative Agent as provided above, each of such Revolving Lender and Borrower severally agrees to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with the foregoing to but excluding the date such amount is paid, to the Administrative Agent for the account of the Issuing Bank at (i) in the case of Borrower, the rate per annum set forth in Section 2.18(h) and (ii) in the case of such Lender, at a rate determined by the Administrative Agent in accordance with banking industry rules or practices on interbank compensation.

     (f) Obligations Absolute. The Reimbursement Obligation of Borrower as provided in Section 2.18(e) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein; (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;
(iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that fails to comply with the terms of such Letter of Credit; (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this
Section 2.18, constitute a legal or equitable discharge of, or provide a right of setoff against, the obligations of Borrower hereunder; (v) the fact that a Default or Event of Default shall have occurred and be continu-ing; and (vi) any adverse change in the business, assets, property, results of operations, prospects or condition, financial or otherwise, of Borrower and its Subsidiaries. None of the Agents, the Lenders, the Issuing Bank or any of their Affiliates, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by Borrower to the extent permitted by applicable law) suffered by Borrower that are caused by the Issuing Bank's failure to exercise due care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

     (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve Borrower of its Reimbursement Obligation to the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement (other than with respect to the timing of such Reimbursement Obligation set forth in Section 2.18(e)).

     (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest payable on demand, for each day from and including the date such LC Disbursement is made to but excluding the date that Borrower reimburses such LC Disbursement, at the rate per annum as determined pursuant to Section 2.06(c). Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section 2.18 to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

     (i) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, Borrower shall deposit in the LC Sub-Account, in the name of the Collateral Agent and for the benefit of the Revolving Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to Borrower described in paragraph (g) or (h) of Article VIII. Each such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the obligations of Borrower under this Agreement. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Collateral Agent and at the risk and expense of Borrower, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Collateral Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than two-thirds of the total LC Exposure), be applied to satisfy other Obligations of Borrower under this Agreement. If Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount plus any accrued interest or realized profits of such amounts (to the extent not applied as aforesaid) shall be returned to Borrower within three Business Days after all Events of Default have been cured or waived.

     (j) Resignation or Removal of the Issuing Bank. The Issuing Bank may resign as Issuing Bank hereunder at any time upon at least 30 days' prior notice to the Lenders, the Administrative Agent and Borrower. The Issuing Bank may be replaced at any time by written agreement among Borrower, each Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank or any such additional Issuing Bank. At the time any such resignation or replacement shall become effective, Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.05(c). From and after the effective date of any such resignation or replacement or addition, as applicable, (i) the successor or additional Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or such addition or to any previous Issuing Bank, or to such successor or such addition and all previous Issuing Banks, as the context shall require. After the resignation or replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such resignation or replacement, but shall not be required to issue additional Letters of Credit. If at any time there is more than one Issuing Bank hereunder, Borrower may, in its discretion, select which Issuing Bank is to issue any particular Letter of Credit.

     (k) Additional Issuing Banks. Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and such Revolving Lender, designate one or more additional Revolving Lenders to act as an issuing bank under the terms of this Agreement, with the consent of the Administrative Agent (which consent shall not be unreasonable withheld), the Issuing Bank and such Revolving Lender. Any Lender designated as an issuing bank pursuant to this paragraph (k) shall be deemed (in addition to being a Revolving Lender) to be the Issuing Bank with respect to Letters of Credit issued or to be issued by such Revolving Lender, and all references herein and in the other Loan Documents to the term "Issuing Bank" shall, with respect to such Letters of Credit, be deemed to refer to such Revolving Lender in its capacity as Issuing Bank, as the context shall require.

     The Issuing Bank shall be under no obligation to issue any Letter of Credit if:

          (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it; or

          (ii) the issuance of such Letter of Credit would violate one or more policies of the Issuing Bank.

     The Issuing Bank shall be under no obligation to amend any Letter of Credit if (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Each Loan Party represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and each of the Lenders (with references to the Companies being references thereto after giving effect to the Transactions unless otherwise expressly stated) that:

     SECTION 3.01. Organization; Powers. Each Company (a) is duly organized and validly existing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to carry on its business as now conducted and to own and lease its property and (c) is qualified and in good standing (to the extent such concept is applicable in the applicable jurisdiction) to do business in every jurisdiction where such qualification is required, except in such jurisdictions where the failure to so qualify or be in good standing, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 3.02. Authorization; Enforceability. The Transactions to be entered into by each Loan Party are within such Loan Party's powers and have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by each Loan Party and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     SECTION 3.03. Governmental Approvals; No Conflicts. Except as set forth on
Schedule 3.03, the Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect,
(ii) filings necessary to perfect Liens created by the Loan Documents and (iii) consents, approvals, registrations, filings or actions the failure of which to obtain or perform could not reasonably be expected to result in a Material Adverse Effect, (b) will not violate the Organizational Documents of any Company or any order of any Governmental Authority, (c) will not violate, result in a default or require any consent or approval under any applicable law or regulation, indenture, agreement or other instrument binding upon any Company or its assets, or give rise to a right thereunder to require any payment to be made by any Company, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any property of any Company, except Liens created by the Loan Documents and Permitted Liens.

     SECTION 3.04. Financial Statements. (a) Borrower has heretofore furnished to the Lenders the consolidated balance sheets and related statements of income, members' equity and cash flows of Borrower (i) as of and for the fiscal years ended December 31, 2001 and 2002, audited by and accompanied by the unqualified opinion of PricewaterhouseCoopers LLP, independent public accountants and (ii)
(a) as of and for the six-month periods ended June 30, 2003 and 2002 and (b) as of August 31, 2003 and for the two and eight months ended August 31, 2002 and 2003, certified by the chief financial officer of Borrower. Such financial statements have been prepared, in the case of clauses (i) and (ii)(a), in accordance with GAAP consistently applied and, in the case of clauses (i),
(ii)(a) and (ii)(b), present fairly in all material respects the financial condition, results of operations and cash flows of Borrower as of such dates and for such periods, subject, in the case of the financial statements referred to in clause (ii) of this Section 3.04, to normal year-end audit adjustments and the absence of footnotes. Except as set forth in such financial statements, there are no liabilities of any Company of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, which could reasonably be expected to result in a Material Adverse Effect, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than liabilities under the Loan Documents and the Senior Subordinated Note Documents.

     (b) Borrower has heretofore delivered to the Lenders Borrower's unaudited pro forma consolidated balance sheets and statements of income and pro forma EBITDA as of June 30, 2003 and September 30, 2003, and for the fiscal year ended December 31, 2002 and the six months and twelve months ended June 30, 2003 and twelve months ended September 30, 2003, in each case, prepared on a basis consistent with the one described in the Offering Memorandum under "Unaudited pro forma financial information." Such pro forma financial statements have been prepared in good faith by the Loan Parties, based on the assumptions stated therein (which assumptions are believed by the Loan Parties to be reasonable), are based on the best information available to the Loan Parties as of the date of delivery thereof, accurately reflect all adjustments required to be made to give effect to the transactions described in the Offering Memorandum under "Unaudited pro forma financial information", and, other than pro forma EBITDA, in accordance with Regulation S-X, and present fairly in all material respects on a pro forma basis the consolidated financial position and results of operations of Borrower as of and for such dates, assuming that the Transactions had actually occurred at such dates.

     Since December 31, 2002, there has been no event, change or occurrence that, individually or in the aggregate, has had or could reasonably be expected to result in a Material Adverse Effect.

     SECTION 3.05. No Claims. Each Company owns or has rights to use all of the Collateral and all rights with respect to any of the foregoing used in, necessary for or material to each Company's business as currently conducted. The use by each Company of such Collateral and all such rights with respect to the foregoing do not infringe on the rights of any person other than such infringement which would not, individually or in the aggregate, result in a Material Adverse Effect. No claim has been made and remains outstanding that any Company's use of any Collateral does or may violate the rights of any third person that would individually, or in the aggregate, have a Material Adverse Effect.

     SECTION 3.06. Properties. (a) Each Company has good title to, or valid leasehold interests in, all its property material to its business, free and clear of all Liens except for (x) Permitted Collateral Liens and (y) minor irregularities or deficiencies in title that, individually or in the aggregate, do not interfere with its ability to conduct its business as currently conducted or to utilize such property for its in-tended purpose. The property of the Companies, taken as a whole, (i) is in good operating order, condition and repair (ordinary wear and tear excepted) (except to the extent that the failure to be in such condition could not reasonably be expected to result in a Material Adverse Effect) and (ii) constitutes all the property which is required for the business and operations of the Companies as presently conducted.

     (b) Schedule 3.06(b) contains a true and complete list of each interest in Real Property owned by any Company as of the date hereof and describes the type of interest therein held by such Company. Schedule 3.06(b) contains a true and complete list of each Real Property leased, subleased or otherwise occupied or utilized by any Company, as lessee, sublessee, franchisee or licensee, as of the date hereof and describes the type of interest therein held by such Company and whether such lease, sublease or other instrument requires the consent of the landlord thereunder or other parties thereto to the Transactions.

     (c) (i) No Company has received any notice of, nor has any knowledge of, the occurrence or pendency or contemplation of any Casualty Event affecting all or any material portion of its property and (ii) unless flood insurance shall have been obtained in accordance with Section 5.04, no Mortgage encumbers improved Real Property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968.

     SECTION 3.07. Intellectual Property.

     (a) Ownership/No Claims. Each Loan Party owns, or is licensed to use, all patents, patent applications, trademarks, trade names, servicemarks, copyrights, technology, trade secrets, proprietary information, domain names, know-how and processes necessary for the conduct of its business as currently conducted (the "Intellectual Property"), except for those the failure to own or license which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No claim has been asserted and is pending by any person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Loan Party know of any valid basis for any such claim. The use of such Intellectual Property by each Loan Party does not infringe the rights of any person, except for such claims and infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     (b) Registrations. Except pursuant to licenses and other user agreements entered into by each Loan Party in the ordinary course of business that are listed in Schedules 15(a) and 15(b) annexed to the Perfection Certificate, on and as of the date hereof (i) each Loan Party owns and possesses the right to use, and has done nothing to authorize or enable any other person to use, any Copyright, Patent or Trademark (as such terms are defined in the U.S. Security Agreement) listed in Schedules 15(a) and 15(b) annexed to the Perfection Certificate and (ii) all registrations listed in Schedules 15(a) and 15(b) annexed to the Perfection Certificate are valid and in full force and effect.

     (c) No Violations or Proceedings. Except as set forth on Schedule 3.07(c), to each Loan Party's knowledge, on and as of the date hereof, (i) there is no material violation by others of any right of such Loan Party with respect to any Copyright, Patent or Trademark listed in Schedules 15(a) and 15(b) annexed to the Perfection Certificate, respectively, pledged by it under the name of such Loan Party, (ii) such Loan Party is not infringing upon any Copyright, Patent or Trademark of any other person other than such infringement that, individually or in the aggregate, would not (or would not reasonably be expected to) result in a Material Adverse Effect on the value or utility of the Intellectual Property or any portion thereof material to the use and operation of the Collateral and
(iii) no proceedings have been instituted or are pending against such Loan Party or threatened, and no claim against such Loan Party has been received by such Loan Party, alleging any such violation.

     SECTION 3.08. Condition and Maintenance of Equipment. The Equipment of each Company is in good repair, working order and condition, reasonable wear and tear excepted. Each Company shall cause the Equipment to be maintained and preserved in good repair, working order and condition, reasonable wear and tear excepted, and shall as quickly as commercially practicable make or cause to be made all repairs, replacements and other improvements which are necessary in the conduct of each Company's business.

     SECTION 3.09. Equity Interests and Subsidiaries. (a) Schedule 3.09(a) sets forth a list of (i) all the Subsidiaries of Borrower and their jurisdiction of organization as of the Closing Date and (ii) the number of shares of each class of its Equity Interests authorized, and the number outstanding, on the Closing Date and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the Closing Date. All Equity Interests of each Company (other than Holdings) are duly and validly issued and are fully paid and non-assessable and are owned by Holdings or Borrower, directly or indirectly through Wholly Owned Subsidiaries, and all Equity Interests of Borrower are owned directly by Holdings. Each Loan Party is the record and beneficial owner of, and has good and marketable title to, the Equity Interests pledged by it under any Security Agreement, free of any and all Liens, rights or claims of other persons, except the security interest created by the Security Agreements, and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any such Equity Interests.

     (b) No consent of any person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent in any Equity Interests pledged to the Collateral Agent for the benefit of the Secured Parties under the Security Agreements or the exercise by the Collateral Agent of the voting or other rights provided for in the Security Agreements or the exercise of remedies in respect thereof.

     (c) An accurate organization chart, showing the ownership structure of Holdings, Borrower and each Subsidiary on the Closing Date, and after giving effect to the Transactions, is set forth on Schedule 3.09(c).

     SECTION 3.10. Litigation; Compliance with Laws. (a) There are no actions, suits or proceedings at law or in equity by or before any Governmental Authority now pending or, to the knowledge of any Company, threatened against or affecting any Company or any business, property or rights of any such person (i) that involve any Loan Document or any of the Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

     (b) Except for matters covered by Section 3.20, no Company or any of its property is in violation of, nor will the continued operation of its property as currently conducted violate, any Requirements of Law (including any zoning or building ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting the Real Property or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

     SECTION 3.11. Agreements. (a) No Company is a party to any agreement or instrument or subject to any corporate or other constitutional restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect.

     (b) No Company is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other agreement or instrument to which it is a party or by which it or any of its property are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

     (c) Schedule 3.11(c) accurately and completely lists all material agreements (other than leases of Real Property set forth on Schedule 3.06(b)) to which any Company is a party which are in effect on the date hereof in connection with the operation of the business conducted thereby and Borrower has delivered to the Administrative Agent complete and correct copies of all such material agreements, including any amendments, supplements or modifications with respect thereto.

     SECTION 3.12. Federal Reserve Regulations. (a) No Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

     (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation T, U or X. The pledge of the Securities Collateral pursuant to the Security Agreements does not violate such regulations.

     SECTION 3.13. Investment Company Act; Public Utility Holding Company Act. No Company is (a) an "investment company" or a company "controlled" by an "investment company," as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, or (b) a "holding company," an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company," as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

     SECTION 3.14. Use of Proceeds. Borrower will used the proceeds of (a) the Revolving Loans in an aggregate amount not to exceed $5.0 million and all of the Term Loans to finance the Transactions (including the working capital purchase price adjustment pursuant to the Acquisition Agreement) and pay related fees and expenses and (b) the Revolving Loans after the Closing Date for general corporate purposes (including to effect Permitted Acquisitions).

     SECTION 3.15. Taxes. Each Company has (a) timely filed or caused to be timely filed all federal Tax Returns and all material, state, local and foreign Tax Returns or materials required to have been filed by it and all such Tax Returns are true and correct in all material respects and has (b) duly and timely paid or caused to be duly and timely paid all Taxes (whether or not shown on any Tax Return) due and payable by it and all assessments received by it, except Taxes (i) that are being contested in good faith by appropriate proceedings and for which such Company shall have set aside on its books adequate reserves in accordance with GAAP or (ii) which could not, individually or in the aggregate, have a Material Adverse Effect; provided that any such contest of Taxes with respect to Collateral shall also satisfy the Contested Collateral Lien Conditions. Each Company has made adequate provision in accordance with GAAP for all Taxes not yet due and payable. Each Company is unaware of any proposed or pending tax assessments, deficiencies or audits that could be reasonably expected to, individually or in the aggregate, result in a Material Adverse Effect.

     SECTION 3.16. No Material Misstatements. No information, report, financial statement, exhibit or schedule furnished by or on behalf of any Company to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto (including the Confidential Information Memorandum), taken as a whole, contained or contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading as of the date such information is dated or certified; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, each Company represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule.

     SECTION 3.17. Labor Matters. As of the date hereof and the Closing Date, there are no strikes, lockouts or slowdowns against any Company pending or, to the knowledge of any Company, threatened. The hours worked by and payments made to employees of any Company have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters in any manner which could reasonably be expected to result in a Material Adverse Effect. All payments due from any Company, or for which any claim may be made against any Company, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Company except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Company is bound.

     SECTION 3.18. Solvency. Immediately after the consummation of the Transactions to occur on the Closing Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of each Loan, (a) the fair value of the assets of each Loan Party (individually and on a consolidated basis with its Subsidiaries) will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party (individually and on a consolidated basis with its Subsidiaries) will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party (individually and on a consolidated basis with its Subsidiaries) will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party (individually and on a consolidated basis with its Subsidiaries) will not have unreasonably small capital with which to conduct its business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date.

     SECTION 3.19. Employee Benefit Plans. (a) Each Company and each Plan to which any Company contributes any assets is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in material liability of any Company or the imposition of a Lien on any of the assets of a Company. The present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 the fair market value of the assets of all such underfunded Plans. Using actuarial assumptions and computation methods consistent with subpart 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of each Company or its ERISA Affiliates to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Multiemployer Plan, could not reasonably be expected to result in a Material Adverse Effect.

     (b) To the extent applicable, each Foreign Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authori-ties. No Company has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan.

     SECTION 3.20. Environmental Matters. (a) Except as set forth in Schedule
3.20 and except as, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect:

          (1) The Companies and their businesses, operations and Real Property are and in the last six years have been in compliance with, and the Companies have no liability under, Environmental Law;

          (2) The Companies have obtained all Environmental Permits required for the conduct of their businesses and operations, and the ownership, operation and use of their assets, under Environmental Law, all such Environmental Permits are valid and in good standing and, under the currently effective business plan of the Companies, no expenditures or operational adjustments will be required in order to renew or modify such Environmental Permits during the next five years;

          (3) There has been no Release or threatened Release of Hazardous Material on, at, under or from any Real Property or facility presently or formerly owned, leased or operated by the Companies or their predecessors in interest that could result in liability by the Companies under Environmental Law;

          (4) There is no Environmental Claim pending or, to the knowledge of the Companies, threatened against the Companies, or relating to the Real Property currently or formerly owned, leased or operated by the Companies or relating to the operations of the Companies, and there are no actions, activities, circumstances, conditions, events or incidents that could form the basis of such an Environmental Claim; and

          (5) No person with an indemnity or contribution obligation to the Companies relating to compliance with or liability under Environmental Law is in default with respect to such obligation.

     (b) Except as set forth in Schedule 3.20:

          (1) No Company is obligated to perform any action or otherwise incur any material expense under Environmental Law pursuant to any order, decree, judgment or agreement by which it is bound or has assumed by contract or agreement, and no Company is conducting or financing any material Response pursuant to any Environmental Law with respect to any Real Property or any other location;

          (2) No Real Property or facility owned, operated or leased by the Companies and, to the knowledge of the Companies, no Real Property or facility formerly owned, operated or leased by the Companies or any of their predecessors in interest is (i) listed or proposed for listing on the National Priorities List promulgated pursuant to CERCLA or (ii) listed on the Comprehensive Environmental Response, Compensation and Liability Information System promulgated pursuant to CERCLA or (iii) included on any similar list maintained by any Governmental Authority including, without limitation, any such list relating to petroleum;

          (3) No Lien has been recorded or, to the knowledge of any Company, threatened under any Environmental Law with respect to any Real Property or assets of the Companies;

          (4) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not require any notification, registration, filing, reporting, disclosure, investigation, remediation or cleanup pursuant to any Governmental Real Property Disclosure Requirements or any other Environmental Law; and

          (5) The Companies have made available to Lenders all material records and files in the possession, custody or control of, or otherwise reasonably available to, the Companies concerning compliance with or liability under Environmental Law including, without limitation, those concerning the existence of Hazardous Material at real property or facilities currently or formerly owned, operated, leased or used by the Companies.

     SECTION 3.21. Insurance. Schedule 3.21 sets forth a true, complete and correct description of all insurance maintained by each Company as of the Closing Date. All insurance maintained by the Companies is in full force and effect, all premiums have been duly paid, the Loan Parties have not received notice of violation or cancellation thereof, the Premises, and the use, occupancy and operation thereof, comply in all material respects with all Insurance Requirements and there exists no default under any Insurance Requirement. Each Company has insurance in such amounts and covering such risks and liabilities as are customary for companies of a similar size engaged in similar businesses in similar locations.

     SECTION 3.22. Security Documents. (a) The Security Agreements are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties, legal, valid and enforceable security interests in and Liens on the Security Agreement Collateral and (i) when financing statements and other filings in appropriate form are filed in the offices specified on Schedule 7 to the Perfection Certificate and (ii) upon the taking of possession or control by the Collateral Agent of the Security Agreement Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent possession or control by the Collateral Agent is required by the Security Agreements), the Liens created by the Security Agreements shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the grantors thereunder in the Security Agreement Collateral other than Intellectual Property (as defined in the U.S. Security Agreement), in each case subject to no Liens other than Permitted Collateral Liens.

     (b) When the U.S. Security Agreement or a short form thereof is filed in the United States Patent and Trademark Office and the United States Copyright Office, the Lien created by the U.S. Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the Intellectual Property (as defined in such Security Agreement), in each case subject to no Liens other than Permitted Collateral Liens.

     (c) Each Mortgage executed and delivered as of the Closing Date is, or, to the extent any Mortgage is duly executed and delivered thereafter by the relevant Loan Party, will be, effective to create, in favor of the Collateral Agent, for its benefit and the benefit of the Secured Parties, subject only to Permitted Collateral Liens or other Liens acceptable to the Collateral Agent, a legal, valid and enforceable first priority Lien on and security interest in all of the Loan Parties' right, title and interest in and to the Mortgaged Properties thereunder and the proceeds thereof, and when the Mortgages are filed in the offices specified on Schedule 1.01(a) (or, in the case of any Mortgage executed and delivered after the date thereof in accordance with the provisions of Sections 5.10 and 5.11, when such Mortgage is filed in the offices specified in the local counsel opinion delivered with respect thereto in accordance with the provisions of Sections 5.10 and 5.11), the Mortgages shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any other person, other than Permitted Collateral Liens or other Liens acceptable to the Collateral Agent.

     (d) Each Security Document delivered pursuant to Sections 5.10 and 5.11 will, upon execution and delivery thereof, be effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in and Lien on all of the Loan Parties' right, title and interest in and to the Collateral thereunder, and when all appropriate filings or recordings are made in the appropriate offices as may be required under applicable law, such Security Document will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral, in each case subject to no Liens other than the applicable Permitted Collateral Liens.

     SECTION 3.23. Acquisition Documents; Representations and Warranties in Agreement. (a) Schedule 3.23 lists (i) each agreement relating to the Equity Financing, the Rollover Equity, the Buller Investment and the Buller Employment,
(ii) each exhibit, schedule, annex or other attachment to the Acquisition Agreement or any agreement referred to in clause (i) and (iii) each material agreement, certificate, instrument, letter or other document contemplated by the Acquisition Agreement or any item referred to in clause (i) or (ii) to be entered into, executed or delivered or to become effective in connection with the Acquisition. The Lenders have been furnished true and complete copies of each Acquisition Document to the extent executed and delivered on or prior to the Closing Date.

     (b) All representations and warranties of each Company set forth in the Acquisition Agreement were true and correct in all material respects as of the time such representations and warranties were made and shall be true and correct in all material respects as of the Closing Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

     SECTION 3.24. Subordination of Senior Subordinated Notes. The Obligations are "Senior Debt," the Guaranteed Obligations are "Guarantor Senior Debt" and the Obligations and Guaranteed Obligations are "Designated Senior Debt," in each case, within the meaning of the Senior Subordinated Note Documents.

                                   ARTICLE IV

                         CONDITIONS TO CREDIT EXTENSIONS

     SECTION 4.01. Conditions to Initial Credit Extension. The obligation of each Lender and, if applicable, each Issuing Bank to fund the initial Credit Extension requested to be made by it shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 4.01.

          (a) Loan Documents. All legal matters incident to this Agreement, the Credit Extensions hereunder and the other Loan Documents shall be satisfactory to the Lenders, to the Issuing Bank and to the Administrative Agent and there shall have been delivered to the Administrative Agent an executed counterpart of each of the Loan Documents, including this Agreement, the Security Agreements, each Mortgage, the Perfection Certificate and each other applicable Loan Document.

          (b) Corporate Documents. The Administrative Agent shall have received:

               (i) a certificate of the secretary or assistant secretary of each Loan Party dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of each Organizational Document of such Loan Party, certified (to the extent appli-cable) as of a recent date by the Secretary of State of the state of its organization, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party (together with a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate in this clause (i);

               (ii) a certificate as to the good standing of each Loan Party (in so-called "long form," if available) as of a recent date, from such Secretary of State; and

               (iii) such other documents as the Lenders, the Issuing Bank or the Administrative Agent may reasonably request.

          (c) Officers' Certificate. The Administrative Agent shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of Borrower, confirming compliance with the conditions precedent set forth in this Section 4.01 and paragraphs (b), (c) and (d) of Section 4.02.

          (d) Financings and Other Transactions, Etc. (i) The Transactions shall have been consummated or shall be consummated simultaneously on the Closing Date, in each case in all material respects in accordance with the terms hereof and the terms of the Transaction Documents, without the waiver or amendment of any such terms not approved by the Administrative Agent and the Arranger other than any waiver or amendment thereof that is not materially adverse to the interests of the Lenders.

          (ii) Borrower shall have received not less than $150 million in gross proceeds from the issuance and sale of the Senior Subordinated Notes, and the Senior Subordinated Note Agreement shall be in form and substance reasonably satisfactory to the Lenders and the Senior Subordinated Note Documents shall be certified by Borrower's chief financial officer as current.

          (iii) The Equity Financing shall have been consummated. The terms of the Equity Financing and the Rollover Equity shall not require any payments or other distributions of cash or property in respect thereof, or any purchases, redemptions or other acquisitions thereof for cash or property, prior to the payment in full of all obligations under the Loan Documents, except as permitted by the Loan Documents.

          (iv) The Buller Investment shall have been consummated in accordance with the Acquisition Documents, without any amendment or waiver thereof (other than any waiver or amendment thereof that is not adverse to the Lenders).

          (v) The Winnipeg Contribution shall have been consummated in accordance with the Acquisition Documents, without any amendment or waiver thereof (other than any waiver or amendment thereof that is not adverse to the Lenders).

          (vi) The Buller Employment shall have become effective in accordance with the Acquisition Documents, without any amendment or waiver thereof (other than any waiver or amendment thereof that is not adverse to the Lenders).

          (vii) The Refinancing shall have been consummated in full to the satisfaction of the Lenders with all liens in favor of the existing lenders being unconditionally released; the Administrative Agent shall have received a "pay-off" letter with respect to all debt being refinanced in the Refinancing; the Administrative Agent shall have received from any person holding any Lien securing any such debt, such UCC termination statements, mortgage releases, releases of assignments of leases and rents and other instruments, in each case in proper form for recording, as the Administrative Agent shall have reasonably requested to release and terminate of record the Liens securing such debt.

          (viii) Borrower shall be the sole direct Subsidiary of Holdings, owning directly or indirectly all of the equity of Holdings' Subsidiaries (other than Borrower), on terms and conditions satisfactory to the Lenders.

          (e) Indebtedness and Minority Interests. After giving effect to the Transactions and the other transactions contemplated hereby, (x) neither Borrower nor any of its Subsidiaries shall have outstanding any Indebtedness, preferred stock or minority interests other than (i) the Loans and Credit Extensions hereunder, (ii) the Senior Subordinated Notes and (iii) Indebtedness owed to Borrower or any Guarantor and (y) Holdings shall have no Indebtedness or Disqualified Capital Stock outstanding.

          (f) Opinions of Counsel. The Administrative Agent shall have received, on behalf of itself, the other Agents, the Arranger, the Lenders and the Issuing Bank, a favorable written opinion of Ropes & Gray LLP, special counsel for the Loan Parties, substantially in the form attached as Exhibit K-1, and each local and Canadian counsel listed on Schedule 4.01(f), substantially to the effect set forth in Exhibit K-2, in each case (A) dated the Closing Date, (B) addressed to the Agents, the Issuing Bank and the Lenders and (C) covering such other matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, and (iii) a copy of each legal opinion delivered under the other Transaction Documents, and Borrower shall use its best efforts to deliver reliance letters from the party delivering such opinion authorizing the Agents, Lenders and the Issuing Bank to rely thereon as if such opinion were addressed to them.

          (g) Solvency Certificate. The Administrative Agent shall have received a solvency certificate in the form of Exhibit M, dated the Closing Date and signed by the chief financial officer of Borrower.

          (h) Requirements of Law. The Lenders shall be satisfied that the Transactions shall be in full compliance with all material Requirements of Law, including without limitation Regulations T, U and X of the Board. The Lenders shall have received satisfactory evidence of compliance with all applicable Requirements of Law, including all Environmental Laws.

          (i) Consents. The Lenders shall be satisfied that all requisite Governmental Authorities and third parties shall have approved or consented to the Transactions, and there shall be no governmental or judicial action, actual or threatened, that has or would have, singly or in the aggregate, a reasonable likelihood of restraining, preventing or imposing burdensome conditions on the Transactions or the other transactions contemplated hereby.

          (j) Litigation. There shall be no litigation, public or private, or administrative proceedings, governmental investigation or other legal or regulatory developments, actual or threatened, that, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or could materially and adversely affect the ability of Holdings, Borrower and the

     Subsidiaries to fully and timely perform their respective obligations under the Transaction Documents, or the ability of the parties to consummate the financings contemplated hereby or the other Transactions.

          (k) Sources and Uses. The sources and uses of the Loans shall be as set forth in Section 3.14.

          (l) Fees. The Arranger and Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including the reasonable legal fees and expenses of Cahill Gordon & Reindel LLP, special counsel to the Agents, and the fees and expenses of any local counsel, appraisers, consultants and other advisors) required to be reimbursed or paid by Borrower hereunder or under any other Loan Document.

          (m) Personal Property Requirements. The Collateral Agent shall have received:

               (i) all certificates, agreements or instruments representing or evidencing the Securities Collateral accompanied by instruments of transfer and stock powers endorsed in blank;

               (ii) Intercompany Notes executed by and among Holdings and each of its Subsidiaries, accompanied by instruments of transfer endorsed in blank;

               (iii) all other certificates, agreements, including control agreements, or instruments necessary to perfect the Collateral Agent's security interest in all Chattel Paper, all Instruments, all Deposit Accounts and all Investment Property (as each such term is defined in the Security Agreements and to the extent required by Section 3.3 of the Security Agreements) of each Loan Party;

               (iv) UCC financing statements in appropriate form for filing under the UCC, filings with the United States Patent, Trademark and Copyright offices and such other documents under applicable Requirements of Law in each jurisdiction as may be necessary to perfect the Liens created, or purported to be created, by the Security Documents and, with respect to all UCC financing statements required to be filed pursuant to the Loan Documents, evidence satisfactory to the Administrative Agent that Borrower has retained, at its sole cost and expense, a service provider acceptable to the Administrative Agent for the tracking of all such financing statements and notification to the Administrative Agent, of, among other things, the upcoming lapse or expiration thereof;

               (v) certified copies of UCC, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents that name any Loan Party as debtor and that are filed in those state and county jurisdictions in which any property of any Loan Party is located and the state and county jurisdictions in which any Loan Party is organized or maintains its principal place of business and such other searches that are necessary in the reasonable judgment of the Collateral Agent, none of which encumber the Collateral covered or intended to be covered by the Security Documents (other than Permitted Collateral Liens or any other Liens acceptable to the Collateral Agent);

               (vi) with respect to each Real Property set forth on Schedule 4.01(m)(vi), a Landlord Access Agreement, to the extent obtained by the Loan Party that is the lessee thereof after using all commercially reasonable efforts to do so; and

               (vii) evidence acceptable to the Collateral Agent of payment by the Loan Parties of all applicable recording taxes, fees, charges, costs and expenses required for the recording of the Security Documents.

          (n) Real Property Requirements. The Collateral Agent shall have received:

               (i) a Mortgage encumbering each Mortgaged Property in favor of the Collateral Agent, for the benefit of the Secured Parties, duly executed and acknowledged by each Loan Party that is the owner of or holder of any interest in such Mortgaged Property, and otherwise in form for recording in the recording office of each political subdivision where each such Mortgaged Property is situated, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof to create a lien under applicable law, and such UCC financing statements, all of which shall be in form and substance reasonably satisfactory to Collateral Agent, and any other instruments necessary to grant a mortgage lien under the laws of any applicable jurisdiction;

               (ii) with respect to each Mortgaged Property, such consents, approvals, amendments, supplements, estoppels, tenant subordination agreements or other instruments as necessary or required to consummate the Transactions or as shall reasonably be deemed necessary by the Collateral Agent in order for the owner or holder of the fee or leasehold interest constituting such Mortgaged Property to grant the Lien contemplated by the Mortgage with respect to such Mortgaged Property;

               (iii) with respect to each Mortgage, a policy (or commitment to issue a policy) of title insurance insuring (or committing to insure) the Lien of such Mortgage as a valid first mortgage Lien on the Mortgaged Property and fixtures described therein in the amount set forth on Schedule 4.01(n)(iii) hereto with respect to such Mortgaged Property 115% of the fair market value of such Mortgaged Property which policy (or commitment) (each, a "Title Policy") shall (A) be issued by the Title Company, (B) to the extent necessary, include such reinsurance arrangements (with provisions for direct access, if necessary) as shall be reasonably acceptable to the Collateral Agent,
          (C) contain a "tie-in" or "cluster" endorsement (if available under applicable law) (i.e., policies which insure against losses regardless of location or allocated value of the insured property up to a stated maximum coverage amount), (D) have been supplemented by such endorsements (or where such endorsements are not available, opinions of special counsel, architects or other professionals reasonably acceptable to the Collateral Agent to the extent that such opinions can be obtained at a cost which is reasonable with respect to the value of the Mortgaged Property subject to such Mortgage) as shall be reasonably requested by the Collateral Agent (including, without limitation, endorsements on matters relating to usury, first loss, last dollar, zoning, contiguity, revolving credit, doing business, non-imputation, public road access, survey, variable rate, environmental lien and so-called comprehensive coverage over covenants and restrictions), and (E) contain no exceptions to title other than exceptions acceptable to the Collateral Agent;

               (iv) with respect to each Mortgaged Property, such affidavits, certificates, information (including financial data) and instruments of indemnification (including, with-out limitation, a so-called "gap" indemnification) as shall be required to induce the Title Company to issue the Title Policy/ies (or commitment) and endorsements contemplated in subparagraph (iii) above;

               (v) evidence reasonably acceptable to the Collateral Agent of payment by Borrower of all Title Policy premiums, search and examination charges, and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages and issuance of the Title Policies referred to subparagraph
          (iii) above;

               (vi) with respect to each Real Property or Mortgaged Property, copies of all Leases in which Borrower or any Subsidiary holds the lessor's interest or other agreements relating to possessory interests, if any. To the extent any of the foregoing affect any Mortgaged Property, such agreement shall be subordinate to the Lien of the Mortgage to be recorded against such Mortgaged Property, either expressly by its terms or pursuant to a subordination, non-disturbance and attornment agreement, and shall otherwise be acceptable to the Collateral Agent;

               (vii) with respect to each Mortgaged Property, Borrower and each Subsidiary shall have made all notifications, registrations and filings, to the extent required by, and in accordance with, all Governmental Real Property Disclosure Requirements applicable to such Mortgaged Property; and

               (viii) Surveys with respect to each Mortgaged Property.

          (o) Insurance. The Administrative Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies required by
     Section 5.04 and the applicable provisions of the Security Documents, each of which shall be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable or mortgagee endorsement (as applicable) and to name the Collateral Agent, on behalf of the Secured Parties, as additional insured, in form and substance satisfactory to the Administrative Agent.

     SECTION 4.02. Conditions to All Credit Extensions. The obligation of each Lender and each Issuing Bank to make any Credit Extension (including the initial Credit Extension) shall be subject to, and to the satisfaction of, each of the conditions precedent set forth below.

          (a) Notice. The Administrative Agent shall have received a Borrowing Request as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.03) if Loans are being requested or, in the case of the issuance, amendment, extension or renewal of a Letter of Credit, the Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance, amendment, extension or renewal of such Letter of Credit as required by Section 2.18(b) or, in the case of the Borrowing of a Swingline Loan, the Swingline Lender and the Administrative Agent shall have received a notice requesting such Swingline Loan as required by Section 2.17(b).

          (b) No Default. Each of Borrower and each other Loan Party shall be in compliance in all material respects with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and, at the time of and immediately after such Credit Extension, no Default shall have occurred and be continuing on such date or after giving effect to the Credit Extension requested to be made on such date.

          (c) Representations and Warranties. Each of the representations and warranties made by any Loan Party set forth in Article III hereof or in any other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to "materiality" or "Material Adverse Effect" shall be true and correct in all respects) on and as of the date of such Credit Extension with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

          (d) No Material Adverse Effect. There has been no event, condition and/or contingency that has had or is reasonable likely to have a Material Adverse Effect.

          (e) No Legal Bar. No order, judgment or decree of any Governmental Authority shall purport to restrain any Lender from making any Loans to be made by it. No injunction or other restraining order shall have been issued, shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the making of Loans hereunder.

     Each of the delivery of a Borrowing Request or notice requesting the issuance, amendment, extension or renewal of a Letter of Credit and the acceptance by Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by Borrower and each other Loan Party that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the conditions contained in this Section 4.02 have been satisfied.

                                   ARTICLE V

                              AFFIRMATIVE COVENANTS

     Each Loan Party covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of Credit have been canceled or have expired or been fully cash collateralized and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, each Loan Party will, and will cause each of its Subsidiaries to:

     SECTION 5.01. Financial Statements, Reports, etc. In the case of Holdings and Borrower, furnish to the Administrative Agent (with a copy for each Lender):

          (a) Annual Reports. Within 90 days after the end of each fiscal year (but no later than the date on which Holdings or Borrower would be required to file a Form 10-K under the Exchange Act if it were subject to Section 15 and 13(d) of the Exchange Act), (i) the condensed balance sheet of Holdings (parent company only) as of the end of such fiscal year, prepared in accordance with Rule 12-04 of Regulation S-X (and any other financial statements of Holdings for such fiscal year delivered to any direct or indirect equity holder thereof pursuant to the LP Agreement), (ii) the consolidated balance sheet of Borrower and its Subsidiaries as of the end of such fiscal year and related consolidated statements of income, cash flows and members' equity for such fiscal year, in comparative form with such financial statements as of the end of, and for, the preceding fiscal year, and notes thereto, all prepared in accordance with Regulation S-X and accompanied by an opinion of PricewaterhouseCoopers LLP or other independent public account-ants of recognized national standing reasonably satisfactory to the Administrative Agent (which opinion shall not be qualified as to scope or contain any going concern or other qualification), stating that such financial statements fairly present, in all material respects, the consolidated financial condition, results of operations, cash flows and changes in members' equity of Borrower and its Subsidiaries as of such dates and for such periods in accordance with GAAP consistently applied,
     (iii) a management report in a form reasonably satisfactory to the Administrative Agent setting forth results of operations and cash flows of Borrower and its Subsidiaries as of the end of and for such fiscal year, as compared to budgeted amounts and (iv) a management's discussion and analysis of the financial condition and results of operations for such fiscal year, as compared to the previous fiscal year;

          (b) Quarterly Reports. Within 45 days (or, with respect to the fiscal quarter ended September 30, 2003, within 45 days of the Closing Date) after the end of each of the first three fiscal quarters of each fiscal year (but no later than the date on which Holdings or Borrower would be required to file a Form 10-Q under the Exchange Act if it were subject to Section 15 and 13(d) of the Exchange Act), (i) the condensed balance sheet of Holdings (parent company only) as of the end of such fiscal quarter, prepared in accordance with Rule 12-04 of Regulation S-X (and any other financial statements of Holdings for such fiscal quarter delivered to any direct or indirect equity holder thereof pursuant to the LP Agreement), (ii) the consolidated balance sheet of Borrower and its Subsidiaries as of the end of such fiscal quarter and related consolidated statements of income and cash flows for such fiscal quarter and for the then elapsed portion of the fiscal year, in comparative form with the consolidated statements of income and cash flows for the comparable periods in the previous fiscal year, and notes thereto, all prepared in accordance with Regulation S-X and accompanied by a certificate of a Financial Officer stating that such financial statements fairly present, in all material respects, the consolidated financial condition, results of operations and cash flows of Borrower and its Subsidiaries as of such date and for such periods in accordance with GAAP consistently applied, and on a basis consistent with the financial statements referred to in clause (a)(ii) of this Section 5.01, subject to normal year-end audit adjustments and the absence of footnotes, (iii) a management report in a form reasonably satisfactory to the Administrative Agent setting forth results of operations and cash flows of Borrower and its Subsidiaries as of the end of and for such fiscal quarter and for the then elapsed portion of the fiscal year, as compared to budgeted amounts and (iv) a management's discussion and analysis of the financial condition and results of operations for such fiscal quarter and the then elapsed portion of the fiscal year, as compared to the comparable periods in the previous fiscal year;

          (c) Financial Officer's Certificate. (i) Concurrently with any delivery of financial statements under paragraphs (a) or (b) above, a Compliance Certificate certifying that no Default has occurred or, if such a Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto; (ii) concurrently with any delivery of financial statements under subparagraph
     (a) or (b) above, a Compliance Certificate setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with Sections 6.05(f) and 6.08 (including the aggregate amount of Excluded Issuances for such period and the uses therefor) and, in the case of paragraph (a) above, setting forth Borrower's calculation of Excess Cash Flow; and (iii) in the case of paragraph (a) above, a report of the accounting firm opining on or certifying such financial statements stating that, while such audit was conducted with respect to accounting matters and was not specifically directed at determining the existence of a Default, in the course of its regular audit of the financial statements of Holdings and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge that any Default has occurred or, if in the opinion of such accounting firm such a Default has occurred, specifying the nature and extent thereof;

          (d) Financial Officer's Certificate Regarding Collateral. Concurrently with any delivery of financial statements under paragraph (a) above, a certificate of a Financial Officer setting forth the information required pursuant to the Perfection Certificate Supplement or confirming that there has been no change in such information since the date of the Perfection Certificate or latest Perfection Certificate Supplement;

          (e) Public Reports. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Company with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed to holders of its Indebtedness pursuant to the terms of the documentation governing such Indebtedness (or any trustee, agent or other representative therefor), as the case may be;

          (f) Management Letters. Promptly after the receipt thereof by any Company, a copy of any "management letter" received by any such person from its certified public accountants and the management's responses thereto;

          (g) Budgets. No later than 30 days after the first day of each fiscal year of Borrower, a consolidated budget in form reasonably satisfactory to the Administrative Agent (including sources and uses of cash and balance sheets) prepared by Borrower for (i) each fiscal quarter of such fiscal year prepared in detail and (ii) each of the five years immediately following such fiscal year prepared in summary form, in each case, of Borrower and its Subsidiaries, with appropriate presentation and discussion of the principal assumptions upon which such budgets are based, accompanied by the statement of a Financial Officer of Borrower to the effect that the budget of Borrower is a reasonable estimate for the period covered thereby;

          (h) Annual Meetings with Lenders. Within 120 days after the close of each fiscal year of Holdings, Holdings and Borrower shall, at the request of the Administrative Agent or Required Lenders, hold a meeting (at a mutually agreeable location and time) with all Lenders who choose to attend such meeting at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of the Companies and the budgets presented for the current fiscal year of the Companies; and

          (i) Other Information. Promptly, from time to time, such other information regarding the operations, business affairs and financial condition of any Company, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

     SECTION 5.02. Litigation and Other Notices. Furnish to the Administrative Agent and each Lender prompt written notice of the following (after the same shall have come to the attention of a Responsible Officer):

          (a) any Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

          (b) the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity by or before any Governmental Authority, (i) against any Company or any Affiliate thereof that could reasonably be expected to result in a Material Adverse Effect or (ii) with respect to any Loan Document;

          (c) any development that has resulted in, or could reasonably be expected to result in a Material Adverse Effect;

          (d) the occurrence of a Casualty Event; and

          (e) the incurrence of any material Lien (other than a Permitted Collateral Lien) on any of the Collateral.

     SECTION 5.03. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05 or, in the case of any Subsidiary, where the failure to perform such obligations, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply with all applicable Requirements of Law (including any and all zoning, building, Environmental Law, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting the Real Property) and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; pay and perform its obligations under all Leases and Acquisition Documents, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times; provided that nothing in this Section 5.03(b) shall prevent (i) sales of assets, consolidations or mergers by or involving any Company in accordance with Section 6.05; (ii) the withdrawal by any Company of its qualification as a foreign corporation in any jurisdiction where such withdrawal, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; or (iii) the abandonment by any Company of any rights, franchises, licenses, trademarks, trade names, copyrights or patents that such person reasonably determines are not useful to its business.

     SECTION 5.04. Insurance. (a) Keep its insurable property adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including insurance with respect to Mortgaged Properties and other properties material to the business of the Loan Parties and their respective Subsidiaries against such casualties and contingencies and of such types and in such amounts with such deductibles as is customary in the case of similar businesses operating in the same or similar locations (including, without limitation, (i) physical hazard insurance on an "all risk" basis, (ii) commercial general liability against claims for bodily injury, death or property damage covering any and all insurable claims, (iii) explosion insurance in respect of any boilers, machinery or similar apparatus constituting Collateral, (iv) business interruption insurance, (v) worker's compensation insurance as may be required by any Requirement of Law and (vi) such other insurance against risks as the Administrative Agent may from time to time require); maintain such other insurance as may be required by law (such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent and the Collateral Agent); and with respect to physical hazard insurance neither Collateral Agent nor the Borrower (or the applicable Loan Party) shall agree to the adjustment of any claim thereunder without the consent of the other (such consent not to be unreasonably withheld or delayed, and such consent of Borrower (or the applicable Loan Party) not to be required following the occurrence and during the continuance of an Event of Default).

     (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof, (ii) name the Collateral Agent as mortgagee (in the case of property insurance) or additional insured on behalf of the Secured Parties (in the case of liability insurance) or loss payee (in the case of property insurance), as applicable, (iii) if reasonably requested by the Collateral Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Collateral Agent.

     (c) Notify the Administrative Agent and the Collateral Agent immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 5.04 is taken out by any Company; and promptly deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies.

     (d) With respect to each Mortgaged Property, obtain flood insurance in such total amount as the Administrative Agent or the Required Lenders may from time to time require, if at any time the area in which any improvements located on any Mortgaged Property is designated a "flood hazard area" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended from time to time.

     (e) Deliver to the Administrative Agent and the Collateral Agent and the Lenders a report of a reputable insurance broker with respect to such insurance and such supplemental reports with respect thereto as the Administrative Agent or the Collateral Agent may from time to time reasonably request.

     (f) No Loan Party that is an owner of Mortgaged Property shall take any action that is reasonably likely to be the basis for termination, revocation or denial of any insurance coverage required to be maintained under such Loan Party's respective Mortgage or that could be the basis for a defense to any claim under any Insurance Policy maintained in respect of the Premises, and each Loan Party shall otherwise comply in all material respects with all Insurance Requirements in respect of the Premises; provided, however, that each Loan Party may, at its own expense and after written notice to the Administrative Agent,
(i) contest the applicability or enforceability of any such Insurance Requirements by appropriate legal proceedings, prosecution of which does not constitute a basis for cancellation or revocation of any insurance coverage required under this Section 5.04 or (ii) cause the Insurance Policy containing any such Insurance Requirement to be replaced by a new policy complying with the provisions of this Section 5.04.

     SECTION 5.05. Obligations and Taxes. (a) Pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien other than a Permitted Lien upon such properties or any part thereof; provided that such payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings, the applicable Company shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP, such contest operates to suspend collection of the contested obligation, Tax, assessment or charge and enforcement of a Lien other than a Permitted Lien and, in the case of Collateral, the applicable Company shall have otherwise complied with the Contested Collateral Lien Conditions.

     (b) Timely file all material Tax Returns required to be filed by it.

     SECTION 5.06. Employee Benefits. (a) Comply in all material respects with the applicable provisions of ERISA and the Code and (b) furnish to the Administrative Agent (x) as soon as possible after, and in any event within 10 days after any Responsible Officer of the Companies or their ERISA Affiliates knows that, any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in liability of the Companies or their ERISA Affiliates in an aggregate amount exceeding $1,000,000 or the imposition of a Lien, a statement of a Financial Officer of Holdings setting forth details as to such ERISA Event and the action, if any, that the Companies propose to take with respect thereto, and (y) upon request by the Administrative Agent, copies of: (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by any Company or any ERISA Affiliate with the Internal Revenue Service with respect to each Plan; (ii) the most recent actuarial valuation report for each Plan; (iii) all notices received by any Company or any ERISA Affiliate from a Multiemployer Plan sponsor or any governmental agency concerning an ERISA Event; and (iv) such other documents or governmental reports or filings relating to any Plan (or employee benefit plan sponsored or contributed to by any Company) as the Administrative Agent shall reasonably request.

     SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Keep proper books of record and account in which entries in conformity with GAAP and all Requirements of Law are made of all dealings and transactions in relation to its business and activities. Each Company will permit any representatives designated by the Administrative Agent or any Lender to visit and inspect the financial records and the property of such Company, upon reasonable notice, at reasonable times and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent or any Lender to discuss the affairs, finances and condition of any Company with the officers thereof and independent accountants therefor.

     SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans and request the issuance of Letters of Credit only for the purposes set forth in Section 3.14.

     SECTION 5.09. Compliance with Environmental Laws; Environmental Reports.
(a) Comply, and use commercially reasonably efforts to cause all lessees and other persons occupying Real Property owned, operated or leased by any Company to comply, in all material respects with all Environmental Laws and Environmental Permits applicable to its operations and Real Property; obtain and renew all material Environmental Permits applicable to its operations and Real Property; and conduct any Response in accordance with Environmental Laws; provided that no Company shall be required to undertake any Response to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

     (b) If a Default caused by reason of a breach of Section 3.20 or Section 5.09(a) shall have occurred and be continuing for more than 20 days without the Companies commencing activities reasonably likely to cure such Default, at the written request of the Required Lenders through the Administrative Agent, provide to the Lenders within 45 days after such request, at the expense of Borrower, an environmental assessment report regarding the matters which are the subject of such Default, including where appropriate, any soil and/or groundwater sampling, prepared by an environmental consulting firm and in the form and substance reasonably acceptable to the Administrative Agent and indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance or Response to address them.

     (c) Each Loan Party that is an owner of Mortgaged Property shall not install nor permit to be installed in the Mortgaged Property any Hazardous Materials, other than in compliance with applicable Environmental Laws.

     SECTION 5.10. Additional Collateral; Additional Guarantors. (a) Subject to this Section 5.10, with respect to any property acquired after the Closing Date by Borrower or any other Loan Party that is intended to be subject to the Lien created by any of the Security Documents but is not so subject (but, in any event, excluding any property described in Section 5.10(b)) promptly (and in any event within 30 days after the acquisition thereof): (i) execute and deliver to the Administrative Agent and the Collateral Agent such amendments or supplements to the relevant Security Documents or such other documents as the Administrative Agent or the Collateral Agent shall deem necessary to grant to the Collateral Agent, for its benefit and for the benefit of the other Secured Parties, a Lien on such property subject to no Liens other than Permitted Collateral Liens, and
(ii) take all actions necessary to cause such Lien to be duly perfected to the extent required by such Security Document in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent. Borrower shall otherwise take such actions and execute and/or deliver to the Collateral Agent such documents as the Administrative Agent or the Collateral Agent shall require to confirm the validity, perfection and priority of the Lien of the Security Documents against such after-acquired properties or assets.

     (b) With respect to any person that is or becomes a Subsidiary after the Closing Date, promptly (and in any event within 30 days after such person becomes a Subsidiary) (i) deliver to the Collateral Agent the certificates, if any, representing all of the Equity Interests of such Subsidiary, together with undated stock powers or other appropriate instruments of transfer executed and delivered in blank by a duly authorized officer of such Subsidiary's parent, as the case may be; and all intercompany notes owing from such Subsidiary to any Loan Party together with instruments of transfer executed and delivered in blank by a duly authorized officer of such Loan Party and (ii) cause such new Subsidiary (A) to execute a Joinder Agreement or such comparable documentation to become a Subsidiary Guarantor and a joinder agreement to the applicable Security Agreement in the form annexed thereto, and (B) to take all actions necessary or advisable in the opinion of the Administrative Agent or the Collateral Agent to cause the Lien created by the applicable Security Agreement to be duly perfected to the extent required by such agreement in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent or the Collateral Agent. Notwithstanding the foregoing, (1) the Equity Interests required to be delivered to the Collateral Agent pursuant to clause (i) of this Section 5.10(b) shall not include any Equity Interests of a Foreign Subsidiary created or acquired after the Closing Date and (2) no Foreign Subsidiary shall be required to take the actions specified in clause
(ii) of this Section 5.10(b), if, in the case of either clause (1) or (2), doing so would constitute an investment of earnings in United States property under
Section 956 (or a successor provision) of the Code, which investment would or could reasonably be expected to trigger an increase in the net income of a United States shareholder of such Subsidiary pursuant to Section 951 (or a successor provision) of the Code, as reasonably determined in good faith by the Board of Directors of Borrower; provided that this exception shall not apply to
(A) Voting Stock of any Subsidiary which is a first-tier controlled foreign corporation (as defined in Section 957(a) of the Code) representing 66% of the total voting power of all outstanding Voting Stock of such Subsidiary and (B) 100% of the Equity Interests not constituting Voting Stock of any such Subsidiary, except that any such Equity Interests constituting "stock entitled to vote" within the meaning of Treasury Regulation Section 1.956-2(c)(2) shall be treated as Voting Stock for purposes of this Section 5.10(b).

     (c) Each Loan Party will promptly grant to the Collateral Agent, within 60 days of the acquisition thereof, a security interest in and Mortgage on (i) each Real Property owned in fee by such Loan Party as is acquired by such Loan Party after the Closing Date and that, together with any improvements thereon, individually has a fair market value of at least $2,000,000, and (ii) unless the Collateral Agent otherwise consents, each leased Real Property of such Loan Party which lease individually has a fair market value of at least $2,000,000, in each case, as additional security for the Obligations (unless the subject property is already mortgaged to a third party to the extent permitted by
Section 6.02). Such Mortgages
shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and the Collateral Agent and shall constitute valid and enforceable perfected Liens subject only to Permitted Collateral Liens or other Liens acceptable to the Collateral Agent. The Mortgages or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Mortgages and all taxes, fees and other charges payable in connection therewith shall be paid in full. Such Loan Party shall otherwise take such actions and execute and/or deliver to the Collateral Agent such documents as the Administrative Agent or the Collateral Agent shall require to confirm the validity, perfection and priority of the Lien of any existing Mortgage or new Mortgage against such after-acquired Real Property (including, without limitation, a Title Policy, a Survey and local counsel opinion (in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent) in respect of such Mortgage).

     SECTION 5.11. Security Interests; Further Assurances. Promptly, upon the reasonable request of the Administrative Agent or the Collateral Agent, at Borrower's expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise deemed by the Administrative Agent or the Collateral Agent reasonably necessary for the continued validity, perfection and priority of the Liens on the Collateral covered thereby superior to and prior to the rights of all third persons other than the holders of Permitted Collateral Liens and subject to no other Liens except as permitted by the applicable Security Document, or obtain any consents as may be necessary in connection therewith. Deliver or cause to be delivered to the Administrative Agent and the Collateral Agent from time to time such other documentation, consents, authorizations, approvals and orders in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent as the Administrative Agent and the Collateral Agent shall reasonably deem necessary to perfect or maintain the Liens on the Collateral pursuant to the Security Documents. Upon the exercise by the Administrative Agent, the Collateral Agent or any Lender of any power, right, privilege or remedy pursuant to any Loan Document which requires any consent, approval, registration, qualification or authorization of any Governmental Authority, execute and deliver all applications, certifications, instruments and other documents and papers that the Administrative Agent, the Collateral Agent or such Lender may so require. If the Administrative Agent, the Collateral Agent or the Required Lenders determine that they are required by law or regulation to have appraisals prepared in respect of the Real Property of any Loan Party constituting Collateral, Borrower shall provide to the Administrative Agent appraisals that satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of FIRREA and are otherwise in form and substance satisfactory to the Administrative Agent and the Collateral Agent.

     SECTION 5.12. Information Regarding Collateral. (a) With respect to any change (i) in any Loan Party's legal name, (ii) in the location of any Loan Party's chief executive office, (ii) in any Loan Party's identity or organizational structure, (iii) in any Loan Party's Federal Taxpayer Identification Number or organizational identification number, if any or (iv) in any Loan Party's jurisdiction of organization (in each case, including, without limitation, by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), such Loan Party shall not effect such change until (A) it shall have given the Collateral Agent and the Administrative Agent not less than 30 days' prior written notice (in the form of an Officers' Certificate), or such lesser notice period agreed to by the Collateral Agent, of its intention so to do, clearly describing such change and providing such other information in connection therewith as the Collateral Agent or the Administrative Agent may reasonably request and (B) with respect to such change, such Loan Party shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the perfection and priority of the security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral, if applicable. Each Loan Party agrees to promptly provide the Collateral Agent with certified Organizational Documents reflecting any of the changes described in the preceding sentence. Upon the request of the Collateral Agent, but, unless a Default has occurred and is continuing, not more often than once every three months, such Loan Party also agrees to promptly notify the Collateral Agent of any change in the location of any office in which it maintains material books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it (including the establishment of any such new office or facility), other than changes in location to a Mortgaged Property or a leased property subject to a Landlord Access Agreement. Borrower also agrees promptly to notify the Administrative Agent and the Collateral Agent if any material portion of the Collateral is subject to a Casualty Event.

     (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.01(a), deliver to the Administrative Agent and the Collateral Agent a Perfection Certificate Supplement and a certificate of a Financial Officer and the chief legal officer of Borrower certifying that all UCC financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction necessary to protect and perfect the security interests and Liens under the Security Documents for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

                                   ARTICLE VI

                               NEGATIVE COVENANTS

     Each Loan Party covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been canceled or have expired or been fully cash collateralized and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, no Loan Party will, nor will they cause or permit any Subsidiaries to:

     SECTION 6.01. Indebtedness. Incur, create, assume or permit to exist, directly or indirectly, any Indebtedness, except:

          (a) Indebtedness incurred pursuant to this Agreement and the other Loan Documents;

          (b) (i) Indebtedness actually outstanding on the Closing Date and listed on Schedule 6.01(b), (ii) refinancings or renewals thereof; provided that (A) any such refinancing Indebtedness is in an aggregate principal amount not greater than the aggregate principal amount of the Indebtedness being renewed or refinanced, plus the amount of any premiums required to be paid thereon and fees and expenses associated therewith, (B) such refinancing Indebtedness has a later or equal final maturity and longer or equal weighted average life than the Indebtedness being renewed or refinanced and (C) the covenants, events of default, subordination and other provisions thereof (including any guarantees thereof) shall be, in the aggregate, no less favorable to the Lenders than those contained in the Indebtedness being renewed or refinanced and (iii) the Senior Subordinated Notes and Senior Subordinated Note Guarantees (including any notes and guarantees issued in exchange therefor in accordance with the registration rights document entered into in connection with the issuance of the Senior Subordinated Notes and Senior Subordinated Note Guarantees);

          (c) Indebtedness under Hedging Obligations that are designed to protect against fluctuations in interest rates, foreign currency exchange rates or commodity prices or to exchange fixed rate Indebtedness for floating rate Indebtedness, in each case not entered into for speculative purposes; provided that if such Hedging Obligations relate to interest rates, (a) such Hedging Obligations relate to payment obligations on Indebtedness otherwise permitted to be incurred by the Loan Documents and
     (b) the notional principal amount of such Hedging Obligations at the time incurred does not exceed the principal amount of the Indebtedness to which such Hedging Obligations relate;

          (d) intercompany Indebtedness of the Companies outstanding to the extent permitted by Section 6.04(h);

          (e) Indebtedness in respect of Purchase Money Obligations, and refinancings and renewals thereof, in an aggregate amount not to exceed $10.0 million at any time outstanding;

          (f) Indebtedness of Foreign Subsidiaries in an aggregate amount not to exceed $5.0 million at any time outstanding;

          (g) Indebtedness in respect of bid, performance or surety bonds issued for the account of any Company in the ordinary course of business, including guarantees or obligations of any Company with respect to letters of credit supporting such bid, performance or surety obligations (in each case other than for an obligation for money borrowed);

          (h) Contingent Obligations of any Loan Party in respect of Indebtedness otherwise permitted under Section 6.01;

          (i) Capital Lease Obligations resulting from Sale and Leaseback Transactions incurred by any Loan Party in an aggregate amount not to exceed $5.0 million at any time outstanding;

          (j) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five Business Days of incurrence;

          (k) Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business;

          (l) Holdings Employee Notes in an aggregate amount not to exceed $7.5 million at any time outstanding; and

          (m) other Indebtedness of any Company in an aggregate amount not to exceed $15.0 million at any time outstanding; provided that except for up to $10.0 million of Capital Lease Obligations resulting from Sale and Leaseback Transactions, all Indebtedness incurred and outstanding under this Section 6.01(m) shall be unsecured.

     SECTION 6.02. Liens. Create, incur, assume or permit to exist, directly or indirectly, any Lien on any property now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except (the "Permitted Liens"):

          (a) inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or delinquent and Liens for taxes, assessments or governmental charges or levies, which (i) are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, which proceedings (or orders entered in connection with such proceedings) have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien or (ii) in the case of any such charge or claim which has or may become a Lien against any of the Collateral, such Lien and the contest thereof shall satisfy the Contested Collateral Lien Conditions.

          (b) Liens in respect of property of any Company imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's, landlords', workmen's, suppliers', repairmen's and mechanics' Liens and other similar Liens arising in the ordinary course of business, and (i) which do not in the aggregate materially detract from the value of the property of the Companies, taken as a whole, and do not materially impair the use thereof in the operation of the business of the Companies, taken as a whole, (ii) which, if they secure obligations that are then due and unpaid, are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, which proceedings (or orders entered in connection with such proceedings) have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien and (iii) in the case of any such Lien which has or may become a Lien against any of the Collateral, such Lien and the contest thereof shall satisfy the Contested Collateral Lien Conditions.

          (c) any Lien in existence on the Closing Date and set forth on
     Schedule 6.02(c) and any Lien granted as a replacement or substitute therefor; provided that any such replacement or substitute Lien (i) except as permitted by Section 6.01(b)(ii)(A), does not secure an aggregate principal amount of Indebtedness, if any, greater than that secured on the Closing Date and (ii) does not encumber any property other than the property subject thereto on the Closing Date (any such Lien, an "Existing Lien");

          (d) easements, rights-of-way, restrictions (including zoning restrictions), covenants, encroachments, protrusions and other similar charges or encumbrances, and minor title deficiencies on or with respect to any Real Property, in each case whether now or hereafter in existence, not
     (i) securing Indebtedness, (ii) individually or in the aggregate materially impairing the value or marketability of such Real Property and (iii) individually or in the aggregate materially interfering with the conduct of the business of the Companies at such Real Property;

          (e) Liens arising out of judgments or awards not resulting in a Default, in respect of which such Company shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall be secured a subsisting stay of execution pending such appeal or proceedings and, in the case of any such Lien which has or may become a Lien against any of the Collateral, such Lien and the contest thereof shall satisfy the Contested Collateral Lien Conditions; provided that the aggregate amount of all such judgments or awards (and any cash and the fair market value of any property subject to such Liens) does not exceed $2,500,000 at any time outstanding;

          (f) Liens (other than any Lien imposed by ERISA) (i) imposed by law or deposits made in connection therewith in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, (ii) incurred in the ordinary course of business to secure the performance of tenders, statutory obligations (other than excise taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) or (iii) arising by virtue of deposits made in the ordinary course of business to secure liability for premiums to insurance carriers; provided that (w) with respect to clauses (i), (ii) and (iii) of this paragraph (f), such Liens are for amounts not yet due and payable or delinquent or, to the extent such amounts are so due and payable, such amounts are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, which proceedings (or orders entered in connection with such proceedings) have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien, (x) to the extent such Liens are not imposed by law, such Liens shall in no event encumber any property other than cash and Cash Equivalents, (y) in the case of any such Lien against any of the Collateral, such Lien and the contest thereof shall satisfy the Contested Collateral Lien Conditions and (z) the aggregate amount of deposits at any time pursuant to clause (ii) and clause (iii) of this paragraph (f) shall not exceed $3.0 million in the aggregate;

          (g) Leases of the assets or properties of any Company, in each case entered into in the ordinary course of such Company's business, so long as such Leases are subordinate in all respects to the Liens granted and evidenced by the Security Documents and do not, individually or in the aggregate, (i) interfere in any material respect with the ordinary conduct of the business of any Company or (ii) materially impair the use (for its intended purposes) or the value of the property subject thereto;

          (h) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by any Company in the ordinary course of business;

          (i) Liens securing Indebtedness incurred pursuant to Section 6.01(e); provided that (i) the Indebtedness secured by any such Lien (including refinancings thereof) does not exceed 100% of the cost of the property being acquired or leased at the time of the incurrence of such Indebtedness and (ii) any such Liens attach only to the property being financed pursuant to such Indebtedness and do not encumber any other property of any Company;

          (j) rights of setoff and other similar Liens existing solely with respect to cash and cash equivalents on deposit in one or more accounts maintained by any Company, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements; provided that, unless such Liens are non-consensual and arise by operation of law, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness;

          (k) Liens on property of a person existing at the time such person is acquired or merged with or into or consolidated with any Company to the extent permitted hereunder (and not created in anticipation or contemplation thereof); provided that such Liens do not extend to property not subject to such Liens at the time of acquisition (other than improvements thereon) and are no more favorable to the lienholders than such existing Lien;

          (l) Liens securing Indebtedness incurred in reliance on Section 6.01(f); provided that (i) such Liens do not extend to, or encumber, property which constitutes Collateral and (ii) such Liens extend only to the property (or Equity Interests) of the Foreign Subsidiary incurring such Indebtedness;

          (m) Liens granted pursuant to the Security Documents;

          (n) the filing of financing statements solely as a precautionary measure in connection with operating leases or consignment of goods;

          (o) Liens securing Capital Lease Obligations permitted by Section 6.01(i) or (m), so long as such Liens do not extend to property other than the property subject to the Sale and Leaseback Transactions to which such Capital Lease Obligations relate;

          (p) the existence of the "equal and ratable" clause in the Senior Subordinated Note Documents (but not any security interests granted pursuant thereto); and

          (q) Liens incurred in the ordinary course of business of any Company with respect to obligations that do not in the aggregate exceed $1.0 million at any time outstanding, so long as such Liens, to the extent covering any Collateral, are junior to the Liens granted pursuant to the Security Documents;

provided, however, that no consensual Liens shall be permitted to exist, directly or indirectly, on any Securities Collateral, other than Liens granted pursuant to the Security Documents.

     SECTION 6.03. Sale and Leaseback Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a "Sale and Leaseback Transaction") unless
(i) the sale of such property is permitted by Section 6.05 and (ii) any Liens arising in connection with its use of such property are permitted by Section 6.02.

     SECTION 6.04. Investment, Loan and Advances. Directly or indirectly, lend money or credit or make advances to any person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract (all of the foregoing, collectively, "Investments"), except that the following shall be permitted:

          (a) the Companies may consummate the Transactions on the Closing Date in accordance with the provisions of the Transaction Documents;

          (b) Investments outstanding on the Closing Date and identified on
     Schedule 6.04(b);

          (c) the Companies may (i) acquire and hold accounts receivables owing to any of them if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms, (ii) acquire and hold cash and Cash Equivalents, (iii) endorse negotiable instruments for collection in the ordinary course of business or (iv) make lease, utility and other similar deposits in the ordinary course of business;

          (d) Hedging Obligations incurred pursuant to Section 6.01(c);

          (e) loans and advances to directors, employees and officers of Borrower and the Subsidiaries for bona fide business purposes and to purchase Equity Interests of Holdings, not in excess of an aggregate of $2.0 million at any one time outstanding;

          (f) Borrower and the Subsidiaries may sell or transfer accounts to the extent permitted by Section 6.05;

          (g) Borrower may establish (i) Wholly Owned Subsidiaries to the extent permitted by Section 6.12 and (ii) non-Wholly Owned Subsidiaries and/or joint ventures to the extent that Investments in such non-Wholly Owned Subsidiaries and/or joint ventures shall not exceed $10.0 million at any time outstanding, after giving effect to amounts returned to Borrower in cash (including upon disposition);

          (h) Investments (i) by Borrower in any Subsidiary Guarantor, (ii) by any Company in Borrower or any Subsidiary Guarantor, (iii) by a Subsidiary Guarantor in another Subsidiary Guarantor and (iv) by a Subsidiary that is not a Subsidiary Guarantor in any other Subsidiary that is not a Subsidiary Guarantor; provided that any Investment in the form of a loan or advance shall be evidenced by the Intercompany Note and, in the case of a loan by a Loan Party, pledged by such Loan Party as Collateral pursuant to the Security Documents;

          (i) Investments in securities of trade creditors or customers in the ordinary course of business that are received in settlement of bona fide disputes or pursuant to any plan of reorganization or liquidation or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers;

          (j) Investments made by Borrower or any Subsidiary as a result of consideration received in connection with an Asset Sale made in compliance with Section 6.05; and

          (k) Investments in Subsidiaries of Borrower that are not Guarantors in an aggregate amount not to exceed $5.0 million at any time outstanding (with each such Investment being valued as of the date made and without regard to subsequent changes in value).

     SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. Wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, engage in any Asset Sale or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets of any person (or agree to do any of the foregoing at any future time), except that the following shall be permitted:

          (a) Capital Expenditures by Borrower and the Subsidiaries to the extent permitted by Section 6.08(d);

          (b) (i) purchases and other acquisitions of inventory, materials, equipment and intangible assets in the ordinary course of business, (ii) subject to Section 2.10(c), Asset Sales of used, worn out, obsolete or surplus property by any Loan Party in the ordinary course of business and the abandonment or other Asset Sale of Intellectual Property that is, in the reasonable judgment of Borrower, no longer economically practicable to maintain or useful in the conduct of the business of the Companies taken as a whole and (iii) subject to Section 2.10(c), the sale, lease or other disposal of any assets; provided that the aggregate consideration received in respect of all Asset Sales pursuant to this clause (b)(iii) shall not exceed $10.0 million in any four consecutive fiscal quarters of Borrower (notwithstanding the foregoing $10.0 million limitation, Sale and Leaseback Transactions of up to $15.0 million at any time outstanding shall be permitted);

          (c) Investments in compliance with Section 6.04;

          (d) Borrower and the Subsidiaries may lease (as lessee or lessor) real or personal property and may guaranty such lease, in each case, in the ordinary course of business;

          (e) the Transactions as contemplated by the Transaction Documents;

          (f) Borrower and the Subsidiaries may consummate Permitted
     Acquisitions;

          (g) any Company may merge or consolidate with or into Borrower or any Subsidiary Guarantor (as long as Borrower or a Subsidiary Guarantor is the surviving person in such merger or consolidation and remains a Wholly Owned Subsidiary of Holdings); provided that the Lien on and security interest in such property granted or to be granted in favor of the Collateral Agent under the Security Documents shall be maintained or created in accordance with the provisions of Section 5.10 or Section 5.11, as applicable; and

          (h) any Subsidiary may dissolve, liquidate or wind up its affairs at any time; provided that such dissolution, liquidation or winding-up, as applicable, could not reasonably be expected to have a Material Adverse Effect.

To the extent the Required Lenders waive the provisions of this Section 6.05 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 6.05, such Collateral (unless sold to a Company) shall be sold free and clear of the Liens created by the Security Documents, and the Agents shall take all actions deemed appropriate in order to effect the foregoing.

     SECTION 6.06. Dividends. Authorize, declare or pay, directly or indirectly, any Dividends with respect to any Company, except that the following shall be permitted:

          (a) any Subsidiary of Borrower may pay cash Dividends to Borrower or any Guarantor that is a Wholly Owned Subsidiary of Borrower;

          (b) payments to Holdings to permit Holdings, and the subsequent use of such payments by Holdings, to repurchase or redeem Qualified Capital Stock of Holdings held by officers, directors or employees or former officers, directors or employees (or their transferees, estates or beneficiaries under their estates) of any Company, upon their death, disability, retirement, severance or termination of employment or service or pay interest or principal in respect of Holdings Employee Notes; provided that the aggregate cash consideration paid for all such redemptions and payments shall not exceed, in any calendar year the sum of (x) $3.0 million (and up to 50% of such $3 million not used in any calendar year may be carried forward to the next succeeding (but no other) calendar year), plus (y) the amount of any Net Cash Proceeds received by or contributed to Borrower from the issuance and sale since the Issue Date of Qualified Capital Stock of Holdings to officers, directors or employees of Holdings or any of its Subsidiaries that have not been used to make any repurchases, redemptions or payments under this clause (b), plus (z) the net cash proceeds of any "key-man" life insurance policies of Holdings, Borrower or any Subsidiary that have not been used to make any repurchases, redemptions or payments under this clause (b);

          (c) (A) to the extent actually used by Holdings or another direct or indirect parent company of Borrower to pay such taxes, costs and expenses, payments by Borrower to or on behalf of Holdings in an amount sufficient to pay franchise taxes and other fees required to maintain the legal existence of Holdings or another direct or indirect parent corporation of Borrower and (B) payments by Borrower to or on behalf of Holdings in an amount sufficient to pay out-of-pocket legal, accounting and filing costs and other expenses in the nature of overhead in the ordi-nary course of business of Holdings or another direct or indirect parent corporation of Borrower, in the case of clauses (A) and (B) in an aggregate amount not to exceed $750,000 in any calendar year; and

          (d) the making by Borrower of Dividends to Holdings constituting Permitted Tax Distributions, and the subsequent distribution by Holdings of all or a portion thereof to the its direct or indirect equity holders.

     SECTION 6.07. Transactions with Affiliates. Enter into, directly or indirectly, any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of any Company (other than between or among Borrower and one or more Subsidiary Guarantors), other than on terms and conditions at least as favorable to such Company as would reasonably be obtained by such Company at that time in a comparable arm's-length transaction with a person other than an Affiliate, except that the following shall be permitted:

          (a) Dividends may be paid to the extent provided in Section 6.06;

          (b) loans may be made and other transactions may be entered into between and among any Company and its Affiliates to the extent permitted by Sections 6.01 and 6.04;

          (c) reasonable and customary director, officer and employee compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and indemnification arrangements, in each case approved by a majority of the Independent Directors;

          (d) payments to Saunders Karp & Megrue, LLC and Trimaran Fund Management, L.L.C. under the Management and Monitoring Agreement as in effect on the Closing Date or as thereafter amended or supplemented in any manner that, taken as a whole, is not more adverse to the interests of the Lenders in any material respect than the Management and Monitoring Agreement as in effect on the Closing Date;

          (e) transactions with customers, clients, suppliers, joint venture partners or purchasers or sellers of goods and services, in each case in the ordinary course of business and otherwise not prohibited by the Loan Documents;

          (f) (x) any agreement in effect on the Closing Date and disclosed in the Offering Memorandum, as in effect on the Closing Date or as thereafter amended or replaced in any manner, that, taken as a whole, is not more adverse to the interests of the Lenders in any material respect than such agreement as it was in effect on the Closing Date or (y) any transaction pursuant to any agreement referred to in the immediately preceding clause
     (x);

          (g) the existence of, and the performance by any Loan Party of its obligations under the terms of, any limited liability company, limited partnership or other Organizational Document or securityholders agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party on the Closing Date and which is described in the Offering Memorandum, as in effect on the Closing Date, and similar agreements that it may enter into thereafter; provided, however, that the existence of, or the performance by any Loan Party of obligations under, any amendment to any such existing agreement or any such similar agreement entered into after the Closing Date shall only be permitted by this Section 6.07(g) to the extent not more adverse to the interest of the Lenders in any material respect, when taken as a whole, than any of such documents and agreements as in effect on the Closing Date;

          (h) sales of Qualified Capital Stock to Affiliates of Borrower not otherwise prohibited by the Loan Documents and the granting of registration and other customary rights in connection therewith;

          (i) any transaction with an Affiliate where the only consideration paid by any Loan Party is Qualified Capital Stock; and

          (j) the Transactions may be effected.

     SECTION 6.08. Financial Covenants.

     (a) Maximum Leverage Ratio. Permit the Leverage Ratio, as of the last day of any Test Period ending during any period set forth in the table below, to exceed the ratio set forth opposite such period in the table below:

--------------------------------------------------------------------------------
               Test Period                                        Leverage Ratio
--------------------------------------------------------------------------------
Closing Date    - December 31, 2003                                5.70 to 1.00
--------------------------------------------------------------------------------
January 1, 2004 - June 30, 2004                                    5.40 to 1.00
--------------------------------------------------------------------------------
July 1, 2004    - December 31, 2004                                5.10 to 1.00
--------------------------------------------------------------------------------
January 1, 2005 - June 30, 2005                                    4.80 to 1.00
--------------------------------------------------------------------------------
July 1, 2005    - December 31, 2005                                4.40 to 1.00
--------------------------------------------------------------------------------
January 1, 2006 - December 31, 2006                                3.80 to 1.00
--------------------------------------------------------------------------------
January 1, 2007 - December 31, 2007                                3.60 to 1.00
--------------------------------------------------------------------------------
January 1, 2008 - Term Loan Maturity Date                          3.30 to 1.00
--------------------------------------------------------------------------------

     (b) Minimum Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio, for any Test Period ending during any period set forth in the table below, to be less than the ratio set forth opposite such period in the table below:

--------------------------------------------------------------------------------
                                                               Interest Coverage
               Test Period                                           Ratio
--------------------------------------------------------------------------------
Closing Date    - December 31, 2004                              2.00 to 1.00
--------------------------------------------------------------------------------
January 1, 2005 - June 30, 2005                                  2.10 to 1.00
--------------------------------------------------------------------------------
July 1, 2005    - December 31, 2005                              2.25 to 1.00
--------------------------------------------------------------------------------
January 1, 2006 - December 31, 2006                              2.50 to 1.00
--------------------------------------------------------------------------------
January 1, 2007 - December 31, 2007                              2.75 to 1.00
--------------------------------------------------------------------------------
January 1, 2008 - December 31, 2008                              2.90 to 1.00
--------------------------------------------------------------------------------
January 1, 2009 - Term Loan Maturity Date                        3.00 to 1.00
--------------------------------------------------------------------------------

     (c) Minimum Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio, for any Test Period from and after the Closing Date, to be less than 1.10 to 1.0.

     (d) Limitation on Capital Expenditures. Permit the aggregate amount of Capital Expenditures made in any period set forth below, to exceed the amount set forth opposite such period below:

--------------------------------------------------------------------------------
                Period                                      Amount (in millions)
--------------------------------------------------------------------------------
January 1, 2003 - December 31, 2003                                $ 9.0
--------------------------------------------------------------------------------
January 1, 2004 - December 31, 2004                                $10.50
--------------------------------------------------------------------------------
January 1, 2005 - December 31, 2005                                $10.75
--------------------------------------------------------------------------------
January 1, 2006 - December 31, 2006                                $11.00
--------------------------------------------------------------------------------
January 1, 2007 - December 31, 2007                                $12.00
--------------------------------------------------------------------------------
January 1, 2008 - December 31, 2008                                $13.00
--------------------------------------------------------------------------------
January 1, 2009 - Term Loan Maturity Date                          $14.00
--------------------------------------------------------------------------------

; provided, however, that (x) if the aggregate amount of Capital Expenditures made in any fiscal year shall be less than the maximum amount of Capital Expenditures permitted under this Section 6.08(d) for such fiscal year (before giving effect to any carryover), then an amount of such shortfall not exceeding 50% of such maximum amount (without giving effect to clause (z) below) may be added to the amount of Capital Expenditures permitted under this Section 6.08(d) for the immediately succeeding (but not any other) fiscal year, (y) in determining whether any amount is available for carryover, the amount expended in any fiscal year shall first be deemed to be from the amount allocated to such fiscal year (before giving effect to any carryover) and (z) the amount set forth in the table above for any period may be increased by the amount of Net Cash Proceeds of Excluded Issuances designated for Capital Expenditures for such period during such period.

     SECTION 6.09. Prepayments of Other Indebtedness; Modifications of Organizational Documents and Other Documents, etc. Directly or indirectly

          (a) make (or give any notice in respect thereof) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of, any Indebtedness outstanding under the Senior Subordinated Notes or any other Subordinated Indebtedness, except as otherwise permitted by this Agreement;

          (b) amend or modify, or permit the amendment or modification of, any provision of any Transaction Document in any manner that is adverse in any material respect to the interests of the Lenders;

          (c) amend, modify or change any of its Organizational Documents (including by the filing or modification of any certificate of designation) or any agreement to which it is a party with respect to its Equity Interests (including any shareholders' agreement), or enter into any new agreement with respect to its Equity Interests, other than any such amendments, modifications or changes or such new agreements which are not adverse in any material respect to the interests of the Lenders; provided that Holdings may issue such Equity Interests, so long as such issuance is not prohibited by Section 6.11 or any other provision of this Agreement, and may amend its Organizational Documents to authorize any such Equity Interests; or

          (d) cause or permit any other obligation (other than the Obligations and the Guaranteed Obligations) to constitute Designated Senior Debt (as defined in the Senior Subordinated Note Documents).

     SECTION 6.10. Limitation on Certain Restrictions on Subsidiaries. Directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by Borrower or any Subsidiary, or pay any Indebtedness owed to Borrower or a Subsidiary, (b) make loans or advances to Borrower or any Subsidiary or (c) transfer any of its properties to Borrower or any Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) applicable law; (ii) this Agreement and the other Loan Documents; (iii) the Senior Subordinated Note Documents; (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of a Subsidiary; (v) customary provisions restricting assignment of any agreement entered into by a Subsidiary in the ordinary course of business; (vi) any holder of a Lien permitted by Section 6.02 restricting the transfer of the asset or assets subject thereto; (vii) restrictions which are not more restrictive than those contained in this Agreement contained in any documents governing any Indebtedness incurred after the Closing Date in accordance with the provisions of this Agreement; (viii) customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 6.05 pending the consummation of such sale; (ix) any agreement in effect at the time such Subsidiary becomes a Subsidiary of Borrower, so long as such agreement was not entered into in contemplation of such person becoming a Subsidiary of Borrower; (x) in the case of any joint venture which is not a Loan Party in respect of any matters referred to in clauses (b) and (c) above, restrictions in such person's Organizational Documents or pursuant to any joint venture agreement or stockholders agreements solely to the extent of the Equity Interests of or assets held in the subject joint venture or other entity; or (xi) any encumbrances or restrictions imposed by any amendments or refinancings that are otherwise permitted by the Loan Documents of the contracts, instruments or obligations referred to in clauses
(i) through (x) above; provided that such amendments or refinancings are, in the good faith judgment of Holdings' Board of Directors, no more materially restrictive with respect to such encumbrances and restrictions than those prior to such amendment or refinancing.

     SECTION 6.11. Limitation on Issuance of Capital Stock. (a) With respect to Holdings, issue any Equity Interest that is not Qualified Capital Stock.

     (b) Borrower will not, and will not permit any Subsidiary to, issue any Equity Interest (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, any Equity Interest, except (i) for stock splits, stock dividends and additional issuances of Equity Interests which do not decrease the percentage ownership of Borrower or any Subsidiaries in any class of the Equity Interest of such Subsidiary; (ii) Subsidiaries of Borrower formed after the Closing Date in accordance with
Section 6.12 may issue Equity Interests to Borrower or the Subsidiary of Borrower which is to own such Equity Interests; and (iii) Borrower may issue common stock that is Qualified Capital Stock to Holdings. All Equity Interests issued in accordance with this Section 6.11(b), shall, to the extent required by Sections 5.10 and 5.11 or any Security Agreement, be delivered to the Collateral Agent for pledge pursuant to the applicable Security Agreement.

     SECTION 6.12. Limitation on Creation of Subsidiaries. Establish, create or acquire any additional Subsidiaries without the prior written consent of the Required Lenders; provided that, without such consent, Borrower may (i) establish or create one or more Wholly Owned Subsidiaries of Borrower, (ii) establish, create or acquire one or more Subsidiaries in connection with an Investment made pursuant to Section 6.04(g) or 6.04(k) or (iii) acquire one or more Subsidiaries in connection with a Permitted Acquisition, so long as, in each case, Section 5.10(b) shall be complied with.

     SECTION 6.13. Business. (a) With respect to Holdings, engage in any business activities or have any assets or liabilities, other than (i) its ownership of the Equity Interests of Borrower, (ii) obligations under the Loan Documents and the LP Agreement, (iii) the issuance of Holdings Employee Notes and (iv) activities and assets incidental to the foregoing clauses (i) through
(iii).

     (b) With respect to Borrower and the Subsidiaries, engage (directly or indirectly) in any business other than those businesses in which Borrower and its Subsidiaries are engaged on the Closing Date (or which are substantially related thereto or are reasonable extensions thereof).

     SECTION 6.14. Limitation on Accounting Changes. Make or permit any change in accounting policies or reporting practices, without the consent of the Required Lenders, which consent shall not be unreasonably withheld, except changes that, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect or are required by GAAP.

     SECTION 6.15. Fiscal Year. Change its fiscal year-end to a date other than December 31.

     SECTION 6.16. Lease Obligations. Create, incur, assume or suffer to exist any obligations as lessee for the rental or hire of real or personal property of any kind under leases or agreements to lease having an original term of one year or more that would cause the direct and contingent liabilities of Borrower and its Subsidiaries, on a consolidated basis, in respect of all such obligations (other than Capital Lease Obligations) to exceed $3.0 million payable in any period of 12 consecutive months.

     SECTION 6.17. No Further Negative Pledge. Enter into any agreement, instrument, deed or lease which prohibits or limits the ability of any Loan Party to create, incur, assume or suffer to exist any Lien upon any of their respective properties, assets or revenues, whether now owned or hereafter acquired, or which requires the grant of any security for an obligation if security is granted for another obligation, except the following: (1) this Agreement and the other Loan Documents; (2) covenants in documents creating Liens permitted by Section 6.02 prohibiting further Liens on the assets encumbered thereby; (3) the Senior Subordinated Note Documents, (4) any other agreement that does not restrict in any manner (directly or indirectly) Liens created pursuant to the Loan Documents on any Collateral securing the Loans or any Interest Rate Agreement and does not require the direct or indirect granting of any Lien securing any Indebtedness or other obligation by virtue of the granting of Liens on or pledge of property of any Loan Party to secure the Obligations, (5) any prohibition or limitation that (a) exists pursuant to applicable law, (b) consists of customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section
6.05 pending the consummation of such sale, (c) restricts subletting or assignment of any lease governing a leasehold interest of Borrower or a Subsidiary, (d) is not more restrictive than those contained in this Agreement contained in any documents governing any Indebtedness incurred after the Closing Date in accordance with the provisions of this Agreement, (e) exists in any agreement in effect at the time such Subsidiary becomes a Subsidiary of Borrower, so long as such agreement was not entered into in contemplation of such person becoming a Subsidiary or (f) are imposed by any amendments or refinancings that are otherwise permitted by the Loan Documents of the contracts, instruments or obligations referred to in clauses (1) through (5); provided that such amendments and refinancings are, in the good faith judgment of Holdings' Board of Directors, no more materially restrictive with respect to such prohibitions and limitations than those prior to such amendment or refinancing.

     SECTION 6.18. Limitation on Finance Subsidiary. Finance Subsidiary may not hold any material assets, become liable for any material obligations, engage in any trade or business, or conduct any business activity, other than (1) the issuance of its Equity Interests to Borrower or any Wholly-Owned Subsidiary of Borrower, (2) the incurrence of Indebtedness as a co-obligor or guarantor, as the case may be, of the Senior Subordinated Notes, the Loan Documents and any other Indebtedness that is permitted to be incurred by Borrower under the Loan Documents; provided that the net proceeds of such Indebtedness are retained by Borrower or loaned to or contributed as capital to one or more of Subsidiaries other than Finance Subsidiary and (3) activities incidental thereto. Neither Borrower nor any Subsidiary shall engage in any transactions with Finance Subsidiary in violation of the immediately preceding sentence.

                                   ARTICLE VII

                                    GUARANTEE

     SECTION 7.01. The Guarantee. The Guarantors hereby jointly and severally guarantee as a primary obligor and not as a surety to each Secured Party and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest (including any interest, fees, costs or charges that would accrue but for the provisions of the Title 11 of the United States Code after any bankruptcy or insolvency petition under Title 11 of the United States Code) on the Loans made by the Lenders to, and the Notes held by each Lender of, Borrower, and all other Obligations from time to time owing to the Secured Parties by any Loan Party under any Loan Document, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Guarantors hereby jointly and severally agree that if Borrower or other Guarantor(s) shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

     SECTION 7.02. Obligations Unconditional. The obligations of the Guarantors under Section 7.01 shall constitute a guaranty of payment and, to the fullest extent permitted by applicable law, are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Obligations of Borrower under this Agreement, the Notes, if any, or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor (except for payment in full). Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above:

          (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions of this Agreement or the Notes, if any, or any other agreement or instrument referred to herein or therein shall be done or omitted;

          (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be amended in any respect, or any right under the Loan Documents or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

          (iv) any lien or security interest granted to, or in favor of, Issuing Bank or any Lender or Agent as security for any of the Guaranteed Obligations shall fail to be perfected; or

          (v) the release of any other Guarantor pursuant to Section 7.09.

     The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Secured Party exhaust any right, power or remedy or proceed against Borrower under this Agreement or the Notes, if any, or any other agreement or instrument referred to herein or therein, or against any other person under any other guarantee of, or security for, any of the Guaranteed Obligations. The Guarantors waive any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Secured Party upon this Guarantee or acceptance of this Guarantee, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee, and all dealings between Borrower and the Secured Parties shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. This Guarantee shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by Secured Parties, and the obligations and liabilities of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Secured Parties or any other person at any time of any right or remedy against Borrower or against any other person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the successors and assigns thereof, and shall inure to the benefit of the Lenders, and their respective successors and assigns, notwithstanding that from time to time during the term of this Agreement there may be no Guaranteed Obligations outstanding.

     SECTION 7.03. Reinstatement. The obligations of the Guarantors under this
Article VII shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Borrower or other Loan Party in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

     SECTION 7.04. Subrogation; Subordination. Each Guarantor hereby agrees that until the indefeasible payment and satisfaction in full in cash of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 7.01, whether by subrogation or otherwise, against Borrower or any other Guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. Any Indebtedness of any Loan Party permitted pursuant to Section 6.01(d) shall be subordinated to such Loan Party's Obligations in the manner set forth in the Intercompany Note evidencing such Indebtedness.

     SECTION 7.05. Remedies. The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of Borrower under this Agreement and the Notes, if any, may be declared to be forthwith due and payable as provided in Article VIII (and shall be deemed to have become automatically due and payable in the circumstances provided in said Article VIII) for purposes of Section 7.01, notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 7.01.

     SECTION 7.06. Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Article VII constitutes an instrument for the payment of money, and consents and agrees that any Lender or Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring a motion-action under New York CPLR Section 3213.

     SECTION 7.07. Continuing Guarantee. The guarantee in this Article VII is a continuing guarantee of payment, and shall apply to all Guaranteed Obligations whenever arising.

     SECTION 7.08. General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate, limited partnership or limited liability company law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 7.01 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 7.01, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Loan Party or any other person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

     SECTION 7.09. Release of Guarantors. If, in compliance with the terms and provisions of the Loan Documents, all or substantially all of the Equity Interests or assets of any Guarantor are sold or otherwise transferred (a "Transferred Guarantor") to a person or persons, none of which is Borrower or a Subsidiary, such Transferred Guarantor shall, upon the consummation of such sale or transfer, be released from its obligations under this Agreement (including under Section 11.03 hereof) and its obligations to pledge and grant any Collateral owned by it pursuant to any Security Document and, in the case of a sale of all or substantially all of the Equity Interests of the Transferred Guarantor, the pledge of such Equity Interests to the Collateral Agent pursuant to the Security Agreements shall be released, and the Collateral Agent shall take such actions as are necessary to effect each release described in this
Section 7.09 in accordance with the relevant provisions of the Security
Documents.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     In case of the happening of any of the following events ("Events of Default"):

          (a) default shall be made in the payment of any principal of any Loan or any Reimbursement Obligation when and as the same shall become due and payable, whether at the due date thereof (including a Term Loan Repayment
     Date) or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

          (b) default shall be made in the payment of any interest on any Loan or any Fee or any other amount (other than an amount referred to in paragraph (a) above) due under any Loan

     Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days;

          (c) any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings or issuances of Letters of Credit hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

          (d) default shall be made in the due observance or performance by any Company of any covenant, condition or agreement contained in Section 5.02, 5.03(a) or 5.08 or in Article VI;

          (e) default shall be made in the due observance or performance by any Company of any covenant, condition or agreement contained in any Loan Document (other than those specified in (a), (b) or (d) immediately above) and such default shall continue unremedied or shall not be waived for a period of 30 days after written notice thereof from the Administrative Agent or any Lender to Borrower;

          (f) any Company shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness (other than the Obligations), when and as the same shall become due and payable beyond any applicable grace period or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness, if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee or other representative on its or their behalf to cause, such Indebtedness to become due prior to its stated maturity; provided that it shall not constitute an Event of Default pursuant to this paragraph (f) unless the aggregate amount of all such Indebtedness referred to in clauses (i) and (ii) exceeds $2,500,000 at any one time;

          (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of any Company or the General Partner, or of a substantial part of the property or assets of any Company or the General Partner, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law; (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Company or the General Partner or for a substantial part of the property or assets of any Company or the General Partner; or (iii) the winding-up or liquidation of any Company or the General Partner; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (h) any Company or the General Partner shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law; (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (g) above; (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Company or the General Partner or for a substantial part of the property or assets of any Company or the General Partner; (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding; (v) make a general assignment for the benefit of creditors; (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due; (vii) take any action for the purpose of effecting any of the foregoing; or (viii) wind up or liquidate;

          (i) one or more judgments for the payment of money in an aggregate amount in excess of $2,500,000 shall be rendered against any Company or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of any Company to enforce any such judgment;

          (j) an ERISA Event or noncompliance with respect to Foreign Plans shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events and noncompliance with respect to Foreign Plans that have occurred, could reasonably be expected to result in liability of any Company and its ERISA Affiliates in an aggregate amount exceeding $2,500,000 (excluding any liability to make payments to a Multi-Employer Plan resulting from an ERISA Event described in clauses (f) and (g) of the definition thereof to the extent that such payments do not exceed in any year the average payments made in the two years prior to such ERISA Event) or the imposition of a Lien on any assets of a Company;

          (k) any security interest and Lien purported to be created by any Security Document shall cease to be in full force and effect, or shall cease to give the Collateral Agent, for the benefit of the Secured Parties, the Liens, rights, powers and privileges purported to be created and granted under such Security Documents (including a perfected first priority security interest in and Lien on, all of the Collateral thereunder (except as otherwise expressly provided in such Security Document)) in favor of the Collateral Agent, or shall be asserted by Borrower or any other Loan Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in or Lien on the Collateral covered thereby;

          (l) any Guarantee shall cease to be in full force effect;

          (m) any Loan Document or any material provisions thereof shall at any time and for any reason be declared by a court of competent jurisdiction to be null and void, or a proceeding shall be commenced by any Loan Party or any other person, or by any Governmental Authority, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall repudiate or deny that it has any liability or obligation for the payment of principal or interest or other obligations purported to be created under any Loan Document;

          (n) there shall have occurred a Change in Control; or

          (o) the Acquisition shall not have occurred on the Closing Date in accordance with the terms and conditions of the Acquisition Agreement;

then, and in every such event (other than an event with respect to Holdings, Borrower or the General Partner described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans and Reimbursement Obligations then outstanding to be forthwith due and payable, in whole or in part, whereupon the principal of the Loans and Reimbursement Obligations so declared to be due and payable, together with accrued interest thereon and any unpaid and accrued Fees and all other liabilities of Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower and the Guarantors, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to Holdings, Borrower or the General Partner described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans and Reimbursement Obligations then outstanding, together with accrued interest thereon and any unpaid and accrued Fees and all other liabilities of Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower and the Guarantors, anything contained herein or in any other Loan Document to the contrary notwithstanding.

                                   ARTICLE IX

             COLLATERAL ACCOUNT; APPLICATION OF COLLATERAL PROCEEDS

     SECTION 9.01. Collateral Account. (a) The Collateral Agent is hereby authorized to establish and maintain at its office at 677 Washington Boulevard, Stamford, Connecticut 06901, in the name of the Collateral Agent and pursuant to a Control Agreement, a restricted deposit account designated "Norcraft Companies, L.P. Collateral Account". Each Loan Party shall deposit into the Collateral Account from time to time (i) the cash proceeds of any of the Collateral (including pursuant to any disposition thereof) to the extent contemplated by Sections 2.10(c)(ii) and 2.10(f)(iii), (ii) the cash proceeds of any Casualty Event with respect to Collateral, to the extent contemplated herein or in any other Loan Document, and (iii) any cash such Loan Party is required to pledge as additional collateral security hereunder pursuant to the Loan Documents.

     (b) The balance from time to time in the Collateral Account shall constitute part of the Collateral and shall not constitute payment of the Obligations until applied as hereinafter provided. So long as no Event of Default has occurred and is continuing or will result therefrom, the Collateral Agent shall within two Business Days of receiving a request of the applicable Loan Party for release of cash proceeds (i) from the Collateral Account constituting Net Cash Proceeds relating to any Casualty Event or Asset Sale remit such cash proceeds on deposit in the Collateral Account to or upon the order of such Loan Party, so long as such Loan Party has satisfied the conditions relating thereto set forth in Section 9.02 and (ii) with respect to the LC Sub-Account, remit such Net Cash Proceeds on deposit in the LC Sub-Account to or upon the order of such Loan Party (x) at such time as all Letters of Credit shall have been terminated and all of the liabilities in respect of the Letters of Credit have been paid in full or (y) otherwise in accordance with Section 2.18(i). At any time following the occurrence and during the continuance of an Event of Default, the Collateral Agent may (and, if instructed by the Required Lenders as specified herein, shall) in its (or their) discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Obligations in the manner specified in Section 9.03 hereof subject, however, in the case of amounts deposited in the LC Sub-Account, to the provisions of Sections 2.18(i) and 9.03. The Loan Parties shall have no right to withdraw, transfer or otherwise receive any funds deposited in the Collateral Account except to the extent specifically provided herein.

     (c) Amounts on deposit in the Collateral Account shall be invested from time to time in Cash Equivalents as the applicable Loan Party (or, after the occurrence and during the continuance of an Event of Default, the Collateral Agent) shall determine, which Cash Equivalents shall be held in the name and be under the control of the Collateral Agent (or any sub-agent); provided that at any time after the occurrence and during the continuance of an Event of Default, the Collateral Agent may (and, if instructed by the Required Lenders as specified herein, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Cash Equivalents and to apply or cause to be applied the proceeds thereof to the payment of the Obligations in the manner specified in Section 9.03 hereof, subject, however, in the case of amounts deposited in the LC Sub-Account, to the provisions of Section 2.18(i).

     (d) Amounts deposited into the Collateral Account as cover for liabilities in respect of Letters of Credit under any provision of this Agreement requiring such cover shall be held by the Administrative Agent in a separate sub-account designated as the "LC Sub-Account" (the "LC Sub-Account") and, subject to
Section 2.18(i), all amounts held in the LC Sub-Account shall constitute collateral security first for the liabilities in respect of Letters of Credit outstanding from time to time and second for the other Obligations hereunder (x) until such time as all Letters of Credit shall have been terminated and all of the liabilities in respect of Letters of Credit have been paid in full or (y) as otherwise provided in Section 2.18(i).

     SECTION 9.02. Proceeds of Destruction, Taking and Collateral Dispositions. So long as no Event of Default shall have occurred and be continuing, in the event the applicable Loan Party elects to reinvest Net Cash Proceeds in respect of any Asset Sale or Casualty Event in accordance with the provisions of Sections 2.10(c) and 2.10 (f) as applicable, the Collateral Agent shall receive at least 10 days' prior notice of each request for payment and shall not release any part of such Net Cash Proceeds, until the applicable Loan Party has furnished to the Collateral Agent (i) an Officers' Certificate setting forth:
(A) a brief description of the reinvestment to be made, (B) the dollar amount of the expenditures to be made, or costs incurred by such Loan Party in connection with such reinvestment and (C) evidence that the properties or assets acquired in connection with such reinvestment have a fair market value at least equal to the amount of such Net Cash Proceeds requested to be released from the Collateral Account and (ii) all security agreements and Mortgages and other items required by the provisions of Sections 5.10 and 5.11 to, among other things, subject such reinvestment properties or assets to the Lien of the Security Documents in favor of the Collateral Agent, for its benefit and for the benefit of the other Secured Parties.

     SECTION 9.03. Application of Proceeds. The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Collateral Agent of its remedies shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, promptly by the Collateral Agent as follows:

          (a) First, to the payment of all reasonable costs and expenses, fees, commissions and taxes of such sale, collection or other realization including, without limitation, compensation to the Collateral Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, together with interest on each such amount at the highest rate then in effect under this Agreement from and after the date such amount is due, owing or unpaid until paid in full;

          (b) Second, to the payment of all other reasonable costs and expenses of such sale, collection or other realization including, without limitation, compensation to the other Secured Parties and their agents and counsel and all costs, liabilities and advances made or incurred by the other Secured Parties in connection therewith, together with interest on each such amount at the highest rate then in effect under this Agreement from and after the date such amount is due, owing or unpaid until paid in full;

          (c) Third, without duplication of amounts applied pursuant to clauses
     (a) and (b) above, to the indefeasible payment in full in cash, pro rata, of (i) interest, principal and other amounts constituting Obligations (other than Hedging Obligations), in each case equally and ratably in accordance with the respective amounts thereof then due and owing and (ii) Hedging Obligations in accordance with the terms thereof; and

          (d) Fourth, the balance, if any, to the person lawfully entitled thereto (including the applicable Loan Party or its successors or assigns).

     In the event that any such proceeds are insufficient to pay in full the items described in clauses (a) through (e) of this Section 9.03, the Loan Parties shall remain liable for any deficiency.

                                   ARTICLE X

                THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT

     SECTION 10.01. Appointment. Each Lender hereby irrevocably designates and appoints each of the Administrative Agent and the Collateral Agent as an agent of such Lender under this Agreement and the other Loan Documents. Each Lender irrevocably authorizes each Agent, in such capacity, through its agents or employees, to take such actions on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.

     SECTION 10.02. Agent in Its Individual Capacity. Each person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

     SECTION 10.03. Exculpatory Provisions. No Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) no Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) no Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that such Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 11.02), and (c) except as expressly set forth in the Loan Documents, no Agent shall have any duty to disclose or shall be liable for the failure to disclose, any information relating to Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as such Agent or any of its Affiliates in any capacity. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 11.02) or in the absence of its own gross negligence or willful misconduct. No Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by Borrower or a Lender, and no Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document. In the event that the Administrative Agent receives such notice, the Administrative Agent shall give notice thereof to the Lenders.

     SECTION 10.04. Reliance by Agent. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by a proper person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by a proper person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other advisors selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or advisors.

     SECTION 10.05. Delegation of Duties. Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Affiliates. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Affiliates of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

     SECTION 10.06. Successor Agent. Each Agent may resign as such at any time upon at least 30 days' prior notice to the Lenders, the Issuing Bank and Borrower. Upon any such resignation, the Required Lenders shall have the right, with, if no Default shall have occurred and be continuing, the consent of Borrower (such consent not to be unreasonably withheld, conditioned or delayed), to appoint a successor Agent from among the Lenders. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Agent, which successor shall be a commercial banking institution organized under the laws of the United States (or any State thereof) or a United States branch or agency of a commercial banking institution, in each case, having combined capital and surplus of at least $250 million; provided that if such retiring Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth above, the retiring Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor Agent.

     Upon the acceptance of its appointment as an Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After an Agent's resignation hereunder, the provisions of this Article X and
Section 11.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Affiliates in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.

     SECTION 10.07. Non-Reliance on Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

     SECTION 10.08. No Other Administrative Agent. The Lenders from time to time party to this Agreement shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders. The Syndication Agent and the Documentation Agent shall not have any right, power, obligation, liability, responsibility or duty under this Agreement, except as expressly provided herein. Without limiting the foregoing, neither the Syndication Agent nor the Documentation Agent shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to the Syndication Agent and the Documentation Agent as it makes with respect to the Administrative Agent or any other Lender in this Article X. Notwithstanding the foregoing, the parties hereto acknowledge that the Documentation Agent and the Syndication Agent hold such titles in name only, and that such titles confer no additional rights or obligations relative to those conferred on any Lender hereunder.

     SECTION 10.09. Indemnification. The Lenders severally agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by Borrower or the Guarantors and without limiting the obligation of Borrower or the Guarantors to do so), ratably according to their respective outstanding Loans and Commitments in effect on the date on which indemnification is sought under this
Section 10.09 (or, if indemnification is sought after the date upon which all Commitments shall have terminated and the Loans and Reimbursement Obligations shall have been paid in full, ratably in accordance with such outstanding Loans and Commitments as in effect immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans and Reimbursement Obligations) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent's gross negligence or willful misconduct. The agreements in this
Section 10.09 shall survive the payment of the Loans and all other amounts payable hereunder.

                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a)  if to any Loan Party, to Borrower at:

               c/o Norcraft Companies, L.P.
               3020 Denmark Avenue, Suite 100
               Eagan, Minnesota 55121
               Attention: Chief Financial Officer
               Telecopy No.: (651) 234-3398
               with a copy to:

               Saunders Karp & Megrue, LLC
               262 Harbor Drive
               Stamford, Connecticut 06902
               Attention: Christopher Reilly
               Telecopy No.: (203) 708-6677

               and to:

               c/o Trimaran Capital Partners, LLC
               425 Lexington Avenue, 3rd Floor
               New York, New York 10017
               Attention: Jay Bloom, Managing Partner
               Telecopy No.: (212) 885-4350

          (b) if to the Administrative Agent or the Collateral Agent, to it at:

               UBS AG, Stamford Branch
               677 Washington Boulevard
               Stamford, Connecticut 06901
               Attention: Juan Zuniga
               Telecopy No.: (203) 719-3888; and

          (c) if to a Lender, to it at its address (or telecopy number) set forth on the applicable Lender Addendum or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or by certified or registered mail, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 11.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 11.01 and failure to deliver courtesy copies of notices and other communications shall in no event affect the validity or effectiveness of such notices and other communications.

     SECTION 11.02. Waivers; Amendment. (a) No failure or delay by any Agent, the Collateral Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of each Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 11.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

     (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the written consent of the Required Lenders; provided that no such agreement shall:

          (i) increase the Commitment of any Lender without the written consent of such Lender;

          (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any Fees payable hereunder, without the written consent of each Lender affected thereby;

          (iii) postpone or extend the maturity of any Loan, or any scheduled date of payment of or the installment otherwise due on the principal amount of any Term Loan under Section 2.09, or the required date of payment of any Reimbursement Obligation, or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment or postpone the scheduled date of expiration of any Letter of Credit beyond the Revolving Maturity Date, without the written consent of each Lender affected thereby;

          (iv) change Section 2.14(b) or (c) in a manner that would alter the pro rata sharing of payments or setoffs required thereby, without the written consent of each Lender;

          (v) change the percentage set forth in the definition of "Required Lenders" or any other provision of any Loan Document (including this Section 11.02) specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be);

          (vi) release Holdings or any Subsidiary Guarantor from its Guarantee (except as expressly provided in Article VII), or limit its liability in respect of such Guarantee, without the written consent of each Lender;

          (vii) release all or substantially all of the Collateral from the Liens of the Security Documents or alter the relative priorities of the Obligations entitled to the Liens of the Security Documents (except in connection with securing additional Obligations equally and ratably with the other Obligations), in each case without the written consent of each Lender; or

          (viii) without the consent of the Required Lenders and Term Loan Lenders holding more than 50% of the principal amount of the outstanding Term Loans, reduce the amount of, or extend the date of, any scheduled payment on the Term Loans required to be made under Section 2.09, change the order of application of prepayments among Term Loans and Revolving Commitments under Section 2.10(h) or change the application of prepayments of Term Loans set forth in Section 2.10(h) to the remaining scheduled amortization payments to be made thereon under Section 2.09;

provided, further, that (1) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender without the prior written consent of the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, (2) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Term Loan Lenders), or the Term Loan Lenders (but not the Revolving Lenders) may be effected by an agreement or agreements in writing entered into by Borrower and requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section 11.02 if such Class of Lenders were the only Class of Lenders hereunder at the time and
(3) any waiver, amendment or modification prior to the achievement of a Successful Syndication may not be effected without the written consent of UBS Loan Finance LLC, as a Lender.

     (c) If, in connection with any proposed change, waiver, discharge or termination of the provisions of this Agreement as contemplated by Section 11.02(b) (other than clause (iii) of such Section), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then Borrower shall have the right to replace all, but not less than all, of such non-consenting Lender or Lenders (so long as all non-consenting Lenders are so replaced) with one or more persons pursuant to Section 2.16 so long as at the time of such replacement each such new Lender consents to the proposed change, waiver, discharge or termination; provided, however, that Borrower shall not have the right to replace a Lender solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to clause (iii) of Section 11.02(b).

     SECTION 11.03. Expenses; Indemnity. (a) Borrower and Holdings agree, jointly and severally, to promptly pay all reasonable out-of-pocket costs and expenses (including but not limited to expenses incurred in connection with due diligence and travel, courier, reproduction, printing and delivery expenses) incurred by the Agents, the Swingline Lender and the Issuing Bank in connection with the syndication of the credit facilities provided for herein and the preparation, execution, delivery and administration of this Agreement and the other Loan Documents and the perfection and maintenance of the Liens securing the Collateral or in connection with any action, suit or other proceeding affecting the Collateral or any part thereof commenced, in which action, suit or proceeding the Administrative Agent is made a party or participates or in which the right to use the Collateral or any part thereof is threatened, or in which it becomes necessary in the reasonable judgment of the Administrative Agent to defend or uphold the Liens granted by the Security Documents (including, without limitation, any action, suit or proceeding to establish or uphold the compliance of the Collateral with any Requirements of Law) or in connection with any amendments, consents, enforcement costs, documentary taxes or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or incurred by the Agents or any Lender in connection with the enforcement or protection of, or any rights in connection with, this Agreement and the other Loan Documents or in connection with the Loans made or Letters of Credit issued hereunder and the collection of the Obligations (including in connection with any work-out or restructuring of the Obligations), including the fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent and the Collateral Agent, and any auditors, accountants, consultants, appraisers or other advisors and, in connection with any such enforcement or protection, the fees, charges and disbursements of any other counsel for the Agents or any Lender.

     (b) The Loan Parties agree, jointly and severally, to indemnify the Agents, each Lender, the Issuing Bank and the Swingline Lender, each Affiliate of any of the foregoing persons and each of their respective partners, controlling persons, directors, officers, trustees, employees and agents (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, all reasonable out-of-pocket costs and any and all losses, claims, damages, liabilities, penalties, judgments, suits and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution, delivery, performance, administration or enforcement of the Loan Documents, (ii) any actual or proposed use of the proceeds of the Loans or issuance of Letters of Credit, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, or (iv) any actual or alleged presence or Release or threatened Release of Hazardous Materials, on, at, under or from any property owned, leased or operated by any Company, or any Environmental Claim related in any way to any Company; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted solely from the gross negligence or willful misconduct of such Indemnitee.

     (c) The provisions of this Section 11.03 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans or Reimbursement Obligations, the release of all or a portion of any Collateral, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agents, the Issuing Bank or any Lender. All amounts due under this
Section 11.03 shall be payable on written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

     (d) To the extent that Borrower fails to promptly pay any amount required to be paid by it to the Agents, the Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section 11.03, each Lender severally agrees to pay to the Agents, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against any of the Agents, the Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposure, outstanding Term Loans and unused Commitments at the time.

     SECTION 11.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Agents and each Lender (and any attempted assignment or transfer by Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the other Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     (b) Any Lender shall have the right at any time to assign to one or more banks, insurance companies, investment companies or funds or other institutions (other than Borrower, Holdings or any Affiliate or Subsidiary thereof) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that
(i) except in the case of an assignment to a Lender, an Affiliate of a Lender or a Lender Affiliate, each of the Administrative Agent and, after the achievement of a Successful Syndication, Borrower (and, in the case of an assignment of all or a portion of a Revolving Commitment or any Lender's obligations in respect of its LC Exposure or Swingline Exposure, the Issuing Bank and the Swingline Lender) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender, an Affiliate of a Lender or a Lender Affiliate, any assignment made in connection with the primary syndication of the Commitment and Loans by the Arranger or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administra-tive Agent) shall not be less than $1.0 million, unless each of Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance in the form of Exhibit B, together with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided, further that (i) any consent of Borrower otherwise required under this paragraph shall not be required if a Default has occurred and is continuing and (ii) in the case of an assignment to an Affiliate or a Lender Affiliate of the assigning Lender, such assignment shall be effective between such Lender and its Affiliate or Lender Affiliate immediately without compliance with the conditions for assignment under this
Section 11.04(b) or Section 11.04(d), but shall not be effective with respect to Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender or any Lender, and Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender and each Lender shall be entitled to deal solely with such assigning Lender under any such assignment, in each case, until the conditions for assignment under this Section 11.04(b) and Section 11.04(d) have been complied with. Subject to acceptance and recording thereof pursuant to paragraph
(d) of this Section 11.04, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement (provided that any liability of Borrower to such assignee under Section 2.12, 2.13 or 2.15 shall be limited to the amount, if any, that would have been payable thereunder by Borrower in the absence of such assignment, except to the extent any such amounts are attributable to a Change in Law occurring after the date of such assignment), and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.15 and 11.03).

     (c) The Administrative Agent, acting for this purpose as an agent of Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive in the absence of manifest error, and Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower, the Issuing Bank, the Collateral Agent, the Swingline Lender and any Lender (with respect to its own interest only), at any reasonable time and from time to time upon reasonable prior notice.

     (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section
11.04 and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

     (e) Any Lender shall have the right at any time, without the consent of Borrower, the Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement

(including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clause (i), (ii) or (iii) of the first proviso to Section 11.02(b) that affects such Participant. Subject to paragraph
(f) of this Section, Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 11.04. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.14(c) as though it were a Lender. Each Lender shall, acting for this purpose as an agent of Borrower, maintain at one of its offices a register for the recordation of the names and addresses of its Participants, and the amount and terms of its participations; provided that no Lender shall be required to disclose or share the information contained in such register with Borrower or any other party, except as required by applicable law.

     (f) A Participant shall not be entitled to receive any greater payment under Section 2.12, 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the prior written consent of Borrower. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of Borrower, to comply with Section 2.15(e) and (f) as though it were a Lender.

     (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. In the case of any Lender that is a fund that invests in bank loans, such Lender may, without the consent of Borrower or the Administrative Agent, collaterally assign or pledge all or any portion of its rights under this Agreement, including the Loans and Notes or any other instrument evidencing its rights as a Lender under this Agreement, to any holder of, trustee for, or any other representative of holders of, obligations owed or securities issued, by such fund, as security for such obligations or securities.

     SECTION 11.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agents, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.12, 2.14, 2.15 and 11.03 and Article X shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the payment of the Reimbursement Obligations, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

     SECTION 11.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and the Fee Letter constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 11.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 11.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of Borrower against any and all of the obligations of Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 11.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

     SECTION 11.09. Governing Law; Jurisdiction; Consent to Service of Process.
(a) This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

     (b) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

     (c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 11.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     Each party to this Agreement irrevocably consents to service of process in any action or proceeding arising out of or relating to any Loan Document in the manner provided for notices in Section 11.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable law.

     SECTION 11.10. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement, any other Loan Document or the transactions contemplated hereby (whether based on contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 11.10.

     SECTION 11.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     SECTION 11.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' and Lender Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential pursuant to the terms hereof), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder,
(f) subject to an agreement containing provisions substantially the same as those of this Section 11.12, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower and its obligations, (g) with the consent of Borrower or (h) to the extent such Information (i) is publicly available at the time of disclosure or becomes publicly available other than as a result of a breach of this Section 11.12 or
(ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis from a source other than Borrower or any Subsidiary. For the purposes of this Section 11.12, "Information" means all information received from Borrower or any Subsidiary relating to Borrower or any Subsidiary or its business that is clearly identified at the time of delivery as confidential, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by Borrower or any Subsidiary. Any person required to maintain the confidentiality of Information as provided in this Section 11.12 shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord to its own confidential information.

     Notwithstanding the foregoing, and notwithstanding any other express or implied agreement or understanding to the contrary, each of the parties hereto and their and their Affiliates' respective employees, representatives, and other agents are authorized to disclose the tax treatment and tax structure of these transactions to any and all persons, without limitation of any kind. Each of the parties hereto may disclose all materials of any kind (including opinions or other tax analyses) insofar as they relate to the tax treatment and tax structure of the transactions contemplated by the Loan Documents. This authorization is retroactively effective to the commencement of the first discussions between or among any of the parties regarding the transactions contemplated hereby and by the other Loan Documents, but does not extend to disclosure of any other information including (without limitation) (a) the identities of participants or potential participants in the transactions, (b) the existence or status of any negotiations, (c) any pricing or other financial information or (d) any other term or detail not related to the tax treatment and tax structure of the transactions contemplated by the Loan Documents.

     SECTION 11.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 11.13 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

     SECTION 11.14. Lender Addendum. Each Lender to become a party to this Agreement on the date hereof shall do so by delivering to the Administrative Agent a Lender Addendum duly executed by such Lender, Borrower and the Administrative Agent.

     SECTION 11.15. Obligations Absolute. To the fullest extent permitted by applicable law, all obligations of the Loan Parties hereunder shall be absolute and unconditional irrespective of:

          (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Loan Party;

          (b) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto against any other Loan Party;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument relating thereto;

          (d) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations;

          (e) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect hereof or any Loan Document; or

          (f) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Loan Parties.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    NORCRAFT COMPANIES, L.P.,
                                       as Borrower

                                    By: NORCRAFT GP, L.L.C., its general partner


                                    By: /s/ Leigh Ginter
                                        ----------------------------------------
                                        Name: Leigh Ginter
                                        Title: Authorized Person


                                    NORCRAFT HOLDINGS, L.P.,
                                       as a Guarantor

                                    By: NORCRAFT GP, L.L.C., its general partner


                                    By: /s/ Leigh Ginter
                                        ----------------------------------------
                                        Name: Leigh Ginter
                                        Title: Authorized Person


                                    NORCRAFT FINANCE CORP.,
                                       as a Subsidiary Guarantor


                                    By: /s/ David Kim
                                        ----------------------------------------
                                        Name: David Kim
                                        Title: Vice President


                                    NORCRAFT CANADA CORPORATION,
                                       as a Subsidiary Guarantor


                                    By: /s/ Leigh Ginter
                                        ----------------------------------------
                                        Name: Leigh Ginter
                                        Title: Vice President

                                    UBS SECURITIES LLC, as Bookmanager and
                                       Lead Arranger


                                    By: /s/ James Boland
                                        ----------------------------------------
                                        Name: James Boland
                                        Title: ED


                                    By: /s/ Oliver O. Trumbo
                                        ----------------------------------------
                                        Name: Oliver O. Trumbo II
                                        Title: Director


                                    UBS AG, STAMFORD BRANCH, as Issuing Bank,
                                       Administrative Agent and Collateral Agent


                                    By: /s/ Wilfred V. Saint
                                        ----------------------------------------
                                        Name: Wilfred V. Saint
                                        Title: Associate Director, Banking
                                               Products Service


                                    By: /s/ Juan Zuniga
                                        ----------------------------------------
                                        Name: Juan Zuniga
                                        Title: Associate Director, Banking
                                               Products Services, US


                                    UBS LOAN FINANCE LLC, as
                                       Swingline Lender


                                    By: /s/ Wilfred V. Saint
                                        ----------------------------------------
                                        Name: Wilfred V. Saint
                                        Title: Associate Director, Banking
                                               Products Services, US


                                    By: /s/ Juan Zuniga
                                        ----------------------------------------
                                        Name: Juan Zuniga
                                        Title: Associate Director, Banking
                                               Products Services, US

                                    WACHOVIA CAPITAL MARKETS, LLC,
                                       as Co-Arranger


                                    By: /s/ Jeffrey M. Foley
                                        ----------------------------------------
                                        Name: Jeffrey M. Foley
                                        Title: Vice President


                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       as Syndication Agent


                                    By: /s/ Jeffrey M. Foley
                                        ----------------------------------------
                                        Name: Jeffrey M. Foley
                                        Title: Vice President

                                    CIT LENDING SERVICES CORPORATION,
                                       as Documentation Agent


                                    By: /s/ John P. Sirico, II
                                        ----------------------------------------
                                        Name: John P. Sirico, II
                                        Title: Vice President

                                                                         Annex I

                 Applicable Margin for Revolving Loans
                 -------------------------------------
Leverage Ratio        Eurodollar Loans   ABR Loans       Applicable Fee
--------------        ----------------   ---------       --------------
Level I                     2.75%          1.75%             0.500%
=>4.0:1.0

Level II                    2.50%          1.50%             0.500%
<4.0:1.0 but
=>3.5:1.0

Level III                   2.25%          1.25%             0.375%
<3.5:1.0 but
=>3.0:1.0

Level IV                    2.00%          1.00%             0.375%
<3.0:1.0

                 Applicable Margin for Term Loans
                 --------------------------------
Leverage Ratio     Eurodollar Loans   ABR Loans
--------------     ----------------   ---------
Level I                  3.25%          2.25%
=>3.75:1.0

Level II                 3.00%          2.00%
<3.75:1.0

     Each change in the Applicable Margin or Applicable Fee resulting from a change in the Leverage Ratio shall be effective with respect to all Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by
Section 5.01(a) or (b) and Section 5.01(c), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, the Leverage Ratio shall be deemed to be in Level I in each of the above tables (A) from the Closing Date to the date of delivery to the Administrative Agent of the financial statements and certificates required by
Section 5.01(a) or (b) and Section 5.01(c) for the fiscal period ending March 31, 2004 and (B) at any time (i) during which Borrower has failed to deliver the financial statements and certificates required by Section 5.01(a) or (b) and
Section 5.01(c), respectively and (ii) during the existence of an Event of Default.

          Amortization Table

-------------------------------------
                              Term
          Date            Loan Amount
-------------------------------------
March 31, 2004             $1,250,000
-------------------------------------
June 30, 2004              $1,250,000
-------------------------------------
September 30, 2004         $1,250,000
-------------------------------------
December 31, 2004          $1,250,000
-------------------------------------
March 31, 2005             $1,250,000
-------------------------------------
June 30, 2005              $1,250,000
-------------------------------------
September 30, 2005         $1,250,000
-------------------------------------
December 31, 2005          $1,250,000
-------------------------------------
March 31, 2006             $1,875,000
-------------------------------------
June 30, 2006              $1,875,000
-------------------------------------
September 30, 2006         $1,875,000
-------------------------------------
December 31, 2006          $1,875,000
-------------------------------------
March 31, 2007             $1,875,000
-------------------------------------
June 30, 2007              $1,875,000
-------------------------------------
September 30, 2007         $1,875,000
-------------------------------------
December 31, 2007          $1,875,000
-------------------------------------
March 31, 2008             $2,500,000
-------------------------------------
June 30, 2008              $2,500,000
-------------------------------------
September 30, 2008         $2,500,000
-------------------------------------
December 31, 2008          $2,500,000
-------------------------------------
March 31, 2009             $2,500,000
-------------------------------------
June 30, 2009              $2,500,000
-------------------------------------
September 30, 2009         $2,500,000
-------------------------------------
Term Loan Maturity Date    $2,500,000
-------------------------------------

                                                          Credit Agreement Rider

                                Schedule 1.01(a)

                               Mortgaged Property
                               ------------------


                         -------------------------------
                                Property Location
                         -------------------------------
                           67 East 2/nd/ Street North
                           Cottonwood, MN 56229
                           Lyon County

                         -------------------------------
                           6163 Old 421 Road
                           Liberty, NC 27298
                           Randolph County

                         -- ----------------------------
                           900 South Meridian Road
                           Newton, KS 67114
                           Harvey County
                           --
                           831 South Columbus
                           Newton, KS 67114
                           Harvey County
                           --
                           810 South Columbus
                           Newton, KS 67114
                           Harvey County

                         -------------------------------
                           600 East 48/th/ Street
                           Sioux Falls, SD 57104
                           Minnehaha County

                         -------------------------------
                           1570 Paonia Street
                           Colorado Springs, CO 80915
                           El Paso County

                         -------------------------------
                           One Mill Race Drive
                           Lynchburg, VA 24502
                           Lynchburg County

                         -------------------------------
                           1980 Springfield Road
                           Rural Municipality of
                           Springfield, MB, Canada

                         -------------------------------

                                Schedule 1.01(b)

                      Refinancing Indebtedness To Be Repaid

Credit Agreement, dated as of June 16, 1998 between Norcraft Companies, L.L.C. as Borrower and Heller Financial, Inc. as Agent and Lender, as amended.

                                Schedule 1.01(c)

                              Subsidiary Guarantors


Norcraft Finance Corp.

Norcraft Canada Corporation

                                  Schedule 3.03

                  Governmental Approvals; Compliance with Laws

                                      None.

                                Schedule 3.06(b)

                                  Real Property

-----------------------------------------------------------------------------------------------------------------------
                          Owned /
 Property Location        Leased         Landlord          Lease Agreement                Consents Required
-----------------------------------------------------------------------------------------------------------------------
3030 Denmark              Leased      OPUS            Indenture of Lease        Required consents obtained.
Avenue                                Northwest,      dated September 18,
Suite 100                             L.L.C.          1998 by and between
Eagan, MN                                             OPUS Northwest,
                                                      L.L.C.and Norcraft
                                                      Companies, L.L.C.
-----------------------------------------------------------------------------------------------------------------------
2601 Minnesota            Leased      PAL, Inc.       Lease dated May 9,        Landlord consent is required
Avenue                                                2003 by and between       upon change in control of
Suite 105                                             Pal, Inc. and Norcraft    owner, provided no consent is
Sioux Falls, SD                                       Companies, L.L.C.         required in connection with a
57105                                                 d/b/a Kitchen and         transfer of all or substantially
                                                      Bath Ideas.               all of the voting capital stock or
                                                                                controlling ownership interest
                                                                                upon a sale to another person.

-----------------------------------------------------------------------------------------------------------------------
224 Main Street           Leased      Wright's Frame  Lease dated June 23,      Landlord consent required to
Staley, NC 27355                      Shop            2003 by and between       encumber the lease.
                                                      Wright's Frame Shop
                                                      and Ultracraft
                                                      Company.
-----------------------------------------------------------------------------------------------------------------------
110 Copperwood Way        Leased      Copperwood      Lease dated April 17,     Landlord consent is required to
Suite 1L                              Partners, L.P.  2002 by and between       mortgage or encumber Lessee's
San Diego, CA 92054                                   Copperwood Partners,      interest in the property.
                                                      L.P. and Norcraft
                                                      Companies, L.L.C.

-----------------------------------------------------------------------------------------------------------------------
3004 Alvarado Street      Leased      AMB-SGP CIF-    Industrial Multi-         Required consents obtained.
San Leandro, CA 94577                 I, LLC          Tenant Lease, dated
                                                      November 1, 2002 by
                                                      and between AMB-
                                                      SGP CIF-I and
                                                      Norcraft Companies.
-----------------------------------------------------------------------------------------------------------------------
9861 Currie Davis         Leased      Tampa East      Lease dated August        Required consents obtained
Drive                                 Flexpace, ltd.  31, 2001 between
Tampa, FL 33619                                       Tampa East
                                                      Flexxpace, Ltd. and
                                                      Norcraft Companies,
                                                      L.L.C.
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             Owned /
 Property Location           Leased           Landlord                Lease Agreement                 Consents Required
------------------------------------------------------------------------------------------------------------------------------
1615 W. University          Leased      PS Business          Lease dated April 25,             Landlord consent is required to
Drive #133                              Parks L.P.           2000 between PS                   mortgage or encumber Lessee's
Tempe, AZ 85281                                              Business Parks L.P.               interest in the property.
                                                             and Norcraft
                                                             Companies, L.L.C.
------------------------------------------------------------------------------------------------------------------------------
1925 W. Brandon             Leased      Bullseye /           Lease dated December              No provisions.
Blvd.                                   Providence           24, 2002 between
Suite A                                 Square, Inc.         Bullseye/Providence
Brandon, FL 33511                                            Square, Inc. and
                                                             Norcraft Companies,
                                                             L.L.C.
------------------------------------------------------------------------------------------------------------------------------
Pinellas County Idea        Leased      Encor Associates     Lease Agreement                   Notice must be given to
Ctr.                                    Ltd. Partnership     dated September 11,               Landlord if Tenant is a non-
25706 US Highway                                             2000 by and between               publicly held corporation and
N                                                            Encor Associates Ltd.             the corporate shares are
Clearwater, FL 33761                                         Partnership and SMI               transferred.
                                                             Retail Corp. d/b/a
                                                             Kitchen & Bath Ideas.
------------------------------------------------------------------------------------------------------------------------------
1995 Gandalf Way            Leased      Mohave               Lease made as of                  Required consents obtained.
Yucca, AZ 86438                         Holdings, LLC        October 21, 2003
                                                             between Mohave
                                                             Holdings, LLC and
                                                             Norcraft Companies,
                                                             L.L.C.
------------------------------------------------------------------------------------------------------------------------------
Highway 64 E.               Leased      J&S Rental,          Lease dated June 1,               No provision.
Building 4675-14                        L.L.C.               2002 between J&S
Asheboro, NC                                                 Rentals, L.L.C. and
                                                             UltraCraft Company.
------------------------------------------------------------------------------------------------------------------------------
Sioux Falls , SD            Leased      Jeff Osmundson       Lease dated August                No provision.
Bargain Center                                               1997 between
1005 E Benson Road                                           Osmundson and
Sioux Falls, SD                                              StarMark.
57104
------------------------------------------------------------------------------------------------------------------------------
67 East 2/nd/ Street        Owned       Not applicable.      Not applicable.                   Not applicable.
North
Cottonwood, MN
56229
------------------------------------------------------------------------------------------------------------------------------
6163 Old 421 Road           Owned       Not applicable.      Not applicable.                   Not applicable.
Liberty, NC 27298
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Owned /
 Property Location           Leased           Landlord                Lease Agreement                 Consents Required
------------------------------------------------------------------------------------------------------------------------------
900 South Meridian          Owned       Not applicable.      Not applicable.                   Not applicable.
Road
Newton, KS 67114

--
831 South Columbus
Newton, KS 67114

--
810 South Columbus
Newton, KS 67114
------------------------------------------------------------------------------------------------------------------------------
600 East 48/th/ Street      Owned       Not applicable.      Not applicable.                   Not applicable.
Sioux Falls, SD
57104
------------------------------------------------------------------------------------------------------------------------------
1570 Paonia Street          Owned       Not applicable.      Not applicable.                   Not applicable.
Colorado Springs,
CO 80915
------------------------------------------------------------------------------------------------------------------------------
One Mill Race Drive         Owned       Not applicable.      Not applicable.                   Not applicable.
Lynchburg, VA
24502
------------------------------------------------------------------------------------------------------------------------------
1980 Springfield Road       Owned       Not applicable.      Not applicable.                   Not applicable.
Road Rural
Municipality of
Springfield, MB,
Canada
------------------------------------------------------------------------------------------------------------------------------

                                Schedule 3.07(c)

                            Violations or Proceedings

                                      None.

                                Schedule 3.09(a)

                                  Subsidiaries

------------------------------------------------------------------------------------------------------------------------------
    Name of                Jurisdiction of       Equity Interests             Equity Interests           Outstanding Rights
  Subsidiary                Organization            Authorized             Outstanding on Closing         to the Securities
                                                                                   Date
------------------------------------------------------------------------------------------------------------------------------
Norcraft Finance         Delaware              100 shares common           100 shares issued to         None.
Corp.                                          stock, par value $.01       Norcraft Companies,
                                                                           L.P.
------------------------------------------------------------------------------------------------------------------------------
Norcraft Canada          Nova Scotia           1,000,000,000               3,903,060                    None.
Corporation                                    shares, no par value
------------------------------------------------------------------------------------------------------------------------------

                                Schedule 3.09(c)

                         Corporate Organizational Chart


                        Trimaran
    SKM                 Cabinet                  Norcraft
    Norcraft            Corp.                       GP,
    Corp.                                         L.L.C.

                        Class             0% GP
 Buller                 A LP                          0% GP
 Investors              Units     Norcraft
 Individually                     Holdings,
                                    L.P.
 Managers
                                           100% LP        Norcraft
                                                         Companies,
                                                            L.P.

                                                                      Norcraft
                                                       Norcraft       Finance
                                                       Canada         Corp.
                                                     Corporation

                                Schedule 3.11(c)

                               Material Agreements

Indenture dated as of October 21, 2003 among Norcraft Companies, L.P., Norcraft Finance Corp., and each of the Guarantors named therein, and U.S. Bank National Association.

Registration Rights Agreement dated as of October 21, 2003, by and among Norcraft Companies, L.P., Norcraft Finance Corp. and each of the Guarantors named therein, and UBS Securities LLC and Wachovia Capital Markets, LLC.

Unit Purchase Agreement, dated August 29, 2003, by and among Norcraft Holdings, L.L.C., Norcraft Companies, L.L.C., Goense, Bounds & Partners B, L.P. and the Sellers listed on the schedules thereto (the "Unit Purchase Agreement").

Escrow Agreement, dated August 29, 2003 by and among Pfingsten Partners, LLC, GB Management, L.P., Norcraft Holdings, L.L.C. and Bank One, National Association, attached as Exhibit H to the Unit Purchase Agreement.

Lease, dated October 21, 2003 between Mohave Holdings, LLC and Norcraft Companies, L.L.C., attached as Exhibit I to the Unit Purchase Agreement.

Amendment and Waiver, dated as of October 2, 2003 by and among Norcraft Companies, L.L.C., Norcraft Holdings, L.L.C., Pfingsten Partners, L.L.C., GB Management, L.P. and the other signatories thereto to the Unit Purchase Agreement dated as of August 29, 2003 amongst the same parties.

Norcraft Holdings, L.L.C. Limited Liability Company Agreement dated as of August 21, 2003.

Deferred Compensation Letter from Norcraft Holdings, L.P. to Francis Ploetz, dated as of October 21, 2003.

Deferred Compensation Letter from Norcraft Holdings, L.P. to Leigh Ginter, dated as of October 21, 2003.

Deferred Compensation Letter from Norcraft Holdings, L.P. to David Van Horne, dated as of October 21, 2003.

Deferred Compensation Letter from Norcraft Holdings, L.P. to John Swedeen, dated as of October 21, 2003.

Deferred Compensation Letter from Norcraft Holdings, L.P. to Simon Solomon, dated as of October 21, 2003.

Contribution Agreement, dated as of October 21, 2003, by and among Norcraft Holdings, L.P., Mark Buller, David Buller, James Buller, Phil Buller, Herb Buller, Erna Buller, HEB Norcraft Holdings Corp. and HMB Norcraft Corp.

Employment Letter from Norcraft Holdings, L.P. to Mark Buller, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to Francis Ploetz, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to Leigh Ginter, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to David Van Horne, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to John Swedeen, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to Simon Solomon, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to Carl Bohn, dated as of October 21, 2003.

Norcraft GP, L.L.C., Amended and Restated Limited Liability Company Agreement, dated as of the Closing date among SKM Blocker Corp., TCP Blocker Corp., Mark Buller and Herb Buller.

Norcraft Holdings, L.P., Agreement of Limited Partnership, dated September 30, 2003.

Norcraft Holdings, L.P., Amended and Restated Agreement of Limited Partnership, dated October 21, 2003.

Norcraft Companies, L.P. Agreement of Limited Partnership, dated October 21,
2003

Management and Monitoring Agreement between Saunders Karp & Megrue and Trimaran Capital Partners and Norcraft Companies, L.P.

                                  Schedule 3.20

                              Environmental Matters

                                      None.

                                  Schedule 3.21

                                    Insurance

------------------------------------------------------------------------------------------

Line of Coverage      Named Insureds                 Policy Period   Insurer/Policy Number
------------------------------------------------------------------------------------------
Property/             Norcraft GP, L.L.C.              10/21/03-        Affiliated FM
Boiler & Machinery    Norcraft Holdings, L.P.          10/21/04               TBD
                      Norcraft Companies, L.P.
                      Norcraft Finance Corp.
                      Norcraft Canada Corporation










------------------------------------------------------------------------------------------
General Liability     Norcraft GP, L.L.C.              10/21/03-        Travelers Ins.
                      Norcraft Holdings, L.P.          10/21/04         Co. of America
                      Norcraft Companies, L.P.
                      Norcraft Finance Corp.                         TC2J-UB-118D2182-03












------------------------------------------------------------------------------------------
Automobile            Norcraft GP, L.L.C.              10/21/03-     Travelers Indemnity
                      Norcraft Holdings, L.P.          10/21/04       Company of America
                      Norcraft Companies, L.P.
                      Norcraft Finance Corp.                          TC2J-UB-118D2169-03








------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                   Retroactive Premium
                                                                 Adjustments/Loss Sharing
Line of Coverage              Scope of  Coverage                       Arrangements                          Agent
-------------------------------------------------------------------------------------------------------------------------
Property/                Occurrence Form - All Risk -        DEDUCTIBLES:                                Hays Companies
Boiler & Machinery       Per Occurrence Blanket Limit        $50,000 Deductible except                 1200 N Mayfair Rd
                        $40,000,000 with sublimits for       $100,000 Flood; Earthquake                    Suite 250
                        various locations and coverages      5% of Value; $100,000 Minimum: Wind       Milwaukee WI 53226
                        including flood, quake, extra               for FL locations                      414.443.0000
                        expense etc. Florida locations       Excluded: CA Earthquake
                         subject to 120% of reported         72 Hours: Off-premises Power
                        values. Flood and Earthquake:        48 Hours; $50,000: EDP
                        $2,500,000 per occurrence and        ADVx1: Boiler
                         aggregate. See proposal for         ADVx5: Machinery breakdown - Printers
                             additional sublimits.           ADVx10: Machinery breakdown -Veneer
                                                             machines and plywood presses
--------------------------------------------------------------------------------------------------------------------------
General Liability        Occurrence Form $1,000,000          $50,000 Deductible including Allocated      Hays Companies
                         per occurrence limit with           Loss Adjustment Expense per accident      1200 N Mayfair Rd
                        $2,000,000 aggregate on both a       adjusted monthly                              Suite 250
                            general and products                                                       Milwaukee WI 53226
                          completed-operations basis.        Maximum Loss Content: Unlimited              414.443.0000
                        Employee Benefits Liability is
                          included in the form with          Claim Handling adjusted monthly
                        $1,000,000 per occ. $2,000,000       -------------------------------
                                 agg. Limit.                 $695 Each Claim

                                                             Rate: $.44 per Audited Sales
--------------------------------------------------------------------------------------------------------------------------
Automobile               Occurrence Form - $1,000,000        $25,000 Deductible: Including Allocated     Hays Companies
                         limit with coverage for Hired       Loss Adjustment Expense (per accident)    1200 N Mayfair Rd
                            and Non-owned liability                                                        Suite 250
                         included. Sublimits apply to                                                  Milwaukee WI 53226
                         coverages including Personal        Maximum Loss Content: Unlimited              414.443.0000
                          Injury Protection, Medical                  Rate: $2,295 per
                           Payments, Uninsured and           audited power unit - Tractors;
                         Underinsured Motorists etc.         $900 per audited power unit -
                                                             Other than Tractors

--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

Line of Coverage      Named Insureds                 Policy Period   Insurer/Policy Number
------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------
Workers'              Norcraft Companies, L.P.       10/21/03-        Travelers Indemnity
Compensation                                         10/21/04         Company of Illinois
(AZ, WI)
                                                                       TRJ-UB-118D2157-03








------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                  Retroactive Premium
                                                                Adjustments/Loss Sharing
Line of Coverage             Scope of  Coverage                       Arrangements                             Agent
----------------------------------------------------------------------------------------------------------------------------
                                                             Claim Handling
                                                             --------------
                                                             .095 x Total Incurred
                                                             Adjusted Monthly





----------------------------------------------------------------------------------------------------------------------------
Workers'                  Workers Compensation               $250,000 Deductible: including               Hays Companies
Compensation            coverage A on a statutory            Allocated Loss Adjustment Expense,          1200 N Mayfair Rd
 (AZ, WI)                   basis. Coverage B                each accident adjusted monthly                  Suite 250
                          $1,000,000 for Bodily                                                          Milwaukee WI 53226
                         Injury - Each Accident,             Maximum Loss Content: $6.1018 per             414.443.0000
                        $1,000,000 for Disease -             $100 payroll Not less than $3,000,000
                            Policy limit and
                        $1,000,000 for Disease -             Charges other than Claim Handling: -
                              Each Employee                  Deductible Admin. Expense: $.8339 per
                                                             $100 Payroll
                                                             Work Comp Ded. Premium: $.0814 per
                                                             $100 Payroll

                                                             Claim Handling
                                                             --------------
                                                             .095 x Total Incurred, adjusted monthly

                                                             Collateral
                                                             ----------
                                                             Letter of Credit: $1,300,000 in addition
                                                             to $2,450,000 in place
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

                                        Policy    Insurer/Policy      Scope of
Line of Coverage     Named Insureds     Period       Number           Coverage
-------------------------------------------------------------------------------------------------------
Workers'             Norcraft         10/21/03-  Travelers Indemnity   Workers Compensation
Compensation         Companies, L.P.  10/21/04   Company of America   coverage A on a statutory basis.
(All Other States)                                                       Coverage B $1,000,000 for
                                                 TH-UB-118D2145-03     Bodily Injury - Each Accident,
                                                                      $1,000,000 for Disease - Policy
                                                                        limit and $1,000,000 for
                                                                        Disease - Each Employee

















-------------------------------------------------------------------------------------------------------
Canadian General     Norcraft Canada  10/21/03-          Travelers
Liability, Employee  Corporation      10/21/04
Benefits Liability,                                       TBD
Employers Liability
and Non-owned Auto
Liability




-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                      Retroactive Premium
                      Adjustments/Loss Sharing
Line of Coverage      Arrangements                                Agent
-------------------------------------------------------------------------------------
Workers'              $250,000 Deductible: including          Hays Companies
Compensation          Allocated Loss Adjustment Expense,     1200 N Mayfair Rd
(All Other States)    each accident adjusted monthly             Suite 250
                                                             Milwaukee WI 53226
                      Maximum Loss Content: $6.1018 per        414.443.0000
                      $100 payroll Not less than $3,000,000

                      Charges other than Claim Handling: -
                      Deductible Admin. Expense: $.8339 per
                      $100 Payroll
                      Work Comp Ded. Premium: $.0814 per
                      100 Payroll

                      Claim Handling
                      .095 x Total Incurred, adjusted
                      Monthly

                      Collateral
                      etter of Credit: $1,300,000

                      ALL OF ABOVE ARE
                      INCLUDED WITH ALL
                      OTHER STATES
                      PROGRAM
-------------------------------------------------------------------------------------
Canadian General                                             Hays Companies and
Liability, Employee                                          Hunter Keilty Muntz
Benefits Liability,                                           & Beatty Limited
Employers Liability                                            (local broker)
and Non-owned Auto                                             595 Bay Street
Liability                                                         Suite 900
                                                                   Toronto,
                                                               Ontario M5G 2E3
                                                                    Canada

-------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

                                                   Policy    Insurer/Policy              Scope of
Line of Coverage     Named Insureds                Period       Number                   Coverage
---------------------------------------------------------------------------------------------------------------------
Umbrella             Norcraft GP, L.L.C.          10/21/03-   Great American           Occurrence Form - Bodily
                     Norcraft Holdings, L.P.      10/21/04   Insurance Company        Injury and Property Damage
                     Norcraft Companies, L.P.                                          combined single limit of
                     Norcraft Finance Corp.                    TUU 557 57 71          $35,000,000 per occurrence
                     Norcraft Canada Corporation                                            & aggregate

---------------------------------------------------------------------------------------------------------------------
Excess Liability     Norcraft GP, L.L.C.          10/21/03-  National Surety Corp      Occurrence Form - Bodily
                     Norcraft Holdings, L.P.      10/21/04                            Injury and Property Damage
                     Norcraft Companies, L.P.                   XTM76206473            combined single limit of
                     Norcraft Finance Corp.                                           $15,000,000 per occurrence
                     Norcraft Canada Corporation                                             & aggregate

---------------------------------------------------------------------------------------------------------------------
Fiduciary            Norcraft GP, L.L.C.          10/21/03-  Federal Insurance Co. / $3,000,000 Limit of Liaiblity
                     Norcraft Holdings, L.P.      10/21/04                           Claims Made, Pay on Behalf of,
                     Norcraft Companies, L.P.                                          Insured's Duty to Defend


---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                            Rectroactive Premium
                          Adjustments/Loss Sharing
Line of Coverage                 Arrangements                      Agent
----------------------------------------------------------------------------------
Umbrella              Self-Insured Retention: $10,000         Hays Companies
                                                             1200 N Mayfair Rd
                                                                 Suite 250
                                                             Milwaukee WI 53226
                                                                414.443.0000

----------------------------------------------------------------------------------
Excess Liability      Underlying Coverage: Great American     Hays Companies
                      $35,000,000 Umbrella                   1200 N Mayfair Rd
                                                                 Suite 250
                                                            Milwaukee WI 53226
                                                                414.443.0000

----------------------------------------------------------------------------------
Fiduciary                  $0 Retention                       Hays Companies
                                                             1200 N Mayfair Rd
                                                                Suite 250
                                                            Milwaukee WI 53226
                                                                414.443.0000


----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Retroactive Premium
Line of                                Policy      Insurer/                               Adjustment/Loss
Coverage      Name Insureds            Period    Policy Number      Scope of Coverage   Sharing Arrangements         Agent
------------------------------------------------------------------------------------------------------------------------------------
Crime         Norcraft GP, L.L.C.      10/21/03-     Federal      $1,000,000 Limit per  $10,000 Deductible       Hays Companies
              Norcraft Holdings, L.P.  10/21/04   Insurance Co./    Occurrence, Loss                            1200 N Mayfair Rd
              Norcraft Companies, L.P.                                  Discovered                                  Suite 250
                                                                                                                Milwaukee WI 53226
                                                                                                                   414.443.0000

------------------------------------------------------------------------------------------------------------------------------------
Directors &   Norcraft GP, L.L.C.      10/21/03-     Houston       $10,000,000 - D&O       Retentions:           Hays Companies
Officers/     Norcraft Holdings, L.P.  10/21/04   Casualty Co./    $5,000,000 - EPL       $100,000 - D&O        1200 N Mayfair Rd
Employment    Norcraft Companies, L.P.            14-MG-03-A2737  Claims Made, Pay on     $100,000 - EPL           Suite 250
Practices                                                         Behalf of, Insured's                          Milwaukee WI 53226
Liability                                                           Duty to Defend                                 414.443.0000

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Retroactive
                                                                                                     Premium
                                                                                                   Adjustments/
                                                Policy      Insurer/Policy       Scope of          Loss Sharing
Line of Coverage      Named Insureds            Period          Number           Coverage          Arrangements         Agent
------------------------------------------------------------------------------------------------------------------------------------
Excess Directors and  Norcraft GP, L.L.C.       10/21/03-   St. Paul Mercury    $10,000,000 Excess      N/A        Hays Companies
Officers Liability    Norcraft Holdings, L.P.   10/21/04   Insurance Company /    $10,000,000,                    1200 N Mayfair Rd
                      Norcraft Companies, L.P.                 563CM1223        Follow Form Excess                   Suite 250
                                                                                                                  Milwaukee WI 53226
                                                                                                                     414.443.0000





------------------------------------------------------------------------------------------------------------------------------------
Excess Directors and  Norcraft GP, L.L.C.       10/21/03-       Travelers /     $5,000,000 Excess       N/A        Hays Companies
Officers Liability    Norcraft Holdings, L.P.   10/21/04                          $20,000,000,                    1200 N Mayfair Rd
                      Norcraft Companies, L.P.                                  Follow Form Excess                   Suite 250
                                                                                                                  Milwaukee WI 53226
                                                                                                                     414.443.0000





------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Retroactive
                                                                                                     Premium
                                                                                                   Adjustments/
                                              Policy       Insurer/Policy       Scope of           Loss Sharing
Line of Coverage      Named Insureds          Period           Number           Coverage           Arrangements         Agent
------------------------------------------------------------------------------------------------------------------------------------
Directors' and        Norcraft Companies,      12/31/03 to   Great American /  $5,000,000, Claims      $25,000     Hays Companies
Officers' Liability   L.L.C. and its            12/31/09                       Made, Pay on Behalf    Retention   1200 N Mayfair Rd
Run-off Coverage      subsidiaries                                             of, Insurer's Duty                    Suite 250
                                                                                   to Defend                      Milwaukee WI 53226
                                                                                                                     414.443.0000





------------------------------------------------------------------------------------------------------------------------------------
Employment Practices  Norcraft Companies,      12/31/03 to  Federal Insurance  $1,000,000, Claims      $100,000    Hays Companies
Liability Run-off     L.L.C.and its              12/31/09          Co./        Made, Pay on Behalf     Retention  1200 N Mayfair Rd
Coverage              subsidiaries                                             of,Insurer's Duty                     Suite 250
                                                                                  to Defend                       Milwaukee WI 53226
                                                                                                                    414.443.0000





------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Retroactive
                                                                                                       Premium
                                                                                                     Adjustments/
                                                  Policy       Insurer/Policy       Scope of         Loss Sharing
Line of Coverage     Named Insureds               Period           Number           Coverage         Arrangements         Agent
------------------------------------------------------------------------------------------------------------------------------------
Excess Employment    Norcraft Companies, L.L.C.  12/31/03-     Great American /  $2,000,000 excess        N/A       Hays Companies
Practices Liability  and its subsidiaries        12/31/09                       $1,000,000, Follow                1200 N Mayfair Rd
                                                                                    Form Excess                       Suite 250
                                                                                                                  Milwaukee WI 53226
                                                                                                                     414.443.0000




------------------------------------------------------------------------------------------------------------------------------------
Fiduciary Liability  Norcraft Companies, L.L.C.  12/31/03 to  Federal Insurance  $3,000,000 Limit,        $0        Hays Companies
Run-off              and its subsidiaries          12/31/09          Co/         Claims Made, Pay on              1200 N Mayfair Rd
                                                                                Behalf of, Insurer's                  Suite 250
                                                                                  Duty to Defend                  Milwaukee WI 53226
                                                                                                                     414.443.0000




------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 3.23

                              Acquisition Documents

Unit Purchase Agreement, dated August 29, 2003, by and among Norcraft Holdings, L.L.C., Norcraft Companies, L.L.C., Goense, Bounds & Partners B, L.P. and the Sellers listed on the schedules thereto (the "Unit Purchase Agreement").

       Kirkland & Ellis opinion attached as Exhibit A to the Unit Purchase Agreement.

       Terms of the Allstate Legal opinion attached as Exhibit B to the Unit Purchase Agreement.

       Financing Commitment letters attached as Exhibit C to the Unit Purchase Agreement.

       Norcraft Companies, L.L.C. Certificate attached as Exhibit D to the Unit Purchase Agreement.

       Ropes & Gray, LLP opinion attached as Exhibit E to the Unit Purchase Agreement.

       Norcraft Holdings, L.L.C. Certificate attached as Exhibit F to the Unit Purchase Agreement.

       Equity Commitment Letters attached as Exhibit G to the Unit Purchase Agreement.

Escrow Agreement, dated October 21, 2003 by and among Pfingsten Partners, LLC, GB Management, L.P., Norcraft Holdings, L.L.C. and Bank One, National Association, attached as Exhibit H to the Unit Purchase Agreement.

Lease, dated October 21, 2003 between Mohave Holdings, LLC and Norcraft Companies, L.L.C., attached as Exhibit I to the Unit Purchase Agreement.

Amendment and Waiver, dated as of October 2, 2003 by and among Norcraft Companies, L.L.C., Norcraft Holdings, L.L.C., Pfingsten Partners, L.L.C., GB Management, L.P. and the other signatories thereto to the Unit Purchase Agreement dated as of August 29, 2003 amongst the same parties.

Norcraft Holdings, L.L.C. Limited Liability Company Agreement dated as of August 21, 2003.

Deferred Compensation Letter from Norcraft Holdings, L.P. to Francis Ploetz, dated as of October 21, 2003.

Deferred Compensation Letter from Norcraft Holdings, L.P. to Leigh Ginter, dated as of October 21, 2003.

Deferred Compensation Letter from Norcraft Holdings, L.P. to David Van Horne, dated as of October 21, 2003.

Deferred Compensation Letter from Norcraft Holdings, L.P. to John Swedeen, dated as of October 21, 2003.

Deferred Compensation Letter from Norcraft Holdings, L.P. to Simon Solomon, dated as of October 21, 2003.

Contribution Agreement, dated as of October 21, 2003, by and among Norcraft Holdings, L.P., Mark Buller, David Buller, James Buller, Phil Buller, Herb Buller, Erna Buller, HEB Norcraft Holdings Corp. and HMB Norcraft Corp.

Employment Letter from Norcraft Holdings, L.P. to Mark Buller, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to Francis Ploetz, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to Leigh Ginter, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to David Van Horne, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to John Swedeen, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to Simon Solomon, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to Carl Bohn, dated as of October 21, 2003.

Norcraft GP, L.L.C., Amended and Restated Limited Liability Company Agreement, dated as of the Closing date among SKM Blocker Corp., TCP Blocker Corp., Mark Buller and Herb Buller.

Norcraft Holdings, L.P., Agreement of Limited Partnership, dated September 30, 2003.

Norcraft Holdings, L.P., Amended and Restated Agreement of Limited Partnership, dated October 21, 2003.

Norcraft Companies, L.P. Agreement of Limited Partnership, dated October 21,
2003

Management and Monitoring Agreement between Saunders Karp & Megrue and Trimaran Capital Partners and Norcraft Companies, L.P.

                                Schedule 4.01(f)

                                  Local Counsel

         ----------------------------------------------------------------------
              Jurisdiction                        Counsel

         ----------------------------------------------------------------------
         Canada                      Aikins, MacAulay & Thorvaldson LLP
                                     30/th/ Floor, Commodity Exchange Tower
                                     360 Main Street
                                     Winnipeg, Manitoba R3C 4G1

         ----------------------------------------------------------------------
         Colorado Ballard Spahr Andrews & Ingersoll, LLP Seventeenth Street Plaza Building
                                     1225 17/th/ Street
                                     Suite 2300
                                     Denver, CO 80202-5596

         ----------------------------------------------------------------------
         Minnesota                   Dorsey & Whitney LLP
                                     Suite 1500, 50 South Sixth Street
                                     Minneapolis, MN 55402-1498

         ----------------------------------------------------------------------
         Missouri                    Stinson Morrison Hecker LLP
                                     2600 Grand Boulevard
                                     Kansas City, MO 64108

         ----------------------------------------------------------------------
         North Carolina              The Law Offices of Lowry & Associates
                                     8358 Six Forks Road, Suite 104
                                     Raleigh, NC 27615

         ----------------------------------------------------------------------
         South Dakota                Thomas Nooney Braun Solay & Bernard, LLP
                                     1301 Omaha Street, Suite 224
                                     P.O. Box 8108
                                     Rapid City, SD 57701

         ----------------------------------------------------------------------
         Virginia                    McGuire, Woods, Battle & Boothe
                                     One James Center
                                     901 East Cary Street
                                     Richmond, VA 23219-4030

         ----------------------------------------------------------------------

                              Schedule 4.01(m)(vi)

                           Landlord Access Agreements

3030 Denmark Avenue, Suite 100, Eagan, MN 55121

3004 Alvarado Street, San Leandro, CA 94577

9861 Currie Davis Drive, Tampa, FL 33619

1995 Gandalf Way, Yucca, AZ 86438

                              Schedule 4.01(n)(iii)

                             Title Insurance Amounts

      ---------------------------------------------------------------------
               Property                           Title Commitment

      ---------------------------------------------------------------------
      Cottonwood, MN                           $ 3,507,500


      ---------------------------------------------------------------------
      Liberty, NC                              $ 5,924,800


      ---------------------------------------------------------------------
      Lynchburg, VA                            $ 4,745,015


      ---------------------------------------------------------------------
      Newton, KS                               $10,955,728


      ---------------------------------------------------------------------
      Sioux Falls, SD                          $   900,820


      ---------------------------------------------------------------------
      Colorado Springs, CO                     $ 1,321,350


      ---------------------------------------------------------------------

                                Schedule 6.01(b)

                              Existing Indebtedness

 None.

                                Schedule 6.02(c)

                                 Existing Liens

Each of the liens and other encumbrances excepted as being prior to the Lien of the Mortgages as set forth in (a) Schedule B to the marked Pro Forma Policies issued by Chicago Title Insurance Corporation dated as of the date hereof and delivered to Collateral Agent, bearing Chicago Title Insurance Corporation reference number (i) CTIC #LC 10-03-5579R, (ii) CTIC #PT2003-04247, (iii) CTIC #2378-01064, (iv) CTIC #22501, (v) CTIC #7091T and (vi) CTIC #1376641 and (b) in
the opinion of Fillmore Riley, as Canadian Counsel to the Collateral Agent, delivered to the Collateral Agent on the date hereof, in each case relating to the real property described in the Mortgages.

         ------------------------------------------------------------------------------------------------
                                                                     Secured
         Debtor                Jurisdiction            Filing        Party               Description
         ------                ------------            ------        -----               -----------
         ------------------------------------------------------------------------------------------------
         NORCRAFT COMPANIES
         ------------------
         ------------------------------------------------------------------------------------------------
         Norcraft              Arizona, Maricopa    Local judgment   Hidden Lakes        $4,111.97
         Companies, Inc.       County                                Homeowners
         (co-defendant)                                              Association
                                                                     (Plaintiff)
         ------------------------------------------------------------------------------------------------
         Norcraft Companies    California,          State tax lien   State of            $1,256.39
                               Alameda County                        California Board
                                                    See below        of Equalization

         ------------------------------------------------------------------------------------------------
         Norcraft Companies    California,          Pending Suit     Bolles              Case
         (Cross Defendant)     Alameda Superior                                          settled.
                               Court                                                     Formal lien
                                                                                         release in
                                                                                         process.
         ------------------------------------------------------------------------------------------------
         Norcraft              Delaware             UCC-1            Case Credit         Office
         Companies, L.L.C.     Secretary of State                    Corporation         equipment
                                                                                         (operating
                                                                                         lease)
         ------------------------------------------------------------------------------------------------
         Norcraft              Delaware             UCC-1            Carlson Systems     Pneumatic
         Companies, L.L.C.     Secretary of State                    Corp                tools
         and Norcraft                                                                    (operating
         Companies                                                                       lease)
         ------------------------------------------------------------------------------------------------
         Norcraft              Delaware             UCC-1            Carlson Systems     Pneumatic
         Companies, Inc.       Secretary of State                    Corp                tools
                                                                                         (operating
                                                                                         lease)
         ------------------------------------------------------------------------------------------------
         Norcraft              Kansas Secretary     UCC-1            Green Tree          Certain
         Companies, L.L.C.     of State                              Vendor Services     equipment
                                                                     Group               (operating
                                                                                         lease)
         ------------------------------------------------------------------------------------------------
         Norcraft              Kansas Secretary     UCC Assignment   Wells Fargo         Certain
         Companies, L.L.C.     of State                              Financial           equipment
                                                                     Leasing Inc.        (operating
                                                                                         lease)
                                                                     [as assignee of
                                                                     Green Tree
                                                                     Vendor Services
                                                                     Group]
         ------------------------------------------------------------------------------------------------
         Norcraft Companies    Kansas Secretary     UCC-1            Nickander           Certain
                               of State                              Associates. Inc.    equipment
                                                                                         (operating
                                                                                         lease)
         ------------------------------------------------------------------------------------------------
         Norcraft              Kansas Secretary     UCC-1            Wells Fargo         Certain
         Companies, L.L.C.     of State                              Financial           equipment
                                                                     Leasing Inc.        (operating
                                                                                         lease)
         ------------------------------------------------------------------------------------------------
         Norcraft              Kansas, Harvey       Pending suit     Peter A.            Case
         Companies, L.L.C.     District Court       re: wrongful     Alderete            dismissed.
         (Defendant)                                termination      (Plaintiff)         Formal lien
                                                                                         release in
                                                                                         process.
         ------------------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------------
                                                                     Secured
         Debtor                Jurisdiction         Filing           Party               Description
         ------                ------------         ------           -----               -----------
         ------------------------------------------------------------------------------------------------
         Norcraft Companies    Minnesota            UCC-1            Herc-U-Lift, Inc.   Forklift
                               Secretary of State                                        (operating
                                                                                         lease)
         ------------------------------------------------------------------------------------------------
         Norcraft              South Dakota         UCC-1            Cas Marshall        Certain
         Companies, L.L.C.     Secretary of State                    d/b/a Boerboom      equipment
                                                                     Implement           (operating
                                                                                         lease)
         ------------------------------------------------------------------------------------------------
         Norcraft              Minnesota            UCC-1            Nickander           Particle
         Companies, L.L.C.     Secretary of State                    Associates, Inc.    board (supply
                                                                                         inventory)
         ------------------------------------------------------------------------------------------------
         Norcraft Company      Minnesota            UCC-1            Herc-U-Lift, Inc.   Forklift
                               Secretary of State                                        (operating
                                                                                         lease)
         ------------------------------------------------------------------------------------------------
         Norcraft Company      Minnesota            UCC-1            Herc-U-Lift, Inc.   Forklift
                               Secretary of State                                        (operating
                                                                                         lease)
         ------------------------------------------------------------------------------------------------
         Norcraft              Minnesota            UCC-1            Associates          Forklift
         Companies, L.L.C.     Secretary of State                    Leasing, Inc.       (operating
                                                                                         lease)
         ------------------------------------------------------------------------------------------------
         Norcraft              Minnesota            UCC-1            Citicorp North      Forklift
         Companies, L.L.C.     Secretary of State                    America, Inc.       (operating
                                                                                         lease)
         ------------------------------------------------------------------------------------------------

                                Schedule 6.04(b)

                              Existing Investments

See Schedule 3.09(a)

                                                                       EXHIBIT A

                                    [Form of]
                          ADMINISTRATIVE QUESTIONNAIRE

             ADMINISTRATIVE QUESTIONNAIRE--NORCRAFT COMPANIES, L.P.


-----------------------------------------------------------------------------------------------------
Lending Institution:
                     --------------------------------------------------------------------------------
Name for Signature Pages:
                          ---------------------------------------------------------------------------
                          Will sign Credit Agreement: [ ]
                          Will come via Assignment:   [ ]  Number of Days post-closing:
                                                                                       --------------
Name for Signature Blocks:
                           --------------------------------------------------------------------------
Name for Publicity:
                           --------------------------------------------------------------------------
Address:
                           --------------------------------------------------------------------------
Main Telephone:
                           --------------------------------------------------------------------------
Telex No./Answer back:
                           --------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

CONTACT-Credit            Name:
                                ---------------------------------------------------------------------
                       Address:
                                ---------------------------------------------------------------------

                                ---------------------------------------------------------------------
                     Telephone:
                                ---------------------------------------------------------------------
                           Fax:
                                ---------------------------------------------------------------------

CONTACT-Operations        Name:
                                ---------------------------------------------------------------------
                       Address:
                                ---------------------------------------------------------------------

                                ---------------------------------------------------------------------
                     Telephone:
                                ---------------------------------------------------------------------
                           Fax:
                                ---------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

PAYMENT INSTRUCTIONS
-----------------------------------------------------------------------------------------------------

Bank Name:
                      -------------------------------------------------------------------------------
ABA/Routing No.:
                      -------------------------------------------------------------------------------
Account Name:
                      -------------------------------------------------------------------------------
Account No.:
                      -------------------------------------------------------------------------------
For further credit:
                      -------------------------------------------------------------------------------
Account No.:
                      -------------------------------------------------------------------------------
Attention:
                      -------------------------------------------------------------------------------
Reference:
                      -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UBS AG, STAMFORD BRANCH, ADMINISTRATIVE DETAILS
--------------------------------------------------------------------------------

UBS AG, Stamford Branch           Account Administrator   Secondary Contact
                                  ---------------------   -----------------
677 Washington Boulevard          Attn: [         ]       Attn: [         ]
Stamford, Connecticut  06901      Tel:  [         ]       Tel:  [         ]
Main Telephone: (203)719-3000     Fax:  [         ]       Fax:  [         ]

Wire Instructions:                The Agent's wire instructions will be
                                  disclosed at the time of closing.

                                                                       EXHIBIT B

                                    [Form of]
                            ASSIGNMENT AND ACCEPTANCE

     Reference is made to the Credit Agreement dated as of October 21, 2003, among Norcraft Companies, L.P., a Delaware limited partnership ("Borrower"), Norcraft Holdings, L.P., a Delaware limited partnership ("Holdings"), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC, as bookmanager and lead arranger (in such capacity, the "Lead Arranger"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (in such capacity, the "Syndication Agent"), WACHOVIA CAPITAL MARKETS, LLC, as co-arranger (the "Co-Arranger"), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, the "Swingline Lender"), UBS AG, STAMFORD BRANCH, as Issuing Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Secured Parties and the Issuing Bank (in such capacity, the "Collateral Agent") and CIT LENDING SERVICES CORPORATION, as documentation agent (in such capacity, the "Documentation Agent").

     1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Closing Date set forth below (but not prior to the registration of the information contained herein in the Register pursuant to
Section 11.04(d) of the Credit Agreement except as otherwise provided in the Credit Agreement), the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the Swingline Commitment, Revolving Commitment and the Term Loans, Swingline Loans, Revolving Loans and participations held by the Assignor in Letters of Credit which are outstanding on the Closing Date. From and after the Closing Date (a) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and
(b) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     2. The Assignor (a) warrants that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim and that its Commitment, and the outstanding balances of its Revolving Loans, without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance and (b) except as set forth in (a) above, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, or the financial condition of Holdings, Borrower or any Subsidiary or the performance or observance by Holdings, Borrower or any Subsidiary of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto

     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance, (b) confirms that it has received a copy of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance, (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto, (d) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms thereof, together with such powers as are incidental thereto and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

     4. This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, the forms specified in Section 2.15(e) of the Credit Agreement, duly completed and executed by such Assignee, (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form of Exhibit A to the Credit Agreement and (iii) a processing and recordation fee of $3,500.

     5. This Assignment and Acceptance shall be construed in accordance with and governed by the law of the State of New York without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

     6. Date of Assignment:

     7. Legal Name of Assignor:

     8. Legal Name of Assignee:

     9. Assignee's Address for Notices:

     10. Closing Date of Assignment (may not be fewer than 5 Business Days after the Date of Assignment unless the Assignee is an Affiliate or a Lender Affiliate of the Assignor or the Administrative Agent shall otherwise agree):

     11. Percentage Assigned of Applicable Loan/Commitment:

                                             Percentage Assigned of
                                           Applicable Loan/Commitment
                                       (set forth, to at least 8 decimals,
                                         as a percentage of the Loan and
                    Principal Amount      the aggregate Commitments of
Loan/Commitment         Assigned            all Lenders thereunder)
-----------------   ----------------   -----------------------------------
Term Loans                  $                          %
Revolving Loans             $                          %
Letters of Credit           $                          %
Swingline Loans             $                          %

                            [Signature Page Follows.]

                                        The terms set forth above are hereby
                                        agreed to:

                                        [                     ],
                                         ---------------------
                                          as Assignor


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        [                     ],
                                         ---------------------
                                          as Assignee


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Accepted:*

NORCRAFT COMPANIES, L.P.

By: NORCRAFT GP, L.L.C., its General Partner


By:
    ------------------------------------
    Name:
    Title:

UBS AG, STAMFORD BRANCH,
   as Administrative Agent, Collateral
   Agent and Issuing Bank


By:
    ------------------------------------
    Name:
    Title:


By:
    ------------------------------------
    Name:
    Title:


UBS LOAN FINANCE LLC,
   as Swingline Lender


By:
    ------------------------------------
    Name:
    Title:


By:
    ------------------------------------
    Name:
    Title:

----------
* To be completed to the extent consent is required under Section 11.04(b) of the Credit Agreement.

                                                                       EXHIBIT C

                                    [Form of]
                                BORROWING REQUEST

UBS AG, Stamford Branch,
as Administrative Agent for
the Lenders referred to below,
677 Washington Boulevard
Stamford, Connecticut 06901

Attention:
           -----------------

                Re: Norcraft Companies, L.P. and its Subsidiaries

                                                              ------------,-----

Ladies and Gentlemen:

     Reference is made to the Credit Agreement dated as of October 21, 2003, among Norcraft Companies, L.P., a Delaware limited partnership ("Borrower"), Norcraft Holdings, L.P., a Delaware limited partnership ("Holdings"), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC, as bookmanager and lead arranger (in such capacity, the "Lead Arranger"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (in such capacity, the "Syndication Agent"), WACHOVIA CAPITAL MARKETS, LLC, as co-arranger (the "Co-Arranger"), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, the "Swingline Lender"), UBS AG, STAMFORD BRANCH, as Issuing Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Secured Parties and the Issuing Bank (in such capacity, the "Collateral Agent") and CIT LENDING SERVICES CORPORATION, as documentation agent (in such capacity, the "Documentation Agent"). Borrower hereby gives you notice pursuant to Section
2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)  Class of Borrowing                           Revolving Borrowing
                                                  Term Borrowing

(B)  Principal amount of
        Borrowing/a/                              ------------------------------

(C)  Date of Borrowing
        (which is a Business Day)                 ------------------------------
                                                  [ABR] [Eurodollar] [Swingline]
(D)  Type of Borrowing

----------
/a/ Loans (other than Swingline Loans) must be in an amount that is at least $1,000,000 and an integral multiple of $500,000 or equal to the remaining available balance of the applicable Commitments. Swingline Loans must be in an amount that is at least $100,000 and an integral multiple of $50,000 above such amount.

(E)  Interest Period and the last day thereof/b/
                                                    ----------------------------

(F)  Funds are requested to be disbursed to Borrower's account with UBS AG,
     Stamford Branch (Account No.          ).
                                  --------

     Borrower hereby represents and warrants that the conditions to lending specified in Sections 4.02(b), (c) and (d) of the Credit Agreement are satisfied as of the date hereof.

                            [Signature Page Follows.]

----------
/b/ Shall be subject to the definition of "Interest Period" in the Credit
    Agreement.

                                                NORCRAFT COMPANIES, L.P.

                                                By: NORCRAFT GP, L.L.C., its
                                                       General Partner


                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title: [Responsible Officer]

                                                                       EXHIBIT D

                                    [Form of]
                            INTEREST ELECTION REQUEST

UBS AG, Stamford Branch,
as Administrative Agent
677 Washington Boulevard
Stamford, Connecticut 06901

Attention:
           -----------------

                                                              ------------,-----

                          Re: Norcraft Companies, L.P.

Ladies and Gentlemen:

     This Interest Election Request is delivered to you pursuant to Section 2.08 of the Credit Agreement dated as of October 21, 2003, among Norcraft Companies, L.P., a Delaware limited partnership ("Borrower"), Norcraft Holdings, L.P., a Delaware limited partnership ("Holdings"), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC, as bookmanager and lead arranger (in such capacity, the "Lead Arranger"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (in such capacity, the "Syndication Agent"), WACHOVIA CAPITAL MARKETS, LLC, as co-arranger (the "Co-Arranger"), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, the "Swingline Lender"), UBS AG, STAMFORD BRANCH, as Issuing Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Secured Parties and the Issuing Bank (in such capacity, the "Collateral Agent") and CIT LENDING SERVICES CORPORATION, as documentation agent (in such capacity, the "Documentation Agent").

     Borrower hereby requests that on              /a/ (the "Interest Election
                                      -------------
Date"),

          1. $           of the presently outstanding principal amount of the
              ----------
     Loans originally made on         ,
                              --------

          2. and all presently being maintained as [ABR Loans] [Eurodollar
     Loans],

----------
/a/ Shall be a Business Day that is (a) the date hereof in the case of a conversion into ABR Loans to the extent this Interest Election Request is delivered to the Administrative Agent prior to 11:00a.m. New York City time on the date hereof, otherwise the Business Day following the date of delivery hereof, and (b) at least three Business Days following to the date hereof in the case of a conversion into/continuation of Eurodollar Loans to the extent this Interest Election Request is delivered to the Administrative Agent prior to 11:00 a.m. New York City time on the date hereof, otherwise the third Business Day following the date of delivery hereof.

          3. be [converted into] [continued as],

          4. [Eurodollar Loans having an Interest Period of [one/two/three/six months] [ABR Loans].

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Interest Election Date, both before and after giving effect thereto and to the application of the proceeds therefrom:

          (a) the foregoing [conversion] [continuation] complies with the terms and conditions of the Credit Agreement (including, without limitation, Section 2.08 of the Credit Agreement);

          (b) no Default has occurred and is continuing, or would result from such proposed [conversion] [continuation].

                            [Signature Page Follows.]

     Borrower has caused this Interest Election Request to be executed and delivered by its duly authorized officer as of the date first written above.

                                                NORCRAFT COMPANIES, L.P.

                                                By: NORCRAFT GP, L.L.C., its
                                                       General Partner


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

                                                                       EXHIBIT E

                                    [Form of]
                                JOINDER AGREEMENT

     Reference is made to the Credit Agreement, dated as of October 21, 2003, among Norcraft Companies, L.P., a Delaware limited partnership ("Borrower"), Norcraft Holdings, L.P., a Delaware limited partnership ("Holdings"), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC, as bookmanager and lead arranger (in such capacity, the "Lead Arranger"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (in such capacity, the "Syndication Agent"), WACHOVIA CAPITAL MARKETS, LLC, as co-arranger (the "Co-Arranger"), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, the "Swingline Lender"), UBS AG, STAMFORD BRANCH, as Issuing Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Secured Parties and the Issuing Bank (in such capacity, the "Collateral Agent") and CIT LENDING SERVICES CORPORATION, as documentation agent (in such capacity, the "Documentation Agent").

                              W I T N E S S E T H:

     WHEREAS, the Guarantors have entered into the Credit Agreement and the U.S. Security Agreement in order to induce the Lenders to make the Loans and issue Letters of Credit to or for the benefit of Borrower;

     WHEREAS, pursuant to Section 5.10(b) of the Credit Agreement and Section
3.5 of the U.S. Security Agreement, each Subsidiary (other than any Foreign Subsidiary) that was not in existence on the date of the Credit Agreement is required to become a Guarantor under the Credit Agreement and a Guarantor and Pledgor under the U.S. Security Agreement by executing a Joinder Agreement. The undersigned Subsidiary (the "New Guarantor") is executing this joinder agreement ("Joinder Agreement") to the Credit Agreement in order to induce the Lenders to make additional Revolving Loans and issue Letters of Credit and as consideration for the Loans previously made and Letters of Credit previously issued.

     NOW, THEREFORE, the Administrative Agent, Collateral Agent and the New Guarantor hereby agree as follows:

     1. Guarantee. In accordance with Section 5.10(b) of the Credit Agreement and 3.5 of the U.S. Security Agreement, the New Guarantor by its signature below becomes a Guarantor under the Credit Agreement and a Pledgor under the U.S. Security Agreement with the same force and effect as if originally named therein as a Guarantor and a Pledgor.

     2. Representations and Warranties. The New Guarantor hereby (a) agrees to all the terms and provisions of the Credit Agreement and the U.S. Security Agreement applicable to it as a Guarantor and a Pledgor, respectively, thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor and a Pledgor, respectively, thereunder are true and correct in all material respects (except that any representation and warranty that is qualified as to "materiality" or "Material Adverse Effect" shall be true and correct in all respects) on and as of the date hereof. Each reference to a Guarantor in the Credit Agreement shall be deemed to include the New Guarantor. The New Guarantor hereby attaches supplements of each of the schedules to the Credit Agreement and the U.S. Security Agreement applicable to it.

     3. Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     4. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.

     5. No Waiver. Except as expressly supplemented hereby, the Credit Agreement and the Security Agreement shall remain in full force and effect.

     6. Notices. All notices, requests and demands to or upon the New Guarantor, any Agent or any Lender shall be governed by the terms of Section 11.01 of the Credit Agreement.

     7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

                            [Signature Pages Follow.]

     IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                                [NEW GUARANTOR]


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

Address for Notices:

                        [Note: Schedules to be attached]

                                                UBS AG, STAMFORD BRANCH, as
                                                   Administrative Agent and
                                                   Collateral Agent


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

  1                                                                    EXHIBIT F

  2                                 [Form of]
  3                         LANDLORD ACCESS AGREEMENT

  4                        LANDLORD'S ACCESS AGREEMENT

  5       THIS LANDLORD'S ACCESS AGREEMENT (the "Agreement") is made and entered
  6  into as of                 , by and between                         ,
  7             ----------------                 ------------------------
  8  having an office at                                     ("Landlord") and
  9                      ------------------------------------
 10 UBS AG, STAMFORD BRANCH, as collateral agent for the benefit of the Secured 11 Parties (as defined in the Credit Agreement (as hereinafter defined)),
 12 having an office at 677 Washington Boulevard, Stamford, Connecticut 06901 13 (in such capacity, "Collateral Agent").

 14                                 RECITALS:

 15       A. Landlord is the record title holder and owner of the real property
 16  described in Schedule A attached hereto (the "Real Property").

 17       B. Landlord has leased all or a portion of the Real Property (the
 18  "Leased Premises") to [               ] ("Lessee") pursuant to a certain
 19                         ---------------
 20  lease agreement or agreements described in Schedule B attached hereto
 21 (collectively, and as amended, amended and restated, supplemented or 22 otherwise modified from time to time, the "Lease").

 23       C. [    ] ("Borrower") and Collateral Agent, among others, have
 24           ----
 25  entered into a credit agreement, dated as of          , 200[ ], (as
 26                                               ---------      -
 27 amended, amended and restated, supplemented or otherwise modified from time 28 to time, the "Credit Agreement"; capitalized terms used and not otherwise 29 defined herein shall have the meanings assigned to such terms in the Credit 30 Agreement), pursuant to which the Lenders have agreed to make certain loans 31 to Borrower (collectively, the "Loans").

 32       D. [The Lessee is a subsidiary of Borrower.] [Borrower is a subsidiary
 33  of the Lessee]/a/

 34       E. [The Lessee has, pursuant to the Credit Agreement, guaranteed the
 35  obligations of the Borrower under the Credit Agreement and the other
 36  documents evidencing and securing the Loans (collectively, the "Loan
 37  Documents").]/b/

 38  ----------

 39  /a/ Include one of these alternatives if Borrower is not the Lessee.

 40  /b/ Include if Borrower is not the Lessee

 41                                    -2-

 42       F. As security for the payment and performance of Lessee's Obligations
 43 under the Credit Agreement and the other [documents evidencing and securing 44 the Loans (collectively, the "Loan Documents")] [Loan Documents],
 45 Collateral Agent (for the benefit of the Secured Parties) has or will 46 acquire a security interest in and lien upon all of Lessee's personal
 47 property, inventory, accounts, goods, machinery, equipment, furniture and 48 fixtures (together with all additions, substitutions, replacements and 49 improvements to, and proceeds of, the foregoing, collectively, the 50 "Personal Property")

 51       G. Collateral Agent has requested that Landlord execute this Agreement
 52  as [a condition precedent to the making of the Loans under the Credit
 53  Agreement] [part of Borrower's continuing obligations under the Credit
 54  Agreement].

 55                                AGREEMENT:

 56       NOW, THEREFORE, for and in consideration of the premises and other
 57 good and valuable consideration, the receipt and sufficiency of which are 58 hereby acknowledged, Landlord hereby represents, warrants and agrees in 59 favor of Collateral Agent, as follows:

 60       1. Landlord certifies that (i) Landlord is the landlord under the
 61 Lease described in Schedule B attached hereto and (ii) the Lease is in full 62 force and effect and has not been amended, modified or supplemented except 63 as set forth in Schedule B hereto.

 64       2. Landlord agrees that Collateral Agent has the right to remove the
 65 Personal Property from the Leased Premises at any time in accordance with 66 the terms of the Loan Documents; provided that Collateral Agent shall 67 repair any damage arising from such removal. Landlord further agrees that 68 it will not hinder Collateral Agent's actions in removing Personal Property 69 from the Leased Premises or Collateral Agent's actions in otherwise
 70 enforcing its security interest in the Personal Property. Collateral Agent 71 shall not be liable for any diminution in value of the Leased Premises
 72 caused by the absence of Personal Property actually removed or by the need 73 to replace the Personal Property after such removal. Landlord acknowledges 74 that Collateral Agent shall have no obligation to remove the Personal
 75  Property from the Leased Premises.

 76       3. Landlord acknowledges and agrees that Lessee's granting of a
 77 security interest in the Personal Property in favor of the Collateral Agent 78 (for the benefit of the Secured Parties) shall not constitute a default
 79 under the Lease nor permit Landlord to terminate the Lease or re-enter or 80 repossess the Leased Premises or otherwise be the basis for the exercise of 81 any remedy by Landlord and Landlord hereby expressly consents to the 82 granting of such security interest.

 83       4. The terms and provisions of this Agreement shall inure to the
 84  benefit of and be binding upon the successors and assigns of Landlord
 85 (including, without limitation, any successor owner of the Real Property) 86 and Collateral Agent. Landlord will disclose the terms and conditions of 87 this Agreement to any purchaser or successor to Landlord's interest in the 88 Leased Premises.

 89       5. All notices to any party hereto under this Agreement shall be in
 90 writing and sent to such party at its respective address set forth above 91 (or at such other address as shall be designated by

 92 such party in a written notice to the other party complying as to delivery 93 with the terms of this Section 7) by certified mail, postage prepaid, 94 return receipt requested or by overnight delivery service.

 95       6. The provisions of this Agreement shall continue in effect until
 96 Landlord shall have received Collateral Agent's written certification that 97 the Loans have been paid in full and all of Borrower's other Obligations 98 under the Credit Agreement and the other Loan Documents have been 99 satisfied.

100       7. THE INTERPRETATION, VALIDITY AND ENFORCEMENT OF THIS AGREEMENT
101 SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, 102 WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

103       8. Landlord agrees to execute, acknowledge and deliver such further
104  instruments as Collateral Agent may request to allow for the proper
105  recording of this Agreement (including, without limitation, a revised
106 landlord's access agreement in form and substance sufficient for recording) 107 or to otherwise accomplish the purposes of this Agreement.

108       IN WITNESS WHEREOF, Landlord and Collateral Agent have caused this
109 Agreement to be duly executed and delivered by their duly authorized 110 officers as of the date first above written.

111                                     ---------------------------------------,

112                                     as Landlord


113                                     By:
114                                         ------------------------------------
115                                         Name:
116                                         Title:


117                                     UBS AG, STAMFORD BRANCH,
118                                        as Collateral Agent


119                                     By:
120                                         ------------------------------------
121                                         Name:
122                                         Title:


123                                     By:
124                                         ------------------------------------
125                                         Name:
126                                         Title:

                                   Schedule A

                          Description of Real Property

                                                                       EXHIBIT G

                                    [Form of]
                                    MORTGAGE

================================================================================

                 DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

                                       BY
                            NORCRAFT COMPANIES, L.P.,

                                   as Grantor,

                                       TO

 [             ], a [        ] corporation, having an address of [             ]
  -------------      --------                                     -------------
                          as Trustee for the benefit of

                            UBS AG, STAMFORD BRANCH,

                        as Collateral Agent, Beneficiary

                          Dated as of October 21, 2003

                            Relating to Premises in:
                                 [            ]
                                  ------------

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                This instrument prepared by and, after recording,
                                please return to:

                              Athy A. Mobilia, Esq.
                           Cahill Gordon & Reindel LLP
                                 80 Pine Street
                               New York, NY 10005

             DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY
                          AGREEMENT AND FIXTURE FILING

          DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (the "Deed of Trust"), dated as of October 21, 2003, made by Norcraft Companies, L.P., a Delaware limited partnership having an office at 3020 Denmark Avenue, Eagan, MN 55121, as mortgagor, assignor and debtor (in such capacities and together with any successors in such capacities, the "Grantor"), successor in interest to Norcraft Companies, L.L.C., also index as "grantor", to
[                     ], having an address of [                     ], as
 ---------------------                         ---------------------
trustee ("Trustee"), index as "grantee", in favor of UBS AG, STAMFORD BRANCH, a Swiss banking corporation having an office at 677 Washington Boulevard, Stamford, Connecticut, 06901, in its capacity as collateral agent for Secured Parties (as hereinafter defined), as beneficiary, assignee and secured party (in such capacities and together with any successors in such capacities, the "Beneficiary"), index as "grantee".

                                R E C I T A L S :

          A. Pursuant to that certain credit agreement, dated as of October 21, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Norcraft Companies, L.P., a Delaware limited partnership ("Borrower"), Norcraft Holdings, L.P., a Delaware limited partnership ("Holdings"), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC, as bookmanager and lead arranger (in such capacity, the "Lead Arranger"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (in such capacity, the "Syndication Agent"), WACHOVIA CAPITAL MARKETS, LLC, as co-arranger (the "Co-Arranger"), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, the "Swingline Lender"), and UBS AG, STAMFORD BRANCH, as Issuing Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Secured Parties and the Issuing Bank (in such capacity, the "Collateral Agent"), the Lenders have agreed to make to or for the account of the Borrower certain Loans and issue certain Letters of Credit.

          B. Each Original Guarantor (as defined in the Credit Agreement) has, pursuant to the Credit Agreement, among other things, unconditionally guaranteed the obligations of the Borrower under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

          C. The Grantor is or will be the legal and/or beneficial owner of the Trust Property.

          D. It is a condition to the obligations of the Lenders to make the Loans under the Credit Agreement and issue the Letters of Credit that the Grantor execute and deliver the applicable Loan Documents, including this Deed of Trust.

          E. This Deed of Trust is given by the Grantor to the Trustee in favor of the Collateral Agent, as Beneficiary, for its benefit and the benefit of the other Secured Parties to secure the payment and performance of all of the Secured Obligations.

                               A G R E E M E N T :

          NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby covenants and agrees with the Beneficiary as follows:

                                   ARTICLE I.

                         DEFINITIONS AND INTERPRETATION

          SECTION 1.1. Definitions. (a) Capitalized terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement, including the following:

          "Administrative Agent"; "Affiliate"; "Agent"; "Business Day"; "Commitment"; "Environmental Law"; "Event of Default"; "GAAP"; "Guarantors"; "Hazardous Materials"; "Letter of Credit"; "Lenders"; "Lien"; "Loan Documents"; "Loan Parties"; "Loans"; "Net Cash Proceeds"; "Notes"; "Officers' Certificate"; "Permitted Liens"; "Person"; "Secured Parties"; "Security Agreement"; "Security Documents"; and "Subsidiary".

          (b) The following terms in this Deed of Trust shall have the following meanings:

          "Alterations" shall mean any and all alterations, installations, improvements, additions, modifications or changes of a structural nature.

          "Beneficiary" shall have the meaning assigned to such term in the Preamble hereof.

          "Charges" shall mean any and all real estate, property and other taxes, assessments and special assessments, levies, fees, all water and sewer rents and charges and all other governmental charges imposed upon or assessed against, and all claims (including, without limitation, claims for landlords', carriers', mechanics', workmens', repairmens', laborers', materialmens', suppliers' and warehousemens' Liens and other claims arising by operation of law) against, all or any portion of the Trust Property.

          "Contested Liens" shall mean, collectively, any Liens incurred in respect of any Charges to the extent that the amounts owing in respect thereof are not yet delinquent or are being contested and otherwise comply with the provisions of Section 9.1 hereof; provided, however, that such Liens shall in all respects be subject and subordinate in priority to the Liens and security interests created and evidenced by this Deed of Trust, except if and to the extent that the law or regulation creating, permitting or authorizing such Lien provides that such Lien(s) must be superior to the Liens and security interests created and evidenced hereby.

          "Contracts" shall mean, collectively, any and all right, title and interest of the Grantor in and to any and all contracts and other general intangibles relating to the Trust Property and all reserves, deferred payments, deposits, refunds and claims of every kind, nature or character relating thereto.

          "Credit Agreement" shall have the meaning assigned to such term in Recital A hereof.

          "Deed of Trust" shall have the meaning assigned to such term in the Preamble hereof.

          "Default Rate" shall mean the rate of interest payable during a default pursuant to the provisions of Section 2.06(b) of the Credit Agreement.

          "Destruction" shall mean any and all damage to, or loss or destruction of, the Premises or any part thereof.

          "Fixtures" shall mean all machinery, apparatus, equipment, fittings, fixtures, improvements and articles of personal property of every kind, description and nature whatsoever now or hereafter attached or affixed to the Land or any other Improvement used in connection with the use and enjoyment of the Land or any other Improvement or the maintenance or preservation thereof, which by the nature of their location thereon or attachment thereto are fixtures under the UCC or any other applicable law including, without limitation, all utility systems, fire sprinkler and security systems, drainage facilities, lighting facilities, all water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utility equipment and facilities, pipes, fittings and other items of every kind and description now or hereafter attached to or located on the Land which by the nature of their location thereon or attachment thereto are real property under applicable law, HVAC equipment, boilers, electronic data processing, telecommunications or computer equipment, refrigeration, electronic monitoring, water or lighting systems, power, sanitation, waste removal, elevators, maintenance or other systems or equipment.

          "Governmental Authority" shall mean any Federal, state, local, foreign or other governmental, quasi-governmental or administrative (including self-regulatory) body, instrumentality, department, agency, authority, board, bureau, commission, office of any nature whatsoever or other subdivision thereof, or any court, tribunal, administrative hearing body, arbitration panel or other similar dispute-resolving body, whether now or hereafter in existence, or any officer or official thereof, having jurisdiction over the Grantor or the Trust Property or any portion thereof.

          "Grantor" shall have the meaning assigned to such term in the Preamble hereof.

          "Grantor's Interest" shall have the meaning assigned to such term in
Section 2.2 hereof.

          "Improvements" shall mean all buildings, structures and other improvements of every kind or description and any and all Alterations now or hereafter located, attached or erected on the Land, including, without limitation, (i) all Fixtures, (ii) all attachments, railroad tracks, foundations, sidewalks, drives, roads, curbs, streets, ways, alleys, passages, passageways, sewer rights, parking areas, driveways, fences and walls and (iii) all materials now or hereafter located on the Land intended for the construction, reconstruction, repair, replacement, alteration, addition or improvement of or to such buildings, Fixtures, structures and improvements, all of which materials shall be deemed to be part of the Improvements immediately upon delivery thereof on the Land and to be part of the Improvements immediately upon their incorporation therein.

          "Insurance Policies" means the insurance policies and coverages required to be maintained by the Grantor with respect to the Trust Property pursuant to the Credit Agreement and all renewals and extensions thereof.

          "Land" shall mean the land described in Schedule A annexed to this Deed of Trust, together with all of the Grantor's reversionary rights in and to any and all easements, rights-of-way, strips and gores of land, waters, water courses, water rights, mineral, gas and oil rights and all power, air, light and other rights, estates, titles, interests, privileges, liberties, servitudes, licenses, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining thereto, or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto.

          "Landlord" shall mean any landlord, lessor, franchisor, licensor or grantor, as applicable.

          "Leases" shall mean, collectively, any and all interests of the Grantor, as Landlord, in all leases and subleases of space, tenancies, franchise agreements, licenses, occupancy or concession agreements now existing or hereafter entered into, whether or not of record, affecting the use and/or occupancy of all or any portion of the Premises and any and all amendments, modifications, supplements, replacements, extensions and renewals of any thereof, whether now in effect or hereafter coming into effect.

          "Permit" shall mean any and all permits, certificates, approvals, authorizations, consents, licenses, variances, franchises or other instruments, however characterized, of any Governmental Authority (or any person acting on behalf of a Governmental Authority) now or hereafter acquired or held, together with all amendments, modifications, extensions, renewals and replacements of any thereof issued or in any way furnished in connection with the Trust Property including, without limitation, building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation.

          "Premises" shall mean, collectively, the Land and the Improvements.

          "Prior Liens" shall mean, collectively, the Liens identified in Schedule B annexed to this Deed of Trust.

          "Proceeds" shall mean, collectively, any and all cash proceeds and noncash proceeds and shall include all (i) proceeds of the conversion, voluntary or involuntary, of any of the Trust Property or any portion thereof into cash or liquidated claims, (ii) proceeds of any insurance, indemnity, warranty, guaranty or claim payable to the Beneficiary or to the Grantor from time to time with respect to any of the Trust Property, (iii) payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any portion of the Trust Property by any Governmental Authority (or any person acting on behalf of a Governmental Authority), (iv) products of the Trust Property and (v) other amounts from time to time paid or payable under or in connection with any of the Trust Property including, without limitation, refunds of real estate taxes and assessments, including interest thereon.

          "Property Material Adverse Effect" shall mean, as of any date of determination and whether individually or in the aggregate, (a) any event, circumstance, occurrence or condition which has caused or resulted in (or would reasonably be expected to cause or result in) a material adverse effect on the business or operations of the Grantor as presently conducted at the Trust Property; (b) any event, circumstance, occurrence or condition which has caused or resulted in (or would reasonably be expected to cause or result in) a material adverse effect on the value or utility of the Trust Property; or (c) any event, circumstance, occurrence or condition which has caused or resulted in (or would reasonably be expected to cause or result in) a material adverse effect on the legality, priority or enforceability of the Lien created by this Deed of Trust or the rights and remedies of the Beneficiary hereunder.

          "Prudent Operator" shall mean a prudent operator of property similar in use and configuration to the Premises and located in the locality where the Premises are located.

          "Records" shall mean, collectively, any and all right, title and interest of the Grantor in and to any and all drawings, plans, specifications, file materials, operating and maintenance records, catalogues, tenant lists, correspondence, advertising materials, operating manuals, warranties, guarantees, appraisals, studies and data relating to the Trust Property or the construction of any Alteration or the maintenance of any Permit.

          "Rents" shall mean, collectively, any and all rents, additional rents, royalties, cash, guaranties, letters of credit, bonds, sureties or securities deposited under any Lease to secure performance of the Tenant's obligations thereunder, revenues, earnings, profits and income, advance rental payments, payments incident to assignment, sublease or surrender of a Lease, claims for forfeited deposits and claims for damages, now due or hereafter to become due, with respect to any Lease, any indemnification against, or reimbursement for, sums paid and costs and expenses incurred by the Grantor under any Lease or otherwise, and any award in the event of the bankruptcy of any Tenant under or guarantor of a Lease.

          "Requirements of Law" shall mean, collectively, any and all requirements of any Governmental Authority including, without limitation, any and all orders, decrees, determinations, laws, treaties, ordinances, rules, regulations or similar statutes or case law.

          "Restoration" shall mean the repair, replacement or restoration of all or any portion of the Premises after a Destruction or Taking.

          "Secured Obligations" shall mean all obligations (whether or not constituting future advances, obligatory or otherwise) of the Grantor and any and all of the other Loan Parties from time to time arising under or in respect hereof or of the Credit Agreement, the Notes, the

Letters of Credit, the other Loan Documents (including, without limitation, the obligations to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained in this Deed of Trust, the Credit Agreement, the Notes, the Letters of Credit, the other Loan Documents, in each case whether (i) such obligations are direct or indirect, secured or unsecured, joint or several, absolute or contingent, reduced to judgment or not, liquidated or unliquidated, disputed or undisputed, legal or equitable, due or to become due whether at stated maturity, by acceleration or otherwise, (ii) arising in the regular course of business or otherwise, (iii) for payment or performance,
(iv) discharged, stayed or otherwise affected by any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Loan Party or any other person and/or (v) now existing or hereafter arising (including, without limitation, interest and other obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Loan Party or any other person, or which would have arisen or accrued but for the commencement of such proceeding, even if such obligation or the claim therefor is not enforceable or allowable in such proceeding).

          "Taking" shall mean any taking of the Trust Property or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of the Trust Property or any part thereof, by any Governmental Authority, civil or military.

          "Tax Escrow Fund" shall have the meaning assigned to such term in
Section 7.2 hereof.

          "Tenant" shall mean any tenant, lessee, sublessee, franchisee, licensee, grantee or obligee, as applicable.

          "Trust Property" shall have the meaning assigned to such term in
Section 2.1 hereof.

          "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the jurisdiction in which the Premises are located; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any item or portion of the Trust Property is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the jurisdiction in which the Premises are located, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          SECTION 1.2. Interpretation. In this Deed of Trust, unless otherwise specified, (i) singular words include the plural and plural words include the singular, (ii) words importing any gender include the other gender, (iii) references to any person include such person's successors and assigns and in the case of an individual, the word "successors" includes such person's heirs, devisees, legatees, executors, administrators and personal representatives, (iv) references to any statute or other law include all applicable rules, regulations and orders adopted or made thereunder and all statutes or other laws amending, consolidating or replacing the statute or law referred to, (v) the words "consent," "approve" and "agree," and derivations thereof or words of similar import, mean the prior written consent, approval or agreement of the Person in question, (vi) the words "include" and "including," and words of similar import, shall be deemed to be followed by the words "without limitation," (vii) the words "hereto," "herein," "hereof" and "hereunder," and words of similar import, refer to this Deed of Trust in its entirety, (viii) references to Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses are to the Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses hereof, (ix) the Schedules and Exhibits to this Deed of Trust, in each case as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, are incorporated herein by reference, (x) the titles and headings of Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses are inserted as a matter of convenience only and shall not affect the constructions of any provision hereof and (xi) all obligations of the Grantor hereunder shall be satisfied by the Grantor at the Grantor's sole cost and expense.

          SECTION 1.3. Resolution of Drafting Ambiguities. The Grantor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., Beneficiary) shall not be employed in the interpretation hereof.

                                   ARTICLE II.

                         GRANTS AND SECURED OBLIGATIONS

          SECTION 2.1. Grant of Trust Property. The Grantor hereby grants, mortgages, bargains, sells, assigns, transfers and conveys to the Trustee, in TRUST FOREVER, with power of sale, for the benefit of the Beneficiary, for the benefit of the Secured Parties, a security interest in and upon all of the Grantor's estate, right, title and interest in, to and under the following property, whether now owned or held or hereafter acquired from time to time (collectively, the "Trust Property"):

          (i)  Land;

          (ii) Improvements;

          (iii) Leases;

          (iv) Rents;

          (v)  Permits;

          (vi) Contracts;

          (vii) Records; and

          (viii) Proceeds;

          Notwithstanding the foregoing provisions of this Section 2.1, Trust Property shall not include a grant of any of the Grantor's right, title or interest in (i) any Contract to which the Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such Contract, result in a breach or termination of the terms of, or constitute a default under or termination of such Contract and (ii) any Permit to the extent, but only to the extent that, such grant shall constitute or result in abandonment, invalidation or rendering unenforceable any right, title or interest of the Grantor therein; provided, however, that at such time as any Contract or Permit described in clauses (i) and (ii) of this sentence is no longer subject to such restriction, such applicable Contract or Permit shall (without any act or delivery by any person) constitute Trust Property hereunder.

TO HAVE AND TO HOLD the Trust Property, in TRUST FOREVER, with power of sale, together with all estate, right, title and interest of the Grantor and anyone claiming by, through or under the Grantor in and to the Trust Property and all rights and appurtenances relating thereto, unto the Trustee, its successors and assigns, for the benefit of the Beneficiary for the benefit of the Secured Parties, for the purpose of securing the payment and performance in full of all the Secured Obligations.

          SECTION 2.2. Assignment of Leases and Rents. As additional security for the payment and performance in full of all the Secured Obligations and subject to the provisions of Article VI hereof, the Grantor absolutely, presently, unconditionally and irrevocably assigns, transfers and sets over to the Trustee for the benefit of the Beneficiary for the benefit of the Secured Parties, and grants to the Beneficiary, all of the Grantor's estate, right, title, interest, claim and demand, as Landlord, under any and all of the Leases including, without limitation, the following (such assigned rights, the "Grantor's Interest"):

          (i) the immediate and continuing right to receive and collect Rents payable by the Tenants pursuant to the Leases;

          (ii) all claims, rights, powers, privileges and remedies of the Grantor, whether provided for in the Leases or arising by statute or at law or in equity or otherwise, consequent on any failure on the part of the Tenants to perform or comply with any term of the Leases;

          (iii) all rights to take all actions upon the happening of a default under the Leases as shall be permitted by the Leases or by law including, without limitation, the commencement, conduct and consummation of proceedings at law or in equity; and

          (iv) the full power and authority, in the name of the Grantor or otherwise, to enforce, collect, receive and receipt for any and all of the foregoing and to take all other actions whatsoever which the Grantor, as Landlord, is or may be entitled to take under the Leases.

          SECTION 2.3. Secured Obligations. This Deed of Trust secures, and the Trust Property is collateral security for, the payment and performance in full when due of the Secured Obligations.

          SECTION 2.4. Future Advances. This Deed of Trust shall secure future advances whenever hereafter made. The maximum aggregate amount of all advances of principal under the Credit Agreement (which advances are obligatory to the extent the conditions set forth in the Credit Agreement relating thereto are satisfied) that may be outstanding hereunder at any time is $70,000,000 (SEVENTY MILLION DOLLARS), plus interest thereon, collection costs, sums advanced for the payment of taxes, assessments, maintenance and repair charges, insurance premiums and any other costs incurred to protect the security encumbered hereby or the lien hereof, expenses incurred by the Trustee and/or Beneficiary by reason of any default by the Grantor under the terms hereof, together with all other sums secured hereby.

          SECTION 2.5. No Release. Nothing set forth in this Deed of Trust shall relieve the Grantor from the performance of any term, covenant, condition or agreement on the Grantor's part to be performed or observed under or in respect of any of the Trust Property or from any liability to any Person under or in respect of any of the Trust Property or shall impose any obligation on the Beneficiary, Trustee, or any other Secured Party to perform or observe any such term, covenant, condition or agreement on the Grantor's part to be so performed or observed or shall impose any liability on the Beneficiary, Trustee, or any other Secured Party for any act or omission on the part of the Grantor relating thereto or for any breach of any representation or warranty on the part of the Grantor contained in this Deed of Trust or any other Loan Document, or under or in respect of the Trust Property or made in connection herewith or therewith. The obligations of the Grantor contained in this Section 2.5 shall survive the termination hereof and the discharge of the Grantor's other obligations under this Deed of Trust and the other Loan Documents.

                                  ARTICLE III.

                    REPRESENTATIONS AND WARRANTIES OF GRANTOR

          SECTION 3.1. Incorporation of Credit Agreement. The Grantor represents and warrants that each of the representations, warranties, covenants, negative covenants and other agreements of the Grantor (as a Loan Party) under and as contained in the Credit Agreement are hereby incorporated herein in their entirety by this reference.

          SECTION 3.2. Warranty of Title. The Grantor represents and warrants that:

          (i) it has good and marketable fee simple title to the Premises and the Landlord's interest and estate under or in respect of the Leases and good title to the interest it purports to own or hold in and to each of the Permits, the Contracts and the Records, in each case subject to no Liens, except for Prior Liens and Liens in favor of the Beneficiary pursuant to the Security Documents;

          (ii) it has good title to the interest it purports to own or hold in and to all rights and appurtenances to or that constitute a portion of the Trust Property;

          (iii) it is in compliance in all material respects with each term, condition and provision of any obligation of the Grantor which is secured by the Trust Property or the noncompliance with which may result in the imposition of a Lien on the Trust Property.

          SECTION 3.3. Condition of Trust Property. The Grantor represents and warrants that:

          (i) there has been issued and there remains in full force and effect subject to no revocation, suspension, forfeiture or modification, each and every material Permit necessary for the present and contemplated use, operation and occupancy of the Premises by the Grantor and its Tenants and the conduct of their respective businesses and all required zoning, building code, land use, environmental and other similar Permits, except to the extent that a failure to have such Permits would not result in a Property Material Adverse Effect;

          (ii) the Premises and the present and contemplated use and occupancy thereof comply in all material respects with all applicable zoning ordinances, building codes, land use laws, setback or other development and use requirements of Governmental Authorities and with all private restrictions and agreements affecting the Trust Property whether or not recorded;

          (iii) the Premises are served by all utilities (including, without limitation, public water and sewer systems) reasonably necessary for the present and contemplated use thereof, and all utility services are provided by public utilities and the Premises have accepted or are equipped to accept such utility services and the Grantor has not received notice of termination of such utility service;

          (iv) the Grantor has access to the Premises from one or more fully dedicated public roads and, to the extent applicable, public or private rail or waterway, sufficient to allow the Grantor and its Tenants and invitees to conduct their respective businesses at the Premises in accordance with sound commercial practices and the Grantor has not received notice of termination of such access;

          (v) the Grantor has not received written notice of any Taking or the commencement or pendency of any action or proceeding therefor;

          (vi) there has not occurred any Destruction of the Premises or any portion thereof as a result of any fire or other casualty which has not previously been repaired or replaced;

          (vii) to the best of its knowledge, there are no disputes regarding boundary lines, location, encroachments or possession of any portions of the Trust Property and no state of facts exists which could give rise to any such claim;

          (viii) all liquid and solid waste disposal, septic and sewer systems located on the Premises are in a good and safe condition and repair and in compliance in all material respects with all Requirements of Law;

          (ix) no portion of the Premises is located in an area identified by the Federal Emergency Management Agency or any successor thereto as an area having special flood hazards pursuant to the Flood Insurance Acts or, if any portion of the Premises is located within such area, the Grantor has obtained the insurance prescribed in Section 5.04(d) of the Credit Agreement;

          (x) the Premises are assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a portion of such lot or lots, and no other land or improvement is assessed and taxed together with the Premises or any portion thereof; and

          (xi) there are no options or rights of first refusal to purchase or acquire all or any portion of the Trust Property.

          SECTION 3.4. Leases. The Grantor represents and warrants that there are no Leases affecting the Premises as of the date hereof.

          SECTION 3.5. Charges. The Grantor represents and warrants that all Charges imposed upon or assessed against the Trust Property as of the date hereof have been paid and discharged except to the extent such Charges constitute Prior Liens.

                                   ARTICLE IV.

                          CERTAIN COVENANTS OF GRANTOR

          SECTION 4.1. Payment. The Grantor shall pay as and when the same shall become due, whether at its stated maturity, by acceleration or otherwise, each and every amount payable by the Grantor under the Loan Documents.

          SECTION 4.2. Preservation of Partnership Existence. The Grantor shall preserve and maintain in full force and effect its qualification to transact business and good standing in the state in which the Trust Property is located.

          SECTION 4.3. Title. The Grantor shall:

          (i) (A) keep in effect all rights and appurtenances to or that constitute a part of the Trust Property and (B) protect, preserve and defend its interest in the Trust Property and title thereto;

          (ii) (A) comply with each of the terms, conditions and provisions of any obligation of the Grantor which is secured by the Trust Property or the noncompliance with which may result in the imposition of a Lien on the Trust Property, subject to Sections 6.02(a), (b) and (e) of the Credit Agreement, (B) forever warrant and defend to the Trustee and Beneficiary the Lien and security interests created and evidenced hereby and the validity and priority hereof in any action or proceeding against the claims of any and all Persons whomsoever affecting or purporting to affect the Trust Property or any of the rights of the Trustee and Beneficiary hereunder and (C) maintain a valid and enforceable first priority Lien on the Trust Property and, to the extent any of the Trust Property shall consist of Fixtures, a first priority security interest in the Trust Property, which first priority Lien and security interest shall be subject only to Permitted Liens of type described in Sections 6.02(a), (b), (d), (e), (f), (g) and (m) of the Credit Agreement and the Prior Liens; and

          (iii) immediately upon obtaining knowledge of the pendency of any proceedings for the eviction of the Grantor from the Trust Property or any part thereof by paramount title or otherwise questioning the Grantor's right, title and interest in, to and under the Trust Property as warranted in this Deed of Trust, or of any condition that could give rise to any such proceedings, notify the Beneficiary thereof. The Trustee and/or Beneficiary may participate in such proceedings and the Grantor will deliver or cause to be delivered to the Trustee and Beneficiary all instruments requested by the Beneficiary to permit such participation. In any such proceedings, the Trustee and Beneficiary may be represented by counsel satisfactory to the Trustee and Beneficiary at the expense of the Grantor. If, upon the resolution of such proceedings, the Grantor shall suffer a loss of the Trust Property or any part thereof or interest therein and title insurance proceeds shall be payable in connection therewith, such proceeds are hereby assigned to and shall be paid to the Beneficiary to be applied as Net Cash Proceeds to the payment of the Secured Obligations or otherwise in accordance with the provisions of Section 2.10 of the Credit Agreement.

          SECTION 4.4. Maintenance and Use of Trust Property; Alterations.

          (i) Maintenance. The Grantor shall cause the representations and warranties set forth in Section 3.3(i), (ii), (iii), (iv), (viii), (ix) and
     (x) hereof to continue to be true in each and every respect except where the failure so to be true would not result in a Property Material Adverse Effect.

          (ii) Maintenance of Premises. The Grantor shall not commit or suffer any waste on the Premises. The Grantor shall, at all times, comply with the terms of Section 5.03 of the Credit Agreement with respect to the maintenance and repair of the Premises. The Grantor shall not remove, demolish or alter the structural character of any Improvement now or hereafter erected upon all or any portion of the Premises, or permit any such removal, demolition or material alteration, without the prior written consent of the Beneficiary.

          (iii) Permits. The Grantor shall maintain, or cause to be maintained, in full force and effect all Permits contemplated by Section 3.3(i) hereof. Unless and to the extent contested by the Grantor in accordance with the provisions of Article IX hereof, the Grantor shall comply in all material respects with all requirements set forth in the Permits and all Requirements of Law applicable to all or any portion of the Trust Property or the condition, use or occupancy of all or any portion thereof or any recorded deed of restriction, declaration or covenant running with the land or otherwise, now or hereafter in force, except to the extent that a failure to comply would not result in a Property Material Adverse Effect.

          (iv) Zoning. The Grantor shall not initiate, join in or consent to any change in the zoning or any other permitted use classification of the Premises that would have a Property Material Adverse Effect without the prior written consent of the Beneficiary.

          SECTION 4.5. Access to Trust Property, Books and Records; Other Information. Upon request to the Grantor, the Beneficiary, its agents, accountants and attorneys shall have full and free access to visit and inspect the Trust Property in accordance with Section 5.07 of the Credit Agreement.

          SECTION 4.6. Limitation on Liens; Transfer Restrictions. Except for Permitted Liens of type described in Sections 6.02(a), (b), (d), (e), (f), (g) and (m) of the Credit Agreement, the Grantor may not, without the prior written consent of the Beneficiary, further mortgage, encumber, hypothecate, sell, convey or assign all or any part of the Trust Property or suffer or allow any of the foregoing to occur by operation of law or otherwise.

          SECTION 4.7. Insurance. The Grantor shall obtain and keep in full force and effect the Insurance Policies required by the Credit Agreement pursuant to the terms thereof.

                                   ARTICLE V.

                                     LEASES

          SECTION 5.1. Grantor's Affirmative Covenants with Respect to Leases. With respect to each Lease, if any, the Grantor shall:

          (i) observe and perform in all material respects all the obligations imposed upon the Landlord under such Lease;

          (ii) promptly send copies to the Beneficiary of all notices of default which the Grantor shall send or receive thereunder; and

          (iii) enforce all of the material terms, covenants and conditions contained in such Lease upon the part of the Tenant thereunder to be observed or performed.

          SECTION 5.2. Grantor's Negative Covenants with Respect to Leases. With respect to each Lease, the Grantor shall not, without the prior written consent of the Beneficiary:

          (i) receive or collect, or permit the receipt or collection of, any Rent under such Lease more than one (1) month in advance of the respective period in respect of which such Rent is to accrue, except:

               (A) in connection with the execution and delivery of such Lease (or of any amendment to such Lease), Rent thereunder may be collected and received in advance in an amount not in excess of one (1) month's Rent;

               (B) the amount held by Landlord as a reasonable security deposit thereunder; and

               (C) any amount received and collected for escalation and other charges in accordance with the terms of such Lease;

          (ii) assign, transfer or hypothecate (other than to the Beneficiary hereunder) any Rent under such Lease whether then due or to accrue in the future or the interest of the Grantor as Landlord under such Lease;

          (iii) enter into any amendment or modification of such Lease if the same would not comply with Section 6.02(g) of the Credit Agreement;

          (iv) terminate (whether by exercising any contractual right of the Grantor to recapture leased space or otherwise) or permit the termination of such Lease or accept surrender of all or any portion of the space demised under such Lease prior to the end of the term thereof or accept assignment of such Lease to the Grantor unless the same would not cause a Property Material Adverse Effect; or

          (v) waive, excuse, condone or in any manner discharge or release any Tenants of or from the obligations of such Tenants under their respective Leases or guarantors of Tenants from obligations under any guarantees of the Leases except as the same would be done by a Prudent Operator with due regard for the security afforded the Beneficiary thereby unless the same would not cause a Property Material Adverse Effect.

                                  ARTICLE VI.

                    CONCERNING ASSIGNMENT OF LEASES AND RENTS

          SECTION 6.1. Present Assignment; License to the Grantor. Section 2.2 of this Deed of Trust constitutes a present, absolute, effective, irrevocable and complete assignment by Grantor to Trustee and Beneficiary of the Leases and Rents and the right, subject to applicable law, to collect all sums payable to Grantor thereunder and apply the same as Beneficiary may, in its sole discretion, determine to be appropriate (including the payment of reasonable costs and expenses in connection with the maintenance, operation, improvement, insurance, taxes and upkeep of the Trust Property), which is not conditioned upon Beneficiary or Trustee being in possession of the Premises. The Trustee and Beneficiary hereby grant to the Grantor, however, a license to collect and apply the Rents and to enforce the obligations of Tenants under the Leases. Immediately upon the occurrence of and during the continuance of any Event of Default, the license granted in the immediately preceding sentence shall cease and terminate, with or without any notice, action or proceeding or the intervention of a receiver appointed by a court.

          SECTION 6.2. Collection of Rents by the Beneficiary.

     (i) Upon the occurrence and during the continuance of an Event of Default, any Rents receivable by the Trustee and Beneficiary hereunder, after payment of all proper costs and expenses as Beneficiary may, in its sole discretion, determine to be appropriate (including the payment of reasonable costs and expenses in connection with the maintenance, operation, improvement, insurance, taxes and upkeep of the Trust Property), shall be applied in accordance with the provisions of Section 11.2 of this Deed of Trust. The Beneficiary shall be accountable to the Grantor only for Rents actually received by the Beneficiary. The collection of such Rents and the application thereof shall not cure or waive any Event of Default or waive, modify or affect notice of Event of Default or invalidate any act done pursuant to such notice.

     (ii) The Grantor hereby irrevocably authorizes and directs Tenant under each Lease to rely upon and comply with any and all notices or demands from the Beneficiary for payment of Rents to the Beneficiary and the Grantor shall have no claim against Tenant for Rents paid by Tenant to the Beneficiary pursuant to such notice or demand.

          SECTION 6.3. No Release. Neither this Deed of Trust nor any action or inaction on the part of the Beneficiary or the Trustee shall release the Tenant under any Lease, any guarantor of any Lease or the Grantor from any of their respective obligations under such Leases or constitute an assumption of any such obligation on the part of the Beneficiary. No action or failure to act on the part of the Grantor shall adversely affect or limit the rights of the Trustee and Beneficiary under this Deed of Trust or, through this Deed of Trust, under such Leases. Nothing contained herein shall operate or be construed to (i) obligate the Beneficiary or the Trustee to perform any of the terms, covenants or conditions contained in any Lease or otherwise to impose any obligation upon the Beneficiary or the Trustee with respect to such Lease (including, without limitation, any obligation arising out of any covenant of quiet enjoyment contained in such Lease in the event that Tenant under such Lease shall have been joined as a party defendant in any action by which the estate of such Tenant shall be terminated) or (ii) place upon the Beneficiary or the Trustee any responsibility for the operation, control, care, management or repair of the Premises.

          SECTION 6.4. Irrevocable Interest. All rights, powers and privileges of the Beneficiary and Trustee herein set forth are coupled with an interest and are irrevocable, subject to the terms and conditions hereof, and the Grantor shall not take any action under the Leases or otherwise which is inconsistent with this Deed of Trust or any of the terms hereof and any such action inconsistent herewith or therewith shall be void.

          SECTION 6.5. Amendment to Leases. Each Lease, including, without limitation, all amendments, modifications, supplements, replacements, extensions and renewals thereof, shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto.

                                  ARTICLE VII.

                        TAXES AND CERTAIN STATUTORY LIENS

          SECTION 7.1. Payment of Charges. Unless and to the extent contested by the Grantor in accordance with the provisions of the Credit Agreement, the Grantor shall pay and discharge, or cause to be paid and discharged, from time to time prior to same becoming delin-quent, all Charges. The Grantor shall, upon the Beneficiary's request, deliver to the Beneficiary receipts evidencing the payment of all such Charges.

          SECTION 7.2. Certain Statutory Liens. Unless and to the extent contested by the Grantor in accordance with the provisions of Sections 6.02(a) and (b) of the Credit Agreement, the Grantor shall timely pay, or cause to be paid, all lawful claims and demands of mechanics, materialmen, laborers, government agencies administering worker's compensation insurance, old age pensions and social security benefits and all other claims, judgments, demands or amounts of any nature which, if unpaid, might result in, or permit the creation of, a Lien on the Trust Property or any part thereof, or which might result in forfeiture of all or any part of the Trust Property.

          SECTION 7.3. Stamp and Other Taxes. Unless and to the extent contested by the Grantor in accordance with the provisions of Article IX hereof, the Grantor shall pay any United States documentary stamp taxes, with interest and fines and penalties, and any mortgage recording taxes, with interest and fines and penalties, that may hereafter be levied, imposed or assessed under or upon or by reason hereof or the Secured Obligations or any instrument or transaction affecting or relating to either thereof and in default thereof the Beneficiary may advance the same and the amount so advanced shall be payable by the Grantor to the Beneficiary in accordance with the provisions of Section 11.03 of the Credit Agreement.

          SECTION 7.4. Certain Tax Law Changes. In the event of the passage after the date hereof of any law deducting from the value of real property, for the purpose of taxation, amounts in respect of any Lien thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any Charges, and imposing any Charges, either directly or indirectly, on this Deed of Trust or any other Loan Document, the Grantor shall promptly pay to the Beneficiary such amount or amounts as may be necessary from time to time to pay any such Charges.

          SECTION 7.5. Proceeds of Tax Claim. In the event that the proceeds of any tax claim are paid after the Beneficiary has exercised its right to foreclose the Lien hereof, such proceeds shall be paid to the Beneficiary to satisfy any deficiency remaining after such foreclosure. The Beneficiary shall retain its interest in the proceeds of any tax claim during any redemption period. The amount of any such proceeds in excess of any deficiency claim of the Beneficiary shall in a reasonably prompt manner be released to the Grantor.

                                 ARTICLE VIII.

                             [INTENTIONALLY OMITTED]

                                  ARTICLE IX.

                             CONTESTING OF PAYMENTS

          SECTION 9.1. Contesting of Taxes and Certain Statutory Liens. The Grantor may at its own expense contest in good faith by appropriate proceedings the validity, amount or applicability of any Charges as provided in Sections 6.02(a), (b) and (e) of the Credit Agreement.

                                   ARTICLE X.

                    DESTRUCTION, CONDEMNATION AND RESTORATION

          SECTION 10.1. Destruction, Condemnation and Restoration. If there shall occur any Destruction (in excess of $100,000), the Grantor shall promptly send to the Beneficiary a written notice setting forth the nature and extent of such Destruction. The proceeds of any insurance payable in respect of such Destruction are hereby assigned and shall be paid to the Beneficiary. All such proceeds shall constitute Net Cash Proceeds under the Credit Agreement and shall be applied in accordance with the provisions of Section 2.10 of the Credit Agreement.

          SECTION 10.2. Condemnation. If there shall occur any Taking or the commencement of any proceeding therefor, the Grantor shall immediately notify the Beneficiary upon receiving notice of such Taking or commencement of proceedings therefor. The Beneficiary and Trustee may, at their option, participate in any proceedings or negotiations which might result in any Taking, and the Grantor shall deliver or cause to be delivered to the Beneficiary and Trustee all instruments requested by it to permit such participation. The Beneficiary and Trustee may be represented by counsel satisfactory to it in connection with any such participation. The Grantor shall pay all reasonable fees, costs and expenses incurred by the Beneficiary and Trustee in connection with any Taking and in seeking and obtaining any award or payment on account thereof. Any proceeds, award or payment in respect of any Taking are hereby assigned and shall be paid to the Beneficiary. The Grantor shall take all steps necessary to notify the condemning authority of such assignment. All such proceeds, net of all reasonable costs and expenses incurred in connection with the collection of such awards, shall constitute Net Cash Proceeds under the Credit Agreement and shall be applied in accordance with the provisions of
Section 2.10 of the Credit Agreement.

          SECTION 10.3. Restoration. In the event the Grantor is permitted or required to perform any Restoration in accordance with the provisions of Section
2.10 of the Credit Agreement, the proceeds of any award payable in respect of a Destruction or Taking, net of all reasonable costs and expenses incurred in connection with the collection of such awards, shall constitute Net Cash Proceeds and the Beneficiary shall release such proceeds to the Grantor in compliance with the applicable provisions of Section 2.10 of the Credit Agreement and Grantor shall complete the Restoration in accordance with the provisions of Section 2.10 of the Credit Agreement. In the event that there shall be any surplus after application of such proceeds to Restoration of the Improvements, such surplus shall be applied as Net Cash Proceeds in accordance with Section 2.10(f)(iii) of the Credit Agreement.

                                  ARTICLE XI.

                         EVENTS OF DEFAULT AND REMEDIES

          SECTION 11.1. Events of Default. It shall be an Event of Default hereunder if there shall have occurred and be continuing an Event of Default under the Credit Agreement.

          SECTION 11.2. Remedies in Case of an Event of Default. If any Event of Default shall have occurred and be continuing, the Beneficiary may at its option, in addition to any other action permitted under this Deed of Trust or the Credit Agreement or by law, statute or in equity, take one or more of the following actions to the fullest extent permitted by local law:

          (i) by written notice to the Grantor, declare the entire unpaid amount of the Secured Obligations to be due and payable immediately;

          (ii) personally, or by its agents or attorneys, and where applicable law so requires, with the Trustee, (A) enter into and upon and take possession of all or any part of the Premises together with the books, records and accounts of the Grantor relating thereto and, exclude the Grantor, its agents and servants wholly therefrom, (B) use, operate, manage and control the Premises and conduct the business thereof, (C) maintain and restore the Premises, (D) make all necessary or proper repairs, renewals and replacements and such useful Alterations thereto and thereon as the Beneficiary may deem advisable, (E) manage, lease and operate the Premises and carry on the business thereof and exercise all rights and powers of the Grantor with respect thereto either in the name of the Grantor or otherwise or (F) collect and receive all Rents. The Beneficiary and the Trustee shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management except that any amounts so received by the Beneficiary shall be applied in accordance with the provisions of Section 9.03 of the Credit Agreement;

          (iii) with or without entry, personally or by its agents or attorneys, or by the Trustee (as so required by applicable law), (A) sell the Trust Property and all estate, right, title and interest, claim and demand therein at one or more sales in one or more parcels, in accordance with the provisions of Section 11.3 or (B) institute and prosecute proceedings for the complete or partial foreclosure of the Lien and security interests created and evidenced hereby; or

          (iv) with or without Trustee (as so required by applicable law), take such steps to protect and enforce its rights whether by action, suit or proceeding at law or in equity for the specific performance of any covenant, condition or agreement in the Credit

     Agreement and the other Loan Documents, or in aid of the execution of any power granted in this Deed of Trust, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Beneficiary shall elect.

          SECTION 11.3. Sale of Trust Property if Event of Default Occurs; Proceeds of Sale.

          (i) If any Event of Default shall have occurred and be continuing, the Beneficiary and/or Trustee (as so required by applicable law) may institute an action to foreclose this Deed of Trust or take such other action as may be permitted and available to the Beneficiary and Trustee at law or in equity for the enforcement of the Credit Agreement and realization on the Trust Property and proceeds thereon through power of sale (if then available under applicable law) or to final judgment and execution thereof for the Secured Obligations, and in furtherance thereof the Beneficiary and/or Trustee (as so required by applicable law) may sell the Trust Property at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law or statute or in equity. The Beneficiary and/or Trustee (as so required by applicable law) may execute and deliver to the purchaser at such sale a conveyance of the Trust Property in fee simple and an assignment or conveyance of all the Grantor's Interest in the Leases and the Trust Property, each of which conveyances and assignments shall contain recitals as to the Event of Default upon which the execution of the power of sale herein granted depends, and the Grantor hereby constitutes and appoints the Beneficiary and/or Trustee (as so required by applicable law) the true and lawful attorney(s) in fact of the Grantor to make any such recitals, sale, assignment and conveyance, and all of the acts of the Beneficiary and/or Trustee as such attorney(s) in fact are hereby ratified and confirmed. The Grantor agrees that such recitals shall be binding and conclusive upon the Grantor and that any assignment or conveyance to be made by the Beneficiary or Trustee shall divest the Grantor of all right, title, interest, equity and right of redemption, including any statutory redemption, in and to the Trust Property. The power and agency hereby granted are coupled with an interest and are irrevocable by death or dissolution, or otherwise, and are in addition to any and all other remedies which the Beneficiary and Trustee may have hereunder, at law or in equity. So long as the Secured Obligations, or any part thereof, remain unpaid, the Grantor agrees that possession of the Trust Property by the Grantor, or any person claiming under the Grantor, shall be as tenant, and, in case of a sale under power or upon foreclosure as provided in this Deed of Trust, the Grantor and any person in possession under the Grantor, as to whose interest such sale was not made subject, shall, at the option of the purchaser at such sale, then become and be tenants holding over, and shall forthwith deliver possession to such purchaser, or be summarily dispossessed in accordance with the laws applicable to tenants holding over. In case of any sale under this Deed of Trust by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Trust Property may be sold as an entirety or in separate parcels in such manner or order as the Beneficiary or Trustee, as applicable, in their sole discretion, may elect. One or more exercises of powers herein granted shall not extinguish or exhaust such powers, until the entire Trust Property is sold or all amounts secured hereby are paid in full.

          (ii) In the event of any sale made under or by virtue of this Article XI, the entire principal of, and interest in respect of the Secured Obligations, if not previously due and payable, shall, at the option of the Beneficiary, immediately become due and payable, anything in this Deed of Trust to the contrary notwithstanding.

          (iii) The proceeds of any sale made under or by virtue of this Article XI, together with any other sums which then may be held by the Beneficiary under this Deed of Trust, whether under the provisions of this Article XI or otherwise, shall be applied in accordance with the provisions of Section
     9.03 of the Credit Agreement, unless otherwise required by applicable law.

          (iv) The Beneficiary (on behalf of any Secured Party or on its own behalf) or any Lender or any of their respective Affiliates may bid for and acquire the Trust Property or any part thereof at any sale made under or by virtue of this Article XI and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the purchase price the unpaid amounts (whether or not then due) owing to the Beneficiary, or such Lender, in respect of the Secured Obligations, after first paying any obligations having priority under Virginia Code Annotated Section 55-59.4.

          (v) The Beneficiary and/or Trustee (as so required by applicable law) may adjourn from time to time any sale by it to be made under or by virtue hereof by announcement at the time and place appointed for such sale or for such adjourned sale or sales, and, the Beneficiary and/or Trustee (as so required by applicable law), without further notice or publication, except as may be required by applicable law, may make such sale at the time and place to which the same shall be so adjourned.

          (vi) If the Premises is comprised of more than one parcel of land, the Beneficiary and/or Trustee (as so required by applicable law) may take any of the actions authorized by this Section 11.3 in respect of any or a number of individual parcels.

          SECTION 11.4. Additional Remedies in Case of an Event of Default.

          (i) The Beneficiary shall be entitled to recover judgment as aforesaid either before, after or during the pendency of any proceedings for the enforcement of the provisions hereof, and the right of the Beneficiary to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions hereof, or the foreclosure of, or absolute conveyance pursuant to, this Deed of Trust. In case of proceedings against the Grantor in insolvency or bankruptcy or any proceedings for its reorganization or involving the liquidation of its assets, the Beneficiary shall be entitled to prove the whole amount of principal and interest and other payments, charges and costs due in respect of the Secured Obligations to the full amount thereof without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Trust Property; provided, however, that in no case shall the Beneficiary receive a greater amount than the aggregate of such principal, interest and such other payments, charges and costs (with interest at the Default Rate) from the proceeds of the sale of the Trust Property and the distribution from the estate of the Grantor.

          (ii) Any recovery of any judgment by the Beneficiary and any levy of any execution under any judgment upon the Trust Property shall not affect in any manner or to any extent the Lien and security interests created and evidenced hereby upon the Trust Property or any part thereof, or any conveyances, powers, rights and remedies of the Beneficiary hereunder, but such conveyances, powers, rights and remedies shall continue unimpaired as before.

          (iii) Any monies collected by the Beneficiary under this Section 11.4 shall be applied in accordance with the provisions of Section 11.3(iii).

          SECTION 11.5. Legal Proceedings After an Event of Default.

          (i) After the occurrence of any Event of Default and immediately upon the commencement of any action, suit or legal proceedings to obtain judgment for the Secured Obligations or any part thereof, or of any proceedings to foreclose the Lien and security interest created and evidenced hereby or otherwise enforce the provisions hereof or of any other proceedings in aid of the enforcement hereof, the Grantor shall enter its voluntary appearance in such action, suit or proceeding.

          (ii) Upon the occurrence and during the continuance of an Event of Default, the Beneficiary and/or the Trustee shall be entitled forthwith as a matter of right, concurrently or independently of any other right or remedy hereunder either before or after the Beneficiary declaring the Secured Obligations or any part thereof to be due and payable, to the appointment of a receiver without giving notice to any party and without regard to the adequacy or inadequacy of any security for the Secured Obligations or the solvency or insolvency of any person or entity then legally or equitably liable for the Secured Obligations or any portion thereof. The Grantor hereby consents to the appointment of such receiver. Notwithstanding the appointment of any receiver, the Beneficiary shall be entitled as pledgee to the possession and control of any cash, deposits or instruments at the time held by or payable or deliverable under the terms of the Credit Agreement to the Beneficiary.

          (iii) The Grantor shall not (A) at any time insist upon, or plead, or in any manner whatsoever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Trust Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance hereof, (B) claim, take or insist on any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Trust Property, or any part thereof, prior to any sale or sales of the Trust Property which may be made pursuant to this Deed of Trust, or pursuant to any decree, judgment or order of any court of competent jurisdiction or (C) after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof. To the fullest extent permitted by applicable law, the Grantor hereby expressly (A) waives all benefit or advantage of any such law or laws, including, without limitation, any statute of limitations applicable to this Deed of Trust, (B) waives any and all rights to trial by jury in any action or proceeding related to the enforcement hereof, (C) waives any objection which it may now or hereafter have to the laying of venue of any action, suit or proceeding brought in connection with this Deed of Trust and further waives and agrees not to plead that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum and (D) covenants not to hinder, delay or impede the execution of any power granted or delegated to the Beneficiary and Trustee by this Deed of Trust but to suffer and permit the execution of every such power as though no such law or laws had been made or enacted. The Beneficiary and Trustee shall not be liable for any incorrect or improper payment made pursuant to this Article XI in the absence of gross negligence or willful misconduct.

          SECTION 11.6. Remedies Not Exclusive. No remedy conferred upon or reserved to the Beneficiary and/or Trustee by this Deed of Trust is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Deed of Trust or now or hereafter existing at law or in equity. Any delay or omission of the Beneficiary or Trustee to exercise any right or power accruing on any Event of Default shall not impair any such right or power and shall not be construed to be a waiver of or acquiescence in any such Event of Default. Every power and remedy given by this Deed of Trust may be exercised from time to time concurrently or independently, when and as often as may be deemed expedient by the Beneficiary in such order and manner as the Beneficiary, in its sole discretion, may elect. If the Beneficiary accepts any monies required to be paid by the Grantor under this Deed of Trust after the same become due, such acceptance shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums secured by this Deed of Trust or to declare an Event of Default with regard to subsequent defaults. If the Beneficiary accepts any monies required to be paid by the Grantor under this Deed of Trust in an amount less than the sum then due, such acceptance shall be deemed an acceptance on account only and on the condition that it shall not constitute a waiver of the obligation of the Grantor to pay the entire sum then due, and the Grantor's failure to pay the entire sum then due shall be and continue to be a default hereunder notwithstanding acceptance of such amount on account.

                                  ARTICLE XII.

                      SECURITY AGREEMENT AND FIXTURE FILING

          SECTION 12.1. Security Agreement. To the extent that the Trust Property includes personal property or items of personal property which are or are to become fixtures under applicable law, this Deed of Trust shall also be construed as a security agreement under the UCC; and, upon and during the continuance of an Event of Default, the Beneficiary shall be entitled with respect to such personal property to exercise all remedies hereunder, all remedies available under the UCC with respect to fixtures and all other remedies available under applicable law. Without limiting the foregoing, such personal property may, at the Beneficiary's option, (i) be sold hereunder together with any sale of any portion of the Trust Property or otherwise, (ii) be sold pursuant to the UCC, or (iii) be dealt with by the Beneficiary in any other manner permitted under applicable law. The Beneficiary may require the Grantor to assemble such personal property and make it available to the Beneficiary at a place to be designated by the Beneficiary. The Grantor acknowledges and agrees that a disposition of the personal property in accor-dance with the Beneficiary's rights and remedies in respect to the Trust Property as heretofore provided is a commercially reasonable disposition thereof; provided, however, that the Beneficiary shall give the Grantor not less than ten (10) days' prior notice of the time and place of any intended disposition.

          SECTION 12.2. Fixture Filing. To the extent that the Trust Property includes items of personal property which are or are to become fixtures under applicable law, and to the fullest extent permitted under applicable law, the filing hereof in the real estate records of the city or county in which such Trust Property is located shall also operate from the time of filing as a fixture filing with respect to such Trust Property, and the following information is applicable for the purpose of such fixture filing, to wit:

--------------------------------------------------------------------------------
Name and Address of the debtor:               Name and Address of the secured
                                              party:

The Grantor having the address described in   The Beneficiary having the address
the Preamble hereof.                          described in the Preamble hereof.

--------------------------------------------------------------------------------
This Financing Statement covers the following types or items of property:

The Trust Property.

This instrument covers goods or items of personal property which are or are to become fixtures upon the property (which is described in Schedule A hereto).

The name of the record owner of the property on which such fixtures are or are to be located is the Grantor.
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In addition, Grantor authorizes the Beneficiary to file appropriate financing and continuation statements under the UCC in effect in the jurisdiction in which the Trust Property is located as may be required by law in order to establish, preserve and protect the liens and security interests intended to be granted to the Beneficiary pursuant to this Deed of Trust in the Trust Property.

                                 ARTICLE XIII.

                               FURTHER ASSURANCES

          SECTION 13.1. Recording Documentation To Assure Security. The Grantor shall, forthwith after the execution and delivery hereof and thereafter, from time to time, cause this Deed of Trust and any financing statement, continuation statement or similar instrument relating to any thereof or to any property intended to be subject to the Lien hereof to be filed, registered and recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the validity and priority thereof or the Lien hereof purported to be created upon the Trust Property and the interest and rights of the Beneficiary and Trustee therein. The Grantor shall pay or cause to be paid all taxes and fees incident to such filing, registration and recording, and all expenses incident to the preparation, execution and acknowledgment thereof, and of any instrument of further assurance, and all Federal or state stamp taxes or other taxes, duties and charges arising out of or in connection with the execution and delivery of such instruments.

          SECTION 13.2. Further Acts. The Grantor shall, at the sole cost and expense of the Grantor, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers, financing statements, continuation statements, instruments and assurances as the Beneficiary or Trustee shall from time to time request, which may be necessary in the judgment of the Beneficiary or Trustee from time to time to assure, perfect, convey, assign, mortgage, transfer and confirm unto the Beneficiary and Trustee, the property and rights hereby conveyed or assigned or which the Grantor may be or may hereafter become bound to convey or assign to the Beneficiary and Trustee or for carrying out the intention or facilitating the performance of the terms hereof or the filing, registering or recording hereof, provided that such requirements shall not materially adversely affect this Deed of Trust. Without limiting the generality of the foregoing, in the event that the Beneficiary or Trustee desires to exercise any remedies, consensual rights or attorney-in-fact powers set forth in this Deed of Trust and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Beneficiary or Trustee, the Grantor agrees to use its best efforts to assist and aid the Beneficiary and/or Trustee to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers. In the event the Grantor shall fail after demand to execute any instrument or take any action required to be executed or taken by the Grantor under this Section 13.2, the Beneficiary and/or Trustee may execute or take the same as the attorney-in-fact for the Grantor, such power of attorney being coupled with an interest and is irrevocable.

          SECTION 13.3. Additional Security. Without notice to or consent of the Grantor and without impairment of the Lien and rights created by this Deed of Trust, the Beneficiary and/or Trustee may accept (but the Grantor shall not be obligated to furnish) from the Grantor or from any other Person, additional security for the Secured Obligations. Neither the giving thereof nor the acceptance of any such additional security shall prevent the Beneficiary or Trustee from resorting, first, to such additional security, and, second, to the security created by this Deed of Trust without affecting the Beneficiary's Lien and the Beneficiary's and Trustee's rights under this Deed of Trust.

                                  ARTICLE XIV.

                                  MISCELLANEOUS

          SECTION 14.1. Covenants To Run with the Land. All of the grants, covenants, terms, provisions and conditions in this Deed of Trust shall run with the Land and shall apply to, and bind the successors and assigns of, the Grantor. If there shall be more than one grantor with respect to the Trust Property, the covenants and warranties hereof shall be joint and several.

          SECTION 14.2. No Merger. The rights and estate created by this Deed of Trust shall not, under any circumstances, be held to have merged into any other estate or interest now owned or hereafter acquired by the Beneficiary unless the Beneficiary shall have consented to such merger in writing.

          SECTION 14.3. Concerning Beneficiary.

     (i) The Beneficiary has been appointed as Collateral Agent pursuant to the Credit Agreement. The actions of the Beneficiary hereunder are subject to the provisions of the Credit Agreement. The Beneficiary shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of the Trust Property), in accordance with this Deed of Trust and the Credit Agreement. The Beneficiary may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Beneficiary may resign and a successor Beneficiary may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Beneficiary by a successor Beneficiary, that successor Beneficiary shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Beneficiary under this Deed of Trust, and the retiring Beneficiary shall thereupon be discharged from its duties and obligations under this Deed of Trust. After any retiring Beneficiary's resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Deed of Trust while it was the Beneficiary.

     (ii) The Beneficiary shall be deemed to have exercised reasonable care in the custody and preservation of the Trust Property in its possession if such Trust Property is accorded treatment substantially equivalent to that which the Beneficiary, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Beneficiary nor any of the Secured Parties shall have responsibility for taking any necessary steps to preserve rights against any Person with respect to any Trust Property.

     (iii) The Beneficiary shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Deed of Trust and its duties hereunder, upon advice of counsel selected by it.

     (iv) With respect to any of its rights and obligations as a Lender, the Beneficiary shall have and may exercise the same rights and powers hereunder. The term "Lenders," "Lender" or any similar terms shall, unless the context clearly otherwise indicates, include the Beneficiary in its individual capacity as a Lender. The Beneficiary may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Grantor or any Affiliate of the Grantor to the same extent as if the Beneficiary were not acting as Collateral Agent.

     (v) If any portion of the Trust Property also constitutes collateral granted to the Beneficiary under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the Beneficiary, in its sole discretion, shall select which provision or provisions shall control.

          SECTION 14.4. Beneficiary May Perform; Beneficiary Appointed Attorney-in-Fact. If the Grantor shall fail to perform any covenants contained in this Deed of Trust (including, without limitation, the Grantor's covenants to (i) pay the premiums in respect of all required insurance policies hereunder or under the Credit Agreement, (ii) pay Charges, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of the Grantor under any Trust Property) or if any warranty on the part of the Grantor contained herein shall be breached, the Beneficiary may (but shall not be obligated to), after notice to Grantor, do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Beneficiary shall in no event be bound to inquire into the validity of any tax, lien, imposition or other obligation which the Grantor fails to pay or perform as and when required hereby and which the Grantor does not contest in accordance with the provisions of Article IX hereof. Any and all amounts so expended by the Beneficiary shall be paid by the Grantor in accordance with the provisions of
Section 11.03 of the Credit Agreement. Neither the provisions of this Section
14.4 nor any action taken by the Beneficiary pursuant to the provisions of this
Section 14.4 shall prevent any such failure to observe any covenant contained in this Deed of Trust nor any breach of warranty from constituting an Event of Default. The Grantor hereby appoints the Beneficiary and Trustee its attorneys-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, or otherwise, from time to time in the Beneficiary's and Trustee's discretion to take any action and to execute any instrument consistent with the terms hereof and the other Loan Documents which the Beneficiary and Trustee may deem necessary or advisable to accomplish the purposes hereof. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. The Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

          SECTION 14.5. Continuing Security Interest; Assignment. This Deed of Trust shall create a continuing Lien on and security interest in the Trust Property and shall (i) be binding upon the Grantor, its successors and assigns and (ii) inure, together with the rights and remedies of the Beneficiary and Trustee hereunder, to the benefit of the Beneficiary for the benefit of the Secured Parties and each of their respective successors, transferees and assigns. No other Persons (including, without limitation, any other creditor of any Loan Party) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Lender may assign or otherwise transfer any indebtedness held by it secured by this Deed of Trust to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender, herein or otherwise, subject, however, to the provisions of the Credit Agreement.

          SECTION 14.6. Termination; Release. When all the Secured Obligations (other than the Secured Obligations described in the last sentence of Section
11.05 of the Credit Agreement) have been paid in full and the Commitments of the Lenders to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated, this Deed of Trust shall terminate. Upon termination hereof or any release of the Trust Property or any portion thereof in accordance with the provisions of the Credit Agreement, the Beneficiary and/or Trustee (as so required by applicable law) shall, upon the request and at the sole cost and expense of the Grantor, forthwith assign, transfer and deliver to the Grantor, against receipt and without recourse to or warranty by the Beneficiary or Trustee, such of the Trust Property to be released (in the case of a release) as may be in possession of the Beneficiary or Trustee and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Trust Property, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Trust Property, as the case may be.

          SECTION 14.7. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by the Grantor therefrom, shall be effective unless the same shall be done in accordance with the terms of the Credit Agreement and unless in writing and signed by the Beneficiary and, if required by applicable law, the Trustee. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by the Grantor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Deed of Trust or any other Loan Document, no notice to or demand on the Grantor in any case shall entitle the Grantor to any other or further notice or demand in similar or other circumstances.

          SECTION 14.8. Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, if to the Grantor or the Beneficiary, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 14.8.

          SECTION 14.9. GOVERNING LAW; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. THIS DEED OF TRUST SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR ITEM OR TYPE OF TRUST PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE. GRANTOR AGREES THAT SERVICE OF PROCESS IN ANY PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF
MAIL), POSTAGE PREPAID, TO GRANTOR AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE BENEFICIARY SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. IF ANY AGENT APPOINTED BY GRANTOR REFUSES TO ACCEPT SERVICE, GRANTOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF BENEFICIARY TO BRING PROCEEDINGS AGAINST GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION. THE GRANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS DEED OF TRUST OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 14.10. Severability of Provisions. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 14.11. Limitation on Interest Payable. It is the intention of the parties to conform strictly to the usury laws, whether state or Federal, that are applicable to the transaction of which this Deed of Trust is a part. All agreements between the Grantor and the Beneficiary whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid by the Grantor for the use, forbearance or detention of the money to be loaned under the Credit Agreement or any other Loan Document, or for the payment or performance of any covenant or obligation contained herein or in the Credit Agreement or any other Loan Document, exceed the maximum amount permissible under applicable Federal or state usury laws. If under any circumstances whatsoever fulfillment of any such provision, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity. If under any circumstances the Grantor shall have paid an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing in respect of the Secured Obligations and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and any other amounts due hereunder, the excess shall be refunded to the Grantor. All sums paid or agreed to be paid for the use, forbearance or detention of the principal under any extension of credit by the Beneficiary shall, to the fullest extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, prorated, allocated and spread from the date hereof until payment in full of the Secured Obligations so that the actual rate of interest on account of such principal amounts is uniform throughout the term hereof.

          SECTION 14.12. Business Days. In the event any time period or any date provided in this Deed of Trust ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

          SECTION 14.13. Relationship. The relationship of the Beneficiary to the Grantor hereunder is strictly and solely that of lender and borrower and beneficiary and grantor and nothing contained in the Credit Agreement, this Deed of Trust or any other document or instrument now existing and delivered in connection therewith or otherwise in connection with the Secured Obligations is intended to create, or shall in any event or under any circumstance be construed as creating a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between the Beneficiary and the Grantor other than as lender and borrower and beneficiary and grantor.

          SECTION 14.14. No Credit for Payment of Taxes or Impositions. The Grantor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and the Grantor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Charge on the Trust Property or any part thereof.

          SECTION 14.15. No Claims Against the Beneficiary. Nothing contained in this Deed of Trust shall constitute any consent or request by the Beneficiary, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof, nor as giving the Grantor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Beneficiary in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

          SECTION 14.16. Last Dollars Secured. This Deed of Trust secures only a portion of the Indebtedness owing or which may become owing by the Grantor. The parties agree that any payments or repayments of such Indebtedness by the Grantor shall be deemed to be applied first to the portion of the Indebtedness that is not secured hereby, it being the parties' intent that the portion of the Indebtedness last remaining unpaid shall be secured thereby.

          SECTION 14.17. Trustee's Powers and Liabilities . (i) Trustee, by acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for gross negligence, bad faith or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by it in accordance with the terms hereof. All authorities, powers and discretions given in this Deed of Trust to Trustee and/or Beneficiary (if permitted by applicable law) may be exercised by either, without the other, with the same effect as if exercised jointly.

          (ii) Trustee may resign at any time upon giving thirty (30) days' notice in writing to Grantor and to Beneficiary.

          (iii) Beneficiary may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, inability to act or absence of Trustee from the state in which the Premises are located, or in its sole discretion for any reason whatsoever, Beneficiary may, upon notice to the Grantor and without specifying the reason therefor and without applying to any court, select and appoint a successor trustee, and all powers, rights, duties and authority of the former trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of his duties unless required by Beneficiary. Such substitute trustee shall be appointed by written instrument duly recorded in the city or county where the Land is located. Grantor hereby ratifies and confirms any and all acts that the herein named Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. Grantor hereby agrees, on behalf of itself and its heirs, executors, administrators and assigns, that the recitals contained in any deed or deeds executed in due form by any Trustee or substitute trustee, acting under the provisions of this instrument, shall be prima facie evidence of the facts recited, and that it shall not be necessary to prove in any court, otherwise than by such recitals, the existence of the facts essential to authorize the execution and delivery of such deed or deeds and the passing of title thereby.

          (iv) Trustee shall not be required to see that this Deed of Trust is recorded, nor liable for its validity or its priority as a first deed of trust, or otherwise, nor shall Trustee be answerable or responsible for performance or observance of the covenants and agreements imposed upon Grantor or Beneficiary by this Deed of Trust or any other agreement. Trustee, as well as Beneficiary, shall have authority in their respective discretion to employ agents and attorneys in the execution of this trust and to protect the interest of the Beneficiary hereunder, and to the fullest extent permitted by law they shall be compensated and all expenses relating to the employment of such agents and/or attorneys, including expenses of litigation, shall be paid out of the proceeds of the sale of the Trust Property conveyed hereby should a sale be had, but if no such sale be had, all sums so paid out shall be recoverable to the fullest extent permitted by law by all remedies at law or in equity.

          (v) At any time, or from time to time, without liability therefor and with ten (10) days' prior written notice to Grantor, upon written request of Beneficiary and without affecting the effect of this Deed of Trust upon the remainder of the Trust Property, Trustee may (A) reconvey any part of the Trust Property, (B) consent in writing to the making of any map or plat thereof, so long as Grantor has consented thereto, (C) join in granting any easement thereon, so long as Grantor has consented thereto, or (D) join in any extension agreement or any agreement subordinating the lien or charge hereof.

          SECTION 14.18. Local Law Statutory Provisions. This Deed of Trust is
made under and pursuant to the provisions of [                    ], as amended,
                                              --------------------
except as herein otherwise restricted, expanded or changed, including, without limitation, the following rights, duties and obligations described in short form:

          (i)  All exemptions are hereby waived.

          (ii) Subject to all (call) on default.

          (iii) Renewal, extension or reinstatement permitted.

          (iv) Substitution of trustees collectively or any of them individually by the Beneficiary is permitted for any reason or no reason whatsoever, and any number of times without exhaustion of the right to do so.

          (v)  Any trustee may act..

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the Grantor has caused this Deed of Trust to be duly executed and delivered under seal the day and year first above written.

                                    Norcraft Companies, L.P


                                    By: Norcraft GP, L.L.C., its General Partner


                                    By:
                                        --------------------------------

                                    Print Name:
                                                ------------------------

                                    Title:
                                           ----------------------

                                 ACKNOWLEDGMENT

STATE OF
         ------------------

COUNTY OF
          ------------------

     The foregoing instrument was acknowledged before me this    day of October,
                                                              --
2003 by                   , as                    of Norcraft GP, L.L.C.,
        ------------------     ------------------
general partner of Norcraft Companies, L.P., on behalf of the partnership.

     My commission expires:
                            ---------------------------------------

                            ----------------------------------------------------
                            Name of Notary Public:
                                                   -----------------------------

                            (NOTARIAL SEAL)

                          Schedule A- Legal Description

Description of Property

                                   Schedule B

Each of the liens and other encumbrances excepted as being prior to the Lien hereof as set forth in Schedule B to the marked Pro Forma Policy issued by Chicago Title Insurance Company, dated as of the date hereof and delivered to Collateral Agent on the date hereof, bearing Chicago Title Insurance Company
reference number [                ] relating to the real property described in
                  ----------------
Schedule A attached hereto.

                                                                     EXHIBIT H-1

                                    [Form of]
                                    TERM NOTE

$                                                             New York, New York
 ----------------

                                                         -----------------, ----

     FOR VALUE RECEIVED, the undersigned, NORCRAFT COMPANIES, L.P., a Delaware limited partnership ("Borrower"), hereby promises to pay to the order of
                  (the "Lender") on the Term Loan Maturity Date (as defined in
-----------------
the Credit Agreement referred to below) in lawful money of the United States and
in immediately available funds, the principal amount of              DOLLARS
                                                        ------------
($            ), or, if less, the aggregate unpaid principal amount of all Term
  ------------
Loans of the Lender outstanding under the Credit Agreement referred to below, which sum shall be due and payable in such amounts and on such dates as are set forth in the Credit Agreement. Borrower further agrees to pay interest in like money at such office specified in Section 2.14 of the Credit Agreement on the unpaid principal amount hereof from time to time from the date hereof at the rates, and on the dates, specified in Section 2.06 of such Credit Agreement.

     The holder of this Note may endorse and attach a schedule to reflect the date, Type and amount of each Term Loan of the Lender outstanding under the Credit Agreement, the date and amount of each payment or prepayment of principal hereof, and the date of each interest rate conversion or continuation pursuant to Section 2.08 of the Credit Agreement and the principal amount subject thereto; provided that the failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of Borrower hereunder or under the Credit Agreement.

     This Note is one of the Notes referred to in the Credit Agreement dated as of October 21, 2003 (the "Credit Agreement"), among Borrower, Norcraft Holdings, L.P., a Delaware limited partnership ("Holdings"), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC, as bookmanager and lead arranger (in such capacity, the "Lead Arranger"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (in such capacity, the "Syndication Agent"), WACHOVIA CAPITAL MARKETS, LLC, as co-arranger (the "Co-Arranger"), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, the "Swingline Lender"), UBS AG, STAMFORD BRANCH, as Issuing Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Secured Parties and the Issuing Bank (in such capacity, the "Collateral Agent") and CIT LENDING SERVICES CORPORATION, as documentation agent (in such capacity, the "Documentation Agent").

     This Note is secured and guaranteed as provided in the Credit Agreement and the Security Documents. Reference is hereby made to the Credit Agreement and the Security Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

                                     H-1-1

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

                            [Signature Page Follows]

                                      H-1-2

                                   NORCRAFT COMPANIES, L.P.

                                   By: NORCRAFT GP, L.L.C., its General Partner


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                      H-1-3

                                                                     EXHIBIT H-2

                                    [Form of]
                                 REVOLVING NOTE

$                                                             New York, New York
 ----------------

                                                         -----------------, ----

     FOR VALUE RECEIVED, the undersigned, NORCRAFT COMPANIES, L.P., a Delaware limited partnership ("Borrower"), hereby promises to pay to the order of
                  (the "Lender") on the Revolving Maturity Date (as defined in
------------------
the Credit Agreement referred to below), in lawful money of the United States and in immediately available funds, the principal amount of the lesser of (a)
             DOLLARS ($            ) and (b) the aggregate unpaid principal
------------           ------------
amount of all Revolving Loans of the Lender outstanding under the Credit Agreement referred to below. Borrower further agrees to pay interest in like money at such office specified in Section 2.14 of the Credit Agreement on the unpaid principal amount hereof from time to time from the date hereof at the rates, and on the dates, specified in Section 2.06 of such Credit Agreement.

     The holder of this Note may endorse and attach a schedule to reflect the date, Type and amount of each Revolving Loan of the Lender outstanding under the Credit Agreement, the date and amount of each payment or prepayment of principal hereof, and the date of each interest rate conversion or continuation pursuant to Section 2.08 of the Credit Agreement and the principal amount subject thereto; provided that the failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of Borrower hereunder or under the Credit Agreement.

     This Note is one of the Notes referred to in the Credit Agreement dated as of October 21, 2003 (the "Credit Agreement"), among Borrower, Norcraft Holdings, L.P., a Delaware limited partnership ("Holdings"), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC, as bookmanager and lead arranger (in such capacity, the "Lead Arranger"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (in such capacity, the "Syndication Agent"), WACHOVIA CAPITAL MARKETS, LLC, as co-arranger (the "Co-Arranger"), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, the "Swingline Lender"), UBS AG, STAMFORD BRANCH, as Issuing Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Secured Parties and the Issuing Bank (in such capacity, the "Collateral Agent") and CIT LENDING SERVICES CORPORATION, as documentation agent (in such capacity, the "Documentation Agent").

     This Note is secured and guaranteed as provided in the Credit Agreement and the Security Documents. Reference is hereby made to the Credit Agreement and the Security Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

                                     H-2-1

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

                            [Signature Page Follows]

                                     H-2-2

                                   NORCRAFT COMPANIES, L.P.

                                   By: NORCRAFT GP, L.L.C., its General Partner


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     H-2-3

                                                                     EXHIBIT H-3

                                    [Form of]
                                 SWINGLINE NOTE

$5,000,000                                                    New York, New York

                                                         -----------------, ----

     FOR VALUE RECEIVED, the undersigned, NORCRAFT COMPANIES, L.P., a Delaware limited partnership ("Borrower"), hereby promises to pay to the order of UBS LOAN FINANCE LLC (the "Lender") on the Revolving Maturity Date (as defined in the Credit Agreement referred to below), in lawful money of the United States and in immediately available funds, the principal amount of the lesser of (a) FIVE MILLION DOLLARS ($5,000,000) and (b) the aggregate unpaid principal amount of all Swingline Loans made by Lender to the undersigned pursuant to Section
2.17 of the Credit Agreement referred to below. Borrower further agrees to pay interest on the unpaid principal amount hereof in like money at such office specified in Section 2.14 of the Credit Agreement from time to time from the date hereof at the rates and on the dates specified in Section 2.06 of the Credit Agreement.

     The holder of this Note may endorse and attach a schedule to reflect the date, the amount of each Swingline Loan and the date and amount of each payment or prepayment of principal thereof; provided that the failure of Lender to make such recordation (or any error in such recordation) shall not affect the obligations of Borrower hereunder or under the Credit Agreement.

     This Note is one of the Notes referred to in the Credit Agreement, dated as of October 21, 2003 (the "Credit Agreement"), among Borrower, Norcraft Holdings, L.P., a Delaware limited partnership ("Holdings"), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC, as bookmanager and lead arranger (in such capacity, the "Lead Arranger"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (in such capacity, the "Syndication Agent"), WACHOVIA CAPITAL MARKETS, LLC, as co-arranger (the "Co-Arranger"), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, the "Swingline Lender"), UBS AG, STAMFORD BRANCH, as Issuing Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Secured Parties and the Issuing Bank (in such capacity, the "Collateral Agent") and CIT LENDING SERVICES CORPORATION, as documentation agent (in such capacity, the "Documentation Agent").

     This Note is secured and guaranteed as provided in the Credit Agreement and the Security Documents. Reference is hereby made to the Credit Agreement and the Security Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable as provided in the Credit Agreement.

                                     H-3-1

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

                            [Signature Page Follows]

                                     H-3-2

                                   NORCRAFT COMPANIES, L.P.

                                   By: NORCRAFT GP, L.L.C., its General Partner


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     H-3-3

                                                                     EXHIBIT I-1

                                    [Form of]
                             PERFECTION CERTIFICATE

     Reference is hereby made to that certain Credit Agreement dated as of October 21, 2003 (the "Credit Agreement") by and among Norcraft Companies, L.P. (the "Company"), Norcraft Holdings, L.P. (the "Parent Guarantor"), Norcraft Finance Corp. and Norcraft Canada Corporation (the "Subsidiary Guarantors," and together with the Parent Guarantor, the "Guarantors"), certain other parties thereto and UBS AG, Stamford Branch, as collateral agent (in such capacity, the "Collateral Agent"). Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement.

     The undersigned hereby certify to the Collateral Agent as follows:

          1. Names. (a) The exact legal names of the Company and each Guarantor, as such names appear in their respective certificates of formation or any other organizational document, is set forth in Schedule 1(a). The Company and the Guarantors are (i) the type of entities disclosed next to their respective names in Schedule 1(a) and (ii) are registered organizations except to the extent disclosed in Schedule 1(a). Also set forth in Schedule 1(a) are the respective organizational identification numbers, if any, of the Company and the Guarantors that are each registered organizations, the respective Federal Taxpayer Identification Numbers of the Company and each of the Guarantors and the respective states of formation of the Company and each of the Guarantors.

          (b) Set forth in Schedule 1(b) hereto are the respective corporate or organizational names the Company and the Guarantors have had in the past five years, together with the date of the relevant change.

          (c) Set forth in Schedule 1(c) is a list of all other names (including trade names or similar appellations) used by the Company or any Guarantor, or any other business or organization to which the Company or any Guarantor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years. Also set forth in Schedule 1(c) is the information required by
Section 1 of this certificate for any other business or organization to which the Company or any Guarantor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years.

          2. Current Locations. (a) The respective chief executive offices of the Company and the Guarantors are located at the addresses set forth in
Schedule 2(a) hereto.

          (b) Set forth in Schedule 2(b) are all locations where the Company and any Guarantor maintains any books or records relating to any Collateral.

          (c) Set forth in Schedule 2(c) hereto are all the other places of business of the Company or any Guarantor.

          (d) Set forth in Schedule 2(d) hereto are all other locations where the Company or any Guarantor maintains any of the Collateral consisting of inventory or equipment not identified above.

          (e) Set forth in Schedule 2(e) hereto are the names and addresses of all persons or entities other than the Company and the Guarantors, such as lessees, consignees, warehousemen or pur-

                                      I-1-1
chasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment.

          3. Prior Locations. (a) Set forth in Schedule 3(a) is the information required by Schedule 2(a), Schedule 2(b) or Schedule 2(c) with respect to each location or place of business previously maintained by the Company or any Guarantor at any time during the past four months in a state in which the Company has previously maintained a location or place of business at any time during the past four months.

          (b) Set forth in Schedule 3(b) is the information required by Schedule 2(d) or Schedule 2(e) with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months.

          4. Extraordinary Transactions. Except for those purchases, acquisitions and other transactions described on Schedule 4 attached hereto, all of the Collateral has been originated by the Company or the Guarantors in the ordinary course of business or consists of goods which have been acquired by the Company or any Guarantor in the ordinary course of business from a person in the business of selling goods of that kind.

          5. File Search Reports. Attached hereto as Schedule 5(a) is a true and accurate summary of file search reports from (A) the Uniform Commercial Code filing offices (i) in each jurisdiction identified in Section 1(a), Section 2 or
Section 3 with respect to each legal name set forth in Section 1 and (ii) in each jurisdiction described in Schedule 1(c) or Schedule 4 relating to any of the transactions described in Schedule (1)(c) or Schedule 4 with respect to each legal name of the person or entity from which Borrower or any Guarantor purchased or otherwise acquired any of the Collateral and (B) each filing officer in each real estate recording office identified on Schedule 8 with respect to real estate on which Collateral consisting of fixtures is or is to be located. Attached hereto as Schedule 5(b) is a true copy of each financing statement or other filing identified in such file search reports.

          6. UCC Filings and IP Filings. Financing statements (duly authorized by the Company) containing the indications of the Collateral relating to the Security Agreement or the applicable Mortgage, as have been duly filed in the filing offices in the jurisdictions identified in Schedule 7 hereof.

          7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth, with respect to the filings described in Section 6 above, each filing and the filing office in which such filing is to be made and such other actions as are required to preserve, protect and perfect the security interests in the Pledged Collateral (as defined in the U.S. or Canadian Security Agreement, as applicable)granted to the Collateral Agent pursuant to the Collateral Documents. No other filings, consents or actions are required to create, preserve, protect and perfect the security interests in the Pledged Collateral granted to the Collateral Agent pursuant to the Collateral Documents.

          8. Real Property. Attached hereto as Schedule 8 is a list of all real property owned or leased by the Company and the Guarantors.

          9. Termination Statements. A duly signed or otherwise authorized termination statement has been duly filed in each applicable jurisdiction identified in Schedule 9(a) hereto with respect to each Lien described therein. Attached hereto as Schedule 9(b) is a true copy of each filing duly acknowledged or otherwise identified by the filing officer.

                                      I-1-2

          10. No Change. The undersigned knows of no change or anticipated change in any of the circumstances or with respect to any of the matters contemplated in Sections 1 through 9 and Sections 12 through 18 of this Perfection Certificate except as set forth on Schedule 10 hereto.

          11. Filing Fees. All filing fees and taxes payable in connection with the filings described in Sections 6 and 7 above have been paid.

          12. Stock Ownership and other Equity Interests. Attached hereto as
Schedule 12 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests of the Company and the Guarantors and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Also set forth on Schedule 11 is each equity investment of Borrower or any Guarantor that represents 50% or less of the equity of the entity in which such investment was made.

          13. Instruments and Tangible Chattel Paper. Attached hereto as
Schedule 13 is a true and correct list of all promissory notes, instruments, tangible chattel paper and other evidence of indebtedness held by the Company or any Guarantor as of October 21, 2003, including all intercompany notes between the Company and any Guarantor.

          14. Advances. Attached hereto as Schedule 14 is (a) a true and correct list of all advances made by the Company to any Guarantors or any Guarantor to the Company or any as of October 21, 2003 (other than those identified on Schedule 13), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Company or any Guarantor as of October 21, 2003.

          15. Intellectual Property. Attached hereto as Schedule 15(a) in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all of the Company's and each Guarantor's Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner, the registration number and the expiration date of each Patent, Patent License, Trademark and Trademark License owned the Company or any Guarantor. Attached hereto as Schedule 15(b) in proper form for filing with the United States Copyright Office is a schedule setting forth all of the Company's and each Guarantor's Copyrights and Copyright Licenses, including the name of the registered owner, the registration number and the expiration date of each Copyright or Copyright License owned by the Company or any Guarantor.

          16. Commercial Tort Claims. Attached hereto as Schedule 16 is a true and correct list of all Commercial Tort Claims held by the Company or any Guarantor, including a brief description thereof.

          17. Deposit Accounts, Securities Accounts and Commodity Accounts. Attached hereto as Schedule 17 is a true and complete list of all Deposit Accounts, Securities Accounts and Commodity Accounts maintained by the Company and any Guarantor, including the name of each bank where each account is held, the name of each account and the name of each entity that holds each account.

          18. Letter-of-Credit Rights. Attached hereto as Schedule 18 is a true and correct list of all Letters of Credit issued in favor of the Company or any Guarantor, as beneficiary thereunder.

          19. Motor Vehicles. Attached hereto as Schedule 19 is a true and correct list of all motor vehicles (covered by Certificates of Title or ownership) valued at over $50,000, and the owner and approximate value of such motor vehicles.

                                      I-1-3

     IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as
of this     day of October, 2003.
        ---

                                        NORCRAFT COMPANIES, L.P., as Borrower
                                        by: NORCRAFT GP, L.L.C., its General
                                        Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        NORCRAFT HOLDINGS, L.P., as Parent
                                        Guarantor
                                        by: NORCRAFT GP, L.L.C., its General
                                        Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        NORCRAFT FINANCE CORP., as a Guarantor


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        NORCRAFT CANADA CORPORATION, as a
                                        Guarantor


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      I-1-4

                                  Schedule 1(a)

                                Legal Names, Etc.

--------------------------------------------------------------------------------------------
                        Registered                     Federal Taxpayer
Legal Name   Type of   Organization   Organizational    Identification
             Entity      (Yes/No)        Number/a/          Number        State of Formation
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

----------
/a/  If none, so state.

                                      I-1-5

                                  Schedule 1(b)

                           Prior Organizational Names

----------------------------------------
                                 Date of
Company/Guarantor   Prior Name    Change
----------------------------------------

----------------------------------------

----------------------------------------

----------------------------------------

----------------------------------------

                                      I-1-6

                                  Schedule 1(c)

                   Changes in Corporate Identity; Other Names

---------------------------------------------------------------------------------------
                                                                      List of All Other
                       Corporate                 Date      State of   Names Used During
Company/Guarantor   Name of Entity   Action   of Action   Formation    Past Five Years
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

[Add Information required by Section 1 to the extent required by Section 1(c) of the Perfection Certificate]

                                      I-1-7

                                  Schedule 2(a)

                             Chief Executive Offices

--------------------------------------------
Company/Guarantor   Address   County   State
--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

                                      I-1-8

                                  Schedule 2(b)

                                Location of Books

--------------------------------------------
Company/Guarantor   Address   County   State
--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

                                      I-1-9

                                  Schedule 2(c)

                            Other Places of Business

--------------------------------------------
Company/Guarantor   Address   County   State
--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

                                     I-1-10

                                  Schedule 2(d)

                 Additional Locations of Equipment and Inventory

--------------------------------------------
Company/Guarantor   Address   County   State
--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

                                     I-1-11

                                  Schedule 2(e)

                    Locations of Collateral in Possession of
                  Persons Other Than Company or the Guarantors

---------------------------------------------------------------------------
                     Name of Entity in
                       Possession of
Company/Guarantor   Collateral/Capacity   Address/Location
                       of such Entity       of Collateral    County   State
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

                                     I-1-12

                                  Schedule 3(a)

                Prior Locations Maintained by Company/Guarantors

--------------------------------------------
Company/Guarantor   Address   County   State
--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

                                     I-1-13

                                  Schedule 3(b)

                         Prior Locations/Other Entities

--------------------------------------------------------------------------------
                     Prior Locations of     Other Entity in     Address of Such
                    Collateral: Address      Possession of        Other Entity
Company/Guarantor     Including County    Collateral/Capacity   Including County
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     I-1-14

                                   Schedule(4)

           Transactions Other Than in the Ordinary Course of Business

------------------------------------------------------------
                    Description of Transaction     Date of
Company/Guarantor   Including Parties Thereto    Transaction
------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------

                                     I-1-15

                                  Schedule 5(a)

                               File Search Reports

--------------------------------------------------------------------
Company/Guarantor   Search Report dated   Prepared by   Jurisdiction
--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

     See attached.

                                     I-1-16

                                  Schedule 5(b)

                     Copies of Reported Financing Statements

See attached.

                                     I-1-17

                                   Schedule 6

                   Copies of Financing Statements To Be Filed

See attached.

                                     I-1-18

                                   Schedule 7

                             Filings/Filing Offices

----------------------------------------------------------
  Type               Applicable Collateral
   of                      Document
Filing/a/   Entity        (Mortgage)         Jurisdictions
----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------
/a/ UCC-1 financing statement, fixture filing, mortgage, intellectual property filing or other necessary filing.

                                     I-1-19

                                   Schedule 8

                                  Real Property

------------------------------------------------------------------------------
                                                                   Description
                                        Owned     Landlord/Owner     of Lease
Entity of Record   Location Address   or Leased      if Leased       Documents
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                     I-1-20

                                  Schedule 9(a)

                          Termination Statement Filings

------------------------------------------------------------------------------------
                                                               UCC-1        UCC-1
Debtor   Jurisdiction   Secured Party   Type of Collateral   File Date   File Number
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

                                     I-1-21

                                  Schedule 9(b)

Attached hereto is a true copy of each termination statement filing duly acknowledged or otherwise identified by the filing officer.

                                     I-1-22

                                   Schedule 10

         Changes from Circumstances Described in Perfection Certificate

                                     I-1-23

                                   Schedule 12

                   Stock Ownership and Other Equity Interests

Company/Guarantor:
                   --------------

---------------------------------------------------------------------------
 Current Legal                                          No.         Percent
Entities Owned   Record Owner   Certificate No.   Shares/Interest   Pledged
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

                                     I-1-24

                                   Schedule 13

                     Instruments and Tangible Chattel Paper

1.   Promissory Notes:

-------------------------------------------------------------
         Principal   Date of
Entity     Amount    Issuance   Interest Rate   Maturity Date
-------------------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------

2.   Chattel Paper:

                                     I-1-25

                                   Schedule 14

                                    Advances

---------------------------------------------------------------
                                 Description and
                                  Date of Unpaid
Description and                    Intercompany
Date of Advance   From    To    Transfer of Goods   From    To
---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

                                     I-1-26

                                 Schedule 15(a)

           Patents, Patent Licenses, Trademarks and Trademark Licenses

PATENTS:

Registrations:

        REGISTRATION   REGISTRATION
OWNER      NUMBER          DATE       COUNTRY   DESCRIPTION
-----   ------------   ------------   -------   -----------

Applications:

         APPLICATION   APPLICATION
OWNER      NUMBER          DATE       COUNTRY   DESCRIPTION
-----   ------------   ------------   -------   -----------

Licenses:

TRADEMARKS:

Registrations:

        REGISTRATION   REGISTRATION
OWNER      NUMBER          DATE       COUNTRY   DESCRIPTION
-----   ------------   ------------   -------   -----------

Applications:

         APPLICATION   APPLICATION
OWNER      NUMBER          DATE       COUNTRY   DESCRIPTION
-----   ------------   ------------   -------   -----------

Licenses:

                                     I-1-27

                                 Schedule 15(b)

                        Copyrights and Copyright Licenses

OWNER   DATE   COUNTRY   DESCRIPTION
-----   ----   -------   -----------

                                     I-1-28

                                   Schedule 16

                             Commercial Tort Claims

                                     I-1-29

                                   Schedule 17

          Deposit Accounts, Securities Accounts and Commodity Accounts

                                     I-1-30

                                   Schedule 18

                             Letter of Credit Rights

                                     I-1-31

                                   Schedule 19

                                 Motor Vehicles

                                     I-1-32

                                                                     EXHIBIT I-2

                                    [Form of]
                        PERFECTION CERTIFICATE SUPPLEMENT

     This Perfection Certificate Supplement, dated as of [      ], 20[  ] is
                                                          ------      --
delivered pursuant to Section 5.12(b) of that certain Credit Agreement dated as of October 21, 2003, among Norcraft Companies, L.P., a Delaware limited partnership ("Borrower"), Norcraft Holdings, L.P., a Delaware limited partnership ("Holdings"), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in
Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC, as bookmanager and lead arranger (in such capacity, the "Lead Arranger"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (in such capacity, the "Syndication Agent"), WACHOVIA CAPITAL MARKETS, LLC, as co-arranger (the "Co-Arranger"), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, the "Swingline Lender"), UBS AG, STAMFORD BRANCH, as Issuing Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Secured Parties and the Issuing Bank (in such capacity, the "Collateral Agent" and CIT LENDING SERVICES CORPORATION, as documentation agent (in such capacity, the "Documentation Agent") .

     The undersigned, the [         ] of the Company, hereby certifies to the
                           ---------
Collateral Agent and each of the other Secured Parties that, as of the date hereof, there has been no change in the information described in the Perfection Certificate delivered on the Closing Date, as supplemented by any perfection certificate supplements delivered prior to the date hereof (the "Prior Perfection Certificate"), other than as follows:

     1.   Names.

          (a) Except as listed on Schedule 1(a) attached hereto and made a part hereof, Schedule 1(a) to the Prior Perfection Certificate sets forth the exact legal name of the Company and each Guarantor (the "Guarantor"), as such name appears in its organizational document, the state and type of organization (together with the organizational identification number, if any, issued with respect to the Company and each Guarantor) of the Company and each Guarantor, and the federal employer identification number of the Company and each Guarantor.

                                      I-2-1

     2.   Current Locations.

          (a) Except as listed on Schedule 2(a) attached hereto and made a part hereof, Schedule 2(a) to the Prior Perfection Certificate sets forth the respective chief executive offices of the Company and each Guarantor.

          (b) Except as listed on Schedule 2(b) attached hereto and made a part hereof, Schedule 2(b) to the Prior Perfection Certificate sets forth all locations in which the Company and each Guarantor maintains any Collateral or any books or records relating to any of the Collateral.

          (c) Except as listed on Schedule 2(c) attached hereto and made a part hereof, Schedule 2(c) to the Prior Perfection Certificate sets forth all other places of business of the Company or any Guarantor.

          (d) Except as listed on Schedule 2(d) attached hereto and made a part hereof, Schedule 2(d) to the Prior Perfection Certificate sets forth all other locations where the Company or any Guarantor maintains any material amount of the Col lateral consisting of inventory or equipment not identified above.

          (e) Except as listed on Schedule 2(e) attached hereto and made a part hereof, Schedule 2(e) to the Prior Perfection Certificate sets forth the names and addresses of all persons or entities other than the Company and the Guarantors, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment.

     3.   [Reserved].

     4.   Extraordinary Transactions.

               Except for those purchases, acquisitions and other transactions described on Schedule 4 attached hereto and on Schedule 4 to the Prior Perfection Certificate, all of the Collateral has been originated by the Company and each Guarantor in the ordinary course of business or consists of goods which have been acquired by the Company or any Guarantor in the ordinary course of business from a person in the business of selling goods of that kind.

     5.   File Search Reports.

               Except as listed on Schedule 5(a) attached hereto and made a part hereof, Schedule 5(a) to the Prior Perfection Certificate sets forth, with respect to the filings described in Section 5(a) to the Prior Perfection Certificate, each filing and the filing office in which such filing is to be made. All such additional filings have been delivered to the Collateral Agent for filing, or have been filed contemporaneously with the delivery of this certificate or shall be filed immediately after the date hereof.
               Schedule 5(b) attached hereto is a true copy of each financing statement or other filing identified in such file search reports.

                                      I-2-2

     6.   UCC Filings and IP Filings.

               Except as listed on Schedule 6 attached hereto and made a part hereof, Schedule 6 to the Prior Perfection Certificate sets forth the financing statements and financing jurisdictions relating to the Security Agreement or the applicable Mortgage.

     7.   Schedule of Filings.

               Except as listed on Schedule 7 attached hereto and made a part hereof, Schedule 7 to the Prior Perfection Certificate sets forth, with respect to the filings described in Section 6 above, each filing and the filing office in which such filing is to be made and such other actions as are required to preserve, protect and perfect the security interests in the Pledged Collateral granted to the Collateral Agent pursuant to the Collateral Documents

     8.   Real Property Locations.

               Except as listed on Schedule 8 attached hereto and made a part hereof, Schedule 8 to the Prior Perfection Certificate sets forth, with respect to real property owned and leased by the Company and the Guarantors.

     9.   [Reserved].

     10.  No Change.

               The undersigned knows of no change or anticipated change in any of the circumstances or with respect to any of the matters contemplated in Sections 1 through 9 and Section 12 through 18 of this certificate except as set forth on Schedule 10 hereto.

     11.  [Reserved].

     12.  Stock Ownership and other Equity Interests.

               Except as listed on Schedule 12 attached hereto and made a part hereof, Schedule 12 to the Prior Perfection Certificate sets forth a true and correct list of the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests of the Company and the Guarantors and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests; as well as each equity investment of the Company or any Guarantor that represents 50% or less of the equity of the entity in which such investment was made.

     13.  Instruments and Tangible Chattel Paper.

               Except as listed on Schedule 13 attached hereto and made a part hereof, Schedule 13 to the Prior Perfection Certificate sets forth a true and correct list of all promissory notes, instruments, tangible chattel paper and other evidence of indebtedness held by the Company and any Guarantor, including any intercompany notes between the Company and any Guarantor.

                                      I-2-3

     14.  Advances.

               Except as listed on Schedule 14 attached hereto and made a part hereof, Schedule 14 to the Prior Perfection Certificate sets forth (a) a true and correct list of all advances made by the Company to any Guarantors or any Guarantor to the Company or any Guarantor (other than those identified on Schedule 13 attached hereto and Schedule 13 of the Prior Perfection Certificate) and
               (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Company or any Guarantor.

     15.  Intellectual Property.

               Attached hereto as Schedule 15(a) in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all of the Company's and each Guarantor's Patents, Patent Licenses, Trademarks and Trademark Licenses acquired since the date of the Prior Perfection Certificate, including the name of the registered owner, the registration number and the expiration date of each Patent, Patent License, Trademark and Trademark License owned by the Company and each Guarantor. Attached hereto as Schedule 15(b) in proper form for filing with the United States Copyright Office is a schedule setting forth all of the Company's and each Guarantor's Copyrights and Copyright Licenses acquired since the date of the Prior Perfection Certificate, including the name of the registered owner, the registration number and the expiration date of each Copyright or Copyright License owned by the Company and the Guarantors.

     16.  Commercial Tort Claims.

               Except as listed on Schedule 16 attached hereto and made a part hereof, Schedule 16 to the Prior Perfection Certificate sets forth a true and correct list of commercial tort claims held by the Company and each Guarantor, including a brief description thereof.

     17.  Deposit Accounts, Securities Accounts and Commodities Accounts.

               Except as listed on Schedule 17 attached hereto and made a part hereof, Schedule 17 to the Prior Perfection Certificate sets forth a true and correct list of the Deposit Accounts, Securities Accounts and Commodities Accounts held by the Company and each Guarantor.

     18.  Letter-of-Credit Rights.

               Except as listed on Schedule 18 attached hereto and made a part hereof, Schedule 18 to the Prior Perfection Certificate sets forth a true and correct list o the Letters of Credit issued in favor of the Company or any Guarantor, as beneficiary thereunder.

     19.  Motor Vehicles.

               Except as listed on Schedule 19 attached hereto and made a part hereof, Schedule 19 to the Prior Perfection Certificate sets forth a true and correct list of all motor

                                      I-2-4
               vehicles (covered by Certificates of Title or ownership) valued at over $50,000, and the owner and approximate value of such motor vehicles.

                            [Signature Page Follows.]

                                      I-2-5

     IN WITNESS WHEREOF, we have hereunto signed this Certificate on
           , 200  .
-----------     --

                                    NORCRAFT COMPANIES, L.P., as Borrower

                                    by: NORCRAFT GP, L.L.C., its General Partner


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    NORCRAFT HOLDINGS, L.P., as Parent Guarantor
                                    by: NORCRAFT GP, L.L.C., its General Partner


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    NORCRAFT FINANCE CORP., as a Guarantor


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    NORCRAFT CANADA CORPORATION, as a Guarantor


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     I-2-6

                                  Schedule 1(a)

                                Legal Names, Etc.

--------------------------------------------------------------------------------------------
                        Registered                     Federal Taxpayer
             Type of   Organization   Organizational    Identification
Legal Name    Entity     (Yes/No)        Number/a/          Number        State of Formation
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

----------
/a/  If none, so state.

                                      I-2-7

                                  Schedule 2(a)

                             Chief Executive Offices

--------------------------------------------
Company/Guarantor   Address   County   State
--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

                                      I-2-8

                                  Schedule 2(b)

                                Location of Books

--------------------------------------------
Company/Guarantor   Address   County   State
--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

                                      I-2-9

                                  Schedule 2(c)

                            Other Places of Business

--------------------------------------------
Company/Guarantor   Address   County   State
--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

                                     I-2-10

                                  Schedule 2(d)

                 Additional Locations of Equipment and Inventory

--------------------------------------------
Company/Guarantor   Address   County   State
--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

                                     I-2-11

                                  Schedule 2(e)

                    Locations of Collateral in Possession of
                  Persons Other Than Company or the Guarantors

---------------------------------------------------------------------------
                     Name of Entity in
                       Possession of
                    Collateral/Capacity   Address/Location
Company/Guarantor      of such Entity       of Collateral    County   State
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

                                     I-2-12

                                  Schedule (4)

           Transactions Other Than in the Ordinary Course of Business

------------------------------------------------------------
                    Description of Transaction     Date of
Company/Guarantor    Including Parties Thereto   Transaction
------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------

                                     I-2-13

                                  Schedule 5(a)

                               File Search Reports

--------------------------------------------------------------------
Company/Guarantor   Search Report dated   Prepared by   Jurisdiction
--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

     See attached.

                                     I-2-14

                                  Schedule 5(b)

                     Copies of Reported Financing Statements

     See attached.

                                     I-2-15

                                   Schedule 6

                   Copies of Financing Statements To Be Filed

     See attached.

                                     I-2-16

                                   Schedule 7

                             Filings/Filing Offices

----------------------------------------------------------
   Type              Applicable Collateral
    of                      Document
Filing/b/   Entity         (Mortgage)        Jurisdictions
----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------
/b/ UCC-1 financing statement, fixture filing, mortgage, intellectual property filing or other necessary filing.

                                     I-2-17

                                   Schedule 8

                                  Real Property

------------------------------------------------------------------------------
                                                                   Description
                                        Owned     Landlord/Owner     of Lease
Entity of Record   Location Address   or Leased     if Leased       Documents
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                     I-2-18

                                   Schedule 10

    Changes from Circumstances Described in Perfection Certificate Supplement

                                     I-2-19

                                   Schedule 12

                   Stock Ownership and other Equity Interests

Company/Guarantor:
                   --------------

---------------------------------------------------------------------------
 Current Legal                                          No.         Percent
Entities Owned   Record Owner   Certificate No.   Shares/Interest   Pledged
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

                                     I-2-20

                                   Schedule 13

                     Instruments and Tangible Chattel Paper

1. Promissory Notes:

-------------------------------------------------------------
         Principal    Date of
Entity     Amount    Issuance   Interest Rate   Maturity Date
-------------------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------

2. Chattel Paper:

                                     I-2-21

                                   Schedule 14

                                    Advances

-------------------------------------------------------------
                                Description and
                                 Date of Unpaid
Description and               Intercompany Trans-
Date of Advance   From   To       fer of Goods      From   To
-------------------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------

                                     I-2-22

                                 Schedule 15(a)

           Patents, Patent Licenses, Trademarks and Trademark Licenses

PATENTS:

Registrations:

        REGISTRATION   REGISTRATION
OWNER      NUMBER          DATE       COUNTRY   DESCRIPTION
-----   ------------   ------------   -------   -----------

Applications:

        APPLICATION   APPLICATION
OWNER      NUMBER         DATE      COUNTRY   DESCRIPTION
-----   -----------   -----------   -------   -----------

Licenses:

TRADEMARKS:

Registrations:

        REGISTRATION   REGISTRATION
OWNER      NUMBER           DATE       COUNTRY   DESCRIPTION
-----   ------------   -------------   -------   -----------

Applications:

        APPLICATION   APPLICATION
OWNER      NUMBER         DATE      COUNTRY   DESCRIPTION
-----   -----------   -----------   -------   -----------


Licenses:

                                     I-2-23

                                 Schedule 15(b)

                        Copyrights and Copyright Licenses

OWNER   DATE   COUNTRY   DESCRIPTION
-----   ----   -------   -----------

                                     I-2-24

                                   Schedule 16

                             Commercial Tort Claims

                                     I-2-25

                                   Schedule 17

          Deposit Accounts, Securities Accounts and Commodity Accounts

                                     I-2-26

                                   Schedule 18

                             Letter-of-Credit Rights

                                     I-2-27

                                   Schedule 19

                                 Motor Vehicles

                                     I-2-28

                                                                     EXHIBIT J-1

                                    [Form of]
                             U.S. SECURITY AGREEMENT

 Incorporated by reference to the Registration Statement (No. 333-114924) filed on April 27, 2004.

                                      J-1-1

                                                                     EXHIBIT J-2

                                    [Form of]
                           CANADIAN SECURITY AGREEMENT

            Incorporated by reference to Exhibit 10.6 filed herewith.

                                      J-2-1

                                                                     EXHIBIT J-3

                                    [Form of]
                            CANADIAN PLEDGE AGREEMENT

                            NORCRAFT COMPANIES, L.P.
                                PLEDGE AGREEMENT

     This Agreement, dated as of October 21, 2003 between NORCRAFT COMPANIES L.P., a Delaware limited partnership (the "Pledgor"), and UBS AG, STAMFORD BRANCH, as agent (the "Agent") for itself and the other Lenders under the Credit Agreement (as defined below). The parties agree as follows:

1. Background; Definitions.

     1.1 Background. The Lenders (as defined in the Credit Agreement) are providing loans and letters of credit to the Pledgor under the Credit Agreement (as defined below). This Agreement creates the pledge by the Pledgor of all of its shares in the capital of Norcraft Canada Corporation, an unlimited company under the laws of Nova Scotia (the "Pledged Corporation") to secure the performance of the Obligations.

     1.2 Reference to Credit Agreement; Definitions. Reference is made to the Credit Agreement dated as of the 21st day of October, 2003, as amended and as from time to time in effect (the "Credit Agreement"), among the Pledgor, certain of its affiliates from time to time party thereto, the Lenders (as defined therein) and the Agent. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) references to a particular Section shall include all subsections thereof and (c) the word "including" shall be construed as "including without limitation". Capitalized terms defined used but not otherwise defined herein, but defined in the Credit Agreement, shall have the meaning assigned thereto in the Credit Agreement.

2. Pledge.

     2.1 Credit Security. As security for the payment and performance of the Obligations, the Pledgor pledges to the Agent for the benefit of the Lenders and the holders from time to time of any of the Obligations, and creates a security interest in favor of the Agent for the benefit of the Lenders and such holders, in all of its right, title and interest in and to (but none of its obligations or liabilities with respect to) the shares in the capital of the Pledged Corporation owned by the Pledgor (the "Pledged Shares").

     2.2 Representations, Warranties and Covenants with Respect to Pledged Shares. The Pledgor represents, warrants and covenants that:

          2.2.1 Pledged Shares. All the Pledged Shares are and shall be at all times duly authorized, validly issued, and fully paid but assessable. The Pledgor will deliver to the Agent, certificates representing the Pledged Shares (to the extent it has not previously done so) accompanied by a share transfer form executed in blank, all in form and substance satisfactory to the Agent. The Agent may at any time on or after the occurrence and continuance of an Event of Default, upon giving the Pledgor prior notice in writing, transfer into its name (or the name of another Person that is designated in writing by the Agent), as pledgee, any Pledged Shares.

                                      J-2-1

          2.2.2 No Liens. All Pledged Shares shall be free and clear of any Liens and restrictions on the transfer thereof except for (a) restrictions on transfer of the Pledged Shares imposed by provincial, federal or other applicable laws and (b) Liens created hereby or by the Loan Documents. The Pledgor will not pledge, create or permit to exist any security interest in any Pledged Shares except for the Liens created hereby or by the Loan Documents. None of the Pledged Shares is subject to any options to purchase or similar rights of any Person.

          2.2.3 Perfection of Pledged Shares. Upon the Agent's written request from time to time, the Pledgor will make, execute and deliver all such instruments and documents, including appropriate financing statements, transfer powers and notices, and take all such action as the Agent may deem reasonably necessary to carry out the intent and purposes of this Agreement and the Loan Documents or for assuring and confirming to the Lenders the pledge and security interests in the Pledged Shares created hereby.

     2.3 Administration of Pledged Shares. The Pledged Shares shall be administered as follows, and if an Event of Default shall have occurred and be continuing, Section 2.5 shall also apply.

          2.3.1 Dividends.

               (a) To the extent permitted by the Credit Agreement, unless an Event of Default shall occur and be continuing, the Pledgor shall be entitled to receive all Dividends paid on the Pledged Shares.

               (b) If an Event of Default shall occur and be continuing, all Dividends and other payments with respect to the Pledged Shares shall be retained by the Agent (or if received by the Pledgor shall be held by the Pledgor and shall be forthwith paid by it to the Agent in the original form received, endorsed in blank) as part of the Pledged Shares or applied by the Agent to the payment of the Obligations in accordance with the Credit Agreement.

          2.3.2 Voting. If an Event of Default shall occur, and if and to the extent that the Agent shall so notify the Pledgor in writing, only the Agent (or such other Person that is designated in writing by the Agent) shall be entitled to vote or consent or take any other action with respect to the Pledged Shares (and the Pledgor will, if so requested, execute or cause to be executed, appropriate proxies therefor).

          2.3.3 Custody of Pledged Shares. The Agent will use reasonable care in the custody and physical preservation of any Pledged Shares in its possession. Except as set forth in the immediately preceding sentence, and except as provided by applicable law that cannot be waived, the Agent will have no duty with respect to the custody and protection of the Pledged Shares, the collection of any part thereof or of any income thereon or the preservation or exercise of any rights pertaining thereto, including rights

                                      J-2-2
      against prior parties. The Lenders will not be liable or responsible for any loss or damage to any Pledged Shares, or for any diminution in the value thereof, by reason of the act or omission of any agent selected by the Agent, except when the Agent has acted with gross negligence or willful misconduct in the selection of such agent.

     2.4 Modifications to Pledged Shares. Except with the prior written consent of the Agent, not to be unreasonably withheld, the Pledgor shall not amend or modify, or waive any of its rights under or with respect to the Pledged Shares (other than stock splits and stock dividends) if the effect of such amendment, modification or waiver would be materially to reduce the amount of such item, or to waive or impair any remedies of the Pledgor or the Lenders under or with respect to the Pledged Shares.

     2.5 Right to Realize upon Pledged Shares. Except to the extent prohibited by applicable law that cannot be waived, this Section 2.5 shall govern the Lenders' and the Agent's right to realize upon the Pledged Shares if any Event of Default shall have occurred and be continuing. The provisions of this Section
2.5 are in addition to any rights and remedies available at law or in equity and in addition to the provisions of the Loan Documents. In the case of a conflict between this Section 2.5 and the Loan Documents, this Section 2.5 shall govern.

          2.5.1 Marshaling. The Lenders and the Agent shall not be required to make any demand upon, accelerate, or pursue or exhaust any of their rights or remedies against the Pledgor, any other Guarantor or any other Person with respect to the payment of the Obligations, or to pursue or exhaust any of its rights or remedies with respect to any of the collateral therefor or any direct or indirect guarantee thereof. The Lenders and the Agent shall not be required to marshal the Pledged Shares, or any guarantee of the Obligations or to resort to the Pledged Shares, or any such guarantee in any particular order, and all of their rights hereunder shall be cumulative. Without limiting the generality of the foregoing, the Pledgor agrees that it will not invoke or raise as a defense to any enforcement by the Agent or any other Lender of its rights and remedies relating to the Obligations any legal or contractual requirement with which the Agent or any other Lender may have in good faith failed to comply, the consequence of which defense would prevent or materially delay or otherwise impede the enforcement of the Agent's or the Lenders' rights under this Agreement and hereby waives the same. In addition, the Pledgor waives any right to prior notice (except to the extent expressly required by this Agreement and to the extent it may lawfully do so) or judicial hearing in connection with foreclosure on or disposition of any Pledged Shares, including any such right which the Pledgor would otherwise have under the laws of Nova Scotia and the laws of Canada applicable therein, or any other jurisdiction.

          2.5.2 Sales of Pledged Shares. Upon an occurrence and continuance of an Event of Default, all or a portion of the Pledged Shares may be sold for cash or other value in any number of lots at any commercially reasonable public or private sale, without demand, advertisement or notice; provided, however, that the Agent shall give

                                      J-2-3
     the Pledgor 10 Business Days prior written notice of the time and place of any public sale, or the time after which a private sale may be made, which notice the Pledgor and the Lenders agree to be reasonable. At any sale of Pledged Shares (except to the extent prohibited by applicable law that cannot be waived) the Agent, such other Person that is designated in writing by the Agent, or any of the Lenders or any of its or their respective officers acting on its or their behalf, or their assigns, may bid for and purchase all or any part of the property and rights so sold and upon compliance with the terms of such sale may hold and dispose of such property and rights without further accountability to the Pledgor, except for the proceeds of such sale pursuant to Section 2.5.3. The Pledgor acknowledges that any such sale will be made by the Agent on an "as is" basis with disclaimers of all warranties, whether express or implied, to the extent permitted by applicable law. The Pledgor will execute and deliver or cause to be executed and delivered such instruments, documents, assignments, waivers, certificates and affidavits, will supply or cause to be supplied such further information and will take such further action as the Agent shall reasonably require in connection with any such sale.

          2.5.3 Application of Proceeds. The proceeds of all sales and collections in respect of any Pledged Shares and all funds collected from the Pledgor shall be applied as provided for in the Credit Agreement.

          2.5.4 Contractual Restrictions. To the extent that the Pledged Corporation is a party to an agreement, lease, franchise or other instrument which prohibits assignments by or changes in control of the parties thereto, then, notwithstanding anything else herein to the contrary, no action shall be taken by the Agent with respect to such items until the required consent to or approval of such action by the other parties thereto has been obtained. The Pledgor covenants that upon the Agent's reasonable request, it will file such applications and take such other action as the Agent may request to obtain consent or approval to any action contemplated by this Agreement and to give effect to the security interests created by the Loan Documents.

3. Continuing Agreement, etc. This Agreement shall be a continuing agreement, shall be irrevocable and shall remain in full force and effect until the payment in full of the Obligations then outstanding in accordance with the terms thereof at a time when the Lenders' obligations to extend credit under the Loan Documents shall have been irrevocably terminated (other than indemnity and similar provisions of the Loan Documents that expressly survive the termination of such documents). No action which the Pledgor may take or refrain from taking shall affect the provisions of this Agreement or the obligations of the Pledgor hereunder. No right of the Lenders or any present or future holder of any of the Obligations shall at any time be prejudiced or impaired by any act or failure to act on the part of the Pledgor, or by any noncompliance by the Pledgor with the terms of this Agreement, regardless of any knowledge thereof which any Lender, the Agent or any such holder may have or otherwise be charged with.

4. Waivers; Powers, etc.

                                      J-2-4

     4.1 Specific Performance. The Agent is authorized to demand specific performance of this Agreement at any time when the Pledgor shall have failed to comply with any provision hereof, and it irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor by the Lenders.

     4.2 Power to Modify, etc. Except to the extent prohibited by the provisions of applicable law that cannot be waived, the Pledgor grants the Agent and the Lenders full power, in their sole discretion:

          4.2.1 To waive compliance with any Default under, and to consent to any amendment or change or any terms of the Credit Agreement, the Loan Documents, the Obligations or any guarantee thereof (each as from time to time in effect);

          4.2.2 To grant one or more extensions or renewals of the Obligations (for any period, no matter how long), and any other indulgence with respect thereto and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of the Pledgor in respect of the Obligations, whether or not rights against the Pledgor under this Agreement are reserved in connection therewith;

          4.2.3 To take security in any form for the Obligations and to consent to the addition to or the substitution, exchange, release, failure to perfect or any other disposition of, and to deal in any other manner with, to the extent permitted by applicable law that cannot be waived, all or part of any property which may from time to time secure the Obligations whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future guarantees of the Obligations and to proceed against any of the Pledged Shares or such guarantees in any order;

          4.2.4 To extend credit under the Credit Agreement, or Loan Documents or otherwise, in such amount as the Lenders may determine, whether for a greater or lesser amount than is presently in effect, even though the financial condition of the Pledgor or any of its affiliates may have deteriorated since the date hereof; and

          4.2.5 To collect or liquidate any of the Obligations or the Pledged Shares in any manner or to refrain from collecting or liquidating any of the Obligations or the Pledged Shares.

5. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of the Lenders and their successors and assigns and shall be binding upon the Pledgor and its respective successors and assigns. The Agent (or an Assignee) may from time to time assign or transfer all or any of its rights under this Agreement to any other Person (the "Assignee"),

                                      J-2-5
subject to the terms of the Credit Agreement, and the Assignee shall, to the extent of the interest as assigned or transferred, be entitled to the benefit of, and the right to enforce such right or rights to the same extent as if such Person was the Agent. The Pledgor shall not assign all or any part of this Agreement without the Agent's prior written consent.

6. Notices. Except as otherwise specified in this Agreement, any notice, demand or other communication (in any of those cases, a "Notice") required to be given pursuant to this Agreement shall be given in the manner and become effective as set forth in the Credit Agreement.

     A Notice, if addressed to the Pledgor, Agent or other Lender shall be sent to the address set forth in the Credit Agreement with, in the case of a Notice sent to a Lender, a copy to the Agent.

7. Defeasance. When all Obligations have been paid, performed and reasonably determined by the Lenders to have been discharged in full, and if at the time no Lender continues to be committed to extend any credit to the Pledgor under the Credit Agreement or under any other Loan Document, this Agreement shall terminate. Thereupon, on the Pledgor's demand and at its cost and expense, the Agent shall forthwith execute proper instruments, acknowledging satisfaction of and discharging this Agreement, and shall redeliver to the Pledgor any Pledged Shares then in its possession; provided, however, that Sections 8 and 9 shall survive the termination of this Agreement.

8. Venue: Service of Process. The Pledgor, by its execution hereof:

               (a) Irrevocably submits to the nonexclusive jurisdiction of the courts of the Province of Nova Scotia for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement; and

               (b) Waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement, may not be enforced in or by such court.

9. General. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforced to the maximum extent of its validity or enforceability. This Agreement, the Credit Agreement, and the other Loan Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current

                                      J-2-6
understandings and agreements, whether written or oral. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. In the event of a conflict between the terms of this Agreement and the terms of the U.S. Security Agreement, the U.S. Security Agreement shall take precedence over this Agreement. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the Province of Nova Scotia.

                  [Remainder of Page Intentionally Left Blank]

                                      J-2-7

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                       NORCRAFT COMPANIES L.P.


                                       By: NORCRAFT GP, L.L.C.,
                                           as General Partner


                                       By /s/ Illegible
                                          --------------------------------------
                                          Title: Authorized Person

                                       Address: 3020 Denmark Ave.
                                                Suite 100
                                                Eagan, MN 55121

                                       UBS AG, STAMFORD BRANCH,
                                       as Collateral Agent


                                       By: /s/ Illegible
                                           -------------------------------------
                                           Name: Illegible
                                           Title: Associate Director
                                                  Banking Products
                                                  Services US


                                       By: /s/ Thomas R. Salzano
                                           -------------------------------------
                                           Name: Thomas R. Salzano
                                           Title: Director
                                                  Banking Products Services, US

                            Canadian Pledge Agreement

                                                                     EXHIBIT K-1

                                    [Form of]
                           OPINION OF COMPANY COUNSEL

[         ], 2003
 ---------
To the Arranger, the other Agents
and each Lender party to the
Credit Agreement referred to below

Ladies and Gentlemen:

          This opinion is being furnished to you pursuant to the Credit Agreement, dated as of the date hereof (the "Credit Agreement"), among Norcraft Companies, L.P., a Delaware limited partnership (the "Company"), Norcraft Holdings, L.P., a Delaware limited partnership ("Holdings"), the Subsidiary Guarantors, the Lenders from time to time party thereto, UBS Securities LLC, as book manager and lead arranger, Wachovia Bank, National Association, as syndication agent, Wachovia Capital Markets, LLC, as co-arranger, UBS Loan Finance, LLC, as swingline lender and UBS AG, Stamford Branch, as Issuing Bank, administrative agent for the Lenders and as collateral agent for the Secured Parties, in connection with the closing held this day under the Credit Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Credit Agreement.

          We have acted as counsel to Holdings, the Company, Norcraft Finance Corp, a Delaware corporation (the "Delaware Sub") and Norcraft Canada Corporation, a Nova Scotia unlimited liability company (the "Canadian Sub"), in connection with the Credit Agreement, the U.S. Security Agreement, the Copyright Security Agreement (as defined in the U.S. Security Agreement), the Patent Security Agreement (as defined in the U.S. Security Agreement), the Trademark Security Agreement (as defined in the U.S. Security Agreement) (which Agreements are collectively referred to herein as the "Credit Documents") and the Canadian Pledge Agreement being delivered today pursuant to the Credit Agreement (the "Canadian Pledge Agreement") and in connection with certain Mortgages (the "Mortgages") being delivered by the Company contemporaneously herewith.

          We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents and records and have made such investigation of fact and such examination of law as we have deemed appropriate in order to enable us to render the opinions set forth herein. In conducting such investigation, we have relied, without independent verification, upon certificates of officers of Holdings, the Company and one or more of their Subsidiaries, public officials and other appropriate persons, and on the representations and warranties as to matters of fact and on the covenants as to the application of proceeds contained in the Credit Documents.

          In rendering the opinions set forth in paragraph 4 below, we have relied without independent investigation, upon the opinion to you dated the date hereof of Aikins, MacAculay & Thorvaldson LLP and of McInnes Cooper with respect to certain matters governed by Canadian law including the due authorization, execution and delivery by the Canadian Sub of the Credit Documents and the Canadian Pledge Agreement to which it is party.

The Arranger, et. al                     -2-                    October 21, 2003

          The opinions expressed herein are limited to matters governed by the laws of The Commonwealth of Massachusetts, the State of New York, the General Corporation Law of the State of Delaware, the Delaware Revised Uniform Limited Partnership Act, the Delaware Limited Liability Company Act and the federal laws of the United States of America and in the case of paragraph 12 below, Article 9 of the Delaware Uniform Commercial Code ("Delaware Article 9").

          Based upon and subject to the foregoing and subject to the additional qualifications set forth below, we are of the opinion that:

     Each of the Company and Holdings (a) is a limited partnership validly existing in good standing under the laws of the State of Delaware and the Delaware Revised Uniform Limited Partnership Act and (b) has the power and authority under its partnership agreement and the Delaware Revised Uniform Limited Partnership Act necessary to own its property, to lease, operate and manage each property that is subject to a Mortgage (in the case of the Company only), to conduct the business in which it is engaged, to execute and deliver each of the Credit Documents, the Canadian Pledge Agreement and the Mortgages to which it is a party and to perform its obligations thereunder.

     The Delaware Sub (a) is a corporation validly existing in good standing under the laws of the State of Delaware and (b) has the corporate power to own its property, to conduct the business in which it is engaged, to execute and deliver each of the Credit Documents to which it is a party and to perform its obligations thereunder.

     Each of the Company, Holdings and the Delaware Sub has duly authorized, executed and delivered each of the Credit Documents to which it is party and (subject to the qualifications set forth in the unnumbered paragraphs at the end hereof) each such Credit Document constitutes the legal, valid and binding obligation of such of the foregoing persons as is party thereto and is enforceable against each such person in accordance with its terms.

     Subject to the qualifications set forth in the unnumbered paragraphs at the end hereof, each of the Credit Documents to which the Canadian Sub is party constitutes the legal, valid and binding obligation of the Canadian Sub and is enforceable against the Canadian Sub in accordance with its terms.

     The Canadian Pledge Agreement and each of the Mortgages to which the Company is party has been duly authorized, executed and delivered by the Company. Each of the UCC financing statements related to the Mortgages has been duly authorized by the Company.

     The execution and delivery by Holdings and its Subsidiaries of the Credit Documents, the Canadian Pledge Agreement and the Mortgages to which each such person is party and the performance by each such person of its obligations thereunder, including, without limitation, the granting of Liens pursuant to the U.S. Security Agreement, the Canadian Pledge Agreement and the Mortgages, (a) will not violate any provision of any Massachusetts, New York or federal law, statute, rule or regulation or of the General Corporation Law of the State of Delaware or the Delaware Revised Uniform Limited Partnership Act, (b) will not result in a breach or violation of, or constitute a default, result in the creation of a Lien or require the repurchase of securities under, any of the agreements, instruments, court orders, judgments or decrees listed on Exhibit A hereto and (c) will not violate or require the repurchase of securities under the governing documents of the Company, Holdings or the Delaware Sub.

The Arranger, et. al                     -3-                    October 21, 2003

     Except as may be required in order to perfect the Liens contemplated by the U.S. Security Agreement, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority under Massachusetts, New York or federal law, the General Corporation Law of the State of Delaware or the Delaware Revised Uniform Limited Partnership Act, is required to be obtained by Holdings or its Subsidiaries in connection with the execution and delivery of the Credit Documents, Canadian Pledge Agreement or the Mortgages to which such person is party or the performance by each such person of its obligations thereunder.

     To our knowledge, after having made inquiry of officers of the Company and Holdings but without having made any other investigation, neither Holdings or any of its Subsidiaries is a party to any action, suit or proceeding which places in question the validity or enforceability of, or seeks to enjoin the performance of, the Credit Documents, the Canadian Pledge Agreement or the Mortgages.

     Neither Holdings nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Neither the making of the loans under the Credit Agreement, nor the application of the proceeds thereof as provided in the Credit Agreement, will violate Regulations T, U or X of the Board of Governors of the Federal Reserve System as in effect on the date hereof.

     The U.S. Security Agreement creates a valid security interest in favor of the Collateral Agent in the Collateral described therein to the extent that such security interest can be created under Article 9 of the New York Uniform Commercial Code.

     The initial financing statements attached as Exhibit B (the "Financing Statements") are duly authorized by the respective Loan Parties and are in proper form for filing with the Secretary of State of the State of Delaware. Under Delaware Article 9, upon the later of the attachment of the security interest and the filing of the Financing Statements with the Delaware Secretary of State, the security interests granted by the U.S. Security Agreement which can be perfected by the filing of financing statements under Delaware Article 9 (including, for the avoidance of doubt, the partnership interests of the Company held by Holdings) will be perfected, except that a filing must be made in the office designated for the filing or recording of a mortgage on the related real property if the collateral is as-extracted collateral or timber to be cut or if the financing statement is filed as a fixture filing and the collateral is goods that are or are to become fixtures.

     After giving effect to the delivery to the Collateral Agent of the Pledged Shares (as defined in the U.S. Security Agreement) listed on Exhibit C hereto and the related stock powers pursuant to the U.S. Security Agreement, and assuming that neither the Lenders nor the Collateral Agent had "notice of an adverse claim" (as such term is used in the New York Uniform Commercial Code) with respect to the Pledged Shares at the time the Pledged Shares are delivered to the Collateral Agent, the respective security interests created in favor of the Collateral Agent under the U.S. Security Agreement in such Pledged Shares constitute perfected security interests in such Pledged Shares, free of any "adverse claim" (as so defined).

The Arranger, et. al                     -4-                    October 21, 2003

     After giving effect to the delivery to the Collateral Agent of the Intercompany Notes (as defined in the U.S. Security Agreement) listed on Exhibit D hereto and the related assignments pursuant to the U.S. Security Agreement, the security interests in such Intercompany Notes created in favor of the Collateral Agent under the U.S. Security Agreement constitute perfected security interests.

     Assuming the due execution and delivery of a Deposit Account Control Agreement as defined in, and in the form attached to, the U.S. Security Agreement by the bank party thereto and by the applicable Loan Party and assuming that such bank is a "bank" and that the deposit account subject to the Deposit Account Control Agreement is a "deposit account" (as those terms are defined in the New York Uniform Commercial Code) and that the law applicable to the perfection of security interests in the deposit accounts referred to in the Deposit Account Control Agreement is the same as New York law, the security interests in such deposit accounts will have been perfected by control.

     Subject to the qualifications set forth in the unnumbered paragraphs at the end hereof, the subordination provisions contained in the Senior Subordinated Note Agreement are enforceable against the Company, and the Obligations are within the definition of "Senior Debt" included in such subordination provisions.

     Subject to all of the assumptions and qualifications set forth therein, we confirm to you our opinion dated this date to the initial purchasers of the Senior Subordinated Notes and agree that you may rely on such opinion as if it were addressed to you, notwithstanding anything to the contrary contained in such opinion.

     Subject to all of the assumptions and qualifications set forth therein, we confirm to you our opinion dated this date to the Sellers under the Acquisition Agreement and agree that you may rely on such opinion as if it were addressed to you, notwithstanding anything to the contrary contained in such opinion.

          Our opinion set forth in paragraph 16 above and our opinion that the Credit Documents to which the Company, Holdings, the Delaware Sub or the Canadian Sub are party constitute the legal, valid and binding obligation of such of the foregoing persons as are party thereto, enforceable against each such person party thereto in accordance with its terms, is subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting the rights and remedies of creditors and secured parties, (ii) general principles of equity, and (iii) the right of a court of competent jurisdiction to make other equitable provisions to effectuate the subordination provisions set forth in the Senior Subordinated
Note Indenture.

          The opinions expressed herein do not purport to cover, and we express no opinion with respect to, the applicability of Section 548 of the federal Bankruptcy Code or any comparable provision of state law.

          The opinions expressed herein are subject to the qualification that the enforceability of provisions in the Credit Documents providing for indemnification or contribution may be limited by public policy considerations. In addition, we express no opinion as to (i) the extent to which broadly worded waivers may be enforced, (ii) the enforceability of any provision of the Credit Documents which purports to grant the right of setoff to an affiliate of a lender or a purchaser of a participation in the loans outstanding thereunder, which permits the exercise of a right of setoff against amounts not then due or which provides for interest on interest or automatic compounding of interest, or
(iii) the extent to which provisions providing for conclusive presumptions or determinations, non-effectiveness of oral modifications, arbitration,

The Arranger, et. al                     -5-                    October 21, 2003

submission to jurisdiction, waiver of or consent to service of process and venue or waiver of offset or defenses will be enforced.

          In addition, certain provisions contained in the U.S. Security Agreement, including the grant of powers of attorney thereunder, may be unenforceable in whole or in part but the inclusion of such provisions in the U.S. Security Agreement does not affect the validity of any of the other provisions thereof, and the remaining provisions of the U.S. Security Agreement are sufficient for the practical realization of the benefits intended to be provided thereby.

          We further express no opinion as to the existence of, or as to the title of any person who has granted a security interest in any Collateral to, any item of Collateral or as to the priority or (except to the extent set forth in paragraphs 12, 13, 14 and 15 above) the perfection of any security interest in the Collateral. For purposes of paragraphs 11 and 12 above, we express no opinion with respect to (a) security interests in any commercial tort claims or
(b) security interests in goods which are in accession to, or commingled or processed with other goods to the extent that a security interest is limited by
Section 9-336 of New York Uniform Commercial Code or Delaware Article 9. For purposes of our opinion in paragraph 11 above, we have assumed that the debtors listed in the Financing Statements are not organized and have not filed any certificates of domestication in any jurisdiction other than Delaware. We call your attention to the fact that your security interest in certain Collateral described in the U.S. Security Agreement may not be able to be perfected by the filing of financing statements under Delaware Article 9 and that under certain circumstances set forth in Delaware Article 9 the filings referred to in paragraph 12 become ineffective as a result of changes occurring after the date hereof and will terminate after five years after the original filing date unless appropriate continuation statements are duly filed. In addition, Section 552 of the Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a lien resulting from any security agreement entered into by the debtor before the commencement of the case.

          This opinion is being furnished only to the addressees and is solely for their benefit and the benefit of their participants and assignees permitted by the Credit Agreement. This opinion may not be relied upon for any other purpose or by any other person, without our prior written consent.

                                      Very truly yours,

                                                                       Exhibit A

                               Material Agreements

Indenture dated as of October 21, 2003 among Norcraft Companies, L.P., Norcraft Finance Corp., and each of the Guarantors named therein, and U.S. Bank National Association.

Registration Rights Agreement dated as of October 21, 2003, by and among Norcraft Companies, L.P., Norcraft Finance Corp. and each of the Guarantors named therein, and UBS Securities LLC and Wachovia Capital Markets, LLC.

Unit Purchase Agreement, dated August 29, 2003, by and among Norcraft Holdings, L.L.C., Norcraft Companies, L.L.C., Goense, Bounds & Partners B, L.P. and the Sellers listed on the schedules thereto (the "Unit Purchase Agreement").
                                              -----------------------

Escrow Agreement, dated August 29, 2003 by and among Pfingsten Partners, LLC, GB Management, L.P., Norcraft Holdings, L.L.C. and Bank One, National Association, attached as Exhibit H to the Unit Purchase Agreement.

Lease, dated October ___, 2003 between Mohave Holdings, LLC and Norcraft Companies, L.L.C., attached as Exhibit I to the Unit Purchase Agreement.

Amendment and Waiver, dated as of October 2, 2003 by and among Norcraft Companies, L.L.C., Norcraft Holdings, L.L.C., Pfingsten Partners, L.L.C., GB Management, L.P. and the other signatories thereto to the Unit Purchase Agreement dated as of August 29, 2003 amongst the same parties.

Norcraft Holdings, L.L.C. Limited Liability Company Agreement dated as of August 21, 2003.

Deferred Compensation Letter from Norcraft Holdings, L.P. to Francis Ploetz, dated as of October 21, 2003.

Deferred Compensation Letter from Norcraft Holdings, L.P. to Leigh Ginter, dated as of October 21, 2003.

Deferred Compensation Letter from Norcraft Holdings, L.P. to David Van Horne, dated as of October 21, 2003.

Deferred Compensation Letter from Norcraft Holdings, L.P. to John Swedeen, dated as of October 21, 2003.

Deferred Compensation Letter from Norcraft Holdings, L.P. to Simon Solomon, dated as of October 21, 2003.

Contribution Agreement, dated as of October 21, 2003, by and among Norcraft Holdings, L.P., Mark Buller, David Buller, James Buller, Phil Buller, Herb Buller, Erna Buller, HEB Norcraft Holdings Corp. and HMB Norcraft Corp.

Employment Letter from Norcraft Holdings, L.P. to Mark Buller, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to Francis Ploetz, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to Leigh Ginter, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to David Van Horne, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to John Swedeen, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to Simon Solomon, dated as of October 21, 2003.

Employment Letter from Norcraft Holdings, L.P. to Carl Bohn, dated as of October 21, 2003.

Norcraft GP, L.L.C., Amended and Restated Limited Liability Company Agreement, dated as of the Closing date among SKM Blocker Corp., TCP Blocker Corp., Mark Buller and Herb Buller.

Norcraft Holdings, L.P., Agreement of Limited Partnership, dated September 30, 2003.

Norcraft Holdings, L.P., Amended and Restated Agreement of Limited Partnership, dated October 21, 2003.

Norcraft Companies, L.P. Agreement of Limited Partnership, dated October 21,
2003

Management and Monitoring Agreement between Saunders Karp & Megrue and Trimaran Capital Partners and Norcraft Companies, L.P.

                                                                       Exhibit B

                              Financing Statements

                                   [Illegible]

                                                                       Exhibit C

                                 Pledged Shares

1. Stock Certificate #2 evidencing the ownership of 100 shares of the common stock, $0.01 par value per share, of Norcraft Finance Corp by Norcraft Companies, L.P.

2. Stock Certificate #8 evidencing the ownership of 2,536,989 shares of the common stock, without nominal or par value, of Norcraft Canada Corporation by Norcraft Companies, L.P.

3. Stock Certificate #9 evidencing the ownership of 1,366,071 shares of the common stock, without nominal or par value, of Norcraft Canada Corporation by Norcraft Companies, L.P.

                                                                       Exhibit D

                               Intercompany Notes

1. Intercompany Note dated October 21, 2003 among the Loan Parties (other than Norcraft Canada Corporation).

2. Intercompany Note dated October 21, 2003 between the Company and Norcraft Canada Corporation.

                                      K-1-1

                                                                     EXHIBIT K-2

                                   [Form of]
                     OPINION OF LOCAL AND CANADIAN COUNSEL

                                Canadian Counsel

October  , 2003
       --

Dear Sirs:

RE: Norcraft Canada Corporation (the "Corporation")

We have acted on behalf of the Corporation in all legal matters relating to the issue by the Corporation in favour of UBS AG, Stamford Branch (the "Secured Party") of the Canadian Security Agreement dated the day of October, 2003 (the
                                                    --
"Canadian Security Agreement") and a Mortgage in the principal amount of  dated
                                                                        --
the  day of October, 2003 (the "Mortgage") (the Canadian Security Agreement and
   --
the Mortgage are hereinafter collectively referred to as the "Agreements").

For the purposes hereof, we have examined the following documentation and made such other investigations as we consider appropriate:

1.   The Agreements;

2. Certificate of Status dated October 17, 2003, issued pursuant to The Corporations Act (Manitoba), certifying that the Corporation is still in existence; and

3. Certified copy of the resolution of the Directors of the Corporation certifying that the said Directors have authorized the Corporation to borrow money upon the credit of the Corporation and, to evidence and secure the debt created thereby, to create and issue the Agreements in favour of the Secured Party and in examining such documents and the other documents referred to herein (which includes records, instruments and certificates), we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity with originals of all items submitted to us as copies (certified or otherwise), and the identity and capacity of all individuals.

The opinions expressed herein have been furnished at your request and are solely for your benefit and may not be relied upon by any other person or furnished to any other person without our prior written consent, and such opinions are limited to the matters

                                      K-2-1
expressly stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein. The opinions expressed herein are given as of the date of this letter and we undertake no responsibility to advise you of any change in any laws or facts which may hereafter occur and which may affect our opinions.

We are qualified to practice law only in the Province of Manitoba. The opinions expressed herein are limited to the laws of the Province of Manitoba and the federal laws of Canada applicable therein. We are not qualified to practise in, or to express an opinion as to the laws of, any other jurisdiction.

Based upon and subject to the foregoing, we are of the opinion that:

1.   The Corporation:

          (a) has been duly registered as a body corporate and is validly existing under the laws of Manitoba;

          (b) has the corporate power and capacity to own its property and to carry on the business carried on by it; and

          (c) has the corporate power and capacity to carry out and perform each and every of its obligations under the Agreements.

2. The making, execution and delivery of the Agreements are within the corporate power and capacity of the Corporation, each of the Agreements has been duly authorized by all necessary corporate action on the part of the Corporation, and the Agreements have each been duly executed and delivered by the Corporation.

Yours truly,

                                      K-2-2

                                  Local Counsel

                                      K-2-3

              Law Offices
Ballard Spahr Andrews & Ingersoll, LLP                         PHILADELPHIA, PA
     1225 17TH STREET, SUITE 2300                               BALTIMORE, MD
     DENVER, COLORADO 80202-5596                                  CAMDEN, NJ
             303-292-2400                                     SALT LAKE CITY, UT
           FAX: 303-296-3956                                     VOORHEES, NJ
       LAWYERS@BALLARDSPAHR.COM                                 WASHINGTON, DC

                                               October 21, 2003

UBS AG, Stamford Branch, as Collateral Agent and
The Lenders Party to the Credit
Agreement Referred to Below

          Re: $70,000,000.00 Loan (the "Loan") from the financial institutions
              ("Lenders") party to the Credit Agreement (defined below), to Norcraft Companies L.P. ("Borrower"), Guaranteed by Norcraft Holdings, L.P., a Delaware limited partnership ("Parent Guarantor") and certain Subsidiary Guarantors, with UBS Securities LLC, as Bookmanager and Lead Arranger, Wachovia Bank, National Association, as Syndication Agent, Wachovia Capital Markets, LLC, as Co-Arranger, UBS Loan Finance LLC, as Swingline Lender, and UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent for the Lenders, and Collateral Agent

Ladies and Gentlemen:

          We have acted as special counsel in the State of Colorado (the "State") to Borrower for the limited purpose of reviewing the documents described in Part A, below, and delivering this opinion letter in connection with the transactions contemplated by: (i) that certain Credit Agreement dated as of October 21, 2003 (the "Credit Agreement") by and among Borrower, Parent Guarantor, the "Subsidiary Guarantors" listed on Schedule 1.01(c) to the Credit Agreement, the parties that have executed the Credit Agreement as "Lenders" (the "Lenders"), UBS AG, Stamford Branch, as administrative agent for the Lenders and UBS Securities LLC, as lead arranger and bookmanager; and (ii) the Deed of Trust and Financing Statements (each as defined below) relating to the Collateral, naming the Borrower as debtor thereunder and UBS AG, Stamford Branch, as collateral agent and beneficiary thereunder (the "Collateral Agent"). Capitalized terms used in this letter without further definition have the meanings give to them in the Credit Agreement.

     A. Documents Reviewed. In rendering the opinions set forth below, we have examined unexecuted, undelivered and undated (unless otherwise noted below) copies of the following documents:

UBS AG, Stamford Branch, as Collateral Agent and
The Lenders Party to the Credit
Agreement Referred to Below
October 21, 2003
Page 2

          (i) Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the date hereof (the "Deed of Trust"), made by the Borrower in favor of the Public Trustee of El Paso County, Colorado, for the benefit of Collateral Agent; and

          (ii) A UCC-1 Financing Statement for the property listed on Schedule A attached hereto (the "Financing Statement"), to be filed for such property in the real property records of El Paso County, Colorado (the "County Records").

          Solely for the purpose of reviewing certain definitions and cross references contained in the Deed of Trust, and the provision regarding "Governing Law" contained in Section 11.09, we have also examined:

          (iii) the Credit Agreement;

          We are rendering this opinion to you at the request of our client pursuant to Section 4.01(f) of the Credit Agreement.

     B. Assumptions. For purposes of the opinions expressed herein, we have assumed, without independent inquiry or investigation, and with your permission:

          1. the authenticity and completeness of all documents, records and instruments submitted to us as originals and the conformity with the original documents, records and instruments of all such documents, records and instruments submitted to us as copies;

          2. that the executed copies of all documents or forms of documents reviewed by us have been properly completed, and all appropriate exhibits, including, without limitation, the proper legal descriptions of real property referenced in such documents or forms of documents, have been attached to such documents or forms of documents;

          3. that the Documents accurately describe and contain the mutual understanding of the parties, and there are no oral or written statements or agreements that modify, amend or vary (or purport to modify, amend or vary) any of the terms of the Documents;

          4. that the Documents have been duly authorized by each of the parties thereto, and have been duly executed, acknowledged where necessary, and delivered by each of the parties thereto;

          5. that the parties to the Documents are all duly formed, validly existing, and in good standing under all applicable laws including, without limitation, that the Borrower is a Delaware limited partnership, duly formed, validly existing, and in good standing under the laws of the State of Delaware;

          6. Lenders and Collateral Agent are corporations, duly formed, validly existing, and in good standing under the laws of a state or states other than the State of Colorado,

UBS AG, Stamford Branch, as Collateral Agent and
The Lenders Party to the Credit
Agreement Referred to Below
October 21, 2003
Page 3

are not otherwise qualified to do business in the State of Colorado, and are not otherwise transacting business in the State of Colorado or carrying out in Colorado any activities other than creating or acquiring indebtedness, mortgages, or other security interests in real or personal property, and securing or collecting debts in their own behalf or enforcing mortgages or security interests in property securing such debts;

          7. the parties to the Documents and the other agreements, instruments and documents executed in connection therewith, have the power (including, without limitation, partnership power where applicable) and the authority to enter into and perform the Documents and such other agreements, instruments and documents;

          8. all statements of fact and all representations, warranties and covenants contained in the Documents and in certificates and documents of governmental entities or officials, to the extent they relate to the opinions expressed herein, are accurate and correct;

          9. the Borrower owns the assets described in the Documents, has good fee title to any such assets that constitute real property and good title to all other such assets, has "rights" in such assets and such assets exist;

          10. the descriptions of the assets in the Documents are sufficiently accurate to provide notice to third parties of the liens and security interests provided by the Documents and to create an effective contractual obligation;

          11. the fixtures and other personal property that are part of the security referenced in the Deed of Trust, for which a location is determinable, are located in the State of Colorado;

          12. the Deed of Trust and Financing Statements will be duly filed, indexed, and recorded among the County Records and the office of the Secretary of State of Delaware, with all fees, charges, and taxes having been paid;

          13. Parent Guarantor and the Subsidiary Guarantors are parents or affiliates of Borrower and have received and will receive substantial direct and indirect benefits from Borrower's performance of the transactions contemplated by the Documents; and

          14. Collateral Agent and Lenders have given value to Borrower in connection with the Documents.

     C. Opinions. Based on the foregoing, and subject to the assumptions, exceptions, qualifications, limitations and exclusions set forth herein, we are of the opinion that:

          1. Deed of Trust.

UBS AG, Stamford Branch, as Collateral Agent and
The Lenders Party to the Credit
Agreement Referred to Below
October 21, 2003
Page 4

               (a) The Deed of Trust (i) is enforceable against the Borrower, as the grantor named therein, in accordance with its terms, and (ii) provided that the final form bears a one-inch margin on the top and one-half inch margin on the bottom and sides of each page, is in proper form to be accepted for recording in the County Records, and, upon recording, to create and constitute a valid lien on the real property described therein ("Real Property").

               (b) The County Records is the only place in which the Deed of Trust is required to be recorded in order to publish notice thereof.

               (c) The provisions of the Deed of Trust are effective to create enforceable security interests in favor of Collateral Agent (acting for Lenders) in all of the collateral described therein that is of the type in which a security interest may be created under Article 9 of the Colorado UCC (collectively, the "UCC Collateral"). Upon the proper filing of the Financing Statement in the County Records, the security interest created by the Deed of Trust in that portion of the UCC Collateral that constitutes fixtures will be perfected to the extent a security interest may be perfected in such UCC Collateral under the Colorado UCC only by the filing of a financing statement in the appropriate County Records.

          2. Taxes etc. No intangible or documentary stamp taxes, recording taxes, transfer taxes or similar charges, are payable to the State of Colorado or to any jurisdiction therein on account of the execution and delivery of the Documents or the creation of the indebtedness evidenced or secured by any of the Documents or the recording or filing of the Financing Statements, except for nominal filing or recording fees.

          3. Concerning Collateral Agent and Lender. The consummation of the transaction as contemplated by the Documents will not, in and of itself, cause the Collateral Agent or Lender to be deemed to be doing business in the State of Colorado under the law relating to the doing of business in Colorado by foreign corporations. If it were determined that Lender was doing such business in Colorado, so that any such qualification and filing were required, the validity of the Documents would not be affected thereby, but if the Collateral Agent or the Lenders were not qualified, the Collateral Agent, or the Lenders in the event they institute remedies without the Collateral Agent, as the case may be, would be subject to the provisions of C.R.S. (S) 7-115-102, which would preclude Collateral Agent and Lender from enforcing their respective rights in the courts of the State of Colorado until such time as they are qualified to transact business in the State, which qualification could not be accomplished until all fees and penalties due under said C.R.S. (S) 7-115-102 had been paid.

          4. Usury. There is no Colorado civil usury statute that would be applicable to the Documents. The Documents comply with the Colorado criminal usury statute, C.R.S. (S) 18-15-104, assuming that the effective interest rate for any Notes and other Secured Obligations (taking into account all sums, however labeled, that are reserved, charged or taken as an incident to or as a condition of the extension of credit) will not at any time exceed forty-five (45%) per annum, calculated on the basis of a year of 365 days (or 366 days, as applicable).

UBS AG, Stamford Branch, as Collateral Agent and
The Lenders Party to the Credit
Agreement Referred to Below
October 21, 2003
Page 5

          5. Remedies.

               (a) As the named "Beneficiary" for whose benefit the Deed of Trust has been granted, under the terms of the Deed of Trust, the Collateral Agent is permitted under the laws of the State without naming all of the Lenders in any applicable legal proceeding to exercise remedies under the Deed of Trust in its own name, as Collateral Agent.

               (b) The Deed of Trust contains the terms and provisions necessary to enable Collateral Agent, following a default thereunder, to exercise the foreclosure remedies which are customarily available to a beneficiary under a Deed of Trust in the State of Colorado upon such default.

          6. Choice of Law. Section 11.09 of the Credit Agreement states that the Credit Agreement is governed by and construed in accordance with the laws of the State of New York. Although there is no Colorado case law dealing directly with the enforceability of an express choice of law provision, the Colorado Supreme Court has approved of the Restatement of Conflicts of Law 2d for contract actions. This approach would support the enforcement of an express choice of law provision unless (a) the applicable law of the jurisdiction so chosen would be contrary to a fundamental policy of another jurisdiction that has a greater interest in the determination of the particular issue and that would be the jurisdiction of the applicable law in the absence of the express choice of law provision; or (b) the jurisdiction so chosen has no substantial relation to the parties or to the transaction. Assuming that no state would be considered to have an interest in the subject matter of the transactions contemplated by Credit Agreement greater than the interest of the State of New York, which state's laws would be applied in the absence of the express choice of laws thereunder, and which state also has a fundamental policy requiring application of its law, we are of the opinion that, under current Colorado law, a court of competent jurisdiction in Colorado would enforce the express choice of law provisions in the Credit Agreement. In rendering the foregoing opinion, we have assumed, with the Lenders' and Collateral Agent's permission, that the State of New York would be deemed to have a substantial relation to the parties or the transactions contemplated by the Credit Agreement.

     D. Qualifications, Limitations, Exceptions And Exclusions. The opinions expressed in this letter are subject to the following further exceptions and qualifications:

          1. References to Other Documents. The Documents refer to certain Hedging Agreements, Interest Rate Agreements, and other documents (collectively, the "Other Documents"). We have not reviewed copies of the Other Documents and have no knowledge of their terms. Therefore, we give no opinion with respect to the Other Documents or any of their terms, even if such terms are incorporated in the terms of the Documents and may be governed by Colorado law. Further, we give no opinion as to whether the provisions of the Documents are amended, overruled, impaired, supplemented or affected by the terms of the Other Documents. Additionally, as noted above, we have reviewed only relevant portions of the Credit Agreement for the limited purpose of reviewing definitions applicable to the Deed of Trust and opining on

UBS AG, Stamford Branch, as Collateral Agent and
The Lenders Party to the Credit
Agreement Referred to Below
October 21, 2003
Page 6

the "governing law" provisions contained therein. Therefore, we give only the opinion expressly set forth herein with respect to the Credit Agreement, and give no opinion with respect to any other terms of the Credit Agreement, even if such terms are incorporated in the terms of the remaining Documents, or as to whether the provisions of the remaining Documents are amended, overruled, impaired, supplemented or affected by any other terms of the Credit Agreement.

          2. Laws Affecting Rights of Creditors and Equitable Remedies. We express no opinion as to:

               (a) the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally; and

               (b) the effect of the exercise of judicial discretion in accordance with general principles of equity (whether applied by a court of law or of equity).

          3. Other Laws. We express no opinion with respect to the law of fiduciary obligations, pension and employee benefit law, federal banking regulations, bulk transfer law, patent, copyright, trademark or other intellectual property law, racketeering law, health and safety law, labor law, law with respect to national or local emergency, tax law, zoning, subdivision or land use law, blue sky law, securities law, antitrust or unfair competition law, or environmental law.

          4. Remedies Limited by Certain Laws. Certain remedies, waivers, and other provisions of the Documents may not be enforceable or may be limited by applicable laws governing the same or by Collateral Agent's failure to provide notice, or, in the case of the Financing Statements, updated information or continuation statements, as further discussed in Paragraph D.20, below. In particular, the United States Bankruptcy Code (the "Bankruptcy Code") may render certain provisions of the Documents ineffective, invalid and unenforceable. Notwithstanding the foregoing, the unenforceability of such remedies, waivers and other provisions, and the inclusion of such remedial provisions does not, in our opinion invalidate the Deed of Trust as a whole or make the remedies provided in the Deed of Trust inadequate for the practical realization of the benefits intended to be afforded by the Deed of Trust, except for the economic consequences of procedural or other delay.

          5. Cumulative Remedies. We express no opinion as to the enforceability of cumulative remedies to the extent such cumulative remedies purport to or would have the effect of compensating the party entitled to the benefits thereof in amounts in excess of the actual loss suffered by such party or would violate applicable laws regarding real estate or mixed collateral foreclosures or election of remedies. Various provisions of the Documents provide that the remedies for breach thereof are cumulative. To the extent such provisions would permit multiple recovery, they are ineffective, invalid and unenforceable.

          6. Further Limitations on Enforceability. Any court or administrative body may refuse to enforce (i) provisions relating to indemnification, choice of law (except as

UBS AG, Stamford Branch, as Collateral Agent and
The Lenders Party to the Credit
Agreement Referred to Below
October 21, 2003
Page 7

expressly set forth in Section C.6), severability, waivers (including but not limited to waivers of rights of subrogation, redemption or any statute of limitations), delay or omission of enforcement rights or remedies, the reasonableness of any notice or the marshalling of assets, waiver of or disclaimer of fiduciary duties, (ii) any provisions relating to proxies or to the authorization of a person to execute documents or act on behalf of another person (whether or not as such person's attorney-in-fact), (iii) provisions relating to waiver of rights to set-off, counterclaim or to otherwise assert claims or defenses in the Documents, or provisions limiting the liability of the Collateral Agent or Lenders for their bad faith, negligence or other fault and
(iv) provisions relating to matters in the control of other parties. We express no opinion as to the enforceability of provisions contained in the Documents:
(a) allowing any party to take possession of and operate Real Property immediately upon default, without the consent of the Borrower and without judicial appointment of a receiver; (b) entitling any party to the appointment of a receiver, to the extent not permitted by applicable law; (c) purporting to avoid the doctrine of a mortgagee in possession; (d) providing for the enforceability of any absolute and unconditional assignment or conveyance in favor of a lienholder prior to the time that the lienholder obtains possession of Real Property through foreclosure or appointment of a receiver for such Real Property, or takes some action which is judicially deemed to be the equivalent thereof; (e) establishing evidentiary standards for suits or proceedings or restricting, limiting, or denying access to courts, or purporting to establish jurisdiction, venue, or the permitted means of service of process; (f) waiving or limiting rights relating to valuation, appraisal, exculpation, indemnification, contribution, waiver, or ratification of future acts, trespass, conversion, negligence, or fraud; or (g) providing for arbitration or appraisal remedies rights other than in accordance with applicable law.

          7. Priority or Title: We express no opinion as to the priority of any lien, security interest, assignment or other encumbrance intended to be created by the Deed of Trust or Financing Statement. As to matters of title, (a) we express no opinion as to the adequacy or accuracy of any legal description included within the Deed of Trust, and (b) we understand that you are relying upon a policy of title insurance, and upon such other evidence as you deem appropriate with respect to title matters and with respect to the appropriate recordation and indexing of any Deed of Trust. We have not made or undertaken to make any investigation of the state of title to the real property or the personal property that is the subject of Deed of Trust and express no opinion concerning such title.

          8. Nonobligatory Advances. The Deed of Trust purports to include sums which may later be loaned to the Borrower whether or not evidenced by a Note as part of the "Secured Obligations" to be secured by the Deeds of Trust. Our opinion is qualified in that C.R.S. (S) 38-39-106 provides that the following advances are secured to the same extent and priority as if disbursed on or before the day that the mortgage or deed of trust is recorded: (a) all advances, both obligatory and optional, up to the stated maximum principal amount, but only before the maximum principal amount has been initially advanced (unless the mortgage or deed of trust states it is made pursuant to a revolving credit agreement); and (b) advances for (i) negative amortization or deferred interest,
(ii) taxes, levies or insurance, and (iii) protection of

UBS AG, Stamford Branch, as Collateral Agent and
The Lenders Party to the Credit
Agreement Referred to Below
October 21, 2003
Page 8

the real property from waste, damage or abuse, if when such advances are added to the principal amount, the total exceeds the maximum stated principal amount. As to other amounts advanced, the lien created by a deed of trust or mortgage may be junior to any matter which was of record at the time of such advance.

          9. Qualification to Do Business in Colorado. In Section C.3, above, we state that the consummation of the transaction as contemplated by the Documents will not cause the Collateral Agent or Lender to be deemed to be doing business in the State of Colorado under the law relating to the doing of business in Colorado by foreign corporations. That opinion is based on certain assumptions stated in Section B, and on the provisions of C.R.S. (S) 7-115-101(2), which provides that a foreign corporation is not considered to be "transacting business" in Colorado solely by reason of carrying on in the state any one or more of certain activities, which activities include:

               (a) Creating, as borrower or lender, or acquiring indebtedness, mortgages, or other security interests in real or personal property;

               (b) Securing or collecting debts in its own behalf or enforcing mortgages or security interests in property securing such debts; or

               (c) Owning, without more, real or personal property.

          10. Original Evidence of Indebtedness. In Colorado, pursuant to C.R.S.
(S) 38-38-101, a secured party must produce and present the original evidence of debt (whether a promissory note or other debt instrument) secured by and identified in a deed of trust, to the public trustee of the county where the Real Property is located in connection with a public trustee foreclosure, and, pursuant to C.R.S. 38-39-102, to such public trustee in connection with the release or partial release of a deed of trust.

          11. Acceleration. C.R.S. (S) 38-38-104, as amended, provides that whenever the default or violation in the terms of a note and deed of trust being foreclosed is nonpayment of any sums due thereunder, certain parties may prevent the foreclosure sale and reinstate the deed of trust (in effect, reversing the acceleration) by paying, on or before noon on the day before the date fixed for the sale, all delinquent principal and interest payments which would then be due in the absence of acceleration, plus all costs, expenses, late charges, attorneys' fees, and other fees incurred in connection with the foreclosure proceedings. Where the only default under a deed of trust arises from failure of the borrower to furnish balance sheets or tax returns, the borrower may cure such default in the manner prescribed by providing adequate evidence of borrower's financial condition. To the extent any provision of the Deed of Trust purports to limit such right to reverse the acceleration, it is ineffective, invalid and unenforceable.

          12. Redemption. Under C.R.S. (S)(S) 38-38-101 et seq., as amended, the owner of mortgaged real property, any person who might be liable upon a deficiency, any lienor with respect to such real property, lessees and others with an interest in such property, in order of

UBS AG, Stamford Branch, as Collateral Agent and
The Lenders Party to the Credit
Agreement Referred to Below
October 21, 2003
Page 9

succession, may redeem the property sold by paying the sum for which the property was sold with interest, together with taxes paid and other "proper charges." Redemption is governed in part by C.R.S. (S) 38-38-302, as amended, which provides for a 75-day redemption period for nonagricultural real estate. Strict compliance with this and other redemption statutes is required for valid foreclosures. In addition, in certain cases, a foreclosure sale is not a perpetual bar.

          13. Escrow for Taxes. Under C.R.S. (S) 39-1-119, any mortgagee holding property tax escrow funds on May 20 of any year in excess of 25% of the total taxes paid in that year (for the prior year) must refund the excess to the property owner on or before May 30 of that same year. To the extent the provisions of the Deed of Trust permit the Collateral Agent or Lenders to retain property tax payments in excess of the amount permitted by the statute, such provisions are unenforceable, and any attempt to enforce or exercise such provisions would subject the Collateral Agent or Lenders to liability for the statutory penalty.

          14. Application of Proceeds. The application of proceeds from a foreclosure sale in the State of Colorado will be governed by the applicable Colorado statutes and, to the extent provisions of the Deed of Trust are in conflict with such statutes, those provisions will be unenforceable. To the extent the Deed of Trust permits Collateral Agent, in its discretion, to apply the proceeds from any disposition of Real Property or collateral as the Collateral Agent may determine, the Deed of Trust may be unenforceable to the extent such application is contrary to statutory provisions governing same.

          15. Accounts and General Intangibles. We express no opinion as to the validity or perfection of the security interests in any account or general intangible owing by the United States of America, any state, county, city, municipality or other governmental body, or any department, agency or instrumentality thereof, unless such account or general intangible has been assigned to the Collateral Agent or Lenders pursuant to the Assignment of Claims Act of 1940, as amended, or any applicable similar state or federal law or regulation relating to the assignment or pledge thereof.

          16. Security Interests in Certain Collateral. We express no opinion as to any perfection of security interests in crops, timber to be cut, minerals and accounts, consumer goods or accounts arising from the sale of consumer goods, farm products and accounts and general intangibles arising from or relating to the sale of farm products by a farmer, equipment used in fanning operations, mobile goods, letters of credit, documents of title, copyrights, other literary property rights, service marks, patents and trademarks, any beneficial interest in a trust, governmental licenses, approvals and permits which may not be assigned or pledged as a matter of law, cash which is not in possession of the Collateral Agent, certificated or uncertificated securities, certificates of deposit, know-how, processes, trade secrets, undocumented computer software, unrecorded and unwritten data and information and rights and licenses thereunder. We further understand that you are not relying upon our opinion with regard to the validity or perfection of any lien on personal property in which a security interest cannot be created or perfected pursuant to the Colorado UCC, or the creation of a valid lien upon any personal

UBS AG, Stamford Branch, as Collateral Agent and
The Lenders Party to the Credit
Agreement Referred to Below
October 21, 2003
Page 10

property of the Borrower under any Deed of Trust, or of any lien or security interest that may be created by the Deed of Trust that must be perfected by control or possession.

          17. Security Interests; UCC. The opinions expressed herein are subject to the limitations on perfection of security interests in proceeds resulting from the operation of C.R.S. (S) 4-9-315; the limitations on the rights of Collateral Agent or Lenders to purchase at a private sale any of the Trust Property consisting of personal property or fixtures as set forth in C.R.S.
(S)(S) 4-9-610, 611, 615, 617, 618 and 624; the limitations with respect to buyers in the ordinary course of business imposed by C.R.S. (S)(S) 4-9-320, 323 and 330; the limitations with respect to accessions and commingling imposed by C.R.S. (S)(S) 4-9- 335 and 336; the provisions of C.R.S. (S)(S) 4-9-204 and
4-9-322, 323 and 324, relating to the time of attachment and priority of a security interest in the items of the property which are not now owned and in the possession of Borrower; and Sections 554 and 552 of Title 11 of the Bankruptcy Code with respect to any property acquired by Borrower after commencement of a case by or against Borrower under the Bankruptcy Code. To the extent the Documents permit Collateral Agent, in its discretion, to apply the proceeds from any disposition of collateral as Collateral Agent may determine, the Documents may be unenforceable to the extent such application is contrary to statutory provisions governing same.

          18. Notices under the UCC. The right to receive notices under C.R.S.
(S)(S) 4-9-610, 611, 615, 617, 618, 620, 621 and 624 may not be waived prior to default, and the failure to comply with such notice requirements may bar or limit the recovery of any deficiency remaining after the retention or sale of repossessed property.

          19. Attorney-in-Fact. To the extent the appointment of Collateral Agent as attorney-in-fact purports to permit Collateral Agent to avoid compliance with the duties of a secured creditor as set forth in the Colorado UCC, it is are probably ineffective. We know of no authority considering whether a secured party may exercise the rights of an owner by invoking its appointment as an attorney-in-fact, prior to foreclosure of its lien.

          20. Further UCC Limitations. Security interests with respect to proceeds of collateral remain perfected only to the extent that such proceeds constitute identifiable cash proceeds that are neither commingled nor deposited in a deposit account with other funds or to the extent that such security interest in such proceeds is perfected in accordance with the Colorado law within ten days after receipt of such proceeds. Certain instruments and other collateral may be perfected by possession or control. With respect to collateral as to which perfection of the security interests therein is obtained by the filing of financing statements, the Colorado UCC requires the filing of a continuation statement within the period of six months prior to the expiration of five years from the date of the original filing thereof in order to maintain the effectiveness of such filing.

          21. Choice of Law. Except as otherwise expressly stated in Section C.10, above, our opinion is given as if the laws of the State of Colorado govern the Documents, without regard to Colorado's laws regarding conflict of laws or the determination of the Lenders'

UBS AG, Stamford Branch, as Collateral Agent and
The Lenders Party to the Credit
Agreement Referred to Below
October 21, 2003
Page 11

or Collateral Agent's jurisdiction under the Colorado UCC. Notwithstanding the opinion set forth in Paragraph C.10, above, the laws of the State of Colorado will apply to:

               (a) the perfection or non-perfection of any security interest in collateral intended to be created by the Documents, if the collateral in question is located in Colorado when the last event occurs on which the assertion is based that the security interest is perfected or unperfected, and

               (b) the remedies available for the enforcement of the Documents with respect to Colorado collateral.

          We express no opinion as to the law of any jurisdiction other than the federal law of the United States, and the laws of the State of Colorado. Our opinions are limited to specific issues addressed and are limited in all respects to laws and facts existing on the date hereof. By rendering our opinions, we do not undertake to advise you of any changes in such laws or facts which may occur after the date hereof.

          This opinion is furnished to Lenders and Collateral Agent solely for their benefit in connection with the transaction represented by the Credit Agreement and, without our express written consent, may not be furnished to or relied upon by any person or entity other than Collateral Agent, Lenders, and by any participant, assignee or successor to interests of the Lenders under the Documents.

                                      Very Truly Yours,


                                      BALLARD SPAHR ANDREWS & INGERSOLL, LLP
                                      --------------------------------------
                                      BALLARD SPAHR ANDREWS & INGERSOLL, LLP

[LOGO] STINSON
       MORRISON                                            www.stinsonmoheck.com
       HECKER LLP

1201 Walnut, Suite 2800
Kansas City, MO 64106-2150

               October 21, 2003

Tel (816) 842-8600
Fax (816) 691-3495

               UBS AG, Stamford Branch, as Collateral Agent

               and

               The Lenders Party to the Credit
                  Agreement Referred to Below

                    Re: Loans (the "Loans" by the Lenders to Norcraft Companies
                        L.P., a Delaware limited partnership secured by Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing

               Ladies and Gentlemen:

                    We have acted as special Kansas counsel for Norcraft
               Companies, L.P., a Delaware limited partnership (the "Company"), in connection with the transactions contemplated by the Credit Agreement, dated as of October 21, 2003 (the "Credit Agreement"), by and among the Company, Norcraft Holdings, L.P., a Delaware limited partnership, the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in the Credit Agreement), the Lenders, UBS SECURITIES LLC, as bookmanager and lead arranger, WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent, WACHOVIA CAPITAL MARKETS, LLC, as co-arranger, UBS LOAN FINANCE LLC, as swingline lender, and UBS AG, STAMFORD BRANCH, as Issuing Bank, administrative agent for the Lenders and as collateral agent for the Secured Parties and the Issuing Bank.

                    In such capacity, we have reviewed the following unexecuted documents, dated as of October 21, 2003, unless otherwise indicated below, in connection with the Loans (collectively referred to herein as the "Subject Documents"):

                               The Credit Agreement/1/;

                               The Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing granted by the Company, as mortgagor, assignor

KANSAS CITY

OMAHA

OVERLAND PARK

PHOENIX

ST. LOUIS

WASHINGTON, D.C.

WICHITA

               ----------

               /1/ Review of the Credit Agreement was limited to the sections therein specifically referenced in the Mortgage and to the choice of law section.

October 21, 2003
Page 2

               and debtor, in favor of UBS AG, Stamford Branch, in its capacity as collateral agent for the Secured Parties, as mortgagee, assignee and secured party (in such capacity, the "Mortgagee"), relating to certain property located in Harvey County, Kansas as therein described and defined (the "Mortgaged Property"); and

               UCC-1 financing statement, (the "Financing Statement"), between the Company, as debtor, and Collateral Agent, as secured party, to be filed as a fixture filing in the Office of the Register of Deeds for Harvey County, Kansas;

          We have also examined such other certificates, documents, materials and other matters of law as we have deemed necessary in order to give the opinions hereinafter set forth.

          In rendering the opinions set forth below, we have made, with your permission, and without independent investigation on our part, the following assumptions:

          a. (i) All of the Subject Documents have been duly and properly authorized, executed, acknowledged, delivered and accepted, and sealed and attested, by each of the parties thereto, (ii) all corporate, partnership, limited liability company and other action requisite for the execution, delivery and performance of the Subject Documents by each of the parties thereto has been duly and effectively taken, (iii) each of the parties to the Subject Documents has all necessary power and authority (corporate, partnership and otherwise), to execute, enter into, deliver and perform the same, (iv) the execution, delivery and performance of the Subject Documents by each of the parties thereto do not and will not contravene or conflict with any provision of the charter documents or bylaws of any of such parties or any partnership agreement or other agreement or instrument which is binding upon any of such parties or their respective properties, (v) the Subject Documents are the valid and binding obligations of each of the parties thereto (excepting the Mortgage and the Financing Statement, as to the Company), and are enforceable against each such party in accordance with their respective terms (vi) to the extent the laws of a state or jurisdiction other than the State of Kansas control or govern any of the Subject Documents, such Subject Documents are legal, valid, binding and enforceable in accordance with their terms under the laws of such other state or jurisdiction.

          b. All certifications made to us by public officials concerning factual matters are accurate and complete.

          c. All certifications made to us by the Company are accurate and complete.

          d. The Loans to the Company have been funded, and there is no circumstance (such as but not limited to fraud in the inducement, duress, waiver or

October 21, 2003
Page 3

     estoppel) extrinsic to the Subject Documents which might give rise to a defense against enforcement of any of the Subject Documents.

          e. (i) All documents submitted to us as certified, conformed, draft, photostatic or telefacsimilied copies conform to the original documents,
     (ii) all such original documents and all documents submitted to us as originals are authentic, (iii) all unexecuted copies of documents submitted to us conform to the original executed documents, and (iv) that as to all of the Subject Documents, in such executed copies all blank spaces have been or shall be properly completed and all exhibits and schedules referred to therein have been or shall be attached in their final forms and none of the completions or attachments are or shall be inconsistent with the forms which we have reviewed.

          f. The transactions contemplated by the Subject Documents that are to be consummated prior to or on the date hereof have been consummated prior to or simultaneously with the delivery of this opinion letter.

          g. The statements, recitals, representations and warranties as to matters of fact set forth in the Subject Documents are accurate and complete.

          h. At the time the Mortgage is recorded, the Company will have good and valid title, of record, to the Mortgaged Property described in the Mortgage.

          i. The transactions evidenced by the Subject Documents are not being entered into for any personal, family or household purposes.

          j. All mortgage registration, recordation and filing fees and taxes have been paid to permit the registration, recordation and filing of the Mortgage both as a mortgage and as a fixture filing.

          k. There is no agreement, course of dealing or performance or usage of trade defining, supplementing, amending, modifying, waiving or qualifying the terms of any of the Subject Documents.

          1. The conduct of each of the parties to the Subject Documents has complied with any requirement of good faith, fair dealing and conscionability.

          m. The opinion recipients have acted in good faith and without notice of any defense against enforcement of any rights created by, or any adverse claim to, any property or security interest transferred or created as part of, or contemplated by, the Subject Documents.

          n. The Company is a limited partnership organized under the laws of a jurisdiction other than the State of Kansas, it is duly formed and validly existing and in good standing under the laws of such state, and that it is duly qualified to transact

October 21, 2003
Page 4

     business and is in good standing as a foreign limited partnership in the State of Kansas.

          o. None of the Mortgaged Property constituting personal property or fixtures (hereinafter, the "Collateral") includes (1) goods used or bought primarily for personal, family or household purposes; (2) timber to be cut; or (3) as-extracted collateral (as defined in the Applicable Code (as hereinafter defined).

          p. The Company has good and valid title to the Collateral.

          q. Each of the Collateral Agent or the Lenders is a bank, banking corporation, trust company or an insurance company organized under the laws of a jurisdiction other than the State of Kansas, that each is in good standing under the laws of the jurisdiction of its organization and that the none of the Collateral Agents or the Lenders was created, and is not qualified, to do business under the laws of the State of Kansas.

          r. With respect to opinion paragraph 6 below, (i) none of the Lenders or the Collateral Agent maintains and will not maintain any office or other place of business in the State of Kansas (ii) none of the Lenders or the Collateral Agent has and will not have any property of any type or nature in the State of Kansas, (iii) none of the Lenders or the Collateral Agent has and will not have any employees or agents within the State of Kansas other than on a de minimis basis, (iv) none of the Lenders or the Collateral Agent is currently subject to taxation in the State of Kansas and the activities of the Lenders and the Collateral Agent in the State of Kansas are and will continue to be limited to receiving, taking, purchasing and holding, by mortgage or otherwise, any security interests or liens executed, given, transferred or intended to represent or secure loans upon real or personal property situated in the State of Kansas, and to selling, assigning, transferring, suing upon, foreclosing or otherwise enforcing the same.

          Based upon the foregoing, and subject to the qualifications and exceptions heretofore and hereinafter set forth, we are of the opinion that:

          1. The Mortgage constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms.

          2. The Mortgage is in proper form (a) for recording and, (b) upon recording in the Office of the Register of Deeds for Harvey County, Kansas, to create the lien it purports to create on that part of the Mortgaged Property described therein constituting real property interests in the maximum principal amount of $10,955,728.00. The recordation of the Mortgage in the Office of the Register of Deeds for Harvey County, Kansas, is the only recordation necessary to publish notice of and to establish of record the rights of the Mortgagee under the Mortgage, and no other document or instrument need be recorded, registered or filed in any public office in the State of Kansas in order to publish notice of the Mortgage or to permit

October 21, 2003
Page 5

     the Mortgagee to enforce its rights under the Mortgage in the courts of the State of Kansas in connection with that part of the Mortgaged Property constituting real property interests, except for court filings that would be required to enforce the Mortgage following a default.

          3. The only fees or taxes imposed in connection with the execution, delivery of recording of the Mortgage are the following:

          (i) Pursuant to Kan. Stat. Ann. 79-3101 through 79-3107c (1989 & 1994 Cum. Supp.) before any mortgage of real property may be recorded, a registration fee of $.26 for each $100 and major fraction thereof of the principal debt or obligation secured must be paid to the register of deeds of the county in which the property or any part thereof is located; provided, however, that if the mortgage states that an amount less than the entire principal debt or obligation will be secured thereby, the registration fee is paid on such lesser amount.

          (ii) A recording fee for recording the Mortgage in the Office of the Register of Deeds for Harvey County, Kansas in the amount of $8.00 for the first page and $4.00 for each additional page.

          4. The security agreement set forth in the Mortgage is in proper form to create a security interest in the Company's interest in the Collateral to the extent that a security interest may be created in the Collateral pursuant to the Applicable Code. Upon the filing of the Financing Statement as a fixture filing in the Office of the Register of Deeds for Harvey County, Kansas (the "Filing Office"), and except as hereinafter provided, the Collateral Agent will have a perfected security interest in the interest of the Company in the Collateral described in such Financing Statement, to the extent a security interest in such Collateral can be perfected by the filing of the Financing Statement in the specified Filing Office under the Uniform Commercial Code (the "Applicable Code") in effect in the state in which the Company is located, as determined under Section 9-307 of the Applicable Code.

               In order to maintain the perfection of the security interests of the Collateral Agent in the Collateral described in the Financing Statement, to the extent required by the Applicable Code, continuation statements must be filed in a form and manner required thereby. Additional filings may also be necessary if the Company either changes its name or business structure; or changes the jurisdiction in which it is located.

               With respect to the Collateral covered by the Financing Statement, the ability to perfect a security interest in the Collateral is subject to all of the limitations contained in Part 3 of the Applicable Code, including, without limitation, the specific limitations mentioned below in this letter. The continuation of perfection in proceeds (as defined in the Applicable Code) is limited to the degree set forth in
     Section 9-315 of the Applicable Code. The validity of a security interest in accessions (as defined in

October 21, 2003
Page 6

     the Applicable Code) is limited to the degree set forth in Section 9-335 of the Applicable Code, and the validity of a security interest in fixtures (as defined in the Applicable Code) is limited to the degree set forth in
     Section 9-334 of the Applicable Code.

          6. Neither any of the Lenders nor the Collateral Agent (i) is required, solely by reason of the transactions contemplated by the Subject Documents, to qualify to do business in the State of Kansas or to obtain any other authorization, approval or action by, give any notice to or make any filing with, any governmental, administrative or judicial authority or regulatory body of the State of Kansas in order to carry out the transactions contemplated by the Subject Documents, or avail itself of the remedies provided thereby; or (ii) will become subject to franchise, privilege, income or earnings taxation in the State of Kansas, or to our knowledge, to any other taxation in the State of Kansas, solely as a result of holding the liens granted to the Mortgagee under the Mortgage.

          7. While the Kansas choice of law rules are not entirely settled, we believe that a state or federal court sitting in the State of Kansas and properly applying the choice of law rules of the State of Kansas should honor the provision of the Subject Documents wherein the parties thereto agree that such document shall be governed by the laws of the State of New York, (except as to validity, creation and perfection of the liens, perfection of security interests, and matters of procedure and remedies as to which the Subject Documents will be governed by and construed in accordance with the laws of the State of Kansas) unless either (a) the State of New York has no substantial relationship to the parties to such Subject Document or the transactions contemplated by such documents and there is no other reasonable basis for such parties' choice, or (b) application of the laws of the State of New York would be contrary to a fundamental policy of the State of Kansas and the State of Kansas has a materially greater interest than the State of New York in the determination of the particular issue.

          8. Subject to the qualifications below relating to the effect of a judicial action to enforce remedies, enforcement of the remedies provided in the Mortgage will not deprive the Collateral Agent, on behalf of the Lenders of its right to seek a deficiency judgment with respect to the Secured Obligations, nor will such enforcement limit the Collateral Agent's rights to foreclosure on other collateral securing the Secured Obligations. The Collateral Agent is permitted under the laws of the State of Kansas without naming all of the Lenders in any applicable legal proceeding to exercise remedies under the Mortgage for the realization of any of the Mortgaged Property in its own name, as Collateral Agent.

          9. We advise you that Kansas Statutes Annotated (S) 16-207(a) and (b) (2002 Cum. Supp.) prescribes certain interest rates and limitations that may be charged in connection with a note or other instrument in writing. However, (S) 16- 207(f) provides that the interest rates prescribed in (S) 16-207(a) and (b) do not apply to a "business or agricultural loan." That subsection further provides that "unless a

October 21, 2003
Page7

     loan is made primarily for personal, family or household purposes, the loan shall be considered a business or agricultural loan." Assuming that the Subject Documents are governed by the laws of the State of Kansas for the purpose of rendering the opinion set forth in this paragraph, and assuming that each of the Loans constitutes a "business loan" within the meaning of Kansas Statutes Annotated (S) 16-207(f), the provisions of the Subject Documents reviewed by us do not violate any law, statute or regulation of the State of Kansas relating to usury.

          The opinions and statements expressed herein are subject to the following additional limitations and qualifications:

          A. We have not made any independent examination of any applicable zoning, subdivision or other laws, ordinances or regulations which are or might be applicable to the Mortgaged Property (including but not limited to any relating to the use, occupation or operation thereof) nor have we made any review of easements, reservations, contracts, restrictions, agreements or other matters regarding title which relate or might relate to the Mortgaged Property. Therefore, this opinion does not extend to any such items.

          B. We have not reviewed the descriptions of any of the property or the collateral contained in any of the Subject Documents and we express no opinion as to the sufficiency, accuracy or correctness of any such descriptions.

          C. We are expressing no opinion with respect to any instrument or document other than the Subject Documents; further, we are expressing no opinion as to the validity or enforceability of any provision in the Subject Documents if the validity or enforceability of such provision is dependent upon or is in conflict with or is inconsistent with any instruments or documents other than the Subject Documents.

          D. We have made no examinations of title or Uniform Commercial Code filing searches with respect to any of the real or personal property constituting a part of the Mortgaged Property and, accordingly, we are expressing no opinion as to the title thereto.

          E. We are expressing no opinion as to the priority of any lien or security interest created by the Subject Documents.

          F. Our opinions and statements expressed herein are restricted to matters governed by the laws of the State of Kansas.

          G. We are expressing no opinion as to the enforceability of any lien created, or attempted to be created, by the Subject Documents with respect to real property acquired by the Company after the date of this opinion.

          H. The Collateral Agent's rights with respect to the rents, income and profits from the Mortgaged Property in cases of default may depend upon the

October 21, 2003
Page 8

     consummation of foreclosure, obtaining possession of the Mortgaged Property and the expiration of any redemption rights.

          I. In the event of foreclosure under the Subject Documents, the rights, titles and interests of any purchaser will be subject to statutory and equitable redemption rights.

          J. The enforceability of any of the Subject Documents or any other instrument referred to herein is subject to (i) applicable bankruptcy, insolvency, reorganization, receivership, fraudulent transfer, fraudulent conveyance, moratorium and similar laws relating to or affecting the enforceability of creditors rights generally, and (ii) general equitable principles (regardless of whether enforcement is sought in equity or at law), limitations on the availability of equitable remedies (such as specific performance), and similar principles governing enforceability, such as but not necessarily limited to standards of commercial reasonableness.

          K. Particular provisions, rights, waivers and remedies in the Subject Documents may not be enforceable in accordance with their terms, and the enforceability of any instrument referred to herein is subject to statutes and judicial decisions affecting the enforcement of contracts generally; provided, however, that none of the foregoing will prevent the Collateral Agent from the practical realization (except for delay thereof) of the benefits of the security provided by the Subject Documents, subject to each and all of the other limitations, qualifications and assumptions set forth herein.

          L. Default, acceleration, foreclosure and repossession are all subject to judicial supervision and, accordingly, accelerations, repossessions or foreclosures may be limited by a court of competent jurisdiction to material defaults.

          M. Mortgages must be foreclosed by judicial process in accordance with the laws of the State of Kansas, and accordingly, provisions in the Mortgage for foreclosure under power of sale are ineffective in the State of Kansas.

          N. We express no opinion as to the statutes, administrative decisions and rules and regulations of county, municipal and special political subdivisions.

          O. The maximum lien of the Mortgage may not exceed at any time the amount specified therein.

          P. The enforceability of any provision in the Subject Documents for payment of costs of collection (including attorney fees) is subject to judicial discretion. Without limiting the generality of the foregoing qualification, any such provision is unenforceable if either (i) a court determines that the amount of collection costs provided for or sought is unreasonable or (ii) the Subject Documents provide for, or a party seeks to recover, (x) costs incurred by a salaried employee of

October 21, 2003
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     such party or its assignee or (y) payment of both attorney fees and collection agency fees.

          Q. We express no opinion with respect to the enforceabitity of (i) any waiver contained in the Subject Documents of the right to jury trial, lack of personal jurisdiction, lack of personal service, statute of limitations, the right to choice of venue, or the right to assert a counterclaim, (ii) any provisions of the Subject Documents pursuant to which the Company grants to the Collateral Agent a power of attorney, agency or authorization coupled with an interest, (iii) any provisions of the Subject Documents imposing a contractual statute of limitations or limiting notice in connection with a sale under the Uniform Commercial Code, (iv) any provisions of the Subject Documents granting the Collateral Agent the right to split, or sever parts of, the Subject Documents and create new documents, (v) any right of set-off in any of the Subject Documents, or
     (vi) Section 14.16 of the Mortgage.

          R. Provisions contained in the Subject Documents that permit any person to take action or make determinations, or to benefit from indemnities or similar understandings, may be subject to requirements that such action be taken or such determinations be made, or that any action or inaction by such person that may give rise to a request for payment under such indemnity or similar understanding be taken or not taken on a reasonable basis and in good faith. Additionally, indemnities may be unenforceable or limited to the extent that they (i) violate public policy considerations, (ii) provide for indemnification for violation of securities law, or (iii) provide for indemnification or exculpation of parties with respect to intentional acts or gross negligence.

          S. We express no opinion with respect to any environmental laws, rules or regulations or any laws or regulations governing the sale or issuance of securities.

          T. Except for the specific opinions expressed in opinion paragraph 6, we express no opinion with respect to the application of any income tax or other tax laws or with respect to any tax consequences of any of the transactions relating to any of the Subject Documents.

          U. We express no opinion as to the perfection or enforceability of any security interest in the Mortgaged Property to the extent that the Mortgaged Property includes copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, vehicles, insurance policies or permits or any agreement or instrument, including franchise agreements, to the extent that such agreement or instrument by its terms requires any consent (which consent has not been obtained) to create a security interest therein or permit assignment thereof (or prohibits such security interest or assignment), and proceeds of any of the foregoing.

          V. With respect to the opinion expressed in paragraph 6, there is no statutory or judicial authority on point in the State of Kansas with respect to the issue of franchise, privilege, income or earnings tax jurisdiction. In the past, as a matter of

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     administrative practice, the Kansas Department of Revenue has taken the position that foreign corporations which merely hold security interests in collateral located within the State of Kansas are not subject to taxes in the State of Kansas, and in giving the opinion in paragraph 6 we are relying on such administrative practice. We caution that as federal and state banking laws are changed to authorize and accommodate greater interstate activities in the State of Kansas by financial institutions not organized and existing under the laws of the State of Kansas, these past administrative practices may be subject to review and change.

          W. We express no opinion as to whether, if the Collateral Agent were to commence foreclosure proceedings with respect to any collateral located in the State of Kansas, or were to become an owner or operator of any collateral located in the State of Kansas, or a mortgagee or secured party in possession, or were to take such actions as would constitute acting as a fiduciary in the State of Kansas, the Collateral Agent would be required to qualify to do business in the State of Kansas, or would be deemed to be engaged in business in the State of Kansas, for any purpose, including without limitation, qualification to do business as a foreign business organization, or would be subject to any franchise, privilege, income, earnings, excise or other tax imposed by the State of Kansas

          X. We wish to point out that if the Collateral Agent, by virtue of its obligations as a collateral agent under the Subject Documents, would be a "fiduciary" under Kan. Stat. Ann. (S) 59-1701 (1994), then the requirements and restrictions of (S) 59-1701 may be applicable, although we are not aware of any Kansas case that applies the requirements of (S) 59-1701 to the type of activities that would be carried out by the Collateral Agent under the Subject Documents. If the provisions of (S) 59-1701 were found to be applicable, the persons or entities on whose behalf the Collateral Agent acts in such capacity would be required to appoint or seek court appointment of a successor to the Collateral Agent who is authorized to act in such capacity under said (S) 59-1701 (such as, but not necessarily limited to, a bank organized under the laws of the State of Kansas and having its principal place of business in the State of Kansas). Although the matter is not free from doubt and based solely upon what we believe to be the legislative purpose of (S) 59-1701, in our opinion, it is unlikely that a Kansas court would apply the requirements of (S) 59-1701 to the type of activities that would be carried out by the Collateral Agent under the Subject Documents.

          Y. Under Kan. Stat. Ann. (S) 16-205(a), any contractual provision requiring the payment of any higher rate of interest or any charge as a penalty for any default may be unenforceable or void.

          Z. Kansas law permits only one foreclosure with respect to a mortgage. Successive partial foreclosures are not permitted under Kansas law.

          AA. Kansas law prohibits the splitting of an action on an indebtedness and an action to foreclose any mortgage or security agreement securing such

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     indebtedness. Based upon concepts of judicial economy, res judicata and election of remedies, Kansas law requires that all remedies and claims available by a particular plaintiff against a particular defendant be raised in the same judicial proceeding. Any remedy or claim not asserted in such proceeding will be lost. Thus, if the Collateral Agent brings a judicial action against the Company on any of the indebtedness secured by the Mortgage, the Collateral Agent is also required to seek foreclosure of the Mortgage in the judicial proceeding. Likewise, if the Collateral Agent brings a judicial action against the Company in Kansas to foreclosure the Mortgage, the Collateral Agent is also required to seek judgment on the note(s) or other indebtedness secured thereby. While we are unaware of any Kansas cases on point, such prohibition could be applied in connection with the judicial enforcement of the indebtedness secured by the Mortgage or judicial enforcement of remedies in any state other than Kansas such that it would be necessary to proceed in the Kansas courts before proceeding in the courts of any other state.

          BB. Whenever any opinion or statement herein with respect to the existence or absence of facts, conditions or circumstances is qualified by the phrase "known to us" or is based upon our "knowledge" or any similar phrase, it is intended to indicate that, during the course of our limited representation of the Company, no information has come to our attention that would give us actual knowledge of the existence or absence of such facts, conditions or circumstances. The terms "knowledge," "known to us" and similar phrases refer to the actual present knowledge of the attorneys in our firm who have devoted substantive attention to matters for which we have been engaged by the Company and not to the knowledge of the firm or its shareholders or employees generally. Moreover, we have made no independent investigation as to any opinion or statement qualified by the terms "knowledge," "known to us" or similar phrases.

          The foregoing opinions shall not be relied upon by any party other than the parties to whom this letter is addressed and their successors and/or assigns and their respective counsel in connection with the transaction contemplated by the Subject Documents. This opinion is not to be otherwise used, circulated, quoted or referred to by any other party or in connection with any other transaction. This opinion is issued only with respect to the present status of law in the State of Kansas and we undertake no obligation or responsibility to update or supplement this opinion in response to subsequent changes in the law or future events affecting the transactions contemplated by the Subject Documents.

                                        Very truly yours,


                                        STINSON MORRISON HECKER LLP
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                                        STINSON MORRISON HECKER LLP

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                                                                October 21, 2003

UBS AG, Stamford Branch, as Collateral Agent and
The Lenders Party to the Credit
   Agreement Referred to Below

Ladies and Gentlemen:

          We have acted as special counsel in the State of Minnesota (the "State") to Norcraft Companies, L.P., a Delaware limited partnership (the "Company"), in connection with the execution and delivery today of and the consummation of the transactions contemplated by (i) that certain credit agreement dated as of October 21, 2003 (as at any time amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement;" capitalized terms used herein and not defined have the meanings assigned to such terms in the Credit Agreement), by and among the Company, Norcraft Holdings, L.P., a Delaware limited partnership ("Holdings"), the other Guarantors party thereto, the Lenders, and UBS AG, Stamford Branch, as administrative agent for the Lenders, among others, and (ii) each of the Security Documents, including, without limitation, the UCC-1 financing statements (collectively, the "Financing Statements") relating to the Collateral naming the Company as debtor thereunder and UBS AG, Stamford Branch, as collateral agent and secured party thereunder (the "Collateral Agent").

          In rendering the opinions hereinafter set forth, we have reviewed final forms of the following documents (collectively, the "Documents"):

(i)  the Credit Agreement; and

(ii) a mortgage, assignment of leases and rents, security agreement and fixture filing, dated as of the date hereof (as at any time amended, the "Mortgage"), made by the Company in favor of the Collateral Agent.

          We have reviewed the Documents and such other instruments, documents and agreements as we have deemed necessary or appropriate to enable us to render the opinions hereinafter set forth. We are rendering this opinion to you at the request of the Company pursuant to Section 4.01(f) of the Credit Agreement.

          Whenever this opinion with respect to the existence or absence of facts is qualified by the phrase "to the best of our knowledge", it is intended to indicate that, during the course of our representation of the Company in connection with the Credit Agreement, and without any independent investigation, no information has come to the attention of Robert A. Heiberg, the only attorney in our firm actively involved in the transactions described in the Credit Agreement, which would give us actual knowledge of the existence or absence of such facts to the contrary, and no other inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company.

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          In rendering the opinions hereinafter set forth, we have assumed, with your permission and without independent investigation or inquiry, (i) that the Company owns the Collateral (as defined in the Credit Agreement and the Mortgage, as applicable) and the Mortgaged Property (as defined in the Mortgage) pledged by it, and (ii) the following other matters:

     (a) (i) The authenticity of all documents submitted to us as originals,
(ii) the genuineness of all signatures on all documents that we examined, and
(iii) the conformity to authentic originals of documents submitted to us as certified, conformed or photostatic copies.

     (b) That the Company is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, is qualified to do business in, and is in good standing under the laws of, the State, and has full power and authority to enter into and perform the obligations described in the Documents.

     (c) That the execution, delivery and performance by the Company of the Documents have been duly authorized by all necessary action of the Company and each of said documents has been properly executed and delivered by the Company.

     (d) That the execution and delivery of the Documents by the Company do not:
(i) violate the organizational documents the Company; or (ii) violate any law, statute, rule or regulation (other than those of the State) or any judgment, decree or order applicable to the Company.

     (e) That all natural persons who have executed the Documents have the legal capacity to do so.

     (f) That the execution and delivery of the Documents by all parties thereto, other than the Company, and the performance of their obligations thereunder have been duly authorized on the part of said parties, and said parties have the power and authority to execute, deliver and perform the same.

     (g) That the execution and delivery of the Documents by all parties thereto, other than the Company, do not: (i) violate the organizational documents of any of said parties; (ii) violate any law, statute, rule or regulation (other than those of the State) applicable to any of said parties;
(iii) violate any judgment, decree or order; or (iv) result in a breach or default under any other agreement.

     (h) That the Documents constitute the valid, legal and binding obligations of all parties thereto, other than the Company, enforceable against them in accordance with their terms under all applicable laws.

     (i) That the terms and conditions reflected in the Documents have not been amended, modified or supplemented by any other agreement or understanding of the parties or by waiver of any of the material provisions of the Documents.

     (j) That the Mortgage will be duly filed, indexed and recorded among the appropriate official records, as set forth below, with all fees, charges and taxes, including but not limited to the mortgage registry tax required by Minnesota Statutes Chapter 287, having been fully and properly paid.

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     (k) That there has been no mutual mistake of material fact, and there exists no fraud, duress, undue influence or criminal activity, with respect to the transactions described in the Documents.

     (l) That the Mortgaged Property is not homestead property or property used in agricultural production or for agricultural purposes.

     (m) That the Mortgage contains the true and correct names of the Company and the Collateral Agent, respectively, the current address of the Collateral Agent from which information concerning the security interests can be obtained, the current mailing address of the Company, the correct organizational status of the Company, and the correct organizational number and federal taxpayer identification number for the Company.

     (n) That title to none of the "Mortgaged Property" (as defined in the Mortgage) has been registered pursuant to Minnesota Statutes, Chapter 508 (Torrens Act) and all of the Mortgaged Property is physically located in Lyon County, Minnesota.

     (o) That all representations contained in the Documents are true, correct and complete; provided, however, that to our knowledge we are aware of no facts which are contrary to said representations.

          Based upon and subject to the foregoing assumptions and the limitations and qualifications hereinafter set forth, we are of the opinion that:

1. Mortgage. (a) The Mortgage (i) is enforceable against the mortgagor named therein in accordance with its terms, (ii) is in proper form under applicable laws of the State to be accepted for recording by the County Recorder identified in Schedule A attached hereto and (iii) creates and constitutes (A) a valid mortgage lien on that portion of the Mortgaged Property that constitutes real property ("Real Property") and (B) a valid security interest in such of the Mortgaged Property (as defined in the Mortgage) (the "UCC Property") as is subject to the provisions of Article 9 of the Uniform Commercial Code as in effect in the State of Minnesota (the "UCC").

(b) The recording of the Mortgage with the County Recorder identified in Schedule A attached hereto is the only filing or recording necessary to give constructive notice of the lien created by the Mortgage to subsequent purchasers and mortgagees of the Real Property. No other recordings, filings, re-recordings or refilings other than those identified in Schedule A are necessary in order to maintain the validity or priority of the lien created by the Mortgage.

(c) Assuming that the Mortgage has been properly filed with the office identified in Schedule A attached hereto, as a fixture filing, the security interest, lien or pledge created by the Mortgage in that portion of the Mortgaged Property which constitutes fixtures and is subject to the provisions of Article 9 of the UCC (the "Fixtures") is duly perfected, without the filing of any separate UCC-1 financing statement. The Mortgage adequately identifies such Mortgaged Property described therein to provide sufficient notice to third parties of the security interest referenced therein.

(d) The priority of the mortgage lien on the Real Property created by the Mortgage with respect to any obligatory extension of credit or other obligatory advance (each, a "Future Advance") secured thereby made or deemed to have been made after the date of recording of the Mortgage will be the same

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as the priority of the Mortgage applicable on such date of recording, if the correct amount of mortgage registry tax has been timely paid on such Future Advance, and such priority will not be affected by the rights in and to the Real Property of any third party whose interest in the Real Property attached thereto after the date of such recording but prior to the date of such Future Advance.

2. Taxes etc. The recording taxes, documentary stamp taxes or note or intangible taxes due and payable in connection with the subject transaction or the recording of the Documents or the creation of the indebtedness evidenced or secured by any of the Documents are as follows: (a) the Minnesota mortgage registry tax imposed by Minn. Stat. (S) 287.035; and (b) nominal recording fees. Any failure to correctly pay such mortgage registry tax in full or in part (i) shall result in the imposition of a penalty and interest on any unpaid taxes against the Collateral Agent, and (ii) shall result in the Mortgage being ineffective as notice, inadmissible in court and not subject to foreclosure by action or advertisement until the correct amount of mortgage registry tax is paid.

3. Concerning Collateral Agent. (a) The execution, delivery, recordation and performance by the Collateral Agent, the Lenders or the Company of the Documents to which each is a party (i) will not, to the best of our knowledge, violate any existing law, governmental rule or regulation of the State and (ii) do not, to the best of Our knowledge, require any license, permit, authorization, consent or other approval of, any exemption by, or any registration, recording or filing with, any court, administrative agency or other governmental authority of the State, except for the recordings and the filings set forth in Schedule A attached hereto.

(b) Neither the Collateral Agent nor any of the Lenders is required (i) to be qualified to transact business, file any designation for service of process, file any reports (except as noted below) or pay any taxes in the State or (ii) to comply with any statutory or regulatory requirement applicable only to financial institutions chartered or qualified to do business in the State, in each case, solely by reason of the execution and delivery of any of the Documents or by reason of the participation in any of the transactions under or contemplated by the Documents, including without limitation the making and receipt of payments pursuant thereto and the exercise of any remedy thereunder. If it were determined that any such qualification were required, the validity of the Documents would not be affected thereby, but if the Collateral Agent or the Lenders were not qualified, the Collateral Agent or the Lenders, in the event they institute remedies without the Collateral Agent or the Lender, as the case may be, so qualifying, would be precluded from enforcing their respective rights in the courts of the State until such time as they are qualified to transact business in the State. However, the lack of qualification would not result in any waiver of rights or remedies pending such qualification. In addition, Minnesota Statutes (S) 290.371, Subd. 4, provides that any corporation or other entity taxable as a corporation for purposes of Minnesota corporate income tax required to file a Notice of Business Activities Report does not have a cause of action upon which it may bring suit under Minnesota law unless the corporation has filed a Notice of Business Activities Report and provides that the use of the courts of the State of Minnesota for all contracts executed and all causes of action that arose before the end of any period for which a corporation failed to file a required report is precluded. Insofar as our opinion may relate to the enforceability of any agreement under Minnesota law or in a Minnesota court, we have assumed that any party seeking to enforce such agreement has at all times been, and will continue at all times to be, exempt from the requirement of filing a Notice of Business Activities Report or, if not exempt, has duly filed, and will continue to duly file, all required Notice of Business Activities Reports. Notwithstanding the foregoing, Minnesota Statutes (S) 290.371, Subd. 4(c) provides that a court must excuse the failure to file a Notice of Business Activities Report, if the entity has paid all taxes, interest and civil penalties due from it to the State of Minnesota, for all periods, if any.

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4. Usury. Assuming that the Documents are governed by the laws of the State for the purpose of rendering the opinion set forth in this paragraph, none of the provisions of the Documents (including, without limitation, the Secured Obligations as defined in each Document) will violate any law, statute or regulation of the State relating to usury.

5. Remedies. (a) The Collateral Agent is permitted under the laws of the State without naming all of the Lenders in any applicable legal proceeding to exercise remedies under the Documents for the realization of any of the Collateral in its own name, as Collateral Agent.

(b) The transfer of all or any portion of the Collateral in connection with the exercise of any remedy under the Mortgage, including, without limitation, by way of judicial foreclosure, will not restrict, affect or impair the liability of the Company with respect to the indebtedness secured thereby or the Collateral Agent's or the other Lenders' rights or remedies to the foreclosure or enforcement of any other security interest or liens securing such indebtedness; except that (a) in the event of a foreclosure by advertisement with a six month redemption period no deficiency judgment will be available, and (b) any amount of indebtedness bid in at a Minnesota foreclosure sale will be deemed satisfied. The laws of the State do not require a lienholder to elect to first pursue its remedies either against mortgaged real property or personal property where such lienholder holds security interests and liens on both real and personal property of debtor.

(c) The Mortgage contains the terms and provisions necessary to enable the Collateral Agent, following a default thereunder, to exercise the remedies which are customarily available to a mortgage lien holder in the State of Minnesota.

6. Choice of Law. A state or Federal court in the State applying the State's choice of law principles will give effect to the provisions in the Documents which select the laws of the State of New York as the governing law thereof and will apply such laws, rather than the laws of the State, to the enforceability, construction and application thereof, provided, however, (a) creation, perfection and priority of the liens and security interests created thereby, and
(b) enforcement of any remedial provisions contained in the Mortgage must be exercised or enforced in accordance with the laws of the State, and provided further that such courts might not give effect to such choice of law provisions if giving effect to such choice of law provisions were (a) contrary to a fundamental policy of the State of Minnesota, (b) not entered into in good faith, or (c) an attempt to evade the law of the State of Minnesota, but we are not aware of any existing precedent refusing to give effect to a choice of law provision in a substantial commercial contract on purely public policy grounds.

          In addition to the assumptions set forth above and to any other limitations and qualifications herein, this opinion is also subject to and limited by the following limitations and qualifications; provided, however, that such limitations and qualifications will not prevent a practical realization of the principal benefits and security intended to be provided by the Loan
Documents:

     (i) Our opinions are subject to the effect of any applicable bankruptcy, insolvency, reorganization, liquidation, rearrangement, moratorium, fraudulent transfer, fraudulent conveyance or other similar laws of general application relating to or affecting the rights of creditors generally.

     (ii) Our opinions are subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation concepts of material-

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ity, reasonableness, good faith and fair dealing, and of other similar doctrines affecting the enforceability of agreements generally and/or the availability of equitable remedies, including but not limited to specific performance, injunctive relief, marshalling of assets and stay, and of the discretion of courts and administrative bodies in enforcing such remedies.

     (iii) We express no opinion as to the enforceability of provisions of the Mortgage to the extent they contain:

          A. forum selection provisions,

          B. waivers by the Company of any statutory, procedural or constitutional rights or remedies, of the right to recover certain types of damages, or of any statute of limitations,

          C. grants to the Collateral Agent of powers of attorney, or the power to act as attorney or attorney-in-fact on behalf of the Company,

          D. cumulative remedies to the extent such cumulative remedies purport to compensate, or would have the effect of compensating, the party entitled to benefit therefrom in an amount in excess of the actual loss suffered by such party,

          E. liquidated damages provisions,

          F. provisions which purport to render prohibited transfers null and void or which permit acceleration of the indebtedness secured by the Mortgage in the event of the sale of an interest in the Company or a lease of the Mortgaged Property. (However, we are aware of no case, law or statute stating that such are unenforceable),

          G. provisions allowing a party to be indemnified against the consequences of said party's own negligence, gross negligence or intentional misconduct,

          H. provisions prohibiting amendments of the Mortgage or waivers of provisions thereof by oral agreement or course of conduct,

          I. provisions subjecting after-acquired real property to the lien, assignment and/or security interests of the Mortgage without amending the same to expressly describe said real property,

          J. provisions requiring the Company to pay a prepayment premium or reinvestment charge upon payment in full of the indebtedness after an acceleration thereof for default or in connection with the payment of any amount due in redemption. (However, we are aware of no case, law or statute stating that such are unenforceable unless they rise to the level of a common law penalty),

          K. provisions categorizing personal property as real property as they apply to third parties,

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          L. provisions subrogating Collateral Agent to the rights of holders of liens that have been released of record,

          M. provisions permitting forcible entry or removal, and

          N. provisions permitting amendment of material terms of the loan transaction without amending the Mortgage or affecting the priority thereof. Under Minnesota law, a mortgage must give third parties notice of the material terms of the secured loan. If said material terms are changed without amending the Mortgage, and if the Mortgage would then incorrectly reflect the loan transaction absent the incorporation therein of said material terms, the priority of the lien of the Mortgage with respect to intervening liens may be impaired.

However, inclusion of said provisions in the Mortgage will not render the remainder thereof unenforceable.

     (iv) The rights of debtors, obligors and other secured parties to receive notices under Section 9-602 of the UCC may not be waived; subject to Section 9-624 of the UCC, the failure to comply with such notice requirements may bar or limit the recovery of any deficiency remaining after the retention or sale of repossessed collateral; and a secured party may be required to obtain, after appropriate notice and hearing, a judgment or decree of a court of competent jurisdiction permitting the secured party to enforce its rights to take possession and dispose of any of its collateral.

     (v) Any foreclosure of the Mortgage must be conducted in accordance with the applicable provisions of Minnesota Statutes, Chapters 580, 581 and 582, and with other laws governing the foreclosure of mortgages on real property located in the State of Minnesota (including but not limited to the provisions thereof relating to notice, to reinstatement after acceleration, to redemption after foreclosure sale, to simultaneous exercise of remedies, to the availability of deficiency judgments, to interest on advances and interest on a judgment in a foreclosure action, and to limitations on recovery of the mortgagee's attorneys' fees and costs); any enforcement of remedies under the Mortgage relating to the rents and income from the Mortgaged Property and/or the appointment and powers of a receiver therefor must be conducted in accordance with the applicable provisions of Minnesota Statutes (S)(S) 576.01 and 559.17, and with other laws governing the enforcement of collateral assignments of rents and income from real property located in the State of Minnesota; and any enforcement of remedies against fixtures included in the Mortgaged Property must be conducted in accordance with the applicable provisions of the UCC. Any provisions of the Mortgage which are not consistent with such laws and statutes or which purport to waive or restrict any statutory and legal protection and benefits accorded the Company, pursuant to such laws and statutes, are probably unenforceable, but the inclusion of such provisions in the Mortgage should not, in our opinion, prevent the exercise by the holder of the Mortgage of the remedies for borrower defaults commonly and customarily available for borrower defaults pursuant to the laws of the State of Minnesota.

     (vi) The enforcement and remedial actions taken with respect to the Mortgage in Minnesota may have an adverse affect on the enforcement and remedial action that can be taken with respect to the indebtedness instruments evidencing the debt, and with respect to the Mortgage or other security instruments as the same relate to property in other states, and with respect to other lien and security instruments that also secure the indebtedness secured by the Mortgage; and the enforcement and remedial actions taken with respect to the indebtedness instruments evidencing the debt, and other such lien and security

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instruments securing the same or portions of the same indebtedness, may have an adverse affect on the enforcement and remedial action that can be taken in Minnesota under the Mortgage. We have not attempted to identify all of those possible effects, since we are opining only with respect to Minnesota law, we are not generally familiar with the relevant laws of other states, and we have not identified or researched the conflict of law questions that might arise in connection with these issues. However, we are able to identify the following concerns or possible concerns from a Minnesota perspective:

          A. Two methods of mortgage foreclosure are widely used in Minnesota: foreclosure by action and foreclosure by advertisement. Minnesota Statutes
     (S) 580.02 provides as one of the requisites of foreclosure by advertisement that"... no action or proceeding has been instituted at law to recover the debt then remaining secured by such mortgage, or any part thereof, or, if the action or proceeding has been instituted, that the same has been discontinued, or that an execution upon the judgment rendered therein has been returned unsatisfied, in whole or in part". This statutory requirement for foreclosure by advertisement would preclude the use of foreclosure by advertisement with respect to the Mortgage during the continuance of any other action or proceeding for recovery of the unsegregated debt or any portion of the unsegregated debt, whether in, Minnesota or in any other state.

          B. It is clear that under Minnesota law the bidding in of a portion of the unsegregated debt at a Minnesota foreclosure sale would extinguish the portion of the unsegregated in debtedness so bid.

          C. Although we have not specifically researched the question, we are not aware of any Minnesota authority providing controlling guidance on the question of whether Minnesota courts would allow statutory or other debtor protections available to the Company in other states to influence or qualify the Minnesota remedies which normally would be available to a mortgagee because of the unsegregated nature of the indebtedness secured by the Mortgage.

          D. No opinion is expressed herein with respect to the effect of a Minnesota deficiency judgment (which may not be available in Minnesota in the case of a foreclosure by advertisement) on the mortgagee's rights and remedies in states other than Minnesota with respect to the amount included in the Minnesota judgment.

          E. No opinion is expressed herein with respect to the effect of a failure to obtain a Minnesota deficiency judgment (irrespective of whether or not a Minnesota deficiency judgment would be available) on the mortgagee's rights and remedies in states other than Minnesota with respect to the amount of the unsegregated debt which was not bid in at the Minnesota foreclosure sale and/or which was not included in a Minnesota deficiency judgment.

     (vii) Future advances will be secured by the Mortgage only to the extent such advances are obligatory and only to the extent that all applicable mortgage registry tax has been timely paid with respect thereto.

     (viii) We express no opinion concerning the compliance by the Company, the Mortgaged Property or the transactions described in the Mortgage with, or the effect, if any, of noncompliance with, any applicable local, state or federal antitrust, securities, environmental, zoning, subdivision, develop-

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ment, land use, building code, health, safety or similar laws, ordinances or regulations, or those governing access by the disabled or physically challenged.

     (ix) No examination of title to any of the Mortgaged Property has been undertaken. We express no opinion concerning (i) title to, or the perfection (except as above expressly stated) or priority of, any security interest, pledge, lien, mortgage or other interest in, any real or personal property, whether created by the Mortgage or otherwise, (ii) the adequacy or correctness of the descriptions of the Real Property set forth in the Mortgage, (iii) the existence of any liens, charges or encumbrances on the Mortgaged Property, (iv) the present or future value of any security for the Secured Obligations (as that term is defined in the Mortgage), or (v) the necessity or existence of any consent thereto as a result of contractual arrangements with third parties not expressly disclosed to us.

     (x) The opinions set forth herein are limited to the specific issues addressed and are limited in all respects to the laws and statutes of the State of Minnesota and the United States of America in effect as of the date of this letter.

     (xi) Our opinions herein, insofar as they relate to the indemnification provisions set forth in the Mortgage, are subject to the effect of public policy relating thereto and of federal and state securities and environmental laws.

          We disclaim any undertaking to advise you of any change which may hereafter come to our attention.

          We are admitted to practice in the State. We have not examined the laws of any state other than the State of Minnesota and the laws of the United States of America. Accordingly, the foregoing opinion applies only insofar as the laws, rules and regulations of the State of Minnesota and laws, rules and regulations of the United States of America may be concerned, and we express no opinion as to matters under or involving the laws of any jurisdiction other than the laws of the United States and the State of Minnesota.

          The foregoing opinions may be relied on by each of you, by any successors and assigns of the Collateral Agent and by any participant, assignee or successor to interests of the Lenders under the Documents, but may not be relied upon by an other person, party or entity.

                                        Very truly yours,


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                                   Schedule A

The Mortgage must be filed of record in the office of the County Recorder in and for Lyon County, Minnesota.

                      The Law Offices of Lowry & Associates
                         8358 Six Forks Road, Suite 104
                          Raleigh, North Carolina 27615
                                  (919)518-0783
                               Fax (919) 518-8375
Stephen D. Lowry
stevelowry@nc.rr.com
  1
  2                              October 21, 2003

  3  UBS AG, Stamford Branch, as Collateral Agent
  4  and
  5  The Lenders Party to the Credit
  6     Agreement Referred to Below
  7  Ladies and Gentlemen:

  8            We have acted as special counsel in the State of North Carolina
  9 (the "State") to Norcraft Companies, L.P., a Delaware limited partnership 10 (the "Company"), in connection with the execution and delivery today of and 11 the consummation of the transactions contemplated by (i) that certain
 12 credit agreement dated as of October 21, 2003 (as at any time amended, 13 amended and restated, supplemented or otherwise modified from time to time, 14 the "Credit Agreement;" capitalized terms used herein and not defined have 15 the meanings assigned to such terms in the Credit Agreement), by and among 16 the Company, Norcraft Holdings, L.P., a Delaware limited partnership
 17  ("Holdings"), the other Guarantor parties thereto, the Lenders, UBS AG,
 18 Stamford Branch, as administrative agent for the Lenders, among others and 19 (ii) each of the Security Documents, including, without limitation, the 20 UCC-1 financing statements (collectively, the "Financing Statements")
 21 relating to the Collateral naming the Company as debtor thereunder and UBS 22 AG, Stamford Branch, as collateral agent and secured party thereunder (the 23 "Collateral Agent").

 24            In rendering the opinions hereinafter set forth, we have reviewed
 25  final forms of the following documents (collectively, the "Documents"):

 26  (i)  the Credit Agreement;

 27  (ii) a deed of trust, assignment of leases and rents, security agreement
 28       and fixture filing, dated as of the date hereof (as at any time
 29       amended, the "Deed of Trust"), made by the Company in favor of the
 30       Collateral Agent;

 31  (iii) UCC-1 financing statements identified in Schedule A attached hereto
 32       (collectively, the "Financing Statements") relating to the Deed of
 33       Trust; and

 34  (iv) the other filings identified in Schedule A attached hereto
 35      (collectively, the "Other Filings") relating to the Deed of Trust.

 36            We have reviewed the Documents and such other instruments,
 37 documents and agreements as we have deemed necessary or appropriate to 38 enable us to render the opinions hereinafter set forth. We are rendering 39 this opinion to you at the request of our clients pursuant to Section
 40  4.01(F) of the Credit Agreement.

 41            We are licensed to practice law in the State. The foregoing
 42 opinions apply only insofar as the laws of the State and the United States' 43 federal laws may be concerned and we express no opinion with respect to the 44 laws of any other state or jurisdiction. To the extent that the laws of any 45 other jurisdiction

 46 apply to any of the matters addressed herein, for purposes of this opinion 47 letter we have assumed that the laws of such jurisdiction are identical to 48 the laws of the State. We express no opinion concerning any matter
 49 respecting or affected by any laws other than laws that are now in effect 50 and that, in the exercise of reasonable professional judgment, are normally 51 considered in transactions such as those contemplated by the Documents.

 52       The examination referred to above and the opinions which follow
 53 hereinafter are subject to the following assumptions, limitations and/or 54 qualifications:

 55       A. We have assumed the genuineness of all signatures on, and the
 56 authenticity of, all documents submitted to us as originals, the legal 57 capacity of natural persons, and the conformity to the originals of all 58 documents submitted to us as copies.

 59       B. We have assumed the due authorization and valid execution and
 60  delivery of each Document by each party thereto.

 61       C. We assume that the Company has or will obtain the ownership of all
 62 the Collateral (as described and defined in the Credit Agreement and Deed 63 of Trust) or any other collateral in which a security interest created by 64 the Deed of Trust or any other security instrument is given as and when
 65 such Collateral is acquired and located on the Trust Property (as defined 66 in the Deed of Trust).

 67       D. Each of the Lenders is duly organized, validly existing and in good
 68 standing under the laws of the jurisdiction of its organization, and has 69 all of the necessary right, power and authority to execute and deliver each 70 of the Documents to which it is a party and to enter into and perform its 71 obligations thereunder.

 72       E. Each of the Lenders has duly authorized, executed and delivered
 73 each of the Documents to which it is a party, and each of the Documents to 74 which it is a party constitutes a valid and binding legal obligation of 75 such Lender, enforceable against such Lender.

 76       F. The Company will use the proceeds of the Credit Agreement only for
 77 the Company's business purposes and as authorized by the Lenders and the 78 Documents.

 79       G. The obligations issued pursuant to the Credit Agreement are issued
 80  for value.

 81       H. The documents delivered to us as copies are accurate copies of the
 82  original documents and have not been subsequently amended.

 83       I. The parties will enforce their rights under the Documents in good
 84  faith and in circumstances and in a manner in which it is commercially
 85 reasonable to do so, including, without limitation, the Lenders' refraining 86 from taking any action that would impair the Lenders' security.

 87       J. There has been no mutual mistake of fact or misunderstanding,
 88  fraud, duress, or undue influence.

 89       K. The conduct of the parties to the transaction has complied with any
 90 and all requirements of good faith, fair dealing, and conscionability; and 91 the parties to the Documents have acted in good faith

 92 and without notice of any defense against the enforcement of any rights 93 created by, or adverse claims to, any property or security interest
 94  transferred, granted, or created by or in connection with the Documents.

 95      L. Unless the appropriate Documents contain a statement that all prior
 96 agreements and understandings among the parties (written or oral) and all 97 usages of trade and courses of prior dealing between the parties are merged 98 into and or superseded by the Documents, there are no agreements or 99 understandings among the parties, written or oral, and there is no usage of
100 trade or course of prior dealing between the parties, that would, in either 111 case, define, supplement, or qualify the terms of the Documents.

112       M. Each of the parties to the Documents (other than the Deed of Trust)
113 has voluntarily, intelligently, and knowingly consented to the inclusion of 114 any provisions contained in such Documents stating that the laws of New
115  York govern the construction, interpretation, validity, and enforcement
116  thereof, negotiations pertaining to each of such Documents occurred
117 exclusively outside of the State; and each of such Documents was not 118 executed within the State.

119       Whenever any opinion herein with respect to the existence or absence
120 of facts is qualified by the phrase "to our knowledge," "known to us" or 121 "of which we have knowledge," such phrase indicates only that, during the 122 course of our representation of the Company in connection with the 123 transactions contemplated by the Documents, no information has come to our 124 attention which has given us actual knowledge of the existence or absence 125 of any facts, no investigation having been expected of us or performed by 126 us; and no inference as to our knowledge of the existence of such facts 127 should be drawn from the fact of our representation of the Company.

128            Subject to the foregoing assumptions and qualifications, we are
129  of the opinion that:

130  1. Deed of Trust. (a) The Deed of Trust (i) is enforceable against the
131 grantor named therein in accordance with its terms, (ii) is in proper form 132 under applicable laws of the State to be accepted for recording by the 133 County Recorder[s] identified in Schedule A attached hereto and (iii)
134 creates and constitutes (A) a valid deed of trust lien on that portion of 135 the Trust Property that constitutes real property ("Real Property") and (B) 136 a valid security interest in such of the Trust Property (as defined in the 137 Deed of Trust) (the "UCC Property") as is subject to the provisions of 138 Article 9 of the Uniform Commercial Code as in effect in the State of North 139 Carolina (the "UCC").

140  (b) The recording of the Deed of Trust with the County Recorder[s]
141 identified in Schedule A attached hereto is the only filing or recording 142 necessary to give constructive notice of the lien created by the Deed of 143 Trust to subsequent purchasers and securityholders of the Real Property. No 144 other recordings, filings, re-recordings or refilings other than those 145 identified in Schedule A are necessary in order to maintain the validity or 146 priority of the lien created by the Deed of Trust.

147 (c) Assuming that the Financing Statements relating to the Deed of Trust 148 have been properly filed with the offices identified in Schedule A attached 149 hereto, the security interest, lien or pledge created by the Deed of Trust 150 in that portion of the Trust Property which constitutes fixtures and are 151 subject to the provisions of Article 9 of the UCC is duly perfected. Such 152 Financing Statements adequately identify such Trust Property described
153  therein to provide sufficient notice to third parties of the security
154  interest referenced therein.

155 (d) The priority of the lien on the Real Property created by the Deed of 156 Trust with respect to any extension of credit or other amount (each, a 157 "Future Advance") secured thereby made or deemed to have been made after 158 the date of recording of the Deed of Trust will be the same as the priority 159 of the Deed of Trust applicable on such date of recording and such priority 160 will not be affected by the rights in and to the Real Property of any third 161 party whose interest in the Real Property attached thereto after the date 162 of such recording but prior to the date of such Future Advance.

163 2. Taxes etc. No taxes or other charges, including, without limitation, 164 intangible or documentary stamp taxes, recording taxes, transfer taxes or 165 similar charges, are payable to the State or to any jurisdiction therein on 166 account of the execution and delivery of the Documents or the creation of 167 the indebtedness evidenced or secured by any of the Documents or the 168 recording or filing of the Financing Statements or Other Filings, except 169 for nominal filing or recording fees.

170 3. Concerning Collateral Agent. (a) The execution, delivery, recordation 171 and performance by the Collateral Agent, the Lenders or the Company of the 172 Documents to which each is a party (i) will not violate any existing law, 173 governmental rule or regulation of the State and (ii) do not require any 174 license, permit, authorization, consent or other approval of, any exemption 175 by, or any registration, recording or filing with, any court, 176 administrative agency or other governmental authority of the State, except 177 for the recordings and the filings set forth in Schedule A attached hereto.

178 (b) Neither the Collateral Agent nor any of the Lenders is required (i) to 179 be qualified to transact business, file any designation for service of 180 process, file any reports or pay any taxes in the State or (ii) to comply 181 with any statutory or regulatory requirement applicable only to financial 182 institutions chartered or qualified to do business in the State, in each 183 case, solely by reason of the execution and delivery of any of the 184 Documents or by reason of the participation in any of the transactions
185 under or contemplated by the Documents including, without limitation, the 186 making and receipt of payments pursuant thereto and the exercise of any 187 remedy thereunder. If it were determined that any such qualification and 188 filing were required, the validity of the Documents would not be affected 189 thereby, but if the Collateral Agent or the Lenders were not qualified, the 190 Collateral Agent, or the Lenders in the event they institute remedies
191 without the Collateral Agent, as the case may be, would be precluded from 192 enforcing their respective rights in the courts of the State until such 193 time as they are qualified to transact business in the State. However, the 194 lack of qualification would not result in any waiver of rights or remedies 195 pending such qualification.

196 4. Usury. Assuming that the Documents are governed by the laws of the State 197 for the purpose of rendering the opinion set forth in this paragraph, none 198 of the provisions of the Documents (including, without limitation, the 199 Secured Obligations as defined in each Security Document) will violate any 200 law, statute or regulation of the State relating to usury.

201 5. Remedies. (a) The Collateral Agent is permitted under the laws of the 202 State without naming all of the Lenders in any applicable legal proceeding 203 to exercise remedies under the Security Documents for the realization of 204 any of the Collateral in its own name, as Collateral Agent.

205 (b) The transfer of all or any portion of the Collateral in connection with 206 the exercise of any remedy under the Deed of Trust, including, without 207 limitation, by way of judicial foreclosure, will not restrict, affect or 208 impair the liability of the Pledgors with respect to the indebtedness
209 secured thereby or the beneficiary's rights or remedies to the foreclosure 210 or enforcement of any other security interest or liens securing such 211 indebtedness. The laws of the State do not require a lienholder to elect to 212 pursue its remedies

213 either against Trust Property or personal property where such lienholder 214 holds security interests and liens on both real and personal property of 215 debtor.

216 (c) The Deed of Trust contains the terms and provisions necessary to enable 217 Collateral Agent, following a default thereunder, to exercise the remedies 218 which are customarily available to secured lenders in the State of North 219 Carolina.

220 6. Choice of Law. Based upon our review of the laws of the State, including 221 the recorded opinions of the courts of the State concerning the 222 construction, interpretation, and enforcement of choice of law provisions 223 contained in contracts, we believe that a state or federal court in the 224 State in a properly reasoned opinion applying the principles heretofore
225 established in prior cases with similar facts and circumstances should give 226 effect to the parties' choice of law applying the laws of the State of New 227 York (rather than those of the State) to the extent provided in the 228 Documents to determine the enforceability of the Documents, except for (a) 229 usury laws in the State which shall apply to determine the enforceability 230 of any liens in favor of the Lenders in real and personal property located 231 in the State, and (b) laws of the State will govern the enforcement of any 232 liens hi favor of the Lenders in real and personal property located in 233 North Carolina.

234       The opinions expressed above are subject to the following
235       qualifications and limitations:

236       (i)  Enforceability of the Documents may be limited by bankruptcy,
237            insolvency, reorganization, arrangement, moratoria, fraudulent
238            conveyance or similar state or federal debtor relief laws from
239            time to time in effect and which affect the enforcement of
240            creditors' rights and the collection of debtor's obligations in
241            general.

242       (ii) Enforceability of the Documents is subject to commercial
243            reasonableness and good faith to the extent required of the
244            Lenders by applicable law and to general principles of equity and
245            public policy, the application of which may deny rights and
246            remedies to the Lenders under the Documents, including rights to
247            specific performance and injunctive relief, and may be applied by
248            a court of proper jurisdiction, regardless of whether such
249            enforceability is considered in a proceeding in equity or at law.
250            The right to obtain a receiver is not an absolute right,
251            regardless of contract, and is subject to equitable principles.

252       (iii) Certain remedies and provisions contained in the Documents (such
253            as, without limitation, the exercise of rights to obtain
254            possession of realty or other assets without resort to judicial
255            process, with or without becoming a "mortgagee-in-possession")
256            may not be enforceable; however, we believe that the Documents,
257            taken as a whole, contain adequate provisions for the practical
258            realization of the principal benefits and security purported to
259            be provided thereby.

260       (iv) This opinion does not cover any matters of title, description or
261            location of property or priority of liens or security interests.
262            We have assumed that the Company has title to or ownership of all
263            personal property comprising a part of the Collateral sufficient
264            to satisfy the requirements of the UCC; that value has been given
265            to the Company sufficient to satisfy the requirements of the UCC;
266            that the Documents adequately describe the real and personal
267            property subject to the Documents; and that the Company has legal
268            and equitable title to all real property subject to the
269            Documents. We have made no examination of,

270            and express no opinion with respect to: (i) what liens,
271            encumbrances or security interests on any real or personal
272            property Collateral are of record; (ii) whether the Collateral
273            described in the Documents is the property intended to be
274            encumbered; or (iii) the perfection of any security interest and
275            proceeds unless perfected by the filing of the Financing
276            Statements pursuant to (S) 9-306 of the UCC.

277       (v)  We express no opinion as to the effectiveness of any provision of
278            the Documents purporting to selectively limit, enlarge, or
279            designate the jurisdiction or venue of proceedings under, or to
280            enforce, the Documents, or to consent to service of process in a
281            particular manner. We express no opinion on the effectiveness of
282            any of the provisions of the Documents whereby the Company waives
283            procedural, substantive, or constitutional rights or other legal
284            or equitable rights, or which establishes evidentiary or other
285            standards by which the Documents are to be construed, or
286            provisions related to disclaimers, limitations of liability,
287            discharges of defenses, the exercise of self-help or other
288            remedies without judicial process, waivers of accountings,
289            liability with respect to third parties, releases of other legal
290            or equitable rights, confession of judgment, waiver of jury
291            trial, waiver of consequential or exemplary damages, or
292            liquidated damages. We express no opinion as to the
293            enforceability of any provisions of any of the Documents that
294            appoint any Lender, or any other person or entity as the agent or
295            attorney-in-fact for the Company.

296       (vi) As to any provision in the Documents to the effect that the
297            acceptance by the Lenders of past-due installments or other
298            performance by the Company shall not be deemed a waiver of its
299            right to accelerate the amounts due thereunder, note that the
300            North Carolina Court of Appeals has held that, when the holder of
301            a promissory note regularly accepts late payments, it is deemed
302            to waive its right to accelerate the debt because of late
303            payments until it notifies the maker that prompt payments are
304            again required. Driftwood Manor Investors v. City Federal Savings
305            & Loan Association. 63 N.C. App. 459, 305 S.E.2d 204 (1983).
306            Therefore, we are unable to opine that any contrary provisions
307            contained in the Documents would be enforceable under all
308            circumstances.

309       (vii) We express no opinion as to the enforceability of any provisions
310            of the Documents which impose or grant a right to charge
311            penalties, forfeitures, liquidated damages, "default interest," a
312            higher rate of interest after default than the interest that
313            would otherwise accrue under the Documents, or late charges past
314            due for less than fifteen days or for more than 4% of the amount
315            past due. Courts have generally disfavored penalties and
316            forfeitures under the law and, accordingly, the issue concerning
317            the Lenders' ability to collect penalties, forfeitures,
318            liquidated damages, "default interest," or any such similar
319            charge which might be reposed under the Documents is unclear. See
320            generally N.C.G.S. (S) 24-10.1; Comment, Usury Law in North
321            Carolina, 47 N.C.L. Rev. 761, 786 (1969). Since, N.C. Gen. Stat.
322            (S) 24-10.1 expressly provides for late charges, it is possible
323            that North Carolina courts, when faced specifically with the
324            issue, might rule that said statutory late charges preempt any
325            other charge (such as default interest) by a lender for
326            delinquent payments. We are aware of a 1978 North Carolina Court
327            of Appeals case which addresses this issue, North Carolina
328            National Bank v. Burnette, 38 N.C. App. 120, which in our opinion
329            is of limited value as precedent. While this case did allow
330            interest after default (commencing with the date requested in the
331            complaint) at a rate which appeared to be six percent in excess
332            of pre-default interest, we are unable to determine from the
333            opinion whether the

258       question was raised as to this being penal in nature; nor does the
259       court address the possible question of the statutory late charge
260       pre-empting a default interest surcharge. Since our Supreme Court has
261       not ruled in a properly presented case raising the foregoing issues we
262       are unwilling to express an opinion that the default rate of interest
263       prescribed in the Documents is enforceable.
264
265  (viii) We express no opinion as to the enforceability of any provisions of
266       the Documents which purport to define and treat certain items and
267       materials now or hereafter located on land as "fixtures" or part of
268       real estate improvements. Under N.C. Gen. Stat. (S) 25-9-313 (Supp.
269       1985), an item is a "fixture" when it becomes "so related to
270       particular real estate" that an interest in that item arises under
271       real estate law. We are aware of no law or decision that permits the
272       parties to a secured transaction to agree that an item which is not
273       otherwise a fixture shall be treated as a fixture. Therefore, we are
274       unable to opine that such provisions would be generally enforceable.
275
276  (ix) N.C. Gen. Stat. (S)(S) 6-21.2 and 32-51 set forth the procedures and
277       limitations applicable to the collection of attorneys' fees pursuant
278       to the Documents; and North Carolina case law requires that attorneys'
279       fees charged to borrowers by lenders and trustees be reasonable in
280       amount. Accordingly, any provisions in the Documents relating to the
281       ability of the Lenders to collect attorneys' fees are subject to those
282       limitations.
283
284  (x)  We express no opinion as to matters under or involving the laws of any
285       jurisdiction other than the United States of America and the State,
286       including without limitation the interpretation or enforceability of
287       any of the Documents under the laws of a state other than North
288       Carolina.
289
290  (xi) We express no opinion as to the effectiveness of any provisions of the
291       Documents that provide for the assignment or transfer of, or security
292       interests granted in, any permits, licenses, or similar rights of the
293       Company.
294
295  (xii) We express no opinion as to any provisions of the Documents which
296       specify the survival of obligations after the satisfaction of the
297       amounts due thereunder.
298
299  (xiii) We express no opinion as to the enforceability of any provisions of
300       the Documents granting any reimbursement or indemnification to a
301       person or entity for costs, expenses, other liabilities arising out of
302       said person's or entity's own negligence.
303
304  (xiv) In connection with the opinion set forth in Paragraph l(c) above, we
305       call your attention to the following:
306
307       (i)  The perfected security interest of the Lenders in the Collateral
308            requires the filing of continuation statements duly executed by
309            the Lender within the period of six months prior to the
310            expiration of five years from the date of filing of the Financing
311            Statements;

                                       -8-
312
313       (ii) Under certain circumstances described in North Carolina General
314            Statutes (S) 25-9-306, the rights of a secured party to enforce a
315            perfected security interest in proceeds of collateral may be
316            limited;
317
318       (iii) Under certain circumstances described in North Carolina General
319            Statutes (S)(S) 25-9-307 and 25-9-308, purchasers of collateral
320            may take the same free and clear of a perfected security
321            interest; and
322
323       (iv) Pursuant to North Carolina General Statutes (S) 25-9-402(7),
324            perfection of the security interest of the Lenders in the
325            Collateral would be terminated as to any property acquired by the
326            Company more than four months after the date the Company changes
327            its name or identity so as to make the filed Financing Statements
328            seriously misleading unless new appropriate financing statements
329            indicating the new name or identity of the Company are properly
330            filed before the expiration of such four-month period.
331
332  (xv) We express no opinion under the laws of the State as to the
333       enforceability of any provisions contained in the Documents stating
334       that the laws of a state other than North Carolina shall govern with
335       respect to the enforcement of any security interest as to Collateral
336       located in the State.
337
338  (xvi) Certain provisions of the Documents purport to govern rights as
339       between the Company and Lenders with respect to condemnation proceeds.
340       All such provisions relating to condemnation proceeds are subject to
341       the provisions of N.C. Gen. Stat. (S) 40A-1, et. seq. (1984 and Supp.
342       1985) relating to condemnations and the rights of courts to allocate
343       said proceeds to the parties entitled thereto, without any imposition
344       of any prepayment penalty, notwithstanding any agreement to the
345       contrary.
346
347  (xvii) With regard to provisions in the Deed of Trust concerning proceeds
348       arising from disposition of personal property and from foreclosure,
349       N.C. Gen. Stat. (S)(S) 25-29-504 and 45-21.31, respectively, specify
350       the order in which proceeds are to be applied. Accordingly, any
351       provisions in the Documents relating to the application of said
352       proceeds are subject to the provisions and limitations contained in
353       said statutes.
354
355  (xviii) We do not express any opinion as to the enforceability of any
356       provisions of the Documents concerning choice of forum or consent to
357       the jurisdiction of courts, venue of actions, or means of service of
358       process.
359

360       This opinion is based solely on the laws of the State of North
361 Carolina and, where specifically referenced, the federal laws of the United 362 States of America, and has been made solely for the benefit of the Lenders, 363 their counsel, subsequent holders of the Note, and regulatory agencies
364 having jurisdiction over them and solely with respect to this transaction. 365 We express no opinion as to the effect of the laws of any other
366 jurisdiction upon the validity or enforceability of any of the Documents or 367 any of the transactions contemplated therein. We have no obligation to
368 update or supplement our opinions on account of events occurring after the 369 date of this letter or on account of any facts of which we may become aware 370 of after the date of this letter.
371
372                                          Sincerely yours,


373                                          /s/ Stephen D. Lowry
374                                          -----------------------------------
375                                          Stephen D. Lowry

376  SDL/rmk

378                                Schedule A

379  Financing Statements relating to the Deed of Trust.

380       UCC Financing Statement to be filed in Randolph County, North Carolina
381       and the North Carolina Secretary of State's office.

                                   Law Offices
                    Thomas Nooney Braun Solay & Bernard, LLP
                          1301 Omaha Street, Suite 224
                                  P.O. Box 8108
                       Rapid City, South Dakota 57709-8108

TIMOTHY L. THOMAS*                                   TELEPHONE (605) 348-7516
JOHN K. NOONEY*           October 21, 2003           FAX (605) 348-5852
LONNIE R. BRAUN++                                www.lawyers.com/thomasnooneylaw
KURT E. SOLAY
GREGORY J. BERNARD
   *ALSO LICENSED IN WYOMING
   ++ALSO LICENSED IN NEBRASKA

To:

UBS AG, Stamford Branch, as Collateral Agent and
The Lenders Party to the Credit
   Agreement Referred to Below

     Re: Norcraft Companies, L.P. - $70,000,000 Credit Agreement dated as of
         October 21, 2003

Ladies and Gentlemen:

          We have acted as special counsel in the State of South Dakota (the "State") to Norcraft Companies, Limited Partnership, a Delaware limited partnership (the "Company" or "Client"), in connection with the execution and delivery today of and the consummation of the transactions contemplated by (the "Transaction") (i) that certain credit agreement dated as of October 21, 2003 (as at any time amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement;" capitalized terms used herein and not defined have the meanings assigned to such terms in the Credit Agreement), by and among the Company, Norcraft Holdings, Limited Partnership, Norcraft Financing Corp., and Norcraft Canada Corporation, as guarantors ("Guarantors"), the Lenders, UBS AG, Stamford Branch, as administrative agent for the Lenders, among others, and (ii) the Documents described below, including, without limitation, the Financing Statements (as defined below) relating to the Collateral naming the Company as debtor thereunder and UBS AG, Stamford Branch, as collateral agent and secured party thereunder (the "Collateral Agent").

          In rendering the opinions hereinafter set forth, we have reviewed final forms of the following documents (collectively, the "Documents"):

(i)  the Credit Agreement;

(ii) a mortgage, assignment of leases and rents, security agreement and fixture filing, dated as of the date hereof (as at any time amended, the "Mortgage"), made by the Company in favor of the Collateral Agent;

(iii) UCC-1 financing statements identified in Schedule A attached hereto (collectively, the "Financing Statements") relating to the Mortgage; and

(iv) the other filings identified in Schedule A attached hereto (collectively, the "Other Filings") relating to the Mortgage.

UBS AG, Stamford Branch, as Collateral Agent
   and The Lenders Party to the Credit Agreement
Page 2
October 21, 2003

          We are rendering this opinion to you pursuant to Section 4.01(f)of the Credit Agreement. We have reviewed the Documents and such other instruments, documents and agreements as we have deemed necessary or appropriate to enable us to render the opinions hereinafter set forth. In doing so, we have relied upon, among other things, the respective representations and warranties made in the Documents by each party thereto.

          In rendering the opinions hereinafter set forth, we have made the assumptions set forth in paragraph 7 below.

          In addition, the opinions contained in Paragraph 1(a)(i) is qualified to the extent that enforceability of the Mortgage may be limited by (i) bankruptcy, insolvency, moratorium, reorganization or other laws relating to creditors' rights generally; (ii) general principles of equity, whether considered in an action at law or in equity; and (iii) other common qualifications set forth in Paragraph 8 below.

          Subject to the foregoing assumptions and qualifications, we are of the opinion that:

1. Mortgage. (a) The Mortgage (i) is enforceable against the mortgagor named therein in accordance with its terms, (ii) is in proper form under applicable laws of the State to be accepted for recording by the Register of Deeds identified in Schedule A attached hereto and (iii) creates and constitutes (A) a valid mortgage lien on that portion of the Mortgaged Property that constitutes real property ("Real Property") and (B) a valid security interest in such of the Mortgaged Property (as defined in the Mortgage) that constitutes fixtures (the "UCC Property") as is subject to the provisions of Article 9 of the Uniform Commercial Code as in effect in the State of South Dakota (the "UCC").

(b) The recording of the Mortgage with Register of Deeds identified in Schedule A attached hereto is the only filing or recording necessary to give constructive notice of the lien created by the Mortgage to subsequent purchasers and mortgagees of the Real Property. No other recordings, filings, re-recordings or refilings other than those identified in Schedule A are necessary in order to maintain the validity or priority of the lien created by the Mortgage.

(c) Assuming (i) that the Financing Statements relating to the Mortgage have been properly filed with the offices identified in Schedule A attached hereto, and (ii) that the property described in the Financing Statements are held to be fixtures under applicable law, then, the security interest, lien or pledge created by the Mortgage in that portion of the Mortgaged Property which is described as fixtures and is subject to the provisions of Article 9 of the UCC is duly perfected. Such Financing Statements adequately identify such Mortgaged Property described therein to provide sufficient notice to third parties of the security interest referenced therein.

(d) The priority of the mortgage lien on the Real Property created by the Mortgage with respect to any extension of credit or other amount (each, a "Future Advance") secured thereby made or deemed to have been made after the date of recording of the Mortgage will be the same as the priority of the Mortgage applicable on such date of recording (but only to the extent of any dollar amount limit of Future Advances set forth in the Mortgage) and such priority will not be affected by the rights in and to the Real Property of any third party whose interest in the Real Property attached thereto after the date of such recording but prior to the date of such Future Advance.

UBS AG, Stamford Branch, as Collateral Agent
   and The Lenders Party to the Credit Agreement
Page 3
October 21, 2003

2. Taxes, etc. No taxes or other charges, including, without limitation, intangible or documentary stamp taxes, recording taxes, transfer taxes or similar charges, are payable to the State or to any jurisdiction therein on account of the execution and delivery of the Documents or the creation of the indebtedness evidenced or secured by any of the Documents or the recording or filing of the Financing Statements or Other Filings, except for nominal filing or recording fees.

3. Concerning Collateral Agent. (a) The execution, delivery, recordation and performance by the Collateral Agent, the Lenders or the Company of the Documents to which each is a party (i) will not violate any existing law, governmental rule or regulation of the State and (ii) do not require any license, permit, authorization, consent or other approval of, any exemption by, or any registration, recording or filing with, any court, administrative agency or other governmental authority of the State, except for the recordings and the filings set forth in Schedule A attached hereto. Our opinion in this subparagraph relates only to statutory laws and regulations that we, in the exercise of customary professional diligence, would reasonably recognize as being directly applicable to the Company, the Collateral Agent, and the Lenders.

(b) While the matter is not free from doubt, due to the fact that case decisions with respect to these matters are often determined on an ad hoc basis, based on current South Dakota law, including, without limitation, Stahn v. Fairmont National Bank, 367 N.W.2d 784 (S.D. 1985), neither the Collateral Agent nor any of the Lenders is required (i) to be qualified to transact business, file any designation for service of process, file any reports or pay any taxes in the State or (ii) to comply with any statutory or regulatory requirement applicable only to financial institutions chartered or qualified to do business in the State, in each case, solely by reason of the execution and delivery of any of the Documents or by reason of the participation in any of the transactions under or contemplated by the Documents including, without limitation, the making and receipt of payments pursuant thereto and the exercise of any remedy thereunder. If it were determined that any such qualification and filing described in (i) above were required, the validity of the Documents would not be affected thereby, but if the Collateral Agent or the Lenders were not qualified, the Collateral Agent, or the Lenders in the event they institute remedies without the Collateral Agent, as the case may be, would be precluded from enforcing their respective rights in the courts of the State until such time as they are qualified to transact business in the State. However, the lack of qualification would not result in any waiver of rights or remedies pending such qualification.

4. Usury. Assuming that the Documents are governed by the laws of the State for the purpose of rendering the opinion set forth in this paragraph, none of the provisions of the Documents (including, without limitation, the Secured Obligations as defined in each Security Document) will violate any law, statute or regulation of the State relating to usury.

5. Remedies, (a) Assuming the Credit Agreement grants to the Collateral Agent such rights, the Collateral Agent is permitted under the laws of the State without naming all of the Lenders in any applicable legal proceeding to exercise remedies under the Security Documents for the realization of any of the Collateral in its own name, as Collateral Agent.

(b) Under SDCL 57A-9-604 of South Dakota's UCC. if a security agreement covers both personal and real property, a secured party may proceed under the UCC as to the personal property without

UBS AG, Stamford Branch, as Collateral Agent
   and The Lenders Party to the Credit Agreement
Page 4
October 21, 2003

prejudicing any rights with respect to the real property or as to both the personal property and the real property in accordance with the rights with respect to the real property, in which case the other provisions of the UCC do not apply. Furthermore, subject to the right of a prior secured party in fixtures to remove the collateral from real property, if a security agreement covers goods that are or become fixtures, a secured party may proceed under the UCC or in accordance with the rights with respect to real property, in which case the other provisions of the UCC do not apply.

(c) The Mortgage contains the terms and provisions necessary to enable Collateral Agent, following a default thereunder, to exercise the remedies which are customarily available to a mortgage lienholder in the State of South Dakota.

6. Choice of Law. Based on current case law, a state or Federal court in the State applying the State's choice of law principles will give effect to the provisions in the Documents which select the laws of the State of New York as the governing law thereof and will apply such laws, rather than the laws of the State, to the enforceability, construction and application thereof, subject only to limitation and invalidation by overriding public policy of the State; provided, however, that while the matter is not entirely free from doubt due to the absence of South Dakota case law, we believe that a South Dakota court would apply (S)(S) 228 and 229 of the Restatement (Second) of Conflict of Laws and apply the law of the State to determine whether the Mortgage creates an interest in land and the nature of the interest created, as well as the method for foreclosure of the Mortgage and the interests in the land resulting from the foreclosure.

7. Assumptions. In rendering the foregoing opinions, we have relied, without investigation, upon the assumptions set forth below unless in a given case the particular assumption states, directly or in practical effect, a legal conclusion expressed in the opinion:

(a) Natural persons who are involved on behalf of the Client, have sufficient legal capacity to enter into and perform the Transaction or to carry out their role in it.

(b) The Client holds the requisite title and rights to any property involved in the Transaction.

(c) Each party to the Transaction (other than the Client) has satisfied those legal requirements that are applicable to it to the extent necessary to make the Transaction Documents enforceable against it.

(d) Each party to the Transaction (other than the Client) has complied with all legal requirements pertaining to its status as such status relates to its rights to enforce the Transaction Documents against the Client.

(e) Each document submitted to us for review is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine.

(f) There has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence.

UBS AG, Stamford Branch, as Collateral Agent
   and The Lenders Party to the Credit Agreement
Page 5
October 21, 2003

(g) The conduct of the parties to the Transaction has complied with any requirement of good faith, fair dealing and conscionability.

(h) There are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement or qualify the terms of the Documents.

(i) The Client will obtain all permits and governmental approvals required in the future, and take all actions similarly required, relevant to subsequent consummation of the Transaction or performance of the Documents.

(j) All parties to the Transaction will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Transaction Documents.

(k) The Documents to be recorded or filed have been or will be duly recorded and/or filed in all places necessary (if and to the extent necessary) to create the lien as provided therein.

(l) The description of the Mortgaged Property is accurate.

8. Common Qualifications. In addition to the qualifications for bankruptcy and insolvency and general principles of equity, the opinion in Paragraph l(a)(i) above is subject to the effect of generally applicable rules of law that:

(a) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence, and reasonableness;

(b) provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected;

(c) limit the availability of a remedy under certain circumstances where another remedy has been elected;

(d) limit the right of a creditor to use force or cause a breach of the peace in enforcing rights;

(e) relate to the sale or disposition of collateral or the requirements of a commercially reasonable sale, including, without limitation, statutory cure provisions and rights of reinstatement and limitations on deficiency judgments;

(f) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct;

(g) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange;

UBS AG, Stamford Branch, as Collateral Agent
   and The Lenders Party to the Credit Agreement
Page 6
October 21, 2003

(h) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs;

(i) may, in the absence of a waiver or consent, discharge a guarantor to the extent that (i) action by a creditor impairs the value of collateral securing guaranteed debt to the detriment of the guarantor, or (ii) guaranteed debt is materially modified;

(j) may permit a party who has materially failed to render or offer performance required by the contract to cure that failure unless (i) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (ii) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract;

(k) limit or affect the enforceability of a waiver of a right of redemption;

(l) impose limitations on attorneys' or trustees' fees;

(m) limit or affect the enforceability of any provision that purports to prevent any party from becoming a mortgagee in possession, notwithstanding any enforcement actions taken under the Documents; and

(n) limit or affect the enforceability of provisions for late charges, prepayment charges or yield maintenance charges, acceleration of future amounts due (other than principal) without appropriate discount to present value, liquidated damages and "penalties."

          We are admitted to practice in the State. The opinions expressed herein are as of the date hereof only, and we assume no obligation to update or supplement such opinions to reflect any facts or circumstances that may hereafter come to our attention or any changes in law that may hereafter occur or become effective. We express no opinion as to matters under or involving the laws of any jurisdiction other than the laws of the State. Furthermore, unless explicitly addressed in this opinion letter, the foregoing opinions do not address any of the following legal issues, and we specifically express no opinion with respect thereto:

          (a) Federal securities laws and regulations administered by the Securities and Exchange Commission (other than the Public Utility Holding Company Act of 1935), state "Blue Sky" laws and regulations, and laws and regulations relating to commodity (and other) futures and indices and other similar instruments;

          (b) Federal Reserve Board margin regulations;

          (c) Pension and employee benefit laws and regulations (e.g., ERISA);

          (d) Federal and state antitrust and unfair competition laws and regulations;

          (e) Federal and state laws and regulations concerning filing and notice requirements (e.g., Hart-Scott-Rodino and Exon-Florio);

UBS AG, Stamford Branch, as Collateral Agent
   and The Lenders Party to the Credit Agreement
Page 7
October 21, 2003

          (f) Compliance with fiduciary duty requirements;

          (g) Title to the Mortgaged Property or the accuracy of its description;

          (h) The priority of any lien or security interest created by filing or recording the Mortgage;

          (i) Fraudulent transfer and fraudulent conveyance laws;

          (j) Federal and state environmental laws and regulations;

          (k) Federal and state land use and subdivision laws and regulations;

          (l) Federal and state tax laws and regulations;

          (m) Federal patent, copyright and trademark, state trademark, and other Federal and state intellectual property laws and regulations;

          (n) Federal and state racketeering laws and regulations (e.g., RICO);

          (o) Federal and state health and safety laws and regulations (e.g., OSHA);

          (p) Federal and state labor laws and regulations;

          (q) Federal and state laws, regulations and policies concerning (i) national and local emergency, (ii) possible judicial deference to acts of sovereign states, and (iii) criminal and civil forfeiture laws;

          (r) Other Federal and state statutes of general application to the extent they provide for criminal prosecution {e.g., mail fraud and wire fraud statutes);

          (s) Provisions relating to the waiver of rights or defenses, including, without limitation, statutes of limitation;

          (t) Provisions providing for the consent to jurisdiction of any court, the waiver of objection of venue of any court, the waiver of or consent to service of process in any manner other than provided by law, or the waiver of jury trial;

          (u) Provisions which purport to waive any rights to notice or which purport to establish evidentiary standards;

          (v) Enforceability of provisions purporting to define commercial reasonableness;

          (w) Provisions appointing a receiver to the extent that the appointment of a receiver is governed by applicable statutory requirements and to the extent that such provisions are not in compliance with such statutory requirements; and

UBS AG, Stamford Branch, as Collateral Agent
   and The Lenders Party to the Credit Agreement
Page 8
October 21, 2003

          (x) The ability of the Mortgagee to obtain a deficiency judgment as a result of a foreclosure without establishing the fair and reasonable value of the mortgaged premises in accordance with SDCL 21-47-16.

          The opinions set forth herein are rendered for the sole benefit of and may be relied upon only by you, by any successors and assigns of the Collateral Agent, and by any participant, assignee or successor to interests of the Lenders under the Documents in connection with and limited to the Transaction contemplated by the Documents, and may not be quoted, circulated, or published, in whole or in part, or furnished to or relied upon by any other person without our prior written consent. Nothing herein shall be construed as or deemed to be a guaranty or insuring agreement.

                                        Very truly yours,


                                        /s/ Illegible
                                        ----------------------------------------

                                   Schedule A

Financing Statements relating to the Mortgage.

     UCC-1 to be filed as a fixture filing with the Minnehaha County Register of Deeds

Place of Recording Mortgage.

     Minnehaha County Register of Deeds

       McGuireWoods LLP
       One James Center
   901 East Cary Street
Richmond, VA 23219-4030
    Phone: 804.775.1000
      Fax: 804.775.1061
   www.mcguirewoods.com

                          McGuireWoods

                                October 21, 2003

UBS AG, Stamford Branch, as Collateral Agent and
The Lenders Party to the Credit Agreement
   Referred to Below

                            Norcraft Companies, L.P.

Ladies and Gentlemen:

     We have acted as special Virginia counsel to Norcraft Companies, L.P., a Delaware limited partnership (the "Grantor"), in connection with certain aspects of the transactions contemplated by (i) that certain credit agreement dated as of October 21, 2003 (as at any time amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among the Grantor, Norcraft Holdings, L.P., a Delaware limited partnership, the other Guarantors (as defined in the Credit Agreement) party thereto, the Lenders, UBS AG, Stamford Branch, as administrative agent for the Lenders, and among others, and (ii) the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of October 21, 2003 (the "Deed of Trust") from Grantor to Alexander Title Agency, Inc., a Virginia corporation, having an address of 5875 Trinity Parkway, Suite 210, Centreville, VA 20120, as Trustee, for the benefit of USB AG, Stamford Branch, as collateral agent ("Beneficiary"). This opinion is being delivered pursuant to Section 4.01 (f) of the Credit Agreement. Unless otherwise defined herein, terms used herein have the meanings provided for in the Deed of Trust. As used herein, "Virginia UCC" means the Uniform Commercial Code as in effect on the date hereof in the Commonwealth of Virginia, and "Article 9" means Title 8.9A (Secured Transactions) of the Code of Virginia of 1950, as amended.

                       Assumptions Underlying Our Opinions

          For all purposes of the opinions expressed herein, we have assumed, without independent investigation, the following:

          (a) Factual Matters. To the extent that we have reviewed and relied upon representations of the Grantor set forth in the Deed of Trust, all of such representations are accurate;

          (b) Contrary Knowledge of Addressee. No addressee of this opinion letter has any actual knowledge that any of our factual assumptions is inaccurate;

Page 2
October 21, 2003

          (c) Signatures. The signatures of individuals signing the Deed of Trust are genuine and authorized;

          (d) Authentic and Conforming Document. The Deed of Trust submitted to us as a copy conforms to the authentic original document;

          (e) Capacity of Certain Parties. All parties to the Deed of Trust have the capacity and full power and authority to execute, deliver and perform the Deed of Trust and the documents required or permitted to be delivered and performed thereunder;

          (f) Documents Binding on Certain Parties. The Deed of Trust, the Credit Agreement (as defined in the Deed of Trust), the Notes and the other Loan Documents and the documents required or permitted to be delivered thereunder have been duly authorized by all necessary partnership, corporate or other action on the part of the parties thereto, have been duly executed and delivered by such parties and (except as to the Grantor with respect to the Deed of Trust, to the extent the same is governed by Virginia law) are legal, valid and binding obligations enforceable against such parties in accordance with their terms;

          (g) Consents for Certain Parties. All necessary consents, authorizations, approvals, permits or certificates (governmental and otherwise) which are required as a condition to the execution and delivery of the Deed of Trust by the parties thereto and to the consummation by such parties of the transactions contemplated thereby (other than any such consents, authorizations, approvals, permits or certificates required under Virginia law as to the Grantor) have been obtained;

          (h) Accurate Description of Parties' Understanding. The Deed of Trust accurately describes and contains the mutual understanding of the parties, and there are no oral or written statements or agreements that modify, amend or vary, or purport to modify, amend or vary, any of the terms thereof;

          (i) Existence. The Grantor is a duly converted (from a limited liability company) and validly existing limited partnership in good standing under the laws of the State of Delaware;

          (j) Land. The Land is located entirely in the City of Lynchburg, Virginia; a correct and complete description of the Land will be attached to the Deed of Trust; the exact legal name of Grantor (as indicated on the public record which shows the limited partnership to have been converted from a limited liability company) is set forth in the Deed of Trust; the Grantor is and will be at the time of recordation of the Deed of Trust the owner of record of good and marketable title to the Land; and all Fixtures (as hereinafter defined) are located on the Land; and

          (k) Value. Value has been given for the liens and security interests to be created under the Deed of Trust, and the Grantor has rights in the Trust Property or the power to transfer rights in, the Trust Property sufficient to grant a lien or security interest therein.

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October 21, 2003

                                  Our Opinions

          Based on and subject to the foregoing and the exclusions, qualifications, limitations and assumptions set forth in this opinion letter, we are of the opinion that:

          1. Validity and Enforceability; Priority. To the extent governed by Virginia law, the Deed of Trust is the valid, binding and enforceable obligation of the Grantor. The Deed of Trust contains the provisions required by Va. Code Ann. Section 55-58.2 in order for it to retain its priority as to future advances (as is accorded by that statute).

          2. Liens. (a) Assuming that all blanks in the Deed of Trust have been completed and all Exhibits and Schedules attached and that the Deed of Trust is executed and acknowledged with the notarial seal affixed, the Deed of Trust is in appropriate form under applicable laws of the Commonwealth of Virginia (i) to be accepted for recordation, and (ii) to create and constitute, and once recorded in the Clerk's Office of the Circuit Court of the City of Lynchburg, Va, a valid deed of trust lien in favor of the Trustee for the benefit of the Beneficiary in the Grantor's right, title and interest in the Land and in other portions of the Premises constituting real property in the Commonwealth of Virginia. Subject to the applicable statute of limitations in Virginia Code Annotated Sections 8.01-241 and -247, the Deed of Trust need not be re-recorded.

          (b) Assuming that all blanks in the Deed of Trust have been completed and all Exhibits and Schedules attached and that the Deed of Trust is executed, to the extent governed by Virginia law, the Deed of Trust is in proper form to create a security interest (the "Article 9 Security Interest") under Article 9 of the Virginia UCC in favor of the Beneficiary in the Grantor's right, title and interest in and to that portion of the Trust Property in which a security interest may be created under Article 9 of the Virginia UCC (the "Article 9 Collateral").

          (c) Assuming the creation of a valid and enforceable security interest in the Article 9 Collateral, the Deed of Trust is in proper form to be effective as a fixture filing with respect to that portion of the Article 9 Collateral that constitutes goods that are "fixtures" as defined in Section 9-102 the Virginia UCC {"Fixtures"). Upon recordation of the Deed of Trust in the Clerk's Office of the Circuit Court of the City of Lynchburg, Virginia, to the extent that a security interest in the Fixtures may be perfected by filing under
Article 9 of the Virginia UCC, such recordation will result in the perfection of the Article 9 Security Interest in the Fixtures and no further filings are required to continue such perfection in the Fixtures.

          (d) Assuming that the Grantor has been duly converted to a limited partnership under the laws of the State of Delaware, (i) under Section 9-307 of the Virginia UCC, the Grantor is located in the State of Delaware and (ii) under
Section 9-301 of the Virginia UCC, the local law of Delaware governs the perfection of the Article 9 Security Interest in that portion of the Article 9 Collateral in which a security interest may be perfected by filing, other than goods in which a security interest is perfected under the Virginia UCC by a fixture filing.

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October 21, 2003

          3. Noncontravention. Neither the execution, delivery and performance by the Grantor of the Deed of Trust, nor the compliance by the Grantor with the terms and provisions thereof, violates any present law, statute or regulation applicable to the Grantor.

          4. Governmental Approvals. No consent, approval or authorization of, or filing with, any governmental authority that is applicable to the Grantor is required for (a) the due execution, delivery and performance by the Grantor of the Deed of Trust or (b) the validity, binding effect or enforceability of the Deed of Trust, except (i) in each case as have previously been made or obtained,
(ii) filings and recordings which are necessary to perfect the liens and security interests granted under the Deed of Trust, (iii) filings (including the filing of Uniform Commercial Code Form UCC-3 termination statements, discharges and releases of mortgages or deeds of trust and termination agreements in the appropriate filing offices) which are necessary in order to release liens on the Trust Property, and (iv) consents, approvals, authorizations or filings as may be required to be obtained or made by Beneficiary or any Lender as a result of its involvement in the transactions contemplated by the Credit Agreement.

          5. Qualification of Beneficiary and Lenders in Virginia. Under Section 13.1-757.A of the Code of Virginia (1950), as amended (the "Virginia Code"), a foreign corporation may not transact business in the Commonwealth of Virginia until it obtains a certificate of authority from the State Corporation Commission of Virginia. Section 13.1-757.B of the Virginia Code provides in relevant part:

          The following activities, among others, do not constitute transacting business within the meaning of Subsection A of this Section...

               7. Creating or acquiring indebtedness, deeds of trust and security interest in real or personal property;

               8. Securing or collecting debts or enforcing deeds of trust and security interest in property securing the debts;

               9. Owning, without more, real or personal property.

Under this statute, the "creating" of indebtedness is specifically deemed not to be the transaction of business in Virginia for purposes of qualification. To our knowledge, no Virginia court has discussed what is involved in the permissible "creating" of indebtedness; however, the statute would appear to permit direct lending activities such as the extensions of credit contemplated by the Credit Agreement. Accordingly, while we cannot predict with certainty the outcome of any litigation concerning the application of the Virginia foreign corporation qualification requirements to the Beneficiary or the Lenders, based on the foregoing analysis, we believe that a Virginia court, if properly presented with this issue, would hold that in making the extensions of credit contemplated by the Credit Agreement (without more), none of the Beneficiary or the Lenders would be transacting business in Virginia so as to require qualification. However, operation of the Trust Property following foreclosure or deed in lieu thereof or as a "lender in possession" or pursuant to a similar remedy potentially subjects the Beneficiary and the Lenders to the requirements of qualifying in Virginia and the corresponding payment of registration fees.

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October 21, 2003

          A foreign corporation transacting business in Virginia without a certificate of authority may not maintain a proceeding in any court in Virginia until it obtains a certificate of authority. Moreover, the successor to a foreign corporation that transacted business in Virginia without a certificate of authority and the assignee of a cause of action arising out of that business may not maintain a proceeding based on that cause of action in any court in Virginia until the foreign corporation or its successor obtains a certificate of authority. A court may stay a proceeding commenced by a foreign corporation, its successor or assignee, until it determines whether the foreign corporation or its successor requires a certificate of authority. If it so determines, the court will further stay the proceeding until the foreign corporation or its successor obtains the certificate. Notwithstanding the foregoing, the failure of a foreign corporation to obtain a certificate of authority does not impair the validity of its corporate acts or prevent it from defending any proceeding in Virginia.

          6. Recording Taxes. No state or local tax or other fee (other than customary and nominal per page and per document filing and recording fees imposed by law) is required to be paid in Virginia upon the recordation of the Deed of Trust other than the recording taxes imposed by Sections 58.1-803 and 58.1-814 of the Virginia Code. Such taxes are required to be collected at the time of recordation of the Deed of Trust. In Luca v. H. B. Croffin & Co., 76 VA 269 (1882), the court held that if the clerk admitted a deed to record without payment of the tax, the admission to record was nontheless valid.

          7. Deficiency. The foreclosure of the Deed of Trust will not, as the consequence of any Virginia anti-deficiency or other similar statute (but without consideration of equitable principles and excepting herefrom Section 9-608 of the Virginia UCC, to the extent any deficiency remains unpaid after application of the proceeds of such foreclosure) restrict or impair the liability of the Grantor with respect to the Secured Obligations secured by the Deed of Trust or the rights and remedies of the Beneficiary to foreclose or enforce any security interests or liens securing such Secured Obligations under any other mortgages or deeds of trust securing the Secured Obligations. Subject to the equitable principle of marshalling, the laws of the Commonwealth of Virginia do not require a secured party to pursue its remedies either against real property or personal property where such secured party has a lien on both real and personal property of a debtor.

          8. Choice of Law. A Virginia court or a federal court sitting in Virginia in a diversity action should, under conflicts of law principles observed by the courts of Virginia, if properly presented with the issue, give effect to those provisions of the Credit Agreement and Notes providing that such documents are to be governed by and construed in accordance with the laws of the State of New York insofar as such provisions relate to the substantive laws of the State of New York and to the validity, nature, interpretation and effect of the documents, except to the extent that (i) federal law applies, (ii) procedural (as opposed to substantive) laws are involved, (iii) the applicable laws of the State of New York violate a public policy of Virginia, (iv) the validity or perfection of any security interests created thereunder or remedies thereunder are governed by the laws of a jurisdiction other than the State of New York (whether pursuant to Section 9-301 of the New York Uniform Commercial Code or otherwise), (v) any such document by its terms provides that the laws of another state apply, or (vi) the State of New

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October 21, 2003

York has no substantial relationship to the parties or the transaction contemplated by the Credit Agreement and Notes, and there is no other reasonable basis for such parties choice. In connection with the foregoing opinion, we assume that the Credit Agreement and Notes were negotiated in the State of New York and that the Beneficiary has multiple offices in such state.

          9. Usury. If, notwithstanding the choice of New York law set forth therein, the Notes were governed by the laws of Virginia, Grantor could not under any circumstances avail itself of the defense of usury to avoid or defeat the payment of interest or any other sum due under the Notes.

          10. Remedies. The Beneficiary has the power without naming all of the Lenders to exercise the right of non-judicial foreclosure under the Deed of Trust.

                        Matters Excluded From Our Opinion

          (a) Indemnification. Any agreement of the Grantor relating to indemnification, contribution or exculpation from costs, expenses or other liabilities that is contrary to public policy or applicable law;

          (b) Jurisdiction; Venue, etc. Any agreement of the Grantor to submit to the jurisdiction of any specific federal or state courts, to waive any objection to the laying of venue, to waive the defense of forum non conveniens in any action or proceeding referred to therein, to waive trial by jury, to waive any statute of limitations, to effect service of process in any particular manner or to establish evidentiary standards and any agreement of the Grantor regarding the choice of law governing a document (except as otherwise expressly provided in this opinion letter);

          (c) Trust Relationship. The creation of any trust relationship by the Grantor on behalf of Beneficiary or any Lender;

          (d) Certain Laws. Federal securities laws or regulations, state securities and Blue Sky laws or regulations, federal and state banking laws and regulations, pension and employee benefit laws and regulations, federal and state environmental laws and regulations, federal and state tax laws and regulations, federal and state health and occupational safety laws and regulations, building code, zoning, subdivision and other laws and regulations governing the development, use and occupancy of real property, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other federal and state antitrust and unfair competition laws and regulations, the Assignment of Claims Act of 1940, and the effect of any of the foregoing on any of the opinions expressed;

          (e) Local Ordinances. The ordinances, statutes, administrative decisions, orders, rules and regulations of any municipality, city, county, special district or other political subdivision of the Commonwealth of Virginia;

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October 21, 2003

          (f) Certain Agreements of Grantor. Any agreement of the Grantor providing for:

                    (i) specific performance of the Grantor's obligations;

                    (ii) establishment of a contractual rate of interest payable after judgment;

                    (iii) rights of set off and rights of subrogation;

                    (iv) the granting of any power of attorney;

                    (v) survival of liabilities and obligations under the Deed of Trust after release of the Deed of Trust; or

                    (vi) obligations to make an agreement in the future;

          (g) Remedies. Any provision in the Deed of Trust to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

          (h) UCC Choice of Law. Any provision in the Deed of Trust with respect to governing law to the extent that such provision purports to affect the choice of law governing perfection and non-perfection of the security interests;

          (i) Sale of Collateral. Any provision in the Deed of Trust relating to the sale or other disposition of collateral except in compliance with the Virginia UCC (including any purchase thereof by the Beneficiary);

          (j) Custody of Collateral. Any provision in the Deed of Trust providing for the care of collateral in the possession of the Beneficiary to the extent inconsistent with Section 9-207 of the Virginia UCC;

          (k) Waivers. Any purported waiver, release, variation, disclaimer, consent or other agreement to similar effect (collectively, a "Waiver") by any the Grantor to the extent limited by Sections 1-102(3) or 9-602 of the Virginia UCC or other provisions of applicable law (including judicial decisions), except to the extent that such Waiver is effective under and is not prohibited by or void or invalid under Section 9-602 of the Virginia UCC or other provisions of applicable law (including judicial decisions); and

          (l) Title and Priority. Except as noted in paragraph 1 of our opinion, any person's ownership rights in or title to, or the priority of any lien or security interest on or with respect to, any property or asset encumbered by the Deed of Trust.

Page 8
October 21, 2003

          (m) Security Interest in Certain Types of Collateral. The creation, validity, perfection or enforceability of any security interest purported to be granted in or in respect of the following: (a) equipment used in farming operations, farm products, crops, timber to be cut, as-extracted collateral, "know how", copyrights, patents, trademarks, service marks, licenses, trade secrets, trade names and other intellectual property or rights therein; (b) policies of insurance, receivables due from any government or agency thereof, inventory which is subject to any negotiable documents of title (such as negotiable bills of lading or warehouse receipts), consumer goods, beneficial interests in a trust, letters of credit or accounts resulting from the sale of any of the foregoing; or (c) any other property or assets, the creation, perfection or priority of a security interest in which is excluded from the coverage of Article 9 of the Virginia UCC or subject to (i) a statute or treaty of the United States which provides for a national or international registration or a national or international certificate of title for the perfection or recordation of a security interest therein or which specifies a place of filing different from that specified in the Virginia UCC for filing to perfect or record such security interest, (ii) a certificate of title statute or (iii) the laws of any jurisdiction other than the Commonwealth of Virginia; and

          (n) Enforceability of Lien on Certain Types of Collateral. The enforceability of any lien on or security interest in any Article 9 Collateral:

                    (i) consisting of goods of a consignor who has delivered such goods to the Grantor under a true consignment (as distinguished from a consignment intended as security);

                    (ii) as against a "buyer in the ordinary course of business" (within the meaning of Article 9 of the Virginia UCC) of the Article 9 Collateral; and

                    (iii) consisting of inventory of the Grantor in the event of any failure by the Grantor to have fully complied with the Fair Labor Standards Act of 1932, as amended, including Sections 206 and 207 thereof; and

          (o) Security Interests. The creation, validity, perfection or enforceability of any security interest purported to be granted in or in respect of any of the Article 9 Collateral other than as expressly provided in our opinions.

                         Qualifications And Limitations

     The opinions set forth above are subject to the following qualifications and limitations:

          (a) Applicable Law. Our opinions are limited to the laws of the Commonwealth of Virginia, and we do not express any opinion concerning any other law.

          (b) Bankruptcy. Our opinions are subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, laws relating to preferences, fraudulent

Page 9
October 21, 2003

transfers and equitable subordination), reorganization, moratorium and other similar laws affecting creditors' rights generally.

          (c) Equitable Principles. Our opinions are subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing. In applying such principles, a court, among other things, might limit the availability of specific equitable remedies (such as injunctive relief, the remedy of specific performance and appointment of a receiver), might not allow a creditor to accelerate maturity of debt or exercise other remedies upon the occurrence of a default deemed immaterial or for non-credit reasons or might decline to order a debtor to perform covenants in the Virginia Deed of Trust. Further, a court may refuse to enforce a covenant if and to the extent that it deems such covenant to be violative of applicable public policy, including, for example, provisions requiring indemnification of Beneficiary or any Lender against liability for its own wrongful or negligent acts.

          (d) Unenforceability of Certain Provisions. Certain of the provisions contained in the Deed of Trust may be unenforceable or ineffective, in whole or in part. Such provisions include, for example, those which: waive or do not require notice in connection with the exercise of remedies; authorize a standard for decision other than commercial reasonableness; characterize any assignment as "absolute" or authorize the taking of possession of the Premises without judicial process or otherwise authorize self-help or authorize the Beneficiary to act on behalf of, or exercise the rights of, the Grantor. The inclusion of such provisions does not, however, render the Deed of Trust invalid as a whole, and the Deed of Trust contains, in our opinion, adequate remedial provisions for the ultimate practical realization of the principal benefits purported to be afforded by the Deed of Trust, subject to the other qualifications contained in this opinion letter. We note, however, that the unenforceability of such provisions may result in delays in enforcement of the rights and remedies of the Beneficiary under the Deed of Trust, and we express no opinion as to the economic consequences, if any, of such delays.

          (e) Material Changes to Terms. Provisions in the Deed of Trust which provide that any obligations of the Grantor thereunder will not be affected by the action or failure to act on the part of Beneficiary or by amendment or waiver of the provisions contained in another document might not be enforceable under circumstances in which such action, failure to act, amendment or waiver so materially changes the essential terms of the guaranteed obligations that, in effect, a new contract has arisen between the Beneficiary and the Grantor.

          (f) Incorporated Documents. Except as specifically set forth in our opinions, we express no opinion as to the Credit Agreement, Notes or any other document or instrument (other than the Deed of Trust) notwithstanding its being referenced in the Deed of Trust or as to the interplay between the Deed of Trust and such other document or instrument except to the extent that provisions of the Credit Agreement are referred to in the Deed of Trust.

          (g) After-Acquired Real Estate. With respect to after-acquired real estate, we call to your attention that (i) the Deed of Trust is effective to create a lien thereon only to the

Page 10
October 21, 2003

extent the description of the real estate satisfies the "reasonable certainty" test of Section 55-52 of the Virginia Code, and (ii) the Deed of Trust may be outside the chain of title to after-acquired real estate and thus would not constitute notice to third parties.

          (h) Governmental Approvals. With respect to our opinion expressed in paragraph 4, such opinion is limited to our review of only those laws and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Deed of Trust.

          (i) Security Interest in Proceeds. The continuation and perfection of the Beneficiary's security interest in the proceeds of Article 9 Collateral is limited to the extent set forth in Section 9-315 of the Virginia UCC.

          (j) Actions to Continue Effectiveness. Except as specifically set forth in our opinions, we express no opinion as to any actions that may be required to be taken periodically under the Virginia UCC or any other applicable law for the effectiveness of any financing statements, or the validity or perfection of any security interest, to be maintained.

          (k) After-Acquired Property. A security interest in any Article 9 Collateral that constitutes after-acquired collateral does not attach until the Grantor has rights in such after-acquired collateral.

          (l) Property Acquired after Commencement of Bankruptcy Case. In the case of property which becomes part of the Article 9 Collateral after the date hereof, Section 552 of the Bankruptcy Reform Act of 1978, as amended (the "Bankruptcy Code"), limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

          (m) After-acquired Property as Voidable Preference. In the case of property which becomes part of the Article 9 Collateral after the date hereof,
Section 547 of the Bankruptcy Code provides that a transfer is not made until the debtor has rights in the property transferred, so a security interest in after-acquired property which is security for other than a contemporaneous advance may be treated as a voidable preference under the conditions (and subject to the exceptions) provided by Section 547 of the Bankruptcy Code.

          (n) Rights of Third Parties in Certain Article 9 Collateral. The rights of the Beneficiary with respect to Article 9 Collateral consisting of accounts, instruments, licenses, leases, contracts or other agreements will be subject to the claims, rights and defenses of the other parties thereto against the Grantor.

          (o) Licenses or Permits as Article 9 Collateral. In the case of any
Article 9 Collateral consisting of licenses or permits issued by governmental authorities or other Persons, the Grantor may not have sufficient rights therein for the security interest of the Beneficiary to attach and, even if the Grantor has sufficient rights for the security interest of the Beneficiary to

Page 11
October 21, 2003

attach, the exercise of remedies may be limited by the terms of the license or permit or require the consent of the governmental authority issuing such license or permit.

          (p) Fixture Filing. A record of a deed of trust remains effective as a financing statement filed as a fixture filing until the deed of trust is released or satisfied of record or its effectiveness otherwise terminates as to the real property.

          (q) Article 9 Collateral Ceasing to be Fixtures. We express no opinion with respect to the validity, enforceability or perfection of any security interest in any Article 9 Collateral consisting of Fixtures after the Fixtures cease to be fixtures (within the meaning of the Virginia UCC) with respect to the Land or cease to be located thereon.

                                  Miscellaneous

          The foregoing opinions are being furnished to the addressees for the purpose referred to in the first paragraph of this opinion letter, and this opinion letter is not to be furnished to any other person or used or relied upon for any other purpose without our prior written consent. The opinions set forth herein are made as of the date hereof, and we assume no obligation to supplement this opinion letter if any applicable laws change after the date hereof or if we become aware after the date hereof of any facts that might change the opinions expressed herein. Headings in this opinion letter are intended for convenience of reference only and do not affect its interpretation.

                                      Very truly yours,


                                      /s/ Illegable
                                      ------------------------------------------

                                                                       EXHIBIT L

                                    [Form of]
                                INTERCOMPANY NOTE

                                                              New York, New York
                                                                October 21, 2003

     FOR VALUE RECEIVED, each of the undersigned, to the extent a borrower from time to time from any other entity listed on the signature page hereto (each, in such capacity, a "Payor"), hereby promises to pay on demand to the order of such other entity listed below (each, in such capacity, a "Payee"), in lawful money of the United States of America in immediately available funds, at such location in the United States of America as a Payee shall from time to time designate, the unpaid principal amount of all loans and advances made by such Payee to such Payor. Each Payor promises also to pay interest on the unpaid principal amount of all such loans and advances in like money at said location from the date of such loans and advances until paid at such rate per annum as shall be agreed upon from time to time by such Payor and such Payee.

     This note ("Note") is an Intercompany Note referred to in the Credit Agreement dated as of October 21, 2003, among Norcraft Companies, L.P., a Delaware limited partnership ("Borrower"), Norcraft Holdings, L.P., a Delaware limited partnership ("Holdings"), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC, as bookmanager and lead arranger (in such capacity, the "Lead Arranger"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (in such capacity, the "Syndication Agent"), WACHOVIA CAPITAL MARKETS, LLC, as co-arranger (the "Co-Arranger"), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, the "Swingline Lender"), UBS AG, STAMFORD BRANCH, as Issuing Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Secured Parties and the Issuing Bank (in such capacity, the "Collateral Agent") and CIT LENDING SERVICES CORPORATION, as documentation agent (in such capacity, the "Documentation Agent"), and is subject to the terms thereof, and shall be pledged by each Payee pursuant to the Security Agreement. Each Payee hereby acknowledges and agrees that the Administrative Agent may exercise all rights provided in the Credit Agreement and the Security Agreement with respect to this Note.

     Anything in this Note to the contrary notwithstanding, the indebtedness evidenced by this Note owed by any Payor that is Borrower or a Guarantor to any Payee other than Borrower shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Obligations of such Payor under the Credit Agreement, including, without limitation, where applicable, under such Payor's guarantee of the Obligations under the Credit Agreement (such Obligations and other indebtedness and obligations in connection with any renewal, refunding, restructuring or refinancing thereof, including interest thereon accruing after the commencement of any proceedings referred to in clause (i) below, whether or not such interest is an allowed claim in such proceeding, being hereinafter collectively referred to as "Senior Indebtedness"):

          (i) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to any Payor or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of such Payor, whether or not involving insolvency or bankruptcy, then (x) the holders of Senior Indebtedness shall be paid in full in cash in respect of all amounts constituting Senior Indebtedness before any Payee is entitled to receive

     (whether directly or indirectly), or make any demands for, any payment on account of this Note and (y) until the holders of Senior Indebtedness are paid in full in cash in respect of all amounts constituting Senior Indebtedness, any payment or distribution to which such Payee would otherwise be entitled (other than debt securities of such Payor that are subordinated, to at least the same extent as this Note, to the payment of all Senior Indebtedness then outstanding (such securities being hereinafter referred to as "Restructured Debt Securities")) shall be made to the holders of Senior Indebtedness;

          (ii) if any default occurs and is continuing with respect to any Senior Indebtedness (including any Default under the Credit Agreement), then no payment or distribution of any kind or character shall be made by or on behalf of the Payor or any other Person on its behalf with respect to this Note; and

          (iii) if any payment or distribution of any character, whether in cash, securities or other property (other than Restructured Debt Securities), in respect of this Note shall (despite these subordination provisions) be received by any Payee in violation of the foregoing clause
     (i) or (ii) before all Senior Indebtedness shall have been paid in full in cash, such payment or distribution shall be paid over or delivered to, the holders of Senior Indebtedness (or their representatives), ratably according to the respective aggregate amounts remaining unpaid thereon, to the extent necessary to pay all Senior Indebtedness in full in cash.

     To the fullest extent permitted by law, no present or future holder of Senior Indebtedness shall be prejudiced in its right to enforce the subordination of this Note by any act or failure to act on the part of any Payor or by any act or failure to act on the part of such holder or any trustee or agent for such holder. Each Payee and each Payor hereby agree that the subordination of this Note is for the benefit of the Administrative Agent, the Issuing Bank and the Lenders, the Administrative Agent, the Issuing Bank and the Lenders are obligees under this Note to the same extent as if their names were written herein as such and the Administrative Agent may, on behalf of the itself, the Issuing Bank and the Lenders, proceed to enforce the subordination provisions herein.

     The indebtedness evidenced by this Note owed by any Payor that is not Borrower or a Guarantor shall not be subordinated to, and shall rank pari passu in right of payment with, any other obligation of such Payor.

     Nothing contained in the subordination provisions set forth above is intended to or will impair, as between each Payor and each Payee, the obligations of such Payor, which are absolute and unconditional, to pay to such Payee the principal of and interest on this Note as and when due and payable in accordance with its terms, or is intended to or will affect the relative rights of such Payee and other creditors of such Payor other than the holders of Senior Indebtedness.

     Each Payee is hereby authorized to record all loans and advances made by it to any Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

     Each Payor hereby waives presentment, demand, protest or notice of any kind in connection with this Note. All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

                            [Signature Page Follows]

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

                                        NORCRAFT COMPANIES, L.P.
                                           by: NORCRAFT GP, L.L.C., its General
                                               Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        NORCRAFT HOLDINGS, L.P.
                                           by: NORCRAFT GP, L.L.C., its General
                                              Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        NORCRAFT FINANCE CORP.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT M

                                    [Form of]
                              SOLVENCY CERTIFICATE

     I, the undersigned, Chief Financial Officer of Norcraft Companies, L.P., a Delaware limited partnership ("Borrower"), DO HEREBY CERTIFY on behalf of Borrower that:

     1. This Certificate is furnished pursuant to Section 4.01(g) of the Credit Agreement, (as in effect on the date of this Certificate) dated as of October 21, 2003, among Borrower, Norcraft Holdings, L.P., a Delaware limited partnership ("Holdings"), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in
Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC, as bookmanager and lead arranger (in such capacity, the "Lead Arranger"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (in such capacity, the "Syndication Agent"), WACHOVIA CAPITAL MARKETS, LLC, as co-arranger (the "Co-Arranger"), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, the "Swingline Lender"), UBS AG, STAMFORD BRANCH, as Issuing Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Secured Parties and the Issuing Bank (in such capacity, the "Collateral Agent") and CIT LENDING SERVICES CORPORATION, as documentation agent (in such capacity, the "Documentation Agent").

     2. Immediately following the consummation of the Transactions and immediately following the making of each Loan and after giving effect to the application of the proceeds of each Loan on the date hereof, (a) the fair value of the assets of each Loan Party (individually and on a consolidated basis with its Subsidiaries) exceeds its debts and liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of each Loan Party is greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) each Loan Party (individually and on a consolidated basis with its Subsidiaries) is able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured and (d) each Loan Party (individually and on a consolidated basis with its Subsidiaries) does not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date.

                            [Signature Page Follows.]

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of October, 2003.

                                        NORCRAFT COMPANIES, L.P.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: Chief Financial Officer

                                                                       EXHIBIT N

                                    [Form of]
                                 LENDER ADDENDUM

     Reference is made to the Credit Agreement dated as of October 21, 2003, among Norcraft Companies, L.P., a Delaware limited partnership ("Borrower"), Norcraft Holdings, L.P., a Delaware limited partnership ("Holdings"), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC, as bookmanager and lead arranger (in such capacity, the "Lead Arranger"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (in such capacity, the "Syndication Agent"), WACHOVIA CAPITAL MARKETS, LLC, as co-arranger (the "Co-Arranger"), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, the "Swingline Lender"), UBS AG, STAMFORD BRANCH, as Issuing Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Secured Parties and the Issuing Bank (in such capacity, the "Collateral Agent") and CIT LENDING SERVICES CORPORATION, as documentation agent (in such capacity, the "Documentation Agent").

     Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 11.14 of the Credit Agreement, the undersigned hereby becomes a Lender thereunder having the Commitment set forth in Schedule 1 hereto, effective as of the Closing Date.

     THIS LENDER ADDENDUM SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

     This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                            [Signature Pages Follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this 21st day of October, 2003.

                                                                            ,/a/
                                        ------------------------------------
                                        as a Lender
                                        [Please type legal name of Lender above]


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        [If second signature is necessary:]


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

----------
/a/ Use this form of signature page if there is a syndicate of lenders to avoid having to keep track of correct legal names.

Accepted and agreed:

NORCARFT COMPANIES, L.P., as Borrower

By: NORCARFT GP, L.L.C., its general partner


By:
    ------------------------------
    Name:
    Title:


UBS AG, STAMFORD BRANCH, as
Administrative Agent


By:
    ------------------------------
    Name:
    Title:


By:
    ------------------------------
    Name:
    Title:

                                                                      Schedule 1

                         COMMITMENTS AND NOTICE ADDRESS

1.   Name of Lender:
                       -----------------
     Notice Address:
                       -----------------

                       -----------------
     Attention:
                       -----------------
     Telephone:
                       -----------------
     Facsimile:
                       -----------------

2.   Commitment:
                       -----------------

                                                                       EXHIBIT O

                                    [Form of]
                             COMPLIANCE CERTIFICATE

     I [We], [        ], the [Financial Officer[s]] of
              --------
[BORROWER/HOLDINGS/APPLICABLE SUBSIDIARY GUARANTOR[S]] (in such capacity and not in [my] [our] individual capacity), hereby certify[ies] that, with respect to that certain Credit Agreement dated as of October 21, 2003, among Norcraft Companies, L.P., a Delaware limited partnership ("Borrower"), Norcraft Holdings, L.P., a Delaware limited partnership ("Holdings"), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC, as bookmanager and lead arranger (in such capacity, the "Lead Arranger"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (in such capacity, the "Syndication Agent"), WACHOVIA CAPITAL MARKETS, LLC, as co-arranger (the "Co-Arranger"), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, the "Swingline Lender"), UBS AG, STAMFORD BRANCH, as Issuing Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Secured Parties and the Issuing Bank (in such capacity, the "Collateral Agent") and CIT LENDING SERVICES CORPORATION, as documentation agent (in such capacity, the "Documentation Agent"):

          a. Attached hereto as Schedule 1 are detailed calculations demonstrating compliance by [Borrower] [Holdings] [Subsidiary Guarantor[s]] with Sections 6.05(f) and 6.08 of the Credit Agreement. [Borrower] [Holdings] [Subsidiary Guarantors[s]] [is] [are] in compliance with such Section as of the date hereof. Attached hereto as Schedule 2 are detailed calculations setting forth Borrower's Excess Cash Flow./a/ Attached hereto as Schedule 3 is the report of PricewaterhouseCoopers LLP./b/

          b. [Borrower] [Holdings] [Subsidiary Guarantor[s]] [was] [were] in compliance with Sections 6.05(f) and 6.08 of the Credit Agreement at all
     times during and since [             ].
                             -------------

          c. No Default has occurred under the Credit Agreement which has not been previously disclosed, in writing, to the Administrative Agent pursuant to a Compliance Certificate.

----------
/a/  To accompany annual financial statements only.

/b/ To accompany annual financial statements only. The report must opine that, while such audit was conducted with respect to accounting matters and was not specifically directed at determining the existence of a Default, in the course of its regular audit of the financial statements of Holdings and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, PricewaterhouseCoopers LLP obtained no knowledge that any Default has occurred or, if in the opinion of PricewaterhouseCoopers LLP, such a Default has occurred, specifying the nature and extent thereof.

                            [Signature Page Follows]

Dated this 21st day of October, 2003.

                                        NORCRAFT COMPANIES, L.P.
                                        By: NORCRAFT GP, L.L.C., its General
                                        Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: [Financial Officer]


                                        NORCRAFT HOLDINGS, L.P.
                                        By: NORCRAFT GP, L.L.C., its General
                                        Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: [Financial Officer]


                                        NORCRAFT FINANCE CORP.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: [Financial Officer]


                                        NORCRAFT CANADA CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: [Financial Officer]

                                   SCHEDULE 1

Section 6.08(a): Maximum Leverage Ratio

Consolidated Indebtedness as of
   [     ], 20[  ]
    -----      --
                                                                 ---------------

Determination of Consolidated EBITDA for four quarter period ended [  ], 20[  ]:
       --      --

Calculation of Consolidated Net Income for four quarter period ended [  ], 20[  ]:
       --      --

     consolidated net income of Borrower and its Subsidiaries
     in accordance with GAAP for the four quarter period ended
     [  ], 20[  ], minus (or if such item is a loss (as
      --      --
     indicated by parenthesis around such item), plus) each of
     the following items, to the extent such items increased
     such net income in such period
                                                                 ---------------

     the net income (or loss) of any person (other than a
     Consolidated Subsidiary of Borrower) in which any person
     other than Borrower and its Consolidated Subsidiaries has
     an ownership interest, except to the extent that cash in
     an amount equal to any such income has actually been
     received by Borrower or (subject to clause (c) below) any
     of its Consolidated Subsidiaries during such period
                                                                 ---------------
     except to the extent includible in the Consolidated Net
     Income of Borrower pursuant to the foregoing clause (a),
     the net income (or loss) of any person that accrued prior
     to the date that (1) such person becomes a Consolidated
     Subsidiary of Borrower or is merged into or consolidated
     with Borrower or any of its Consolidated Subsidiaries or
     (2) the assets of such person are acquired by Borrower or
     any of its Consolidated Subsidiaries
                                                                 ---------------

     the net income of any Consolidated Subsidiary of Borrower
     during such period to the extent that the declaration or
     payment of dividends or similar distributions by such
     Consolidated Subsidiary of that income is not permitted
     by operation of the terms of its charter or any
     agreement, instrument, judgment, decree, order, statute,
     rule or governmental regulation applicable to that
     Consolidated Subsidiary during such period, except that
     Borrower's equity in a net loss of any such Consolidated
     Subsidiary for such period shall be included in
     determining Consolidated Net Income
                                                                 ---------------

     any gain (or loss), together with any related provisions
     for taxes on any such gain (or the tax effect of any such
     loss), realized during such period by Borrower or any of
     its Consolidated Subsidiaries upon (x) the acquisition of
     any securities, or the extinguishment of any
     Indebtedness, of Borrower or any Consolidated Subsidiary
     of Borrower or (y) any Asset Sale (other than any Asset
     Sale pursuant to Section 6.05(b)(i) or (d), and other
     dispositions in the ordinary course of business) by
     Borrower or any Consolidated Subsidiary of Borrower
                                                                 ---------------

     gains and losses due solely to fluctuations in currency
     values and the related tax effects according to GAAP
                                                                 ---------------

     unrealized gains and losses with respect to Hedging
     Obligations
                                                                 ---------------
     earnings resulting from any reappraisal, revaluation or
     write-up of assets
                                                                 ---------------

     any extraordinary or nonrecurring gain (or extraordinary
     or nonrecurring loss), together with any related
     provision for taxes on any such gain (or the tax effect
     of any such loss), recorded or recognized by Borrower or
     any of its Consolidated Subsidiaries during such period
                                                                 ---------------

Consolidated Net Income for period ended [  ], 20[  ]
                                          --      --             ---------------

Consolidated Interest Expense calculation:

     consolidated interest expense of Borrower and its
     Consolidated Subsidiaries in accordance with GAAP for the
     four quarter period ended [  ], 20[  ], plus, without
                                --      --
     duplication, each of the following items for such period:
                                                                 ---------------

     imputed interest on Capital Lease Obligations of Borrower
     and its Consolidated Subsidiaries for such period
                                                                 ---------------

     commissions, discounts and other fees and charges owed by
     Borrower or any of its Consolidated Subsidiaries with
     respect to letters of credit securing financial
     obligations, bankers' acceptance financing and
     receivables financings
                                                                 ---------------

     amortization of debt issuance costs, debt discount or
     premium and other financing fees and expenses incurred by
     Borrower or any of its Consolidated Subsidiaries
                                                                 ---------------

     cash contributions to any employee stock ownership plan
     or similar trust made by Borrower or any of its
     Consolidated Subsidiaries to the extent such
     contributions are used by such plan or trust to pay
     interest or fees to any person (other than Borrower or a
     Wholly Owned Subsidiary) in connection with Indebtedness
     incurred by such plan or trust
                                                                 ---------------

     all interest paid or payable with respect to discontinued
     operations of Borrower or any of its Consolidated
     Subsidiaries
                                                                 ---------------

     the interest portion of any deferred payment obligations
     of Borrower or any of its Consolidated Subsidiaries
                                                                 ---------------

     all interest on any Indebtedness of Borrower or any of
     its Subsidiaries of the type described in clause (f) or
     (j) of the definition of "Indebtedness"
                                                                 ---------------

     any other non-cash interest expense of Borrower and its
     Consolidated Subsidiaries for such period
                                                                 ---------------

     minus, to the extent directly related to the Transactions
     or the Exchange Offer pursuant to the Registration Rights
     Agreement, debt issuance costs, debt discount or premium
     and other financing fees and expenses
                                                                 ---------------

     any adjustments required to be made in connection with
     Interest Rate Agreements (including associated costs),
     but excluding unrealized gains and losses with respect to
     Interest Rate Agreements
                                                                 ---------------

     Consolidated Interest Expense for the four quarter period
     ended [  ], 20[  ]
            --      --                                           ---------------

Consolidated EBITDA calculation (on a Pro Forma Basis, if
appropriate):
                                                                 ---------------

     Consolidated Net Income, plus, to the extent permitted by
     the Credit Agreement and to the extent such items reduced
     Consolidated Net Income in the period ended [  ], 20[  ]:
                                                  --      --     ---------------

     Consolidated Interest Expense
                                                                 ---------------

     Consolidated Amortization Expense
                                                                 ---------------

     Consolidated Depreciation Expense
                                                                 ---------------

     Dividends paid to Holdings pursuant to Section 6.06(d)
     plus, without duplication, any other provision for taxes
     based on income for Borrower and its Consolidated
     Subsidiaries
                                                                 ---------------

     Costs and expenses incurred in connection with the
     Transactions (for the avoidance of doubt, including the
     payment by Borrower of bonus and severance payments to
     Mr. Hank Key and all other success bonuses paid by
     Borrower to employees of Borrower upon and in connection
     with the consummation of
     the Acquisition) and the Exchange Offer pursuant to the
     Registration Rights Agreement (including amortization of
     debt issuance costs, debt discount or premium and other
     financing fees and expenses directly relating thereto)
                                                                 ---------------
     the amount of any payments made in accordance with
     Section 6.07(d) and any management fees paid in the
     ordinary course by Borrower to its former financial
     sponsor during the period from and including October 1,
     2003 to and excluding the Closing Date
                                                                 ---------------

     all other non-cash items reducing Consolidated Net Income
     (including non-cash write-offs of goodwill, intangibles
     and long-lived assets and non-cash items resulting from
     purchase accounting, but excluding any non-cash charge
     that results in an accrual of a reserve for cash charges
     in any future period) for such period
                                                                 ---------------

     the aggregate amount of all non-cash items, determined on
     a consolidated basis, to the extent such items increased
     Consolidated Net Income (other than the accrual of
     revenue, recording of receivables or the reversal of
     reserves in the ordinary course of business) for such
     period
                                                                 ---------------

Consolidated EBITDA for the four quarter period ended [  ],
                                                       --
20[  ]/c/
   --                                                            ---------------

Leverage Ratio:
                                                                 ---------------

Consolidated Indebtedness to Consolidated EBITDA
                                                                 ---------------

                                                                 Covenant
                                                                 Requirement:

                                                                 ---------------

Section 6.08(b): Minimum Interest Coverage Ratio

Consolidated EBITDA for the four quarter period ended [  ],
                                                       --
20[  ]
   --
                                                                 ---------------

Consolidated Interest Expense for the four quarter period
ended [  ], 20[  ]
       --      --                                                ---------------

----------
/c/ Calculated on a Pro Forma Basis to give effect to the Acquisition, Consolidated EBITDA for the first, second and third quarters of 2003 shall be deemed to be $10,056,000, $12,003,000 and $12,876,000, respectively.

Consolidated Interest Coverage Ratio:

Consolidated EBITDA to Consolidated Interest Expense
                                                                 ---------------

                                                                 Covenant
                                                                 Requirement:

                                                                 ---------------

Section 6.08(c): Minimum Fixed Charge Coverage Ratio

Consolidated EBITDA for the four quarter period ended [  ],
                                                       --
20[  ]
   --
                                                                 ---------------

Calculation of Consolidated Fixed Charges:

     Consolidated Interest Expense for the four quarter period
     ending [  ], 20[  ], to the extent paid or payable in cash,
             --      --
     plus
                                                                 ---------------

     All Capital Expenditures made by Borrower and its
     Subsidiaries during such period (other than to the extent
     financed by Excluded Issuances), plus
                                                                 ---------------

     All dividends paid pursuant to Section 6.06(d) during
     such period plus, without duplication, all cash payments
     in respect of income taxes in respect of Borrower or any
     of its Subsidiaries, plus
                                                                 ---------------

     the scheduled principal amount of all amortization
     payments on all Indebtedness (including the principal
     component of all Capital Lease Obligations) of Borrower
     and its Subsidiaries for such period (as determined on
     the first day of the respective period), except that for
     any Test Period in 2004 or 2003, the amount of the
     scheduled principal amount of amortization payments on
     the Term Loans during such Test Period shall be deemed to
     be the amount of all such amortization payments to be
     made in 2004
                                                                 ---------------

Consolidated Fixed Charges for the period ended [  ], 20[  ]
                                                 --      --      ---------------

Consolidated Fixed Charge Coverage Ratio:

Consolidated Fixed Charges to Consolidated EBITDA
                                                                 ---------------

                                                                 Covenant
                                                                 Require-
                                                                 ment:

                                                                 1.1 to 1.0

Section 6.08(d): Capital Expenditures

Capital Expenditures for the year ending [  ], 20[  ]
                                          --      --             ---------------

                                                                 Covenant
                                                                 Requirement:

                                                                 ---------------

Section 6.05(f):

Amount of each Permitted Acquisition made in the quarter
ending:
                                                                 ---------------

                                                                 Maximum amount
                                                                 per Permitted
                                                                 Acquisition:

                                                                 $15.0 million

Aggregate amount of all Permitted Acquisitions from the
Closing Date last of quarter ending [  ], 20[  ]
                                     --      --                  ---------------

                                                                 Maximum amount
                                                                 for all
                                                                 Permitted
                                                                 Acquisitions:

                                                                 $40.0 million

                                   SCHEDULE 2

Excess Cash Flow

     Consolidated EBITDA for such fiscal year, plus
                                                                 ---------------

     cash gains excluded from Consolidated Net Income for such
     fiscal year, plus
                                                                 ---------------

     reductions to non-cash working capital of Borrower and
     its Consolidated Subsidiaries for such fiscal year (i.e.,
     the decrease, if any, in Consolidated Current Assets
     minus Consolidated Current Liabilities from the beginning
     to the end of such fiscal year), minus
                                                                 ---------------

     the amount of any cash income taxes paid or payable by
     Borrower and its Consolidated Subsidiaries with respect
     to such fiscal year, net of any cash tax refunds received
     or receivable by Borrower or any of its Consolidated
     Subsidiaries in such fiscal year, plus, without
     duplication, Dividends paid pursuant to Section 6.06(d)
     in such fiscal year, minus
                                                                 ---------------

     Consolidated Interest Expense, to the extent paid or
     payable in cash paid during such fiscal year, minus
                                                                 ---------------

     Capital Expenditures made in cash in accordance with
     Section 6.08(d) during such fiscal year, to the extent
     funded from internally generated funds (for the avoidance
     of doubt, Capital Expenditures, to the extent financed
     with one or more Excluded Issuances, shall not be deemed
     funded from internally generated funds), minus
                                                                 ---------------

     permanent repayments and prepayments of Indebtedness made
     by Borrower and its Consolidated Subsidiaries during such
     fiscal year, to the extent funded with internally
     generated funds, minus
                                                                 ---------------

     amounts referred to in clauses (e) and (f) of the
     definition of Consolidated EBITDA, to the extent paid in
     cash in such fiscal year, minus
                                                                 ---------------

     cash losses excluded from the calculation of Consolidated
     Net Income for such fiscal year, minus
                                                                 ---------------

     additions to noncash working capital for such fiscal year
     (i.e., the increase, if any, in Consolidated Current
     Assets minus Consolidated Current Liabilities from the
     beginning to the end of such fiscal year), minus
                                                                 ---------------
     the amount of Acquisition Consideration (exclusive of any
     amounts financed by Excluded Issuances) expended in cash
     during such fiscal year, minus
                                                                 ---------------

     Net Cash Proceeds of Asset Sales and Casualty Events
                                                                 ---------------

Excess Cash Flow:
                                                                 ---------------

                                   SCHEDULE 3

                      Report of PricewaterhouseCoopers LLP

                                   [To come.]

                                                                       EXHIBIT P
                                    [Form of]
                             LC REQUEST [AMENDMENT]

[LOGO] UBS

                                                           UBS AG
                                                           _________ _________
                                                           677 Washington  ____
                                                           _________ ___________
                                                           Tel. _______________

                                                         Date: OCTOBER 20, 2003
                                                         SWIFT Address: UBSWUS33

     THE TRAVELERS INDEMNITY COMPANY
     CREDIT RISK MGMT.
     ONE TOWER SQUARE-1CCR
     HARTFORD, CT 05183

          IRREVOCABLE STANDBY LETTER OF CREDIT NC: F033292

APPLICANT:
Norcraft Companies L.P.

Gentlemen:

We hereby establish this clean irrevocable Letter of Credit in favor of the The Travelers Indemnity Company ("Beneficiary") by order of and for the account of Norcraft for drawings up to United States $3,450,000.00. This Letter of Credit is issued, presentable and payable at our office at 677 Washington Blvd., Stamford, ST 06901. This Letter of Credit shall become effective on October 21, 2003 and shall expire with our close of business on December 31, 2003. After the Letter of Credit has been issued, it cannot be revoked or reduced without the consent of the Beneficiary.

The term "Beneficiary" includes any successor by operation of law of the named Beneficiary including, without limitation, any liquidator, rehabilitator, receiver or conservator.

We hereby undertake to promptly honor your sight draft(s) drawn on us under and in compliance with, the terms and conditions of this Letter of Credit indicating our Credit No. F033292. for all or any part of this credit if presented at our office specified in paragraph one on or before the expiry date or any automatically extended expiry date. If you so choose, you will be able to draw on this Letter of Credit more than once, so long as the sum of the amounts which you have drawn does not exceed the full amount of the Letter of Credit.

This Letter of Credit ___ forth in full the terms of our undertaking, and such undertaking shall not in any way be modified, amended or amplified by reference to any note, document, instrument or agreement referred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates and any such reference shall not be deemed to be incorporated, herein by reference. The obligation of UBS

AG under this Letter of Credit is the individual obligation of UBS AG, and is in no way contingent upon reimbursement with respect thereto. It is a condition of this Letter of credit that it is deemed to be automatically extended without amendment for one year from the expiry date hereof, or any future expiration date, unless at least 9O days prior to any expiration date we notify you by registered mail or overnight courier that we elect not to consider this Letter of Credit extended for any such additional period. In that event you may draw hereunder on or prior to the then relevant expiration date, up to the full amount then available hereunder, against your sight draft(_) on us, bearing the number of this Letter of Credit.

This letter of Credit is subject to and governed by the Laws of the State of Connecticut and the 1993 Revision of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (publication No.
500) and, in the event of any conflict, the Laws of the State of Connecticut will control. If this Credit expires during an interruption of business as described in Article 17 of said Publication 500, the bank hereby specifically agrees to effect payment if this Credit is drawn against within 30 days after the resumption of business.

                               Very truly yours,
                                     UBS AG
                                 Stamford Branch


/s/ John A. McGarvey                              /s/ Illegible
-------------------------------                   ------------------------------
    John A. McGarvey                                  Illegible
    Director                                          Associate Director
    Operations                                        Operations

                                       P-2